UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03290

Name of Fund:  BlackRock Variable Series Funds, Inc.

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock Government Money Market V.I. Fund (Formerly BlackRock Money Market V.I. Fund)

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock iShares Alternative Strategies V.I. Fund

BlackRock iShares Dynamic Allocation V.I Fund

BlackRock iShares Dynamic Fixed Income V.I. Fund

BlackRock iShares Equity Appreciation V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Managed Volatility V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

BlackRock Value Opportunities V.I. Fund

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2015

Date of reporting period: 12/31/2015

Item 1 – Report to Stockholders

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. With U.S. growth outpacing the global economic recovery in 2015 while inflationary pressures remained low, investors spent most of the year anticipating a short-term rate hike from the Federal Reserve (the “Fed”), which ultimately came to fruition in December. In contrast, the European Central Bank (“ECB”) and the Bank of Japan moved to a more accommodative stance during the year. In this environment, the U.S. dollar strengthened considerably, causing profit challenges for U.S. exporters and high levels of volatility in emerging market currencies and commodities. Oil prices were particularly volatile and below the historical norm due to an ongoing imbalance in global supply and demand.

Market volatility broadly increased in the middle of 2015, beginning with a sharp, but temporary, selloff in June as Greece’s long-brewing debt troubles came to an impasse. Just as these concerns abated, Chinese equities tumbled amid weakness in the country’s economy. This, combined with a depreciation of the yuan and declining confidence in China’s policymakers, stoked worries about the potential impact to the broader world economy, causing heightened volatility to spread throughout markets globally. Given a dearth of meaningful growth across most of the world, financial markets became more reliant on central bank policies to drive performance. In that vein, risk assets (such as equities and high yield bonds) rallied in October when China’s central bank provided more stimulus, the ECB hinted at further easing, and soft U.S. data pushed back expectations for a Fed rate hike. As the period came to a close, however, the ECB disappointed investors with its subdued policy changes. The Fed’s December rate hike had a positive impact on the markets as it removed a source of uncertainty, but this was counteracted by the dampening effect of a stronger U.S. dollar, falling oil prices and tighter credit conditions.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.15%	1.38%
U.S. small cap equities (Russell 2000® Index)	(8.75)	(4.41)
International equities (MSCI Europe, Australasia, Far East Index)	(6.01)	(0.81)
Emerging market equities (MSCI Emerging Markets Index)	(17.35)	(14.92)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.04	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	1.43	0.91
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	0.65	0.55
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.31	3.32
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.79)	(4.43)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Basic Value V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock Basic Value V.I. Fund

Investment Objective

BlackRock Basic Value V.I. Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

Stock selection in the utilities sector was among the leading detractors to performance versus the benchmark for the 12 months. Independent power producer Dynegy, Inc. declined significantly as investors weighed falling natural gas prices and weakening credit conditions during the fourth quarter of 2015. The Fund has maintained the positon as the long term fundamentals of the company remain strong.

•

Stock selection in the consumer discretionary sector also had a negative impact on performance. Within the media segment of the consumer discretionary sector, Viacom, Inc. saw its results suffer on a decrease in advertising revenues driven by the consumer shift to digital content. Given market concerns around a decline in the traditional media industries, the Fund sold out of its position in the company during the period. Department store operator Macy’s, Inc. succumbed to the challenging retail sales environment during the second half of 2015 and delivered a disappointing third quarter earnings announcement. The warmest autumn in 40 years slowed traffic to stores, while a strong U.S. dollar hurt tourism-related sales at the company’s flagship stores.

•

In the financials sector, investments in the insurance and consumer finance industries combined with an underweight exposure to real estate investment trusts led to underperformance. In particular, the Fund’s significant positions in consumer finance companies Discover Financial Services and Capital One Financial Corp. hindered performance. Both companies continue to display strong underlying fundamentals but saw their shares decline following second quarter earnings reports, as strong loan growth required an increase in loss reserves.

•

On the positive side, selection within the consumer staples sector added to relative performance. The Fund’s top holding in the sector, Kroger Co., displayed strong momentum throughout the period, leading the Fund to scale back the position. Elsewhere in the sector, the Fund’s avoidance of Wal-Mart Stores, Inc. had a positive impact on performance, as the stock dropped sharply after management forecasted a sales decline.

•

The Fund’s outperformance in the health care sector was driven by strong results in the pharmaceuticals industry. In particular, a significant position in Hospira, Inc. rallied on news of an acquisition by Pfizer, Inc., which was among the Fund’s larger holdings during the period and which also saw its shares react positively to the deal. Finally, the Fund’s focus on refiners within the energy sector, specifically Valero Energy Corp. and Marathon Petroleum Corporation, led to outperformance in the sector.

Describe recent portfolio activity.

•

During the period, the investment advisor increased the Fund’s investments in the telecommunication services (“telecom”), utilities and financials sectors, while reducing exposure to the consumer discretionary, consumer staples and health care sectors.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with the largest sector overweights in health care, telecom and consumer discretionary, while the most significant underweights were industrials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Financials	32%
Health Care	16
Energy	13
Information Technology	12
Consumer Discretionary	7
Telecommunication Services	6
Utilities	5
Industrials	4
Consumer Staples	2
Materials	2
Short-Term Securities	7
Liabilities in Excess of Other Assets	(6)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock Basic Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended December 31, 2015
	6-Month Total Returns[5]	Average Annual Total Returns
		1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(8.89)%	(5.95)%	9.69%	6.31%
Class II4	(8.91)	(6.07)	9.52	6.14
Class III[4]	(8.94)	(6.15)	9.40	6.04
Russell 1000® Value Index	(3.23)	(3.83)	11.27	6.16

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$911.10	$3.56	$1,000.00	$1,021.48	$3.77	0.74%
Class II	$1,000.00	$910.90	$4.38	$1,000.00	$1,020.62	$4.63	0.91%
Class III	$1,000.00	$910.60	$4.91	$1,000.00	$1,020.06	$5.19	1.02%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock Basic Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Basic Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.5%
Honeywell International, Inc.	14,480	$1,499,694
Huntington Ingalls Industries, Inc.	2,810	356,449
Raytheon Co.	37,940	4,724,668

		6,580,811
Airlines — 0.3%
American Airlines Group, Inc.	26,380	1,117,193
Auto Components — 1.5%
Lear Corp.	53,870	6,616,852
Automobiles — 0.2%
Thor Industries, Inc.	14,439	810,750
Banks — 14.3%
Citigroup, Inc.	435,690	22,546,957
JPMorgan Chase & Co.	338,636	22,360,135
KeyCorp	223,080	2,942,425
Regions Financial Corp.	379,580	3,643,968
Wells Fargo & Co.	221,340	12,032,042

		63,525,527
Biotechnology — 2.2%
Baxalta, Inc.	244,260	9,533,468
Capital Markets — 1.3%
Ameriprise Financial, Inc.	13,400	1,426,028
KKR & Co. LP (a)	58,984	919,561
Morgan Stanley	110,810	3,524,866

		5,870,455
Chemicals — 0.6%
Akzo Nobel NV — ADR	36,859	818,823
Ashland, Inc.	1,680	172,536
LyondellBasell Industries NV, Class A	21,350	1,855,315

		2,846,674
Communications Equipment — 10.8%
Cisco Systems, Inc.	858,480	23,312,024
Nokia OYJ — ADR (b)	352,770	2,476,445
QUALCOMM, Inc.	326,410	16,315,604
Telefonaktiebolaget LM Ericsson — ADR (b)	593,000	5,698,730

		47,802,803
Construction & Engineering — 0.4%
AECOM (a)	52,850	1,587,085
Jacobs Engineering Group, Inc. (a)	4,190	175,771

		1,762,856
Consumer Finance — 6.7%
Capital One Financial Corp.	160,500	11,584,890
Discover Financial Services	290,370	15,569,639
SLM Corp. (a)	401,770	2,619,540

		29,774,069

Common Stocks	Shares	Value
Containers & Packaging — 0.5%
Avery Dennison Corp.	3,560	$223,070
Bemis Co., Inc.	22,640	1,011,782
Crown Holdings, Inc. (a)	14,490	734,643
Sonoco Products Co.	7,770	317,560

		2,287,055
Diversified Financial Services — 2.4%
Nasdaq, Inc.	184,370	10,724,803
Diversified Telecommunication Services — 4.4%
Verizon Communications, Inc.	418,910	19,362,020
Electric Utilities — 2.4%
American Electric Power Co., Inc.	13,190	768,581
Duke Energy Corp.	1,880	134,213
Edison International	880	52,105
Exelon Corp.	341,840	9,492,897
FirstEnergy Corp.	4,500	142,785

		10,590,581
Energy Equipment & Services — 1.8%
Baker Hughes, Inc.	74,180	3,423,407
Halliburton Co.	39,050	1,329,262
Superior Energy Services, Inc.	238,182	3,208,312

		7,960,981
Food & Staples Retailing — 1.4%
CVS Health Corp.	10,130	990,410
Kroger Co.	121,492	5,082,010

		6,072,420
Food Products — 0.2%
Kellogg Co.	2,030	146,708
Tyson Foods, Inc., Class A	12,520	667,692

		814,400
Health Care Equipment & Supplies — 4.0%
Baxter International, Inc.	139,050	5,304,757
Medtronic PLC	75,688	5,821,921
Zimmer Biomet Holdings, Inc. (b)	64,180	6,584,226

		17,710,904
Health Care Providers & Services — 1.8%
Community Health Systems, Inc. (a)	111,390	2,955,177
Laboratory Corp. of America Holdings (a)	5,416	669,634
Quest Diagnostics, Inc.	62,363	4,436,504

		8,061,315
Hotels, Restaurants & Leisure — 0.0%
Wyndham Worldwide Corp.	2,310	167,821
Household Durables — 1.9%
Newell Rubbermaid, Inc. (b)	174,070	7,673,006

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (continued)	BlackRock Basic Value V.I. Fund

Common Stocks	Shares	Value
Household Durables (continued)
Tupperware Brands Corp. (b)	9,580	$533,127

		8,206,133
Independent Power and Renewable Electricity Producers — 2.5%
AES Corp.	800,230	7,658,201
Dynegy, Inc. (a)	258,590	3,465,106

		11,123,307
Insurance — 5.5%
Genworth Financial, Inc., Class A (a)	487,400	1,818,002
Hartford Financial Services Group, Inc.	152,841	6,642,470
Lincoln National Corp.	103,957	5,224,879
MetLife, Inc.	28,891	1,392,835
Prudential Financial, Inc.	54,060	4,401,025
XL Group PLC (b)	129,130	5,059,313

		24,538,524
IT Services — 0.1%
First Data Corp. Class A (a)	32,710	524,014
Life Sciences Tools & Services — 0.0%
Bruker Corp. (a)	5,362	130,136
Media — 1.3%
Comcast Corp., Class A	9,440	532,699
Interpublic Group of Cos., Inc.	68,860	1,603,061
Omnicom Group, Inc. (b)	2,330	176,288
Scripps Networks Interactive, Inc., Class A (b)	63,410	3,500,866

		5,812,914
Metals & Mining — 0.3%
Allegheny Technologies, Inc. (b)	18,080	203,400
Reliance Steel & Aluminum Co.	21,350	1,236,379

		1,439,779
Multiline Retail — 0.8%
Dollar General Corp.	1,250	89,837
Macy’s, Inc.	99,600	3,484,008

		3,573,845
Multi-Utilities — 0.1%
Ameren Corp.	8,230	355,783
PG&E Corp.	1,050	55,849

		411,632
Oil, Gas & Consumable Fuels — 10.8%
Apache Corp.	234,690	10,436,664
Gulfport Energy Corp. (a)	225,280	5,535,130
Marathon Oil Corp.	741,652	9,337,399
Marathon Petroleum Corp.	89,910	4,660,934
Suncor Energy, Inc.	134,450	3,468,810
Valero Energy Corp.	201,270	14,231,802
World Fuel Services Corp.	11,380	437,675

		48,108,414
Pharmaceuticals — 8.0%
Merck & Co., Inc.	292,450	15,447,209
Pfizer, Inc.	519,620	16,773,334
Teva Pharmaceutical Industries Ltd. — ADR	50,440	3,310,882

		35,531,425
Professional Services — 2.3%
Dun & Bradstreet Corp.	430	44,690
ManpowerGroup, Inc.	7,890	665,048
Nielsen Holdings NV (b)	203,820	9,498,012

		10,207,750
Real Estate Investment Trusts (REITs) — 1.8%
Brixmor Property Group, Inc.	40,730	1,051,649

Common Stocks	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Outfront Media, Inc.	151,806	$3,313,925
Starwood Property Trust, Inc.	177,480	3,648,989

		8,014,563
Semiconductors & Semiconductor Equipment — 0.8%
Teradyne, Inc.	173,290	3,581,904
Specialty Retail — 1.3%
Gap, Inc. (b)	92,330	2,280,551
GNC Holdings, Inc., Class A	112,000	3,474,240

		5,754,791
Technology Hardware, Storage & Peripherals — 0.7%
Apple Inc.	29,530	3,108,328
Wireless Telecommunication Services — 1.8%
Telephone & Data Systems, Inc.	234,714	6,076,745
United States Cellular Corp. (a)	50,031	2,041,765

		8,118,510
Total Common Stocks — 98.7%		438,179,727

Preferred Stocks
Food Products — 0.4%
Tyson Foods, Inc., 4.75% (c)	27,359	1,660,144
Machinery — 0.1%
Stanley Black & Decker, Inc., 6.25% (c)	3,270	381,903
Total Preferred Stocks — 0.5%		2,042,047
Total Long-Term Investments (Cost — $426,515,536) — 99.2%		440,221,774

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (d)(e)	2,943,348	2,943,348
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (d)(e)(f)	$27,873	27,873,304
Total Short-Term Securities (Cost — $30,816,652) — 6.9%		30,816,652
Total Investments (Cost — $457,332,188) — 106.1%		471,038,426
Liabilities in Excess of Other Assets — (6.1)%		(27,004,972)

Net Assets — 100.0%		$444,033,454

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock Basic Value V.I. Fund

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Convertible security.

(d)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at December 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,354,761	588,587	2,943,348	$ 3,930
BlackRock Liquidity Series, LLC, Money Market Series	$1,050,868	$26,822,436	$27,873,304	$16,982	[1]
[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$440,221,774	—	—	$440,221,774
Short-Term Securities	2,943,348	$27,873,304	—	30,816,652

Total	$443,165,122	$27,873,304	—	$471,038,426

[1] See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$26,262	—	—	$26,262
Liabilities:
Collateral on securities loaned at value	—	$(27,873,304)	—	$(27,873,304)

Total	$26,262	$(27,873,304)	—	$(27,847,042)

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Statement of Assets and Liabilities

December 31, 2015	BlackRock Basic Value V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $27,013,800) (cost — $426,515,536)	$440,221,774
Investments at value — affiliated (cost — $30,816,652)	30,816,652
Cash	26,262
Receivables:
Investments sold	1,711,521
Dividends — unaffiliated	410,268
From the Manager	123,442
Capital shares sold	38,456
Dividends — affiliated	641
Securities lending income — affiliated	1,586
Prepaid expenses	2,581

Total assets	473,353,183

Liabilities
Collateral on securities loaned at value	27,873,304
Payables:
Investments purchased	738,917
Investment advisory fees	228,303
Capital shares redeemed	117,009
Distribution fees	10,414
Officer’s and Directors’ fees	6,146
Other accrued expenses	344,369
Other affiliates	1,267

Total liabilities	29,319,729

Net Assets	$444,033,454

Net Assets Consist of
Paid-in capital	$428,761,028
Undistributed net investment income	4,335
Accumulated net realized gain	1,561,853
Net unrealized appreciation (depreciation)	13,706,238

Net Assets	$444,033,454

Net Asset Value
Class I — Based on net assets of $393,369,734 and 29,436,159 shares outstanding, 300 million shares authorized, $0.10 par value	$13.36

Class II — Based on net assets of $5,466,426 and 410,196 shares outstanding, 100 million shares authorized, $0.10 par value	$13.33

Class III — Based on net assets of $45,197,294 and 3,404,672 shares outstanding, 100 million shares authorized, $0.10 par value	$13.28

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Operations

Year Ended December 31, 2015	BlackRock Basic Value V.I. Fund

Investment Income
Dividends — unaffiliated	$11,031,783
Securities lending — affiliated — net	16,982
Dividends — affiliated	3,930
Foreign taxes withheld	(99,109)

Total income	10,953,586

Expenses
Investment advisory	2,990,915
Transfer agent	303
Transfer agent — Class I	828,758
Transfer agent — Class II	12,149
Transfer agent — Class III	105,963
Distribution — Class II	9,105
Distribution — Class III	126,843
Accounting services	112,057
Professional	78,505
Custodian	74,538
Printing	37,440
Officer and Directors	27,226
Miscellaneous	14,903

Total expenses	4,418,705
Less:
Fees waived by the Manager	(4,929)
Transfer agent fees reimbursed — Class I	(563,751)
Transfer agent fees reimbursed — Class II	(7,293)
Transfer agent fees reimbursed — Class III	(60,300)

Total expenses after fees waived and/or reimbursed	3,782,432

Net investment income	7,171,154

Realized and Unrealized Gain (Loss)
Net realized gain from investments	54,034,585
Net change in unrealized appreciation (depreciation) on investments	(88,682,929)

Total realized and unrealized loss	(34,648,344)

Net Decrease in Net Assets Resulting from Operations	$(27,477,190)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Statements of Changes in Net Assets	BlackRock Basic Value V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$7,171,154	$6,810,296
Net realized gain	54,034,585	66,520,534
Net change in unrealized appreciation (depreciation)	(88,682,929)	(26,442,513)

Net increase (decrease) in net assets resulting from operations	(27,477,190)	46,888,317

Distributions to Shareholders[1]
From net investment income:
Class I	(6,536,936)	(6,196,076)
Class II	(80,368)	(77,358)
Class III	(614,442)	(628,706)
From net realized gain:
Class I	(47,597,385)	(57,468,228)
Class II	(660,255)	(824,074)
Class III	(5,510,489)	(7,203,225)

Decrease in net assets resulting from distributions to shareholders	(60,999,875)	(72,397,667)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	3,007,568	52,815,040

Net Assets
Total increase (decrease) in net assets	(85,469,497)	27,305,690
Beginning of year	529,502,951	502,197,261

End of year	$444,033,454	$529,502,951

Undistributed net investment income, end of year	$4,335	$61,982

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights	BlackRock Basic Value V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$16.42	$17.44	$12.80	$11.43	$11.94

Net investment income[1]	0.24	0.25	0.22	0.22	0.19
Net realized and unrealized gain (loss)	(1.20)	1.51	4.65	1.38	(0.48)

Net increase (decrease) from investment operations	(0.96)	1.76	4.87	1.60	(0.29)

Distributions:[2]
From net investment income	(0.25)	(0.27)	(0.23)	(0.23)	(0.22)
From net realized gain	(1.85)	(2.51)	—	—	—

Total distributions	(2.10)	(2.78)	(0.23)	(0.23)	(0.22)

Net asset value, end of year	$13.36	$16.42	$17.44	$12.80	$11.43

Total Return[3]
Based on net asset value	(5.95)%	9.93%	38.07%	14.05%	(2.45)%

Ratios to Average Net Assets
Total expenses	0.86%	0.85%	0.84%	0.79%	0.67%

Total expenses after fees waived and/or reimbursed	0.73%	0.72%	0.72%	0.71%	0.67%

Net investment income	1.47%	1.40%	1.41%	1.79%	1.58%

Supplemental Data
Net assets, end of year (000)	$393,370	$468,876	$448,299	$363,954	$366,990

Portfolio turnover rate	50%	39%	47%	42%	58%

	Class II
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$16.38	$17.40	$12.77	$11.40	$11.91

Net investment income[1]	0.21	0.22	0.19	0.20	0.17
Net realized and unrealized gain (loss)	(1.18)	1.51	4.64	1.38	(0.48)

Net increase (decrease) from investment operations.	(0.97)	1.73	4.83	1.58	(0.31)

Distributions:[2]
From net investment income	(0.23)	(0.24)	(0.20)	(0.21)	(0.20)
From net realized gain	(1.85)	(2.51)	—	—	—

Total distributions	(2.08)	(2.75)	(0.20)	(0.21)	(0.20)

Net asset value, end of year	$13.33	$16.38	$17.40	$12.77	$11.40

Total Return[3]
Based on net asset value	(6.07)%	9.75%	37.85%	13.89%	(2.64)%

Ratios to Average Net Assets
Total expenses	1.02%	1.02%	1.01%	0.95%	0.82%

Total expenses after fees waived and/or reimbursed	0.90%	0.89%	0.89%	0.87%	0.82%

Net investment income	1.30%	1.23%	1.24%	1.63%	1.41%

Supplemental Data
Net assets, end of year (000)	$5,466	$6,233	$6,715	$6,058	$6,462

Portfolio turnover rate	50%	39%	47%	42%	58%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Financial Highlights (concluded)	BlackRock Basic Value V.I. Fund

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$16.32	$17.35	$12.74	$11.37	$11.89

Net investment income[1]	0.19	0.20	0.17	0.19	0.16
Net realized and unrealized gain (loss)	(1.17)	1.50	4.62	1.38	(0.49)

Net increase (decrease) from investment operations	(0.98)	1.70	4.79	1.57	(0.33)

Distributions:[2]
From net investment income	(0.21)	(0.22)	(0.18)	(0.20)	(0.19)
From net realized gain	(1.85)	(2.51)	—	—	—

Total distributions	(2.06)	(2.73)	(0.18)	(0.20)	(0.19)

Net asset value, end of year	$13.28	$16.32	$17.35	$12.74	$11.37

Total Return[3]
Based on net asset value	(6.15)%	9.63%	37.65%	13.81%	(2.78)%

Ratios to Average Net Assets
Total expenses	1.13%	1.11%	1.12%	1.05%	0.92%

Total expenses after fees waived and/or reimbursed	1.01%	1.00%	1.00%	0.98%	0.92%

Net investment income	1.19%	1.11%	1.14%	1.52%	1.37%

Supplemental Data
Net assets, end of year (000)	$45,197	$54,394	$47,184	$38,758	$35,132

Portfolio turnover rate	50%	39%	47%	42%	58%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements	BlackRock Basic Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Basic Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee, in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$ 1,326,780	$ (1,326,780)	—
JP Morgan Securities LLC.	2,494,587	(2,494,587)	—
Morgan Stanley	15,110,016	(15,110,016)	—
State Street Bank & Trust Co	4,835,956	(4,835,956)	—
UBS AG	3,246,461	(3,246,461)	—

Total	$27,013,800	$(27,013,800)	—

[1]

Collateral with a value of $27,873,304 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the above table.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion.	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion.	0.52%
Greater than $10 Billion	0.51%

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

For the year ended December 31, 2015, the Fund reimbursed the Manager $5,231 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class II	0.08%
Class III	0.09%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Basic Value V.I. Fund

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $5,062 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $244,145,361 and $263,147,951, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable the reclassification of distributions were reclassified to the following accounts:

Undistributed net investment income	$2,945
Accumulated net realized gain	$(2,945)

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$14,007,761	$14,843,548
Long-term capital gains	46,992,114	57,554,119

Total	$60,999,875	$72,397,667

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed long-term capital gains	$3,094,600
Net unrealized gains[1]	12,177,826

Total	$15,272,426

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$458,860,600

Gross unrealized appreciation	$66,791,587
Gross unrealized depreciation	(54,613,761)

Net unrealized appreciation	$12,177,826

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Notes to Financial Statements (concluded)	BlackRock Basic Value V.I. Fund

administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	691,099	$11,155,149	2,527,803	$42,399,921
Shares issued in reinvestment of distributions	3,981,747	54,134,322	3,822,932	63,664,304
Shares redeemed	(3,796,900)	(62,537,434)	(3,498,473)	(63,489,519)

Net increase	875,946	$2,752,037	2,852,262	$42,574,706

Class II
Shares sold	4,430	$65,251	361	$6,563
Shares issued in reinvestment of distributions	54,627	740,623	54,258	901,432
Shares redeemed	(29,479)	(471,738)	(59,950)	(1,082,618)

Net increase (decrease)	29,578	$334,136	(5,331)	$(174,623)

Class III
Shares sold	592,749	$9,628,267	921,717	$16,530,075
Shares issued in reinvestment of distributions	453,380	6,124,932	473,183	7,831,931
Shares redeemed	(974,870)	(15,831,804)	(781,006)	(13,947,049)

Net increase (decrease)	71,259	$(78,605)	613,894	$10,414,957

Total Net Increase	976,783	$3,007,568	3,460,825	$52,815,040

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Basic Value V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Capital Appreciation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock Capital Appreciation V.I. Fund

Investment Objective

BlackRock Capital Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2015, the Fund outperformed the benchmark Russell 1000® Growth Index and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

In sector terms, consumer discretionary was the prime contributor to relative performance, driven by internet & catalog retail holdings. The information technology (IT) sector was a second source of strength, led by software and IT services names. Zero exposure to communications equipment also proved advantageous in the sector. Limited exposure to the materials and energy sectors further benefited the Fund. These positives more than offset weakness in health care, where pharmaceutical holdings weighed on performance. The consumer staples and industrials sectors were a drag on performance as well.

•

At the stock level, the top individual contributor was Netflix, Inc. Shares outperformed in the first half of 2015 as global subscriber growth came in materially above expectations, with total customers topping 62 million. Strong performance continued in the second half of the reporting period, with the company continuing to report strong subscriber growth, both domestically and internationally. Overall, Netflix, Inc. continues to leverage its large scale enabling it to drive more content, attracting more subscribers.

•

Positions in Facebook, Inc. and Alphabet, Inc. (Google’s parent company) also added considerable value. Facebook, Inc. outperformed as the company showed accelerating growth in its core platform and material progress with monetizing its emerging growth properties (Instagram, Facebook Messenger and WhatsApp). Alphabet, Inc. gained as Google showed acceleration in owned and operated (Google.com) revenues, excluding foreign exchange. This, combined with year-over-year margin improvement, is driving positive earnings revisions and multiple expansion for the stock.

•

The largest individual detractors were Yahoo, Inc., Twenty-First Century Fox, Inc. and Union Pacific Corp. Yahoo, Inc. underperformed as its primary value driver – i.e., its stake in Chinese e-commerce company Alibaba – declined by more than 20%. Shares of Twenty-First Century Fox, Inc. underperformed early in the period as investors worried about the impact of foreign exchange on the company’s future earnings; additionally, ratings remained weak at its Fox broadcast network. Later, overall media multiples came under pressure (most notably in August 2015) amid growing concerns about the sustainability of the cable bundling model. Positions in both Yahoo, Inc. and Twenty-First Century Fox, Inc. were eliminated by the end of the reporting period. Union Pacific Corp. underperformed in 2015 due to declining freight volumes, particularly coal and metals.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s weighting in the consumer staples sector considerably increased. The allocations to the IT and materials sectors also increased. The Fund’s weighting in the health care and industrials sectors decreased, with declines in the consumer discretionary and energy sectors as well.

Describe portfolio positioning at period end.

•	As of period end, the Fund’s largest overweight position relative to the Russell 1000® Growth Index was in the IT sector, while the industrials sector was the largest underweight position.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Information Technology	39%
Consumer Discretionary	21
Health Care	18
Consumer Staples	8
Financials	6
Industrials	3
Materials	3
Telecommunication Services	1
Energy	1
Short-Term Securities	3
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock Capital Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to the Class III Shares.

[2]

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment advisor believes have exhibited above-average growth rates in earnings over the long-term.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

[4]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2015
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I5	0.60%	6.97%	10.06%		7.17%
Class III[5]	0.45	6.61	9.78	[7]	6.91	[7]
Russell 1000® Growth Index	1.64	5.67	13.53		8.53
S&P 500® Index	0.15	1.38	12.57		7.31

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to June 15, 2010, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,006.00	$3.99	$1,000.00	$1,021.22	$4.02	0.79%
Class III	$1,000.00	$1,004.50	$5.31	$1,000.00	$1,019.91	$5.35	1.05%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from results reported in the financial highlights.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock Capital Appreciation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Capital Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Airlines — 2.1%
Delta Air Lines, Inc.	155,047	$7,859,332
Auto Components — 1.3%
Delphi Automotive PLC	58,457	5,011,519
Beverages — 4.1%
Anheuser-Busch InBev NV - ADR (a)	66,373	8,296,625
Constellation Brands, Inc., Class A	48,325	6,883,413

		15,180,038
Biotechnology — 10.2%
AbbVie, Inc.	83,306	4,935,047
Biogen, Inc. (b)	35,303	10,815,074
Celgene Corp. (b)	22,169	2,654,959
United Therapeutics Corp. (b)	75,744	11,862,268
Vertex Pharmaceuticals, Inc. (b)	61,052	7,682,173

		37,949,521
Chemicals — 3.0%
Ecolab, Inc.	31,075	3,554,359
Sherwin-Williams Co.	29,067	7,545,793

		11,100,152
Diversified Financial Services — 3.8%
Berkshire Hathaway, Inc., Class B (b)	73,564	9,713,391
Moody’s Corp.	42,558	4,270,270

		13,983,661
Food & Staples Retailing — 3.3%
Costco Wholesale Corp.	39,572	6,390,878
CVS Health Corp.	58,862	5,754,938

		12,145,816
Food Products — 1.0%
Mead Johnson Nutrition Co.	48,368	3,818,654
Health Care Providers & Services — 2.5%
UnitedHealth Group, Inc.	79,504	9,352,851
Hotels, Restaurants & Leisure — 2.8%
Chipotle Mexican Grill, Inc. (b)	10,940	5,249,559
Domino’s Pizza, Inc.	20,711	2,304,099
Starbucks Corp.	48,549	2,914,396

		10,468,054
Internet & Catalog Retail — 9.5%
Amazon.com, Inc. (b)	24,036	16,245,692
Netflix, Inc. (b)	85,203	9,745,519
TripAdvisor, Inc. (b)	110,309	9,403,842

		35,395,053
Internet Software & Services — 16.5%
Alphabet, Inc., Class A (b)	35,141	27,340,049
Facebook, Inc., Class A (b)	220,253	23,051,679
LinkedIn Corp., Class A (b)	12,861	2,894,754

Common Stocks	Shares	Value
Internet Software & Services (continued)
Tencent Holdings Ltd.	410,800	$8,043,458

		61,329,940
IT Services — 8.8%
Alliance Data Systems Corp. (b)	36,814	10,181,648
MasterCard, Inc., Class A	65,405	6,367,831
Visa, Inc., Class A	211,011	16,363,903

		32,913,382
Life Sciences Tools & Services — 1.1%
Illumina, Inc. (a)(b)	22,247	4,270,200
Media — 2.2%
Liberty Global PLC, Class A (b)	195,439	8,278,796
Oil, Gas & Consumable Fuels — 0.5%
Concho Resources, Inc. (b)	18,895	1,754,590
Pharmaceuticals — 4.5%
Allergan PLC (b)	16,883	5,275,938
Perrigo Co. PLC	79,569	11,513,634

		16,789,572
Real Estate Investment Trusts (REITs) — 1.8%
Crown Castle International Corp.	78,708	6,804,307
Road & Rail — 1.3%
Union Pacific Corp.	60,951	4,766,368
Semiconductors & Semiconductor Equipment — 1.1%
NXP Semiconductors NV (b)	48,986	4,127,071
Software — 6.8%
Activision Blizzard, Inc.	103,979	4,025,027
Mobileye NV (a)(b)	99,908	4,224,110
Salesforce.com, Inc. (b)	140,734	11,033,546
Workday, Inc., Class A (b)	73,652	5,868,591

		25,151,274
Specialty Retail — 3.3%
Home Depot, Inc.	58,764	7,771,539
Restoration Hardware Holdings, Inc. (b)	56,211	4,465,964

		12,237,503
Technology Hardware, Storage & Peripherals — 4.6%
Apple Inc.	163,171	17,175,379
Textiles, Apparel & Luxury Goods — 1.7%
NIKE, Inc., Class B	102,755	6,422,188
Wireless Telecommunication Services — 1.0%
SBA Communications Corp., Class A (b)	35,738	3,754,992
Total Common Stocks — 98.8%		368,040,213

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (continued)	BlackRock Capital Appreciation V.I. Fund

Preferred Stock	Shares	Value
Software — 1.4%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $2,858,021) (b)(c)	466,235	$5,305,754
Total Long-Term Investments (Cost — $317,266,258) — 100.2%		373,345,967

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (d)(e)	3,359,763	3,359,763

Short-Term Securities	Beneficial Interest (000)	Value
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (d)(e)(f)	$8,602	$8,602,385
Total Short-Term Securities (Cost — $11,962,148) — 3.2%		11,962,148
Total Investments (Cost — $329,228,406) — 103.4%		385,308,115
Liabilities in Excess of Other Assets — (3.4)%		(12,557,054)

Net Assets — 100.0%		$372,751,061

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $5,305,754 and an original cost of $2,858,021 which was 1.4% of its net assets.

(d)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at December 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,669,942	1,689,821	3,359,763	$4,007
BlackRock Liquidity Series, LLC, Money Market Series	$16,360,294	$(7,757,909)	$8,602,385	$27,595	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Airlines	$7,859,332	—	—	$7,859,332
Auto Components	5,011,519	—	—	5,011,519
Beverages	15,180,038	—	—	15,180,038
Biotechnology	37,949,521	—	—	37,949,521
Chemicals	11,100,152	—	—	11,100,152
Diversified Financial Services	13,983,661	—	—	13,983,661
Food & Staples Retailing	12,145,816	—	—	12,145,816
Food Products	3,818,654	—	—	3,818,654
Health Care Providers & Services	9,352,851	—	—	9,352,851
Hotels, Restaurants & Leisure	10,468,054	—	—	10,468,054
Internet & Catalog Retail	35,395,053	—	—	35,395,053
Internet Software & Services	53,286,482	$8,043,458	—	61,329,940
IT Services	32,913,382	—	—	32,913,382

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock Capital Appreciation V.I. Fund

	Level 1	Level 2	Level 3	Total
Life Sciences Tools & Services	$4,270,200	—	—	$4,270,200
Media	8,278,796	—	—	8,278,796
Oil, Gas & Consumable Fuels	1,754,590	—	—	1,754,590
Pharmaceuticals	16,789,572	—	—	16,789,572
Real Estate Investment Trusts (REITs)	6,804,307	—	—	6,804,307
Road & Rail	4,766,368	—	—	4,766,368
Semiconductors & Semiconductor Equipment	4,127,071	—	—	4,127,071
Software	25,151,274	—	—	25,151,274
Specialty Retail	12,237,503	—	—	12,237,503
Technology Hardware, Storage & Peripherals	17,175,379	—	—	17,175,379
Textiles, Apparel & Luxury Goods	6,422,188	—	—	6,422,188
Wireless Telecommunication Services	3,754,992	—	—	3,754,992
Preferred Stock:
Software	—	—	$5,305,754	5,305,754
Short-Term Securities	3,359,763	$8,602,385	—	11,962,148

Total	$363,356,518	$16,645,843	$5,305,754	$385,308,115

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $8,602,385 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of December 31, 2014	$3,529,399
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	1,776,355
Purchases	—
Sales	—

Closing Balance, as of December 31, 2015	$5,305,754

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015[2]	$1,776,355

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$5,305,754	Market Comparables	Revenue Multiple[1]	22.92x
			Revenue Growth Rate[1]	94.00%

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Statement of Assets and Liabilities

December 31, 2015	BlackRock Capital Appreciation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $8,457,896) (cost — $317,266,258)	$373,345,967
Investments at value — affiliated (cost — $11,962,148)	11,962,148
Receivables:
Investments sold	2,473,872
From the Manager	82,665
Dividends — unaffiliated	47,611
Securities lending income — affiliated	5,134
Dividends — affiliated	664
Prepaid expenses	2,110

Total assets	387,920,171

Liabilities
Collateral on securities loaned at value	8,602,385
Payables:
Investments purchased	4,260,548
Capital shares redeemed	1,773,000
Investment advisory fees	208,046
Distribution fees	49,821
Officer’s and Directors’ fees	5,539
Other affiliates	1,025
Other accrued expenses	268,746

Total liabilities	15,169,110

Net Assets	$372,751,061

Net Assets Consist of
Paid-in capital	$311,462,601
Undistributed net investment income	6,743
Accumulated net realized gain	5,202,007
Net unrealized appreciation (depreciation)	56,079,710

Net Assets	$372,751,061

Net Asset Value
Class I — Based on net assets of $139,045,072 and 15,697,107 shares outstanding, 100 million shares authorized, $0.10 par value	$8.86

Class III — Based on net assets of $233,705,989 and 26,529,817 shares outstanding, 100 million shares authorized, $0.10 par value	$8.81

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Operations

Year Ended December 31, 2015	BlackRock Capital Appreciation V.I. Fund

Investment Income
Dividends — unaffiliated	$2,512,166
Securities lending — affiliated — net	27,595
Dividends — affiliated	4,007
Foreign taxes withheld	(11,807)

Total income	2,531,961

Expenses
Investment advisory	2,556,857
Transfer agent	26
Transfer agent — Class I	313,933
Transfer agent — Class III	488,584
Distribution — Class III	601,512
Accounting services	88,755
Professional	61,583
Printing	45,474
Custodian	40,618
Officer and Directors	25,847
Registration	3,939
Miscellaneous	8,629

Total expenses	4,235,757
Less:
Fees waived by the Manager	(4,561)
Transfer agent fees reimbursed — Class I	(207,003)
Transfer agent fees reimbursed — Class III	(296,100)

Total expenses after fees waived and reimbursed	3,728,093

Net investment loss	(1,196,132)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	29,921,889
Foreign currency transactions	(275)

29,921,614

Net change in unrealized appreciation (depreciation) on:
Investments	(2,661,863)
Foreign currency translations	1

(2,661,862)

Net realized and unrealized gain	27,259,752

Net Increase in Net Assets Resulting from Operations	$26,063,620

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Statements of Changes in Net Assets	BlackRock Capital Appreciation V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment loss	$(1,196,132)	$(929,461)
Net realized gain	29,921,614	61,360,757
Net change in unrealized appreciation (depreciation)	(2,661,862)	(26,863,947)

Net increase in net assets resulting from operations	26,063,620	33,567,349

Distributions to Shareholders[1]
From net realized gain:
Class I	(11,704,904)	(26,918,708)
Class III	(18,891,440)	(36,643,159)

Decrease in net assets resulting from distributions to shareholders	(30,596,344)	(63,561,867)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(23,025,148)	42,140,872

Net Assets
Total increase (decrease) in net assets	(27,557,872)	12,146,354
Beginning of year	400,308,933	388,162,579

End of year	$372,751,061	$400,308,933

Undistributed net investment income, end of year	$6,743	$7,821

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights	BlackRock Capital Appreciation V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$9.02	$9.80	$8.50	$7.62	$8.59

Net investment income (loss)[1]	(0.01)	(0.01)	(0.00)[2]	0.07	0.03
Net realized and unrealized gain (loss)	0.63	0.87	2.86	0.99	(0.77)

Net increase (decrease) from investment operations	0.62	0.86	2.86	1.06	(0.74)

Distributions:[3]
From net investment income	—	—	(0.00)[2]	(0.07)	(0.05)
From net realized gain	(0.78)	(1.64)	(1.56)	(0.11)	(0.18)

Total distributions	(0.78)	(1.64)	(1.56)	(0.18)	(0.23)

Net asset value, end of year	$8.86	$9.02	$9.80	$8.50	$7.62

Total Return[4]
Based on net asset value	6.73%	9.02%	33.82%	13.84%	(8.88)%

Ratios to Average Net Assets
Total expenses	0.93%	0.91%	0.93%	0.86%	0.72%

Total expenses after fees waived and reimbursed	0.79%	0.79%	0.80%	0.77%	0.72%

Net investment income (loss)	(0.15)%	(0.10)%	(0.00)%[2]	0.81%	0.34%

Supplemental Data
Net assets, end of year (000)	$139,045	$166,586	$180,580	$191,093	$203,706

Portfolio turnover rate	70%	102%	158%	63%	84%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Financial Highlights (concluded)	BlackRock Capital Appreciation V.I. Fund

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$8.97	$9.76	$8.48	$7.61	$8.59

Net investment income (loss)[1]	(0.04)	(0.03)	(0.03)	0.06	0.02
Net realized and unrealized gain (loss)	0.63	0.86	2.84	0.97	(0.80)

Net increase (decrease) from investment operations	0.59	0.83	2.81	1.03	(0.78)

Distributions:[2]
From net investment income	—	—	(0.00)[3]	(0.05)	(0.02)
From net realized gain	(0.75)	(1.62)	(1.53)	(0.11)	(0.18)

Total distributions	(0.75)	(1.62)	(1.53)	(0.16)	(0.20)

Net asset value, end of year	$8.81	$8.97	$9.76	$8.48	$7.61

Total Return[4]
Based on net asset value	6.49%	8.68%	33.40%	13.57%	(9.08)%

Ratios to Average Net Assets
Total expenses	1.17%	1.18%	1.19%	1.11%	0.97%

Total expenses after fees waived and reimbursed	1.05%	1.05%	1.06%	1.02%	0.97%

Net investment income (loss)	(0.40)%	(0.35)%	(0.27)%	0.72%	0.21%

Supplemental Data
Net assets, end of year (000)	$233,706	$233,723	$207,582	$134,612	$38,791

Portfolio turnover rate	70%	102%	158%	63%	84%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements	BlackRock Capital Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Capital Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on June 15, 2010.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$2,065,250	$(2,065,250)	—
Goldman Sachs & Co.	2,179,069	(2,179,069)	—
Morgan Stanley	4,213,577	(4,213,577)	—

Total	$8,457,896	$(8,457,896)	—

[1]

Collateral with a value of $8,602,385 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61%
$3 Billion - $5 Billion	0.59%
$5 Billion - $10 Billion	0.57%
Greater than $10 Billion	0.55%

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any.

For the year ended December 31, 2015, the Fund reimbursed the Manager $4,264 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $8,740 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended December 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $663,012 and $1,689,195, respectively.

6. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $272,825,749 and $327,863,026, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Notes to Financial Statements (continued)	BlackRock Capital Appreciation V.I. Fund

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions and net operating losses were reclassified to the following accounts:

Undistributed net investment income	$1,195,054
Accumulated net realized gain	$(1,195,054)

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$3,887,740	$20,871,789
Long-term capital gains	26,708,604	42,690,078

Total	$30,596,344	$63,561,867

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed long-term capital gains	$6,227,488
Net unrealized gains[1]	55,060,972

Total	$61,288,460

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$330,247,144

Gross unrealized appreciation	$60,417,698
Gross unrealized depreciation	(5,356,727)

Net unrealized appreciation	$55,060,971

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (concluded)	BlackRock Capital Appreciation V.I. Fund

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	508,302	$4,779,314	1,126,780	$11,019,148
Shares issued in reinvestment of distributions	1,285,091	11,704,904	2,946,825	26,918,708
Shares redeemed	(4,571,788)	(42,953,109)	(4,026,419)	(39,206,102)

Net increase (decrease)	(2,778,395)	$(26,468,891)	47,186	$(1,268,246)

Class III
Shares sold	1,733,953	$15,998,016	3,933,777	$37,874,174
Shares issued in reinvestment of distributions	2,085,369	18,891,440	4,031,417	36,643,159
Shares redeemed	(3,339,319)	(31,445,713)	(3,180,373)	(31,108,215)

Net increase	480,003	$3,443,743	4,784,821	$43,409,118

Total Net Increase (Decrease)	(2,298,392)	$(23,025,148)	4,832,007	$42,140,872

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustments or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Capital Appreciation V.I Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Capital Appreciation V.I, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Capital Appreciation V.I Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Equity Dividend V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock Equity Dividend V.I. Fund

Investment Objective

BlackRock Equity Dividend V.I. Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2015, the Fund outperformed its benchmark, the Russell 1000® Value Index, and underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

The largest contributors to relative performance came from the Fund’s underweight allocation and stock selection in energy. Notable relative contributors within the sector included an overweight exposure to the refiner Marathon Oil Corp. and the decision not to have a position in the benchmark holding Kinder Morgan, Inc. An underweight in the exploration & production and oilfield service industries also proved beneficial amid falling crude oil prices. Stock selection in industrials, especially an overweight allocation within the aerospace & defense industry, also contributed positively. In addition, stock selection in the consumer staples and consumer discretionary sectors contributed to relative returns.

•

The largest detractor from relative performance came from a combination of stock selection and portfolio allocation decisions in the health care segment. Notably, an overweight position in the managed care industry hurt relative returns, as did a lack of holdings in the benchmark companies Cigna Corporation and Humana Inc., both of which benefited from merger & acquisition activity during the period. In addition, a combination of stock selection and allocation decisions in financials detracted from relative return. In particular, stock selection in the insurance industry and an underweight position within REITs were costly. In financials, an overweight position in American Express Co. also negatively impacted returns. Lastly, stock selection in telecommunication services, and a combination of stock selection and an overweight in materials, weighed on relative performance.

Describe recent portfolio activity.

•

During the 12-month period, the Fund’s exposure to the health care and information technology (“IT”) sectors was increased. Notable transactions within health care included initiating positions in UnitedHealth Group, Inc., Anthem, Inc., AstraZeneca PLC and Aetna, Inc. Within IT, the Fund purchased shares of Oracle Corp., Lenovo Group Ltd. and NVIDIA Corporation. Conversely, exposure to the industrials sector was reduced through the elimination of the Fund’s position in CSX Corp. and the reduction of the Fund’s holdings in 3M Co., Union Pacific Corp. and United Technologies Corp. In addition, the Fund’s allocation within the aerospace & defense industry was reduced on the basis of valuation. Lastly, exposure to the consumer discretionary and financials sectors was selectively reduced during the period.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000 Value benchmark, the Fund’s largest overweight positions were in the industrials, consumer discretionary and health care sectors. Conversely, the Fund’s largest relative underweights were in the financials, energy and IT sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets

Financials	24%
Health Care	14
Industrials	13
Information Technology	9
Energy	9
Consumer Staples	8
Consumer Discretionary	8
Utilities	5
Materials	4
Telecommunication Services	2
Short-Term Securities	6
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock Equity Dividend V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest in at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

[4]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2015
		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I5	0.33%	(0.61)%	9.96%		7.87%
Class III[5]	0.28	(0.82)	9.71	[7]	7.61	[7]
Russell 1000® Value Index	(3.23)	(3.83)	11.27		6.16
S&P 500® Index	0.15	1.38	12.57		7.31

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2010 are the returns of the Fund when it followed a different objective and different investment strategies under the name BlackRock Utilities & Telecommunications V.I. Fund.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
[7]

The returns for Class III Shares prior to July 1, 2011, the recommencement of operations of Class III Shares, are based upon the performance for the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$1,003.30	$3.89	$1,000.00	$1,021.32	$3.92	0.77%
Class III	$1,000.00	$1,002.80	$5.15	$1,000.00	$1,020.06	$5.19	1.02%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock Equity Dividend V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Equity Dividend V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 6.3%
Honeywell International, Inc.	16,380	$1,696,477
Lockheed Martin Corp.	6,500	1,411,475
Northrop Grumman Corp.	8,584	1,620,745
Raytheon Co.	18,370	2,287,616
United Technologies Corp.	2,460	236,332

		7,252,645
Air Freight & Logistics — 1.0%
United Parcel Service, Inc., Class B	12,340	1,187,478
Banks — 15.4%
Bank of America Corp.	99,180	1,669,199
Citigroup, Inc.	65,550	3,392,213
JPMorgan Chase & Co.	70,120	4,630,024
SunTrust Banks, Inc.	48,657	2,084,466
U.S. Bancorp	42,970	1,833,530
Wells Fargo & Co.	76,745	4,171,858

		17,781,290
Beverages — 1.8%
Coca-Cola Co.	28,395	1,219,849
Diageo PLC	30,870	842,996

		2,062,845
Biotechnology — 0.5%
AbbVie, Inc.	9,900	586,476
Capital Markets — 2.2%
Goldman Sachs Group, Inc.	6,050	1,090,392
Invesco Ltd.	8,580	287,258
Morgan Stanley	37,340	1,187,785

		2,565,435
Chemicals — 2.8%
Dow Chemical Co.	24,295	1,250,707
EI du Pont de Nemours & Co.	24,885	1,657,341
Praxair, Inc.	3,075	314,880

		3,222,928
Commercial Services & Supplies — 0.3%
Tyco International PLC	10,890	347,282
Communications Equipment — 2.0%
Motorola Solutions, Inc. (a)	13,320	911,754
QUALCOMM, Inc.	27,000	1,349,595

		2,261,349
Consumer Finance — 0.3%
American Express Co.	5,276	366,946
Diversified Financial Services — 0.9%
CME Group, Inc.	10,920	989,352
Diversified Telecommunication Services — 2.0%
BCE, Inc.	7,635	294,864
Verizon Communications, Inc.	42,770	1,976,829

		2,271,693
Electric Utilities — 1.9%
Exelon Corp.	18,330	509,024

Common Stocks	Shares	Value
Electric Utilities (continued)
ITC Holdings Corp.	8,020	$314,785
NextEra Energy, Inc.	12,885	1,338,623

		2,162,432
Electrical Equipment — 0.3%
Rockwell Automation, Inc.	3,815	391,457
Energy Equipment & Services — 0.4%
Schlumberger Ltd.	6,825	476,044
Food & Staples Retailing — 1.4%
Kroger Co.	39,880	1,668,180
Food Products — 0.5%
Mondelez International, Inc., Class A	12,030	539,425
Health Care Equipment & Supplies — 1.0%
Abbott Laboratories	9,900	444,609
Becton Dickinson & Co.	4,890	753,500

		1,198,109
Health Care Providers & Services — 4.1%
Aetna, Inc.	5,951	643,422
Anthem, Inc.	9,721	1,355,496
Quest Diagnostics, Inc.	15,665	1,114,408
UnitedHealth Group, Inc.	14,293	1,681,429

		4,794,755
Hotels, Restaurants & Leisure — 0.9%
McDonald’s Corp.	9,053	1,069,521
Household Products — 2.0%
Procter & Gamble Co.	26,515	2,105,556
Unilever NV - NY Shares	5,505	238,477

		2,344,033
Industrial Conglomerates — 3.7%
3M Co.	3,035	457,192
General Electric Co.	122,935	3,829,425

		4,286,617
Insurance — 5.2%
American International Group, Inc.	28,390	1,759,328
MetLife, Inc.	30,140	1,453,049
Prudential Financial, Inc.	18,400	1,497,944
Travelers Cos., Inc.	11,618	1,311,207

		6,021,528
IT Services — 0.1%
International Business Machines Corp.	1,105	152,070
Media — 1.4%
Comcast Corp., Class A	29,075	1,640,702
Metals & Mining — 0.2%
BHP Billiton Ltd.	21,890	281,714
Multiline Retail — 1.8%
Dollar General Corp.	28,960	2,081,355
Multi-Utilities — 2.5%
CMS Energy Corp.	17,870	644,750
Dominion Resources, Inc.	17,250	1,166,790
Public Service Enterprise Group, Inc.	13,400	518,446

Portfolio Abbreviations

ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (continued)	BlackRock Equity Dividend V.I. Fund

Common Stocks	Shares	Value
Multi-Utilities (continued)
WEC Energy Group, Inc.	10,500	$538,755

		2,868,741
Oil, Gas & Consumable Fuels — 8.8%
Chevron Corp.	13,353	1,201,236
ConocoPhillips	8,470	395,464
Exxon Mobil Corp.	35,915	2,799,574
Marathon Oil Corp.	25,080	315,757
Marathon Petroleum Corp.	20,530	1,064,275
Occidental Petroleum Corp.	29,870	2,019,511
Pioneer Natural Resources Co.	4,350	545,403
Spectra Energy Corp.	14,166	339,134
TOTAL SA - ADR	33,518	1,506,634

		10,186,988
Paper & Forest Products — 0.8%
International Paper Co.	23,340	879,918
Pharmaceuticals — 7.8%
AstraZeneca PLC	8,640	583,613
Bristol-Myers Squibb Co.	10,595	728,830
Johnson & Johnson	19,145	1,966,574
Merck & Co., Inc.	42,600	2,250,132
Pfizer, Inc.	106,310	3,431,687

		8,960,836
Professional Services — 0.5%
Nielsen Holdings NV (a)	11,990	558,734
Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co.	16,150	484,177
Road & Rail — 0.5%
Union Pacific Corp.	7,665	599,403
Semiconductors & Semiconductor Equipment — 2.7%
Intel Corp.	80,170	2,761,857
NVIDIA Corp.	10,500	346,080

		3,107,937
Software — 3.4%
Microsoft Corp.	49,165	2,727,674
Oracle Corp.	32,490	1,186,860

		3,914,534

Common Stocks	Shares	Value
Specialty Retail — 3.3%
Gap, Inc. (a)	39,000	$963,300
Home Depot, Inc.	21,675	2,866,519

		3,829,819
Technology Hardware, Storage & Peripherals — 1.2%
Lenovo Group Ltd.	320,000	322,942
Samsung Electronics Co. Ltd. - GDR	2,010	1,079,954

		1,402,896
Tobacco — 1.9%
Altria Group, Inc.	13,455	783,216
Philip Morris International, Inc.	6,415	563,943
Reynolds American, Inc.	17,754	819,347

		2,166,506
Water Utilities — 0.9%
American Water Works Co., Inc.	16,845	1,006,489
Wireless Telecommunication Services — 0.4%
SK Telecom Co. Ltd - ADR	23,080	465,062
Total Long-Term Investments (Cost — $101,182,754) — 95.5%		110,435,701

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (b)(c)	5,156,067	5,156,067
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (b)(c)(d)	$2,304	2,303,512
Total Short-Term Securities (Cost — $7,459,579) — 6.4%		7,459,579
Total Investments (Cost — $108,642,333) — 101.9%		117,895,280
Liabilities in Excess of Other Assets — (1.9)%		(2,205,018)

Net Assets — 100.0%		$115,690,262

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at December 31, 2015	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	720,854	4,435,213	5,156,067	$3,384		$159
BlackRock Liquidity Series, LLC, Money Market Series	—	$2,303,512	$2,303,512	$3,011	[1]	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Equity Dividend V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$7,252,645	—	—	$7,252,645
Air Freight & Logistics	1,187,478	—	—	1,187,478
Banks	17,781,290	—	—	17,781,290
Beverages	1,219,849	$842,996	—	2,062,845
Biotechnology	586,476	—	—	586,476
Capital Markets	2,565,435	—	—	2,565,435
Chemicals	3,222,928	—	—	3,222,928
Commercial Services & Supplies	347,282	—	—	347,282
Communications Equipment	2,261,349	—	—	2,261,349
Consumer Finance	366,946	—	—	366,946
Diversified Financial Services	989,352	—	—	989,352
Diversified Telecommunication Services	2,271,693	—	—	2,271,693
Electric Utilities	2,162,432	—	—	2,162,432
Electrical Equipment	391,457	—	—	391,457
Energy Equipment & Services	476,044	—	—	476,044
Food & Staples Retailing	1,668,180	—	—	1,668,180
Food Products	539,425	—	—	539,425
Health Care Equipment & Supplies	1,198,109	—	—	1,198,109
Health Care Providers & Services	4,794,755	—	—	4,794,755
Hotels, Restaurants & Leisure	1,069,521	—	—	1,069,521
Household Products	2,344,033	—	—	2,344,033
Industrial Conglomerates	4,286,617	—	—	4,286,617
Insurance	6,021,528	—	—	6,021,528
IT Services	152,070	—	—	152,070
Media	1,640,702	—	—	1,640,702
Metals & Mining	—	281,714	—	281,714
Multiline Retail	2,081,355	—	—	2,081,355
Multi-Utilities	2,868,741	—	—	2,868,741
Oil, Gas & Consumable Fuels	10,186,988	—	—	10,186,988
Paper & Forest Products	879,918	—	—	879,918
Pharmaceuticals	8,377,223	583,613	—	8,960,836
Professional Services	558,734	—	—	558,734
Real Estate Investment Trusts (REITs)	484,177	—	—	484,177
Road & Rail	599,403	—	—	599,403
Semiconductors & Semiconductor Equipment	3,107,937	—	—	3,107,937
Software	3,914,534	—	—	3,914,534
Specialty Retail	3,829,819	—	—	3,829,819
Technology Hardware, Storage & Peripherals	1,079,954	322,942	—	1,402,896
Tobacco	2,166,506	—	—	2,166,506
Water Utilities	1,006,489	—	—	1,006,489
Wireless Telecommunication Services	465,062	—	—	465,062
Short-Term Securities	5,156,067	2,303,512	—	7,459,579

Total	$113,560,503	$4,334,777	—	$117,895,280

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Schedule of Investments (concluded)	BlackRock Equity Dividend V.I. Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$1,398	—	—	$1,398
Liabilities:
Collateral on securities loaned at value	—	$(2,303,512)	—	(2,303,512)

Total	$1,398	$(2,303,512)	—	$(2,302,114)

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Assets and Liabilities

December 31, 2015	BlackRock Equity Dividend V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $2,221,339)(cost — $101,182,754)	$110,435,701
Investments at value — affiliated (cost — $7,459,579)	7,459,579
Foreign currency at value (cost — $1,462)	1,398
Receivables:
Dividends — unaffiliated	182,187
Dividends — affiliated	1,054
Investments sold	147,903
Capital shares sold	64,080
From the Manager	19,455
Securities lending income — affiliated	491
Prepaid expenses	501

Total assets	118,312,349

Liabilities
Collateral on securities loaned at value	2,303,512
Payables:
Investments purchased	165,696
Investment advisory fees	55,578
Distribution fees	16,418
Capital shares redeemed	6,586
Officer’s and Directors’ fees	4,275
Other affiliates	182
Other accrued expenses	69,840

Total liabilities	2,622,087

Net Assets	$115,690,262

Net Assets Consist of
Paid-in capital	$106,067,876
Undistributed net investment income	1,983
Accumulated net realized gain	367,519
Net unrealized appreciation (depreciation)	9,252,884

Net Assets	$115,690,262

Net Asset Value
Class I — Based on net assets of $30,527,363 and 3,039,565 shares outstanding, 100 million shares authorized, $0.10 par value	$10.04

Class III — Based on net assets of $85,162,899 and 8,490,277 shares outstanding, 100 million shares authorized, $0.10 par value	$10.03

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Statement of Operations

Year Ended December 31, 2015	BlackRock Equity Dividend V.I. Fund

Investment Income
Dividends — unaffiliated	$1,814,042
Dividends — affiliated	3,384
Securities lending — affiliated — net	3,011
Foreign taxes withheld	(12,039)

Total income	1,808,398

Expenses
Investment advisory	417,004
Transfer agent	5,000
Transfer agent — Class I	68,398
Transfer agent — Class III	44,801
Distribution — Class III	91,807
Professional	40,836
Custodian	21,132
Officer and Directors	21,041
Printing	19,479
Accounting services	19,416
Miscellaneous	4,877

Total expenses	753,791
Less fees waived by the Manager	(2,278)
Less transfer agent fees reimbursed — Class I	(68,398)
Less transfer agent fees reimbursed — Class III	(44,801)

Total expenses after fees waived and reimbursed	638,314

Net investment income	1,170,084

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,977,850
Capital gain distributions received from affiliated investment companies	159
Foreign currency transactions	(2,706)

5,975,303

Net change in unrealized appreciation (depreciation) on:
Investments	(6,974,670)
Foreign currency translations	95

(6,974,575)

Net realized and unrealized loss	(999,272)

Net Increase in Net Assets Resulting from Operations	$170,812

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statements of Changes in Net Assets	BlackRock Equity Dividend V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$1,170,084	$971,202
Net realized gain	5,975,303	3,365,578
Net change in unrealized appreciation (depreciation)	(6,974,575)	579,318

Net increase in net assets resulting from operations	170,812	4,916,098

Distributions to Shareholders[1]
From net investment income:
Class I	(521,306)	(631,688)
Class III	(648,439)	(333,328)
From net realized gain:
Class I	(1,820,371)	(2,112,966)
Class III	(4,352,573)	(1,340,581)

Decrease in net assets resulting from distributions to shareholders	(7,342,689)	(4,418,563)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	64,548,587	591,156

Net Assets
Total increase in net assets	57,376,710	1,088,691
Beginning of year	58,313,552	57,224,861

End of year	$115,690,262	$58,313,552

Undistributed net investment income, end of year	$1,983	$4,350

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Financial Highlights	BlackRock Equity Dividend V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.90	$10.78	$8.95	$8.17	$7.92

Net investment income[1]	0.19	0.20	0.19	0.21	0.17
Net realized and unrealized gain (loss)	(0.25)	0.80	1.99	0.78	0.30

Net increase (decrease) from investment operations	(0.06)	1.00	2.18	0.99	0.47

Distributions:[2]
From net investment income	(0.18)	(0.20)	(0.20)	(0.20)	(0.17)
From net realized gain	(0.62)	(0.68)	(0.15)	(0.01)	(0.05)
From return of capital	—	—	—	—	(0.00)[3]

Total distributions	(0.80)	(0.88)	(0.35)	(0.21)	(0.22)

Net asset value, end of year	$10.04	$10.90	$10.78	$8.95	$8.17

Total Return[4]
Based on net asset value	(0.61)%	9.34%	24.52%	12.12%	5.96%

Ratios to Average Net Assets
Total expenses	1.00%	0.99%	1.04%	0.96%	1.02%

Total expenses after fees waived and reimbursed	0.79%	0.78%	0.84%	0.83%	1.02%

Net investment income	1.79%	1.81%	1.95%	2.35%	2.09%

Supplemental Data
Net assets, end of year (000)	$30,527	$35,694	$36,658	$34,558	$30,925

Portfolio turnover rate	25%	18%	18%	4%	12%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights (concluded)	BlackRock Equity Dividend V.I. Fund

	Class III
	Year Ended December 31,				Period July 1, 2011[1] to December 31, 2011
	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$10.89	$10.77	$8.95	$8.17	$8.60

Net investment income[2]	0.17	0.17	0.17	0.20	0.06
Net realized and unrealized gain (loss)	(0.25)	0.80	1.97	0.77	(0.31)

Net increase (decrease) from investment operations	(0.08)	0.97	2.14	0.97	(0.25)

Distributions:[3]
From net investment income	(0.16)	(0.17)	(0.17)	(0.18)	(0.13)
From net realized gain	(0.62)	(0.68)	(0.15)	(0.01)	(0.05)
From return of capital	—	—	—	—	(0.00)[4]

Total distributions	(0.78)	(0.85)	(0.32)	(0.19)	(0.18)

Net asset value, end of period	$10.03	$10.89	$10.77	$8.95	$8.17

Total Return[5]
Based on net asset value	(0.82)%	9.07%	24.12%	11.90%	(2.94)%[6]

Ratios to Average Net Assets
Total expenses	1.16%	1.24%	1.28%	1.21%	1.26%[7]

Total expenses after fees waived and reimbursed	1.03%	1.03%	1.09%	1.06%	1.26%[7]

Net investment income	1.59%	1.56%	1.71%	2.24%	1.99%[7]

Supplemental Data
Net assets, end of period (000)	$85,163	$22,619	$20,567	$12,379	$2,347

Portfolio turnover rate	25%	18%	18%	4%	12%

[1]	Recommencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Notes to Financial Statements	BlackRock Equity Dividend V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Equity Dividend V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007 and sales of Class III Shares recommenced on July 1, 2011.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$121,647	$(121,647)	—
Morgan Stanley	579,753	(579,753)	—
State Street Bank & Trust Co.	1,519,939	(1,519,939)	—

Total	$2,221,339	$(2,221,339)	—

[1]

Collateral with a value of $2,303,512 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion - $3 Billion	0.56%
$3 Billion - $5 Billion	0.54%
$5 Billion - $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any.

For the year ended December 31, 2015, the Fund reimbursed the Manager $671 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which are shown as transfer agent — class specific in the Statement of Operations. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse all such fees for Class I and Class III.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager, with respect to the Fund contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Notes to Financial Statements (continued)	BlackRock Equity Dividend V.I. Fund

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $892 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended December 31, 2015, the purchase transaction with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $107,683.

6. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $71,833,552 and $16,993,872, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income	$(2,706)
Accumulated net realized gain	$2,706

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$1,273,128	$965,016
Long-term capital gains	6,069,561	3,453,547

Total	$7,342,689	$4,418,563

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$33,560
Undistributed long-term capital gains	388,532
Net unrealized gains[1]	9,200,294

Total	$9,622,386

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$108,696,905

Gross unrealized appreciation	$11,858,066
Gross unrealized depreciation	(2,659,691)

Net unrealized appreciation	$9,198,375

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (concluded)	BlackRock Equity Dividend V.I. Fund

any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	181,947	$1,952,844	317,806	$3,481,608
Shares issued in reinvestment of distributions	227,026	2,341,677	250,368	2,744,654
Shares redeemed	(644,334)	(6,890,290)	(694,061)	(7,520,813)

Net decrease	(235,361)	$(2,595,769)	(125,887)	$(1,294,551)

Class III
Shares sold	6,377,749	$67,001,811	666,129	$7,306,757
Shares issued in reinvestment of distributions	491,810	5,001,012	152,731	1,673,909
Shares redeemed	(456,240)	(4,858,467)	(651,430)	(7,094,959)

Net increase	6,413,319	$67,144,356	167,430	$1,885,707

Total Net Increase	6,177,958	$64,548,587	41,543	$591,156

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Equity Dividend V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Equity Dividend V.I, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Equity Dividend V.I Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock Global Allocation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock Global Allocation V.I. Fund

Investment Objective

BlackRock Global Allocation V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2015, the Fund’s Class I Shares outperformed its Reference Benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-US) Index (24%), BofA Merrill Lynch Current 5-Year U.S. Treasury Index (24%) and Citigroup Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”) while the Fund’s Class II and Class III Shares underperformed. All share classes of the Fund outperformed the broad based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, the Reference Benchmark provides a truer representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

•

Within equities, an overweight to Japan contributed to performance, although this was partially offset by stock selection within that market. From a sector perspective, stock selection in information technology (“IT”), financials, and telecommunication services (“telecom”) was additive. Currency management, most notably an overweight to the U.S. dollar, also contributed to performance.

•

Detractors from performance included stock selection in the United States and Canada. From a sector perspective, stock selection in and an overweight to materials as well as stock selection in and an underweight to both consumer discretionary and consumer staples weighed on returns. An overweight to energy and stock selection in health care, utilities, and industrials also detracted. An underweight to fixed income negatively impacted returns, while an overweight to commodity-related securities also weighed on performance.

•

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives had a positive impact on the absolute performance of the Fund.

Describe recent portfolio activity.

•

During the period, the Fund’s overall equity allocation decreased from 62% to 57% of net assets. Within equities, the Fund decreased exposure to the United States, Brazil, and Japan. From a sector perspective, the Fund decreased exposure to healthcare, energy, materials, and industrials, and increased exposure to consumer staples, IT, and telecom. The Fund’s overall allocation to fixed income remained essentially unchanged at 22% of net assets. Within fixed income, the Fund reduced exposure to government bonds and increased exposure to corporate bonds. The Fund’s allocation to commodity-related securities remained essentially unchanged at 1% of net assets.

•

Reflecting the above changes, the Fund’s allocation to cash and cash equivalents increased from 15% to 20% of net assets. Over the period, cash helped mitigate portfolio volatility and served as a source of funds for new investments. The Fund’s overweight to cash equivalents helped keep overall portfolio duration (and corresponding interest rate sensitivity) relatively low.

Describe portfolio positioning at period end.

•

Relative to its Reference Benchmark, the Fund ended the period underweight equities and fixed income and overweight commodity-related securities and cash equivalents. Within equities, the Fund was overweight Japan and underweight the United States. Within Europe, the Fund was overweight France and Italy, and underweight Switzerland and Sweden. From a sector perspective, the Fund was overweight healthcare, energy, telecom, and materials, and underweight consumer staples, financials, and consumer discretionary. Within fixed income, the Fund was underweight developed market government bonds, and overweight corporate and convertible bonds. With respect to currency exposure, the Fund was overweight the U.S. dollar and underweight the euro, Japanese yen, Australian dollar and Canadian dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overall Asset Exposure

	Percent of Fund’s Net Assets[1]		Reference Benchmark[3]
Portfolio Composition	12/31/15	12/31/14[2]	Percentage

U.S. Equities	27%	28%	35%
European Equities	13	14	13
Asia Pacific Equities	15	16	9
Other Equities	2	4	3
Total Equity Securities	57	62	60
U.S. Dollar Denominated Fixed Income Securities	17	14	24
U.S. Issuers	12	11	—
Non-U.S. Issuers	5	3	—
Non-U.S. Dollar Denominated Fixed Income Securities	5	8	16
Total Fixed Income Securities	22	22	40
Commodity-Related Securities	1	1	—
Cash & Short-Term Securities	20	15	—

[1]	Exposure based on market value and adjusted for the economic value of futures, swaps, options and convertible bonds.

[2]	Prior period data is updated to reflect the economic value of options and convertible bonds and to present commodity-related exposure separately.

[3]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 3 of this report to shareholders in the “Performance Summary” section.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock Global Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

[3]	This unmanaged capitalization-weighted index is comprised of 2,538 equities from 35 countries in 4 regions, including the United States.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2015
	6-Month	Average Annual Total Returns
	Total Returns[6]	1 Year[6]	5 Years [6]	10 Years[6]
Class I5	(3.62)%	(0.71)%	4.37%	6.14%
Class II5	(3.73)	(0.87)	4.21	5.98
Class III[5]	(3.79)	(1.00)	4.12	5.89
FTSE World Index	(4.06)	(1.37)	7.10	5.49
Reference Benchmark	(1.63)	(0.78)	5.58	5.46
U.S. Stocks: S&P 500® Index[7]	0.15	1.38	12.57	7.31
Non-U.S. Stocks: FTSE World (ex U.S.) Index[8]	(8.08)	(4.16)	2.10	3.59
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[9]	0.37	1.49	2.63	4.41
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[10]	0.30	(5.54)	(1.30)	3.05

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[8]	This unmanaged capitalization-weighted index is comprised of 1,892 equities from 34 countries, excluding the United States.

[9]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[10]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual				Hypothetical[13]
			Including Dividend Expense and Stock Loan Fees	Excluding Dividend Expense and Stock Loan Fees		Including Dividend Expense and Stock Loan Fees		Excluding Dividend Expense and Stock Loan Fees
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[11]	Expenses Paid During the Period[12]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[11]	Ending Account Value December 31, 2015	Expenses Paid During the Period[12]
Class I	$1,000.00	$963.80	$3.66	$3.61	$1,000.00	$1,021.48	$3.77	$1,021.53	$3.72
Class II	$1,000.00	$962.70	$4.40	$4.35	$1,000.00	$1,020.72	$4.53	$1,020.77	$4.48
Class III	$1,000.00	$962.10	$4.90	$4.85	$1,000.00	$1,020.21	$5.04	$1,020.27	$4.99

[11]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.74% for Class I, 0.89% for Class II and 0.99% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[12]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.73% for Class I, 0.88% for Class II and 0.98% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[13]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from results reported in the consolidated financial highlights.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock Global Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments December 31, 2015	BlackRock Global Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 0.1%
BHP Billiton PLC	326,596	$3,642,162
Healthscope Ltd.	5,451,735	10,505,670
Scentre Group	190,951	579,181
Wesfarmers Ltd.	11,599	349,687

		15,076,700
Austria — 0.0%
Oesterreichische Post AG	16,272	594,034
Belgium — 0.1%
Anheuser-Busch InBev NV	8,086	1,006,286
BHF Kleinwort Benson Group (a)	36,463	226,465
bpost SA	50,212	1,232,078
Colruyt SA (b)	47,788	2,458,385
Proximus SADP	140,996	4,588,165
Telenet Group Holding NV (a)	20,723	1,119,968

		10,631,347
Brazil — 0.1%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	489,998	928,906
Gerdau SA — ADR	1,717,001	2,060,401
MRV Engenharia e Participacoes SA	29,138	63,929
Petroleo Brasileiro SA — ADR (a)(b)	1,034,098	4,446,621
SLC Agricola SA	421,762	1,753,677

		9,253,534
Canada — 0.9%
Athabasca Oil Corp. (a)(b)	1,582,548	1,761,309
Barrick Gold Corp.	1,655,705	12,219,103
Brookfield Asset Management, Inc., Class A	245,885	7,753,263
Cameco Corp.	874,094	10,777,579
Canadian National Railway Co. (b)	104,771	5,854,604
Cenovus Energy, Inc.	1,663,073	21,033,300
Eldorado Gold Corp.	1,304,055	3,864,006
Enbridge, Inc.	31,029	1,031,534
First Quantum Minerals Ltd. (b)	1,899,150	7,109,631
Goldcorp, Inc.	823,430	9,518,851
Platinum Group Metals Ltd. (a)	8,580,732	1,228,166
Suncor Energy, Inc.	54,166	1,398,287
Toronto-Dominion Bank	381,652	14,960,472
TransCanada Corp. (b)	15,761	514,736

		99,024,841
China — 0.3%
Alibaba Group Holding Ltd. — ADR (a)(b)	208,726	16,963,162
CAR, Inc. (a)(b)	3,760,025	6,195,935
Dongfeng Motor Group Co. Ltd., Class H	1,630,800	2,160,351
Haitian International Holdings Ltd.	2,541,800	3,687,798
Zhongsheng Group Holdings Ltd. (b)	3,441,706	2,069,937

		31,077,183

Common Stocks	Shares	Value
Cyprus — 0.0%
Ocean Rig UDW, Inc. (a)(b)	282,547	$460,552
Egypt — 0.0%
Integrated Diagnostics Holdings PLC (a)(b)(c)	393,265	1,944,695
France — 2.5%
Accor SA	201,979	8,747,748
Aeroports de Paris	10,259	1,193,831
Air Liquide SA	35,210	3,952,929
Airbus Group SE	370,136	24,942,629
Alcatel-Lucent (a)	311,338	1,230,018
Atos SE	195,876	16,444,364
AXA SA	701,323	19,162,753
BNP Paribas SA	155,606	8,803,818
Cie Generale des Etablissements Michelin	12,018	1,143,910
Compagnie de Saint-Gobain	218,571	9,471,885
Danone SA	156,341	10,564,563
Dassault Aviation SA	10,819	13,480,100
Elis SA	152,922	2,530,536
Engie SA	471,699	8,355,352
Eutelsat Communications SA (b)	77,896	2,332,254
Groupe Eurotunnel SA, Registered Shares	171,448	2,133,010
Iliad SA	20,293	4,837,436
L’Oreal SA	26,227	4,411,532
Metropole Television SA	30,638	526,860
Numericable-SFR SAS	28,495	1,035,171
Orange SA	300,024	5,018,147
Peugeot SA (a)	638,098	11,185,229
Renault SA	72,443	7,251,257
Safran SA	328,158	22,545,484
Sanofi	292,892	24,960,906
Société Générale SA	119,766	5,519,104
Societe Television Francaise 1	87,342	969,834
Sopra Steria Group	17,853	2,099,398
TOTAL SA	299,307	13,418,422
TOTAL SA — ADR (b)	33,433	1,502,813
UbiSoft Entertainment (a)	320,798	9,284,301
Unibail-Rodamco SE	54,664	13,880,969
Vinci SA	149,334	9,571,578
Vivendi SA	204,685	4,396,053
Worldline SA (a)	209,345	5,422,509

		282,326,703
Germany — 0.8%
Axel Springer SE (b)	22,215	1,235,393
Bayer AG, Registered Shares	88,731	11,081,708
Bayerische Motoren Werke AG	79,081	8,331,347
Deutsche Bank AG, Registered Shares	362,235	8,796,806
Deutsche Post AG, Registered Shares	349,158	9,761,744
Deutsche Telekom AG, Registered Shares	688,921	12,373,535
E.ON SE	47,903	459,967

Portfolio Abbreviations
ADR	American Depositary Receipts	GDR	Global Depositary Receipts	PCL	Public Company Limited
AUD	Australian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty
BRL	Brazilian Real	IDR	Indonesian Rupiah	S&P	Standard & Poor’s
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CLP	Chilean Peso	JSC	Joint Stock Company	SPDR	Standard & Poor’s Depositary Receipts
CNH	Chinese Yuan Offshore	KRW	South Korean Won	TBA	To-Be-Announced
EUR	Euro	LIBOR	London Interbank Offered Rate	TWD	Taiwan Dollar
EURIBOR	Euro Interbank Offered Rate	MXN	Mexican Peso	USD	U.S. Dollar
FTSE	Financial Times Stock Exchange	MYR	Malaysian Ringgit	WIBOR	Warsaw Interbank Offered Rate
GBP	British Pound	OTC	Over-the-Counter

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks	Shares	Value
Germany (continued)
Fraport AG Frankfurt Airport Services Worldwide	38,711	$2,468,694
Linde AG	32,639	4,715,005
ProSiebenSat.1 Media SE	97,358	4,911,866
SAP SE	9,047	717,912
Stroeer SE (b)	20,818	1,307,083
Telefonica Deutschland Holding AG	398,684	2,102,943
TUI AG	251,693	4,494,029
United Internet AG, Registered Shares	94,149	5,176,258
Volkswagen AG	4,512	693,348
Vonovia SE	179,809	5,554,884

		84,182,522
Hong Kong — 0.8%
AIA Group Ltd.	1,822,400	10,888,992
Beijing Enterprises Holdings Ltd.	2,150,542	12,964,048
Brilliance China Automotive Holdings Ltd.	2,738,000	3,424,547
Chaoda Modern Agriculture Holdings Ltd. (a)(b)	19,748,798	627,554
Cheung Kong Property Holdings Ltd.	94,000	608,085
China Resources Land Ltd.	4,672,000	13,519,377
CLP Holdings Ltd.	39,500	334,802
Haier Electronics Group Co. Ltd.	3,036,000	6,128,199
Hong Kong & China Gas Co. Ltd.	167,000	326,826
Power Assets Holdings Ltd.	36,000	330,032
Sino Biopharmaceutical Ltd.	6,128,000	5,540,427
Sun Hung Kai Properties Ltd.	1,650,083	19,833,313
Wharf Holdings Ltd.	3,330,000	18,359,884

		92,886,086
India — 0.4%
Coal India Ltd.	2,033,973	10,090,852
Maruti Suzuki India Ltd.	133,745	9,314,169
Oil & Natural Gas Corp. Ltd. (a)	2,240,171	8,169,644
Reliance Industries Ltd.	1,147,759	17,573,797

		45,148,462
Indonesia — 0.0%
Siloam International Hospitals Tbk PT	5,596,808	3,964,998
Ireland — 0.2%
Shire PLC	121,716	8,350,670
XL Group PLC	282,262	11,059,025

		19,409,695
Israel — 0.5%
Check Point Software Technologies Ltd. (a)(b)	29,964	2,438,470
Mobileye NV (b)	366,764	15,506,782
Teva Pharmaceutical Industries Ltd. — ADR (d)	498,847	32,744,317

		50,689,569
Italy — 0.7%
EI Towers SpA	298,799	19,251,499
Enel SpA	1,932,486	8,103,546
Eni SpA	92,548	1,375,104
Intesa Sanpaolo SpA	6,099,459	20,256,412
Mediaset SpA (a)	987,912	4,093,822
Rai Way SpA (c)	1,723,942	8,839,191
Telecom Italia SpA (a)	8,965,647	11,362,355
Telecom Italia SpA, Non-Convertible Savings Shares	895,768	919,356
UniCredit SpA	1,054,699	5,831,136

		80,032,421
Japan — 8.7%
Aisin Seiki Co. Ltd.	350,739	15,095,245
Ajinomoto Co., Inc.	252,000	5,966,283
Alpine Electronics, Inc.	63,300	983,851
Asahi Group Holdings Ltd.	185,500	5,806,968
Asahi Kasei Corp.	1,543,100	10,434,606

Common Stocks	Shares	Value
Japan (continued)
ASKUL Corp.	2,300	$92,413
Astellas Pharma, Inc.	628,965	8,953,798
Autobacs Seven Co. Ltd. (b)	29,800	543,150
Bandai Namco Holdings, Inc.	90,700	1,916,231
Bank of Yokohama Ltd.	358,000	2,194,398
Benesse Holdings, Inc.	13,700	394,533
Bridgestone Corp.	605,832	20,780,896
Canon Marketing Japan, Inc.	44,800	700,570
Chiba Bank Ltd.	304,000	2,157,254
Chiyoda Corp.	80,000	607,487
Chubu Electric Power Co., Inc.	752,000	10,297,688
COMSYS Holdings Corp.	27,700	389,485
Daikin Industries Ltd.	202,900	14,775,519
Daikyo, Inc.	605,000	981,329
Daito Trust Construction Co. Ltd.	70,800	8,178,143
Daiwa House Industry Co. Ltd.	21,900	629,545
Dena Co. Ltd.	125,600	1,963,925
Denso Corp.	628,020	30,010,248
East Japan Railway Co.	313,651	29,535,243
Eisai Co. Ltd.	70,500	4,663,631
Electric Power Development Co. Ltd.	110,600	3,939,202
Exedy Corp.	30,100	727,474
FamilyMart Co. Ltd.	177,600	8,264,594
FANUC Corp.	37,018	6,377,826
Fuji Heavy Industries Ltd.	1,091,364	44,960,133
Fukuoka Financial Group, Inc.	710,000	3,520,621
Futaba Industrial Co. Ltd.	380,621	1,816,567
GS Yuasa Corp. (b)	1,209,000	4,493,135
GungHo Online Entertainment, Inc. (a)(b)	255,400	693,827
Hitachi Chemical Co. Ltd.	493,400	7,827,625
Hitachi High-Technologies Corp.	70,300	1,901,130
Hitachi Kokusai Electric, Inc.	50,000	679,716
Honda Motor Co. Ltd.	475,383	15,193,972
Hoya Corp.	237,274	9,702,747
IHI Corp.	1,311,000	3,619,014
Inpex Corp.	1,965,939	19,165,766
Isuzu Motors Ltd.	956,200	10,300,798
Japan Airlines Co. Ltd.	852,900	30,527,767
Japan Post Bank Co. Ltd. (a)	495,700	7,217,230
Japan Tobacco, Inc.	180,000	6,608,479
JGC Corp. (b)	267,302	4,091,384
JSR Corp.	511,800	7,976,072
Kamigumi Co. Ltd.	92,000	792,103
Kansai Electric Power Co., Inc. (a)	110,200	1,321,276
KDDI Corp.	500,600	13,000,680
Keyence Corp.	7,100	3,902,197
Kinden Corp.	99,900	1,273,834
Koito Manufacturing Co. Ltd.	179,800	7,373,137
Komatsu Ltd.	395,100	6,464,805
Kubota Corp.	539,296	8,331,394
Kuraray Co. Ltd.	496,670	6,016,067
Kyocera Corp.	225,500	10,472,340
Kyushu Electric Power Co, Inc. (a)	471,100	5,134,569
Mabuchi Motor Co. Ltd.	47,400	2,568,839
Maeda Road Construction Co. Ltd.	48,000	804,628
Medipal Holdings Corp.	21,100	359,628
Mitsubishi Corp.	595,847	9,910,795
Mitsubishi Electric Corp.	2,170,000	22,778,155
Mitsubishi Estate Co. Ltd.	1,009,000	20,980,473
Mitsubishi Heavy Industries Ltd.	2,150,000	9,400,879
Mitsubishi UFJ Financial Group, Inc.	2,675,600	16,573,333
Mitsui & Co. Ltd.	930,578	11,057,165
Mitsui Fudosan Co. Ltd.	33,000	828,230
Mizuho Financial Group, Inc.	3,971,600	7,943,201
MS&AD Insurance Group Holdings, Inc.	115,414	3,384,478
Murata Manufacturing Co. Ltd.	32,328	4,651,394

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks	Shares	Value
Japan (continued)
Nabtesco Corp.	119,400	$2,425,626
NEC Corp.	3,056,000	9,682,998
Nexon Co. Ltd.	134,300	2,184,757
Nikon Corp. (b)	968,600	12,972,919
Nintendo Co. Ltd.	102,500	14,094,787
Nippo Corp.	20,000	325,214
Nippon Express Co. Ltd.	526,000	2,471,793
Nippon Steel & Sumitomo Metal Corp.	182,000	3,600,390
Nippon Telegraph & Telephone Corp.	320,560	12,757,685
Nitto Denko Corp.	341,100	24,902,239
Nomura Holdings, Inc.	1,439,200	8,016,423
NS Solutions Corp.	10,400	236,972
Okumura Corp.	1,193,751	6,721,763
Omron Corp.	146,600	4,888,658
Otsuka Holdings Co. Ltd.	254,800	9,052,773
Rinnai Corp.	104,623	9,269,963
Rohm Co. Ltd.	335,653	17,001,116
Sanrio Co. Ltd. (b)	290,800	6,831,872
Sawai Pharmaceutical Co. Ltd. (b)	33,100	2,266,093
SCSK Corp.	11,400	458,040
Secom Co. Ltd.	26,200	1,775,568
Sega Sammy Holdings, Inc.	576,900	5,395,945
Seino Holdings Co. Ltd.	139,500	1,451,400
Seven & i Holdings Co. Ltd.	136,900	6,267,906
Shimamura Co. Ltd.	12,800	1,498,997
Shin-Etsu Chemical Co. Ltd.	479,334	26,059,405
Ship Healthcare Holdings, Inc.	124,500	3,082,550
Shizuoka Bank Ltd.	205,000	1,988,097
SHO-BOND Holdings Co Ltd.	4,400	160,480
SMC Corp.	16,200	4,207,689
Sohgo Security Services Co. Ltd.	68,200	3,198,508
Sompo Japan Nipponkoa Holdings, Inc.	94,800	3,112,729
Sony Financial Holdings, Inc.	624,100	11,163,431
Stanley Electric Co. Ltd.	50,300	1,103,460
Sumco Corp.	701,500	5,292,465
Sumitomo Corp.	917,100	9,350,138
Sumitomo Electric Industries Ltd.	631,248	8,913,747
Sumitomo Mitsui Financial Group, Inc.	222,547	8,399,157
Suntory Beverage & Food Ltd.	142,500	6,238,101
Suzuki Motor Corp.	478,189	14,529,208
Toda Corp.	1,258,896	6,712,042
Tokio Marine Holdings, Inc.	236,823	9,147,200
Tokyo Electric Power Co., Inc. (a)	189,300	1,090,038
Tokyo Gas Co. Ltd.	5,417,070	25,453,686
Toyota Industries Corp.	637,077	34,066,684
Toyota Motor Corp.	490,100	30,179,878
Toyota Tsusho Corp.	182,100	4,259,830
Trend Micro, Inc. (a)	88,600	3,595,134
TV Asahi Holdings Corp.	44,300	764,723
Ube Industries Ltd. (b)	3,653,346	7,720,300
Yahoo! Japan Corp.	1,092,600	4,441,315
Yamada Denki Co. Ltd.	1,593,400	6,882,736
Yamaha Corp.	124,300	3,002,389
Yamato Kogyo Co. Ltd.	5,900	150,438

		963,798,573
Kazakhstan — 0.0%
KazMunaiGas Exploration Production JSC — GDR (b)	422,982	3,146,986
Luxembourg — 0.0%
RTL Group SA	25,754	2,144,689
Malaysia — 0.2%
Axiata Group Bhd	4,467,686	6,657,907
IHH Healthcare Bhd	6,671,000	10,223,636

		16,881,543

Common Stocks	Shares	Value
Mexico — 0.3%
America Movil SAB de CV, Series L (b)	5,462,693	$3,841,587
America Movil SAB de CV, Series L — ADR	431,237	6,063,192
Fibra Uno Administracion SA de CV (b)	6,976,816	15,378,992
Telesites SAB (a)(b)	7,810,341	5,080,154

		30,363,925
Netherlands — 1.2%
Akzo Nobel NV	466,644	31,180,694
CNH Industrial NV — Special Voting Shares (b)	134,320	918,749
Constellium NV, Class A (a)	670,671	5,164,167
ING Groep NV — CVA	724,521	9,802,848
Koninklijke KPN NV	2,639,686	9,984,308
Koninklijke Philips NV	616,605	15,738,476
PostNL NV (a)	683,568	2,592,745
Randstad Holding NV	160,708	10,007,568
Royal Dutch Shell PLC, Class A	146,239	3,312,211
Royal Dutch Shell PLC, Class B (b)	91,122	2,076,768
SBM Offshore NV (a)	2,489,159	31,445,057
TomTom NV (a)(b)	493,939	6,209,843
Unilever NV	28,518	1,242,938

		129,676,372
Norway — 0.2%
Statoil ASA (b)	1,726,460	24,078,549
Peru — 0.2%
Southern Copper Corp. (b)	660,438	17,250,641
Portugal — 0.1%
CTT-Correios de Portugal SA	104,745	1,006,692
NOS SGPS SA (b)	973,492	7,659,396

		8,666,088
Singapore — 0.7%
Avago Technologies Ltd.	3,517	510,493
CapitaLand Ltd.	9,666,050	22,719,955
Global Logistic Properties Ltd.	16,849,300	25,445,152
Keppel Corp. Ltd. (b)	2,764,900	12,630,548
Raffles Medical Group Ltd.	728,900	2,136,908
Singapore Telecommunications Ltd.	4,173,630	10,760,724

		74,203,780
South Korea — 0.4%
Hyundai Motor Co. (b)	122,519	15,452,564
Hyundai Wia Corp.	30,726	2,905,159
Samsung Electronics Co. Ltd.	21,126	22,532,617
Samsung SDI Co. Ltd.	23,387	2,248,307
SK Hynix, Inc.	264,391	6,830,002

		49,968,649
Spain — 0.6%
Aena SA (a)	41,867	4,794,182
Banco Santander SA	2,115,710	10,408,018
Cellnex Telecom SAU (c)	1,077,518	20,146,419
Cia de Distribucion Integral Logista Holdings SA	62,735	1,322,755
Distribuidora Internacional de Alimentacion SA (b)	1,535,740	9,057,987
Iberdrola SA	474,677	3,364,990
Industria de Diseno Textil SA	282,537	9,706,364
Mediaset Espana Comunicacion SA	218,687	2,379,287
Merlin Properties Socimi SA	783,040	9,809,362

		70,989,364
Sweden — 0.1%
Getinge AB, Class B (b)	100,160	2,623,717
Svenska Handelsbanken AB, A Shares	661,672	8,787,986

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks	Shares	Value
Sweden (continued)
Telefonaktiebolaget LM Ericsson, B Shares	30,174	$290,917

		11,702,620
Switzerland — 1.3%
Credit Suisse Group AG, Registered Shares	296,020	6,376,852
Glencore PLC (b)	7,898,375	10,466,429
Nestle SA, Registered Shares	554,331	41,150,902
Novartis AG, Registered Shares	286,733	24,664,565
Roche Holding AG	73,308	20,314,264
Syngenta AG, Registered Shares	49,753	19,473,479
TE Connectivity Ltd.	5,667	366,145
UBS Group AG, Registered Shares	1,146,640	22,244,210
Zurich Insurance Group AG	19,065	4,897,799

		149,954,645
Taiwan — 0.2%
Cheng Shin Rubber Industry Co. Ltd.	2,028,323	3,278,284
Delta Electronics, Inc.	467,000	2,196,573
Hon Hai Precision Industry Co. Ltd.	135,000	330,385
Taiwan Semiconductor Manufacturing Co. Ltd.	2,514,000	10,846,003
Yulon Motor Co. Ltd.	2,505,000	2,280,345

		18,931,590
Thailand — 0.1%
Bangkok Dusit Medical Services PCL	13,569,600	8,409,117
Bumrungrad Hospital PCL	977,800	5,733,383

		14,142,500
United Arab Emirates — 0.2%
Al Noor Hospitals Group PLC	520,448	8,489,350
NMC Health PLC (b)	882,208	10,931,198

		19,420,548
United Kingdom — 3.3%
Antofagasta PLC (b)	2,018,057	13,881,910
AstraZeneca PLC	478,425	32,316,540
AstraZeneca PLC — ADR	32,693	1,109,927
Barclays PLC	1,054,810	3,395,211
BG Group PLC	126,462	1,833,184
BP PLC	677,663	3,521,622
British American Tobacco PLC	19,328	1,073,368
BT Group PLC	1,655,065	11,492,140
Centrica PLC	140,813	452,149
Coats Group PLC (a)	1,865,979	676,403
Delphi Automotive PLC	257,332	22,061,072
Delta Topco Ltd. (Acquired 5/02/12, cost $8,295,346) (e)	13,440,990	5,887,154
Diageo PLC	26,067	711,836
Diageo PLC — ADR	122,604	13,372,418
HSBC Holdings PLC	7,290,923	57,556,470
Imperial Tobacco Group PLC	9,987	527,493
Land Securities Group PLC	27,393	474,861
Legal & General Group PLC	2,059,293	8,125,819
Liberty Global PLC, Class A (a)	164,775	6,979,869
Lloyds Banking Group PLC	6,413,637	6,901,083
National Grid PLC	872,208	12,029,205
Ophir Energy PLC (a)(b)	4,065,197	5,864,563
Prudential PLC (b)	797,558	17,968,684
Reckitt Benckiser Group PLC	6,595	610,215
Rio Tinto PLC (b)	756,773	22,033,786
SABMiller PLC	952,950	57,009,660
Spire Healthcare Group PLC (c)	3,396,201	15,679,909
SSE PLC	25,807	579,468
Standard Chartered PLC (b)	997,460	8,276,129
Vodafone Group PLC	5,967,682	19,351,919

Common Stocks	Shares	Value
United Kingdom (continued)
Vodafone Group PLC — ADR	636,482	$20,532,909

		372,286,976
United States — 27.6%
3M Co.	15,101	2,274,815
Abbott Laboratories (d)	230,887	10,369,135
AbbVie, Inc.	318,054	18,841,519
Accenture PLC, Class A	37,569	3,925,961
ACE Ltd.	16,797	1,962,729
Activision Blizzard, Inc. (d)	338,821	13,115,761
Adobe Systems, Inc. (a)	40,168	3,773,382
AES Corp.	549,942	5,262,945
Aetna, Inc.	311,948	33,727,818
Air Products & Chemicals, Inc.	27,209	3,540,163
Alexion Pharmaceuticals, Inc. (a)	51,125	9,752,094
Alkermes PLC (a)	39,600	3,143,448
Allergan PLC (a)	76,608	23,940,000
Alliance Data Systems Corp. (a)	7,698	2,129,036
Allstate Corp.	222,206	13,796,771
Alphabet, Inc., Class A (a)	50,277	39,116,009
Alphabet, Inc., Class C (a)	104,493	79,297,648
Altria Group, Inc.	39,904	2,322,812
Amazon.com, Inc. (a)(d)	691	467,040
Amdocs Ltd.	46,270	2,524,954
Ameren Corp.	7,829	338,448
American Airlines Group, Inc. (d)	279,372	11,831,404
American Electric Power Co., Inc.	161,114	9,388,113
American International Group, Inc.	374,743	23,222,824
American Tower Corp.	19,123	1,853,975
American Water Works Co., Inc.	221,730	13,248,368
Ameriprise Financial, Inc.	19,025	2,024,641
AmerisourceBergen Corp.	27,049	2,805,252
Amgen, Inc.	197,707	32,093,777
Anacor Pharmaceuticals, Inc. (a)	2,115	238,932
Anadarko Petroleum Corp.	1,032,724	50,169,732
Anthem, Inc.	166,839	23,264,030
Apple Inc.	598,683	63,017,373
Applied Materials, Inc.	16,967	316,774
Archer-Daniels-Midland Co.	43,963	1,612,563
AT&T Inc.	1,293,143	44,497,051
Automatic Data Processing, Inc.	6,713	568,725
AvalonBay Communities, Inc.	6,408	1,179,905
Axalta Coating Systems Ltd. (a)	433,006	11,539,610
AXIS Capital Holdings Ltd.	45,083	2,534,566
Baker Hughes, Inc.	22,186	1,023,884
Bank of America Corp.	2,916,937	49,092,050
Bank of New York Mellon Corp. (d)	211,356	8,712,094
Baxter International, Inc. (d)	189,987	7,248,004
Becton Dickinson & Co.	5,631	867,681
Bed Bath & Beyond, Inc. (a)	114,060	5,503,395
Berkshire Hathaway, Inc., Class A (a)	105	20,769,000
Berkshire Hathaway, Inc., Class B (a)	239,626	31,640,217
Biogen, Inc. (a)	50,527	15,478,947
Boeing Co.	14,496	2,095,977
Boston Properties, Inc.	7,428	947,367
Bristol-Myers Squibb Co.	297,197	20,444,182
Broadcom Corp., Class A	7,600	439,432
Calpine Corp. (a)	627,466	9,079,433
Cameron International Corp. (a)	20,429	1,291,113
Capital One Financial Corp.	31,877	2,300,882
Cardinal Health, Inc.	33,052	2,950,552
Catalent, Inc. (a)	493,739	12,358,287
Caterpillar, Inc. (b)	74,286	5,048,477
Celgene Corp. (a)	84,722	10,146,307

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks	Shares	Value
United States (continued)
Charles Schwab Corp.	310,920	$10,238,596
Chevron Corp.	114,632	10,312,295
Chubb Corp.	299,942	39,784,307
Cintas Corp.	30,892	2,812,717
Cisco Systems, Inc.	1,324,887	35,977,306
Citigroup, Inc.	1,039,717	53,805,355
Citizens Financial Group, Inc.	45,651	1,195,600
CME Group, Inc.	106,899	9,685,049
CMS Energy Corp.	9,620	347,090
CNA Financial Corp.	50,074	1,760,101
Coca-Cola Co.	940,329	40,396,534
Coca-Cola Enterprises, Inc.	21,523	1,059,793
Cognizant Technology Solutions Corp., Class A (a)	8,483	509,150
Colfax Corp. (a)	273,636	6,389,401
Colgate-Palmolive Co.	230,213	15,336,790
Comcast Corp., Class A	554,870	31,311,314
Computer Sciences Corp.	43,256	1,413,606
ConocoPhillips	62,878	2,935,774
CONSOL Energy, Inc. (b)	1,842,711	14,557,417
Consolidated Edison, Inc.	10,802	694,245
Constellation Brands, Inc., Class A	27,046	3,852,432
Corning, Inc.	17,852	326,335
Costco Wholesale Corp.	6,242	1,008,083
Crown Castle International Corp.	128,283	11,090,065
CSX Corp.	297,933	7,731,361
CVS Health Corp.	285,035	27,867,872
DaVita HealthCare Partners, Inc. (a)	110,954	7,734,603
Delta Air Lines, Inc.	188,642	9,562,263
Discover Financial Services	40,660	2,180,189
DISH Network Corp., Class A (a)	236,839	13,542,454
Dominion Resources, Inc.	150,505	10,180,158
Dover Corp.	19,143	1,173,657
Dr. Pepper Snapple Group, Inc.	14,512	1,352,518
DTE Energy Co.	5,618	450,507
Duke Energy Corp.	23,282	1,662,102
Eaton Corp. PLC	474,895	24,713,536
eBay, Inc. (a)	240,232	6,601,575
Ecolab, Inc.	38,202	4,369,545
Edgewell Personal Care Co.	114,422	8,967,252
Edison International	11,291	668,540
Electronic Arts, Inc. (a)	31,717	2,179,592
Eli Lilly & Co.	351,249	29,596,241
EMC Corp.	28,347	727,951
Emerson Electric Co.	273,253	13,069,691
Entergy Corp.	6,786	463,891
Envision Healthcare Holdings, Inc. (a)	82,784	2,149,900
EOG Resources, Inc.	83,860	5,936,449
EQT Corp.	291,501	15,195,947
Equinix, Inc.	2,696	815,270
Equity Residential	17,481	1,426,275
Essex Property Trust, Inc.	3,050	730,201
Eversource Energy	11,060	564,834
Exelon Corp.	32,699	908,051
Expedia, Inc.	26,982	3,353,863
Exxon Mobil Corp.	216,685	16,890,596
Facebook, Inc., Class A (a)	251,739	26,347,004
FedEx Corp.	167,827	25,004,545
Fidelity National Information Services, Inc.	43,775	2,652,765
Fifth Third Bancorp (b)	58,873	1,183,347
FirstEnergy Corp.	14,649	464,813
Fitbit, Inc., Class A (a)(b)	59,658	1,765,280
FMC Corp. (b)	207,901	8,135,166
Ford Motor Co.	1,532,730	21,596,166
Freeport-McMoRan, Inc. (b)	546,714	3,701,254
Garmin Ltd. (b)	71,862	2,671,111

Common Stocks	Shares	Value
United States (continued)
General Dynamics Corp.	20,760	$2,851,594
General Electric Co. (d)	2,227,893	69,398,867
General Growth Properties, Inc. (b)	27,488	747,948
General Mills, Inc.	8,614	496,683
Gilead Sciences, Inc. (d)	163,017	16,495,690
Global Payments, Inc.	20,289	1,308,843
GoDaddy, Inc., Class A (a)(b)	107,695	3,452,702
Goldman Sachs Group, Inc. (d)	71,334	12,856,527
Goodyear Tire & Rubber Co.	42,682	1,394,421
Hain Celestial Group, Inc. (a)	54,506	2,201,497
Halliburton Co.	43,453	1,479,140
Hartford Financial Services Group, Inc.	121,761	5,291,733
HCA Holdings, Inc. (a)	189,194	12,795,190
HCP, Inc. (b)	20,863	797,801
Helmerich & Payne, Inc. (b)	25,837	1,383,571
Hewlett Packard Enterprise Co.	535,280	8,136,256
Hewlett-Packard Co. (a)	713,699	8,450,196
Home Depot, Inc.	19,622	2,595,010
Host Hotels & Resorts, Inc.	34,259	525,533
HTG Molecular Diagnostics, Inc. (a)(b)	82,100	357,956
Ingersoll-Rand PLC	148,184	8,193,093
Intel Corp.	489,570	16,865,687
International Business Machines Corp.	153,113	21,071,411
International Paper Co.	46,724	1,761,495
Intuit, Inc.	29,629	2,859,199
Invitae Corp. (a)(b)	453,856	3,726,158
Johnson & Johnson	306,089	31,441,462
JPMorgan Chase & Co.	837,468	55,298,012
Kansas City Southern	74,602	5,570,531
Kimberly-Clark Corp. (d)	88,694	11,290,746
Kinder Morgan, Inc.	87,129	1,299,965
KLA-Tencor Corp.	23,398	1,622,651
Kraft Heinz Co.	75,518	5,494,690
Kroger Co.	93,881	3,927,042
Las Vegas Sands Corp.	119,691	5,247,253
Lear Corp.	30,168	3,705,535
Liberty Broadband Corp., Class A (a)	102,378	5,287,824
Liberty Broadband Corp., Class C (a)	229,367	11,894,973
Liberty Media Corp., Class A (a)	297,472	11,675,776
Liberty Media Corp., Class C (a)	557,784	21,240,415
Lincoln National Corp.	62,330	3,132,706
Lookout, Inc. (Acquired 3/04/15, cost $936,169) (e)	81,954	936,169
Lowe’s Cos., Inc.	29,457	2,239,910
LyondellBasell Industries NV, Class A	120,103	10,436,951
Macerich Co. (b)	6,628	534,813
Macy’s, Inc.	105,152	3,678,217
Marathon Petroleum Corp.	1,540,623	79,865,896
Marsh & McLennan Cos., Inc.	240,111	13,314,155
MasterCard, Inc., Class A	206,597	20,114,284
McDonald’s Corp.	17,924	2,117,541
McKesson Corp.	217,794	42,955,511
Merck & Co., Inc. (d)	268,421	14,177,997
MetLife, Inc. (d)	115,159	5,551,815
Michael Kors Holdings Ltd. (a)	323,539	12,960,972
Micron Technology, Inc. (a)	742,520	10,514,083
Microsoft Corp.	790,984	43,883,792
Mondelez International, Inc., Class A	23,554	1,056,161
Monsanto Co.	70,643	6,959,748
Morgan Stanley (d)	405,155	12,887,981
Mylan NV (a)	406,058	21,955,556
NextEra Energy Partners LP	288,910	8,623,964
NextEra Energy, Inc.	134,709	13,994,918
NIKE, Inc., Class B	22,718	1,419,875
Northrop Grumman Corp.	18,584	3,508,845
NRG Energy, Inc.	457,188	5,381,103

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Common Stocks	Shares	Value
United States (continued)
NRG Yield, Inc., Class A (b)	77,579	$1,079,124
NRG Yield, Inc., Class C (b)	83,131	1,227,014
Nuance Communications, Inc. (a)	298,303	5,933,247
Nucor Corp.	89,891	3,622,607
Occidental Petroleum Corp.	39,777	2,689,323
Oceaneering International, Inc.	388,050	14,559,636
Oracle Corp.	732,830	26,770,280
PACCAR, Inc.	167,761	7,951,871
PayPal Holdings, Inc. (a)	90,760	3,285,512
PepsiCo, Inc.	193,301	19,314,636
Pfizer, Inc.	1,056,111	34,091,263
PG&E Corp.	17,159	912,687
Philip Morris International, Inc.	289,624	25,460,846
Pioneer Natural Resources Co.	158,031	19,813,927
PPG Industries, Inc.	38,839	3,838,070
PPL Corp.	23,626	806,355
Praxair, Inc.	41,211	4,220,006
Procter & Gamble Co.	692,382	54,982,055
Prologis, Inc.	270,510	11,610,289
Prudential Financial, Inc. (d)	22,881	1,862,742
Public Service Enterprise Group, Inc.	17,180	664,694
Public Storage	6,859	1,698,974
Pure Storage, Inc., Class A (a)(b)	370,599	5,770,226
Qorvo, Inc. (a)	71,086	3,618,277
QUALCOMM, Inc. (d)	626,576	31,319,401
Raytheon Co.	22,640	2,819,359
Realty Income Corp. (b)	11,212	578,876
Regeneron Pharmaceuticals, Inc. (a)	8,015	4,351,103
Regions Financial Corp.	831,643	7,983,773
Reinsurance Group of America, Inc.	26,440	2,261,942
Reynolds American, Inc.	11,796	544,385
Rockwell Automation, Inc.	25,432	2,609,578
Salesforce.com, Inc. (a)(d)	8,173	640,763
Schlumberger Ltd.	498,240	34,752,240
Scripps Networks Interactive, Inc., Class A (b)	10,385	573,356
Sealed Air Corp.	22,412	999,575
Sempra Energy	171,686	16,140,201
Simon Property Group, Inc.	14,583	2,835,519
Skyworks Solutions, Inc. (b)	28,049	2,155,005
SL Green Realty Corp.	4,790	541,174
Southern Co.	30,213	1,413,666
Southwest Airlines Co.	147,109	6,334,514
Square, Inc., Class A (a)(b)	262,596	3,437,382
St. Joe Co. (a)	1,475,472	27,310,987
Starbucks Corp.	13,475	808,904
Steel Dynamics, Inc.	18,484	330,309
Stryker Corp.	20,156	1,873,299
SunTrust Banks, Inc. (d)	139,471	5,974,938
Surgery Partners, Inc. (a)	212,522	4,354,576
Synchrony Financial (a)	332,334	10,106,277
Tahoe Resources, Inc.	1,065,557	9,217,834
Target Corp.	153,964	11,179,326
Tenet Healthcare Corp. (a)(b)	387,060	11,727,918
TerraForm Power, Inc., Class A (b)	252,379	3,174,928
TESARO, Inc. (a)	66,094	3,458,038
Texas Instruments, Inc.	67,508	3,700,113
Textron, Inc.	91,324	3,836,521
Thermo Fisher Scientific, Inc.	58,686	8,324,609
Tiffany & Co. (b)	99,852	7,617,709
Time Warner Cable, Inc.	48,685	9,035,449
Travelers Cos., Inc.	55,984	6,318,354
Twitter, Inc. (a)(b)	464,342	10,744,874
Tyco International PLC	362,149	11,548,932
U.S. Bancorp	382,114	16,304,804
Ultragenyx Pharmaceutical, Inc. (a)	26,056	2,922,962
United Continental Holdings, Inc. (a)(d)	402,129	23,041,992

Common Stocks		Shares	Value
United States (continued)
United Parcel Service, Inc., Class B		199,746	$19,221,558
United Rentals, Inc. (a)(b)		239,335	17,361,361
United Technologies Corp.		165,010	15,852,511
UnitedHealth Group, Inc.		38,240	4,498,554
Univar, Inc. (a)		458,151	7,793,149
Unum Group		323,726	10,776,839
Urban Outfitters, Inc. (a)(b)		380,240	8,650,460
Valero Energy Corp.		78,142	5,525,421
Veeva Systems, Inc., Class A (a)(b)		624,193	18,007,968
Ventas, Inc. (b)		14,462	816,091
VeriSign, Inc. (a)(b)		36,259	3,167,586
Verizon Communications, Inc.	1,007,887		46,628,215
Vertex Pharmaceuticals, Inc. (a)		25,193	3,170,035
Visa, Inc., Class A		410,357	31,823,185
VMware, Inc., Class A (a)		76,904	4,350,459
Vornado Realty Trust (b)		7,886	788,285
WABCO Holdings, Inc. (a)		111,531	11,405,160
Walgreens Boots Alliance, Inc.		221,310	18,845,653
Wal-Mart Stores, Inc.		503,905	30,889,377
WEC Energy Group, Inc.		11,328	581,240
Wells Fargo & Co. (d)	1,107,103		60,182,119
Welltower, Inc.		17,078	1,161,816
Western Digital Corp.		53,345	3,203,367
WestRock Co.		250,144	11,411,569
Weyerhaeuser Co.		23,251	697,065
Whirlpool Corp.		85,928	12,620,245
Whiting Petroleum Corp. (a)(b)	1,079,185		10,187,506
Whole Foods Market, Inc. (b)		180,484	6,046,214
Williams Cos., Inc.		34,484	886,239
Williams-Sonoma, Inc.		38,002	2,219,697
Wyndham Worldwide Corp. (b)		28,925	2,101,401
Xcel Energy, Inc.		19,078	685,091
Yahoo!, Inc. (a)		171,474	5,703,225
Zoetis, Inc.		175,438	8,406,989

			3,070,903,889
Total Common Stocks — 52.8%			5,875,215,269

Corporate Bonds		Par (000)
Argentina — 0.0%
Empresa Distribuidora Y Comercializadora Norte, 9.75%, 10/25/22 (c)	USD	1,273	1,222,080
Australia — 0.2%
TFS Corp. Ltd., 11.00%, 7/15/18 (c)		18,370	19,104,800
Brazil — 0.0%
Odebrecht Finance Ltd., 4.38%, 4/25/25 (c)		6,347	3,300,440
Canada — 0.1%
First Quantum Minerals Ltd.:
6.75%, 2/15/20		2,730	1,760,850
7.00%, 2/15/21		11,466	7,194,915

			8,955,765
Chile — 0.1%
Banco Santander Chile, 2.33%, 6/07/18 (c)(f)		8,041	8,041,000
Inversiones Alsacia SA, 8.00%, 12/31/18 (c)		7,809	2,264,538

			10,305,538
China — 0.2%
Alibaba Group Holding Ltd.:
3.13%, 11/28/21		9,854	9,557,148
3.60%, 11/28/24		4,601	4,395,068

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Corporate Bonds		Par (000)	Value
China (continued)
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(g)(h)	SGD	11,400	$80,401
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(g)(h)	USD	4,800	48,000
SINA Corp., 1.00%, 12/01/18 (g)		6,226	6,015,873

			20,096,490
France — 0.1%
BNP Paribas SA, 2.40%, 12/12/18		17,116	17,250,583
Germany — 0.1%
Deutsche Bank AG, 1.88%, 2/13/18		6,965	6,905,777
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23 (c)		2,662	2,655,345

			9,561,122
Hong Kong — 0.1%
Hutchison Whampoa International 11 Ltd., 3.50%, 1/13/17 (c)		5,783	5,880,895
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22		4,186	4,447,273

			10,328,168
India — 0.2%
REI Agro Ltd.:
5.50%, 11/13/14 (a)(g)(h)		2,291	11,455
5.50%, 11/13/14 (a)(c)(g)(h)		6,148	30,740
Suzlon Energy Ltd., 3.25%, 7/16/19 (c)(g)(i)		17,936	22,061,280

			22,103,475
Italy — 0.2%
Intesa Sanpaolo SpA:
3.88%, 1/16/18		3,226	3,307,979
3.88%, 1/15/19		13,973	14,386,964
Telecom Italia Finance SA, 6.13%, 11/15/16 (g)	EUR	500	800,396
Telecom Italia SpA, 5.30%, 5/30/24 (c)	USD	8,517	8,410,538

			26,905,877
Japan — 0.1%
Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19		7,634	7,661,238
Luxembourg — 0.2%
Intelsat Jackson Holdings SA, 7.50%, 4/01/21		8,184	7,120,080
Telecom Italia Finance SA, 6.13%, 11/15/16 (c)(g)	EUR	8,100	12,966,408

			20,086,488
Mexico — 0.0%
Trust F/1401, 5.25%, 12/15/24 (c)	USD	4,282	4,249,885
Netherlands — 0.2%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(c)(g)(h)		21,400	9,062,900
Constellium NV:
7.00%, 1/15/23 (c)	EUR	4,437	3,891,302
8.00%, 1/15/23 (c)	USD	1,180	923,350
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/09/22		3,115	3,153,078
Volkswagen International Finance NV, 4.00%, 8/12/20		3,191	3,214,339

			20,244,969
Singapore — 0.3%
CapitaLand Ltd.:
2.10%, 11/15/16 (g)	SGD	12,250	8,585,540
1.95%, 10/17/23 (c)(g)		10,000	7,211,369

Corporate Bonds		Par (000)	Value
Singapore (continued)
Global Logistic Properties Ltd., 3.88%, 6/04/25	USD	17,844	$17,429,252

			33,226,161
Spain — 0.2%
Telefonica Participaciones SAU, 4.90%, 9/25/17 (g)	EUR	13,300	13,767,293
Telefonica SA, 6.00%, 7/24/17 (g)		4,100	5,554,919

			19,322,212
Switzerland — 0.1%
UBS AG, 2.38%, 8/14/19	USD	5,782	5,775,235
UBS Group Funding Jersey Ltd., 4.13%, 9/24/25 (c)		7,105	7,097,632

			12,872,867
United Arab Emirates — 0.1%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17 (c)(g)		17,922	15,412,791
United Kingdom — 0.1%
Delta Topco Ltd. (Acquired 5/02/12-1/02/15, cost $12,617,094), 10.00%, 11/24/60 (e)		12,399	12,436,163
Lloyds Bank PLC, 2.30%, 11/27/18		2,241	2,249,897

			14,686,060
United States — 3.7%
AbbVie, Inc., 2.50%, 5/14/20 (j)		12,019	11,898,161
Actavis Funding SCS, 3.00%, 3/12/20		9,769	9,761,234
AliphCom (Acquired 11/11/15, cost $3,000,000), 12.00%, 4/28/20 (e)(f)(g)		3,000	4,257,000
AliphCom (Acquired 4/27/15-7/21/15, cost $44,575,000), 12.00%, 4/28/20 (e)(f)(g)		44,575	63,385,650
Ally Financial, Inc.:
2.75%, 1/30/17		8,839	8,816,903
3.50%, 1/27/19		6,094	6,010,208
American Tower Corp., 3.40%, 2/15/19		2,448	2,511,131
AT&T Inc.:
2.38%, 11/27/18		14,208	14,304,799
3.00%, 6/30/22		23,535	22,970,607
Bank of America Corp.:
2.00%, 1/11/18		8,022	8,011,772
1.33%, 3/22/18 (f)		4,536	4,550,551
6.88%, 4/25/18		5,686	6,273,119
Series L, 2.60%, 1/15/19		5,626	5,644,335
BioMarin Pharmaceutical, Inc.:
0.75%, 10/15/18 (g)		2,660	3,414,775
1.50%, 10/15/20 (g)		2,584	3,452,870
Cablevision Systems Corp., 5.88%, 9/15/22		3,424	2,910,400
Capital One Bank USA NA, 2.15%, 11/21/18		6,399	6,343,860
Chesapeake Energy Corp., 8.00%, 12/15/22 (c)		3,423	1,677,270
Citigroup, Inc., 1.80%, 2/05/18		16,362	16,299,366
Cobalt International Energy, Inc.:
2.63%, 12/01/19 (g)		13,410	7,517,981
3.13%, 5/15/24 (g)		16,167	8,447,258
Discover Bank, 2.00%, 2/21/18		1,199	1,190,894
eBay, Inc., 2.20%, 8/01/19		3,857	3,813,177
Edgewell Personal Care Co.:
4.70%, 5/19/21		3,332	3,362,025
4.70%, 5/24/22		2,084	2,068,776
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		9,490	9,343,826
2.38%, 1/16/18		6,116	6,101,401
5.00%, 5/15/18		7,797	8,189,930

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Corporate Bonds		Par (000)	Value
United States (continued)
Forest Laboratories LLC:
4.38%, 2/01/19 (c)	USD	7,328	$7,676,637
5.00%, 12/15/21 (c)		5,139	5,584,058
GE Capital International Funding Co., 2.34%, 11/15/20 (c)		3,756	3,724,675
General Electric Capital Corp., 5.55%, 5/04/20		1,294	1,463,548
General Motors Financial Co., Inc., 3.50%, 7/10/19		8,658	8,687,004
Gilead Sciences, Inc., Series D, 1.63%, 5/01/16 (g)		4,253	19,002,936
Hewlett Packard Enterprise Co., 2.85%, 10/05/18 (c)		22,082	22,069,678
HSBC USA, Inc., 1.63%, 1/16/18		3,126	3,110,517
Hughes Satellite Systems Corp., 7.63%, 6/15/21		1,700	1,802,000
Hyundai Capital America, 2.00%, 3/19/18 (c)		3,735	3,690,610
JPMorgan Chase & Co., 4.35%, 8/15/21		4,760	5,065,749
Medtronic, Inc., 3.15%, 3/15/22		12,930	13,071,157
Morgan Stanley, 7.30%, 5/13/19		3,911	4,492,601
Mylan, Inc., 2.55%, 3/28/19		7,871	7,768,016
QUALCOMM, Inc., 3.00%, 5/20/22		19,885	19,685,713
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23		4,106	3,603,015
Synchrony Financial, 3.75%, 8/15/21		3,069	3,065,643
Take-Two Interactive Software, Inc., 1.75%, 12/01/16 (g)		4,928	8,999,760
Twitter, Inc., 1.00%, 9/15/21 (g)		5,253	4,389,538
Volkswagen Group of America Finance LLC, 2.45%, 11/20/19		4,694	4,499,298
Xerox Corp., 6.35%, 5/15/18		3,707	3,963,157

			407,944,589
Total Corporate Bonds — 6.3%			704,841,598

Floating Rate Loan Interests (f)
Canada — 0.1%
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22	USD	5,099	4,851,698
Cyprus — 0.0%
Drillships Ocean Ventures, Inc., Term Loan, 5.50%, 7/25/21		6,404	2,994,012
Ireland — 0.2%
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.42%, 2/27/21		19,370	19,166,246
Luxembourg — 0.1%
Endo Luxembourg Finance Co. I S.à r.l., 2015 Incremental Term B Loan, 3.75%, 9/26/22		8,795	8,666,769
Mallinckrodt International Finance SA, Initial Term B Loan, 3.25%, 3/19/21		2,842	2,749,244

			11,416,013
Netherlands — 0.1%
Promontoria Blue Holding 2 BV, Mezzanine Loan, 7.00%, 4/17/20	EUR	14,294	15,440,951
Norway — 0.0%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21	USD	5,585	2,212,987
United States — 0.6%
Calpine Corp., Term Loan, 3.50%, 5/27/22		8,860	8,430,742
Fieldwood Energy LLC, Closing Date Loan (Second Lien), 8.38%, 9/30/20		7,938	1,190,628

Floating Rate Loan Interests (f)		Par (000)	Value
United States (continued)
Hilton Worldwide Finance LLC, Initial Term Loan, 3.50%, 10/26/20	USD	21,685	$21,623,889
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 4.00%, 2/21/21		14,276	5,900,903
Sheridan Investment Partners II LP, Senior Secured Term Loan, 4.25%, 12/16/20		11,892	6,748,791
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 4.25%, 12/16/20		1,654	938,862
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 4.25%, 12/16/20		617	350,171
Univar USA, Inc., Initial Dollar Term Loan, 4.25%, 7/01/22		8,539	8,248,031
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		11,058	10,803,497

			64,235,514
Total Floating Rate Loan Interests — 1.1%			120,317,421

Foreign Agency Obligations
Argentina — 0.3%
YPF SA:
8.88%, 12/19/18 (c)		6,986	7,064,593
8.50%, 7/28/25 (c)		21,236	20,227,290

			27,291,883
Brazil — 0.0%
Petrobras Global Finance BV, 2.43%, 1/15/19 (f)		2,166	1,646,160
Mexico — 0.2%
Petroleos Mexicanos:
5.75%, 3/01/18		8,333	8,674,653
3.50%, 7/23/20 (c)		11,259	10,656,644

			19,331,297
South Korea — 0.1%
Export-Import Bank of Korea:
2.88%, 9/17/18		3,691	3,747,738
2.63%, 12/30/20		11,860	11,845,211

			15,592,949
Total Foreign Agency Obligations — 0.6%			63,862,289

Foreign Government Obligations
Argentina — 0.3%
City of Buenos Aires, Argentina, 8.95%, 2/19/21 (c)		4,707	4,965,885
Republic of Argentina, 8.75%, 5/07/24		22,833	24,362,430

			29,328,315
Brazil — 0.4%
Federative Republic of Brazil:
6.00%, 1/17/17		7,430	7,634,325
Series F, 10.00%, 1/01/21	BRL	168	33,757,199

			41,391,524
Colombia — 0.1%
Republic of Colombia, 7.38%, 1/27/17	USD	11,711	12,296,550
Hungary — 0.5%
Republic of Hungary:
6.38%, 3/29/21		24,860	28,340,400
5.50%, 6/24/25	HUF	6,028,560	24,268,718

			52,609,118

See Notes to Consolidated Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Foreign Government Obligations		Par (000)	Value
Indonesia — 0.3%
Republic of Indonesia:
6.88%, 1/17/18 (c)	USD	7,115	$7,716,516
8.25%, 7/15/21	IDR	384,595,000	27,212,642
8.38%, 3/15/24		42,737,000	3,014,284

			37,943,442
Italy — 0.6%
Republic of Italy:
2.50%, 12/01/24	EUR	14,563	17,188,445
1.50%, 6/01/25		51,048	55,513,875

			72,702,320
Japan — 0.2%
Government of Japan (2 Year Issue), 0.10%, 3/15/17	JPY	2,383,000	19,863,389
Mexico — 0.6%
United Mexican States:
5.95%, 3/19/19	USD	3,552	3,942,720
6.50%, 6/10/21	MXN	10,545	63,300,383

			67,243,103
Poland — 0.6%
Republic of Poland:
5.25%, 10/25/20	PLN	108,145	31,332,592
5.75%, 10/25/21		53,226	15,980,080
3.25%, 7/25/25		73,795	19,348,864

			66,661,536
Turkey — 0.1%
Republic of Turkey, 6.75%, 4/03/18	USD	10,248	11,026,848
United Kingdom — 1.1%
United Kingdom Gilt, 2.00%, 9/07/25	GBP	86,598	128,342,687
Total Foreign Government Obligations — 4.8%			539,408,832

Investment Companies		Shares
ETFS Gold Trust (a)(k)		230,215	23,827,253
ETFS Physical Palladium Shares (a)(k)		80,940	4,384,520
ETFS Physical Platinum Shares (a)(k)		67,020	5,752,327
iShares Gold Trust (a)(k)(l)		2,098,037	21,462,918
SPDR Gold Shares (a)(k)		441,988	44,844,102
Total Investment Companies — 0.9%			100,271,120

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.1%
Logistics UK PLC, Series 2015-1A, Class F, 4.20%, 8/20/25 (c)(f)	GBP	6,637	9,349,901

Preferred Securities

Capital Trusts
Germany — 0.0%
Deutsche Bank Capital Funding Trust VII, 5.63% (c)(f)(m)	USD	998	999,307
Netherlands — 0.0%
ING Groep NV, 6.00% (f)(m)		4,790	4,790,000

Capital Trusts		Par (000)	Value
Switzerland — 0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%, 2/24/41 (f)	USD	5,934	$6,112,020
United Kingdom — 0.5%
HSBC Holdings PLC, 6.38% (f)(m)		18,775	18,540,314
Lloyds Bank PLC, 13.00% (f)(m)	GBP	10,485	26,710,826
Standard Chartered PLC, 6.50% (c)(f)(m)	USD	6,810	6,579,693

			51,830,833
United States — 1.0%
American Express Co.Series C, 4.90% (f)(m)		6,331	6,014,450
Citigroup, Inc.:
5.95% (f)(m)		4,354	4,260,389
Series O, 5.88% (f)(m)		11,765	11,676,764
General Electric Capital Corp., 6.38%, 11/15/67 (f)		6,627	6,920,576
General Electric Co., 4.10% (f)(m)		10,303	10,277,243
Goldman Sachs Group, Inc.:
Series L, 5.70% (f)(m)		9,702	9,641,363
Series M, 5.38% (f)(m)		10,195	10,131,281
Intel Corp., 3.25%, 8/01/39 (g)		3,408	5,667,930
JPMorgan Chase & Co.:
Series Q, 5.15% (f)(m)		11,200	10,584,000
Series X, 6.10% (f)(m)		22,351	22,464,990
Morgan Stanley, Series H, 5.45% (f)(m)		7,208	7,036,810
NBCUniversal Enterprise, Inc., 5.25% (c)(m)		5,389	5,712,340
USB Capital IX, 3.50% (f)(m)		8,452	6,508,040

			116,896,176
Total Capital Trusts — 1.6%			180,628,336

Preferred Stocks		Shares
Brazil — 0.0%
Cia Brasileira de Distribuicao, Preference Shares, 0.00%		165,473	1,750,825
Germany — 0.2%
Henkel AG & Co. KGaA, Preference Shares, 0.00%		93,056	10,385,292
Volkswagen AG, Preference Shares, 0.00%		120,774	17,437,369

			27,822,661
Ireland — 0.3%
Allergan PLC, Series A, 5.50%		30,736	31,663,612
Israel — 0.3%
Teva Pharmaceutical Industries Ltd., 7.00%		28,316	28,807,520
South Korea — 0.1%
Samsung Electronics Co. Ltd., Preference Shares, 0.00%		10,988	10,157,176
United Kingdom — 0.1%
HSBC Holdings PLC, Series 2, 8.00%		237,516	6,192,042
Royal Bank of Scotland Group PLC, Series T, 7.25%		221,045	5,714,013

			11,906,055
United States — 1.7%
American Tower Corp., Series A, 5.25% (g)		45,686	4,671,850
Anthem, Inc., 5.25% (g)		281,355	12,956,398
Cliffs Natural Resources, Inc., 7.00% (g)		176,589	256,054
Crown Castle International Corp., Series A, 4.50% (g)		130,354	13,920,504
Dominion Resources, Inc., 6.38% (g)		107,750	5,180,620
Domo, Inc., Series D-2 (Acquired 4/01/15-7/06/15, cost $17,824,428), 0.00% (a)(e)		2,114,003	17,836,055
Dropbox, Inc., Series C (Acquired 1/28/14, cost $28,835,783), 0.00% (a)(e)		1,509,632	18,417,510

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Preferred Stocks		Shares	Value
United States (continued)
Forestar Group, Inc., 6.00% (g)		225,450	$3,465,550
Grand Rounds, Inc., Series C (Acquired 3/31/15, cost $5,939,231), 0.00% (a)(e)		2,139,107	6,114,423
Lookout, Inc., Series F (Acquired 9/19/14-10/22/14, cost $10,936,522), 0.00% (a)(e)		957,404	10,936,522
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $11,447,321), 0.00% (a)(e)		1,867,426	21,251,308
U.S. Bancorp:
Series F, 6.50% (b)(f)		212,574	6,100,874
Series G, 6.00% (f)		112,682	3,022,131
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $17,574,548), 0.00% (a)(e)		1,132,888	55,253,440
Wells Fargo & Co., Series L, 7.50% (g)		3,988	4,630,068

			184,013,307
Total Preferred Stocks — 2.7%			296,121,156

Trust Preferreds
United States — 0.5%
Citigroup Capital XIII, 7.88%, 10/30/40 (f)		389,054	10,111,513
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (f)		521,563	13,226,838
RBS Capital Funding Trust V, Series E, 5.90% (m)		327,673	8,041,095
RBS Capital Funding Trust VII, Series G, 6.08% (m)		405,927	10,119,760
Welltower, Inc., Series I, 6.50% (g)(m)		191,466	11,662,194

			53,161,400
Total Trust Preferreds — 0.5%			53,161,400
Total Preferred Securities — 4.8%			529,910,892

Rights
Italy — 0.0%
Unione di Banche Italiane SCpA (Expires 12/01/16, Strike Price EUR 2.50)		90,981	1
Total Rights — 0.0%			1

U.S. Government Sponsored Agency Securities		Par (000)
Mortgage-Backed Securities — 0.4%
Fannie Mae Mortgage-Backed Securities, 3.00%, 1/01/46 (n)	USD	41,660	41,660,379

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/20		12,006	11,851,074
0.25%, 1/15/25		4,786	4,567,396
0.38%, 7/15/25		71,254	68,976,431
U.S. Treasury Notes:
0.38%, 3/15/16 (k)		35,577	35,585,025
1.75%, 3/31/22-9/30/22 (o)		111,828	109,817,537
1.88%, 8/31/22-10/31/22 (o)		121,459	119,990,907
2.00%, 2/15/25-8/15/25 (d)(j)		334,488	326,225,672
2.13%, 5/15/25		92,637	91,428,760
Total U.S. Treasury Obligations — 6.9%			768,442,802

Warrants		Shares	Value
Australia — 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		3,767,700	$ 1,243,663
Total Long-Term Investments (Cost — $8,962,802,894) — 78.7%			8,754,524,167

Short-Term Securities
Foreign Agency Obligations (p)	Par (000)
Japan Treasury Discount Bill:
0.03%, 1/13/16	JPY	4,730,000	39,352,128
0.01%, 1/25/16		4,730,000	39,352,561
0.05%, 2/10/16		5,910,000	49,170,984
0.04%, 2/22/16		5,560,000	46,259,274
0.05%, 2/29/16		1,870,000	98,758,854
0.06%, 3/07/16		1,870,000	98,759,249
0.10%, 3/14/16		6,050,000	50,336,634
0.02%, 3/22/16		7,940,000	66,061,897
Mexico Cetes:
3.49%, 1/07/16	MXN	29,602	17,166,021
3.56%, 2/18/16		17,761	10,263,788
3.27%, 3/31/16		29,570	17,016,412
0.00%, 4/14/16		37,080	21,308,226
Total Foreign Agency Obligations — 5.0%			553,806,028

Money Market Funds		Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (l)(q)		8,973,878	8,973,878

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (l)(q)(r)	USD	290,256	290,256,248
Total Money Market Funds — 2.7%			299,230,126

Time Deposits	Par (000)
Canada — 0.0%
Brown Brothers Harriman & Co., 0.05%, 1/01/16	CAD	7	4,910
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.08%, 1/01/16	GBP	433	638,266
United States — 0.0%
Wells Fargo Securities, LLC, 0.25%, 1/01/16	USD	716	716,081
Total Time Deposits — 0.0%			1,359,257

See Notes to Consolidated Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Bills (p):
0.00%, 1/07/16	USD	77,853	$77,852,689
0.12%, 1/14/16		89,548	89,545,224
0.20%, 1/21/16-2/18/16		446,336	446,283,848
0.07%, 1/28/16-4/14/16		213,936	213,885,276
0.14%, 2/04/16		49,000	48,995,737
0.09%, 2/11/16		118,000	117,983,598
0.19%, 2/25/16		277,000	276,966,483
0.10%, 3/03/16-3/31/16		239,000	238,948,834
0.15%, 3/10/16		71,000	70,984,593
0.13%, 3/24/16		236,240	236,146,921
0.24%, 5/05/16		8,000	7,991,432
0.28%, 5/19/16		8,000	7,989,896
Total U.S. Treasury Obligations — 16.5%			1,833,574,531
Total Short-Term Securities (Cost — $2,677,083,670) — 24.2%			2,687,969,942

Options Purchased
(Cost — $88,335,113) — 0.5%			58,897,382
Total Investments Before Investments Sold Short and Options Written (Cost — $11,728,221,677) — 103.4%			11,501,391,491

Investments Sold Short	Shares	Value
Aeon Co. Ltd.	368,300	$ (5,674,620)
Autoliv, Inc.	44,183	(5,512,713)
Avery Dennison Corp.	6,783	(425,023)
Franklin Resources, Inc.	117,259	(4,317,477)
Gentex Corp.	332,728	(5,326,975)
T. Rowe Price Group, Inc.	63,571	(4,544,691)
Waddell & Reed Financial, Inc., Class A	116,994	(3,353,048)
Total Investments Sold Short (Proceeds — $29,791,625) — (0.2)%		(29,154,547)

Options Written
(Premiums Received — $47,051,786) — (0.4)%		(42,822,067)
Total Investments Net of Investments Sold Short and Options Written — 102.8%		11,429,414,877
Liabilities in Excess of Other Assets — (2.8)%		(308,791,296)

Net Assets — 100.0%		$11,120,623,581

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(e)	Restricted security as to resale, excluding 144a securities. As of period end, the Fund held restricted securities with a current value of $216,711,394 and an original cost of $161,981,442 which was 1.9% of its net assets.

(f)	Variable rate security. Rate as of period end.

(g)	Convertible security.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(j)	All or a portion of security has been pledged as collateral in connection with short sales.

(k)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(l)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Shares/Beneficial Interest Purchased		Shares Sold	Shares/Beneficial Interest Held at December 31, 2015	Value at December 31, 2015	Income		Capital Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	878,636	8,095,242	[1]	—	8,973,878	$ 8,973,878	$6,911		$156
BlackRock Liquidity Series, LLC, Money Market Series	$68,946,761	$221,309,487	[2]	—	$290,256,248	$290,256,248	$2,613,583	[3]	—
iShares Gold Trust	2,098,037	—		—	2,098,037	$ 21,462,918	—		—

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(m)	Perpetual security with no stated maturity date.

(n)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$41,660,379	$(9,385)

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

(o)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(p)	Rates are discount rates or a range of discount rates at the time of purchase.

(q)	Current yield as of period end.

(r)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(106)	Euro STOXX 50 Index	March 2016	USD	3,780,736	$ (49,160)
(95)	FTSE 100 Index	March 2016	USD	8,680,290	(320,853)
(1,763)	Mini MSCI Emerging Markets Index	March 2016	USD	69,418,125	(1,033,677)
(62)	NASDAQ 100 E-Mini Index	March 2016	USD	5,688,810	(5,117)
(78)	Nikkei 225 Yen Index	March 2016	USD	6,087,108	164,627
(750)	Russell 2000 Mini Index	March 2016	USD	84,862,500	(76,164)
(1,909)	S&P 500 E-Mini Index	March 2016	USD	194,278,930	(962,549)
646	TOPIX Index	March 2016	USD	83,171,929	(140,359)
Total					$(2,423,252)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	4,633,028,000	USD	38,409,796	JPMorgan Chase Bank N.A.	1/07/16	$ 141,937
USD	37,603,000	JPY	4,633,028,000	JPMorgan Chase Bank N.A.	1/07/16	(948,734)
USD	6,878,759	MXN	118,380,000	HSBC Bank USA N.A.	1/07/16	13,561
USD	10,436,357	MXN	177,642,450	Morgan Stanley Capital Services LLC	1/07/16	134,359
USD	22,332,952	SGD	31,845,000	HSBC Bank USA N.A.	1/07/16	(120,666)
JPY	1,345,019,000	USD	11,034,107	Credit Suisse International	1/08/16	158,126
JPY	1,687,456,000	USD	13,829,056	Credit Suisse International	1/08/16	212,679
USD	24,588,599	JPY	3,032,475,000	Credit Suisse International	1/08/16	(645,370)
USD	10,014,749	MXN	168,398,000	Deutsche Bank AG	1/08/16	249,591
USD	10,025,099	MXN	168,557,000	Deutsche Bank AG	1/08/16	250,721
USD	10,946,940	SGD	15,618,000	Deutsche Bank AG	1/08/16	(64,772)
EUR	16,283,000	USD	17,817,674	Deutsche Bank AG	1/11/16	(117,135)
EUR	35,161,000	USD	38,539,272	Goldman Sachs International	1/11/16	(317,283)
USD	11,453,919	BRL	43,187,000	Citibank N.A.	1/11/16	581,656
USD	10,797,183	BRL	40,619,000	Deutsche Bank AG	1/11/16	571,410
USD	38,856,459	EUR	35,161,000	Goldman Sachs International	1/11/16	634,470
USD	38,687,409	JPY	4,730,000,000	Morgan Stanley Capital Services LLC	1/13/16	(676,315)
EUR	5,277,000	USD	5,763,382	Citibank N.A.	1/14/16	(26,551)
EUR	10,555,000	USD	11,564,376	Credit Suisse International	1/14/16	(89,628)
EUR	10,331,000	USD	11,274,035	Goldman Sachs International	1/14/16	(42,806)
JPY	2,942,271,000	USD	24,105,614	Morgan Stanley Capital Services LLC	1/14/16	380,905
USD	27,530,658	AUD	38,295,000	JPMorgan Chase Bank N.A.	1/14/16	(355,060)
USD	27,900,000	CAD	38,291,076	Morgan Stanley Capital Services LLC	1/14/16	226,199
USD	24,310,463	JPY	2,942,271,000	Morgan Stanley Capital Services LLC	1/14/16	(176,056)
USD	19,607,658	BRL	74,664,000	Goldman Sachs International	1/15/16	838,544
USD	11,415,022	SGD	16,078,000	Morgan Stanley Capital Services LLC	1/15/16	81,832

See Notes to Consolidated Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	10,486,000	USD	11,273,185	Deutsche Bank AG	1/21/16	$ 128,563
JPY	1,367,514,000	USD	11,209,591	Citibank N.A.	1/21/16	173,012
USD	26,606,175	JPY	3,263,407,000	Citibank N.A.	1/21/16	(557,031)
USD	11,295,774	MXN	187,241,000	Citibank N.A.	1/21/16	448,445
USD	27,850,000	MXN	485,322,455	Credit Suisse International	1/21/16	(265,916)
EUR	10,494,000	USD	11,427,285	Citibank N.A.	1/22/16	(16,550)
USD	11,141,316	MYR	47,501,000	Credit Suisse International	1/22/16	96,241
USD	39,900,460	JPY	4,730,000,000	Goldman Sachs International	1/25/16	526,571
USD	22,218,359	KRW	25,402,250,000	Credit Suisse International	1/25/16	569,637
USD	27,071,407	KRW	30,877,647,000	Deutsche Bank AG	1/25/16	756,352
USD	6,694,001	AUD	9,333,000	Morgan Stanley Capital Services LLC	1/28/16	(97,297)
USD	10,336,312	BRL	40,600,000	Deutsche Bank AG	1/28/16	178,432
USD	10,383,524	IDR	148,899,731,000	Credit Suisse International	1/28/16	(341,804)
EUR	31,337,000	USD	33,180,558	Credit Suisse International	1/29/16	899,998
EUR	51,483,000	USD	54,552,211	Goldman Sachs International	1/29/16	1,438,129
USD	29,269,783	EUR	26,941,000	Goldman Sachs International	1/29/16	(29,903)
USD	24,725,354	JPY	3,035,779,000	Deutsche Bank AG	1/29/16	(547,524)
USD	47,757,769	JPY	5,910,000,000	Deutsche Bank AG	2/10/16	(1,455,304)
USD	23,120,046	BRL	88,959,000	Morgan Stanley Capital Services LLC	2/16/16	983,777
USD	10,381,147	MXN	177,614,150	BNP Paribas S.A.	2/18/16	112,440
USD	45,203,252	JPY	5,560,000,000	Deutsche Bank AG	2/22/16	(1,106,872)
USD	96,515,050	JPY	11,870,000,000	Morgan Stanley Capital Services LLC	2/29/16	(2,366,429)
USD	96,969,202	JPY	11,870,000,000	Credit Suisse International	3/07/16	(1,940,609)
USD	26,913,782	KRW	31,738,077,000	Morgan Stanley Capital Services LLC	3/09/16	(111,148)
USD	10,887,035	CLP	7,778,242,000	Goldman Sachs International	3/10/16	(1,626)
USD	49,235,026	JPY	6,050,000,000	HSBC Bank USA N.A.	3/14/16	(1,192,593)
USD	27,604,000	CNH	182,904,104	Deutsche Bank AG	3/15/16	62,662
USD	65,692,313	JPY	7,940,000,000	JPMorgan Chase Bank N.A.	3/22/16	(510,410)
USD	17,680,120	MXN	295,700,000	Goldman Sachs International	3/31/16	635,863
USD	22,063,549	MXN	370,800,000	JPMorgan Chase Bank N.A.	4/14/16	711,224
USD	5,581,896	TWD	183,142,000	Credit Suisse International	5/12/16	(5,214)
USD	11,346,302	TWD	372,987,000	Deutsche Bank AG	5/12/16	(32,405)
USD	23,778,000	CNH	157,881,164	Goldman Sachs International	5/17/16	151,067
USD	30,119,000	CNH	200,262,737	Goldman Sachs International	5/17/16	149,661
USD	27,838,907	CNH	180,900,000	Deutsche Bank AG	11/04/16	1,103,803
Total						$ (557,144)

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Amazon.com, Inc.	Call	1/15/16	USD	580.00	58	$561,440
SPDR Gold Trust ETF[1]	Call	1/15/16	USD	111.00	4,406	13,218
Salesforce.com, Inc.	Call	3/18/16	USD	80.00	238	93,415
SPDR Gold Trust ETF[1]	Call	3/18/16	USD	114.00	5,610	151,470
SPDR Gold Trust ETF[1]	Call	3/18/16	USD	113.00	3,257	100,967
Total						$920,510

[1]	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Abbott Laboratories	Call	Citibank N.A.	1/15/16	USD	49.00	585,600	$3,361
Activision Blizzard, Inc.	Call	Deutsche Bank AG	1/15/16	USD	19.00	590,042	12,862,916
Gilead Sciences, Inc.	Call	Citibank N.A.	1/15/16	USD	95.00	116,600	787,050
Goldman Sachs Group, Inc.	Call	Deutsche Bank AG	1/15/16	USD	220.00	85,800	6,006
Ingersoll-Rand PLC	Call	Morgan Stanley & Co. International PLC	1/15/16	USD	63.50	191,854	127
International Business Machines Corp.	Call	Barclays Bank PLC	1/15/16	USD	182.00	115,089	—
International Business Machines Corp.	Call	Deutsche Bank AG	1/15/16	USD	182.00	115,087	—
Merck & Co., Inc.	Call	Goldman Sachs International	1/15/16	USD	59.00	1,172,827	586
S&P 500 Index	Call	Morgan Stanley & Co. International PLC	1/15/16	USD	2,100.00	13,980	45,435
S&P 500 Index	Call	Morgan Stanley & Co. International PLC	2/19/16	USD	2,150.00	13,980	58,017
Morgan Stanley Japan Custom Index	Call	Morgan Stanley & Co. International PLC	3/11/16	JPY	148.58	21,433,479	987,087
Morgan Stanley Japan Custom Index	Call	Morgan Stanley & Co. International PLC	3/11/16	JPY	155.62	5,513,170	286,449
Baxter International, Inc.	Call	Goldman Sachs International	3/18/16	USD	72.75	234,419	1,395,388
S&P 500 Index	Call	Morgan Stanley & Co. International PLC	3/18/16	USD	2,200.00	13,980	36,348
United Continental Holdings, Inc.	Call	Morgan Stanley & Co. International PLC	3/18/16	USD	60.00	14,177	35,017
TOPIX Index	Call	Citibank N.A.	4/08/16	JPY	1,625.00	4,520,270	829,952
Johnson & Johnson	Call	Goldman Sachs International	4/15/16	USD	103.00	1,174,076	3,764,311
Bank of New York Mellon Corp.	Call	Deutsche Bank AG	5/20/16	USD	46.00	878,771	481,979
Gilead Sciences, Inc.	Call	Deutsche Bank AG	5/20/16	USD	99.00	116,457	916,363
Goldman Sachs Group, Inc.	Call	Deutsche Bank AG	5/20/16	USD	220.00	210,900	153,750
KeyCorp	Call	Deutsche Bank AG	5/20/16	USD	15.75	1,171,694	185,256
Morgan Stanley	Call	Deutsche Bank AG	5/20/16	USD	40.75	878,771	111,929
SunTrust Banks, Inc.	Call	Deutsche Bank AG	5/20/16	USD	45.50	878,800	1,034,822
Teva Pharmaceutical Industries Ltd.	Call	Deutsche Bank AG	5/20/16	USD	63.50	234,400	1,164,937
Wells Fargo & Co.	Call	Deutsche Bank AG	5/20/16	USD	59.00	878,771	1,115,187
TOPIX Index	Call	Citibank N.A.	6/10/16	JPY	1,675.00	3,755,902	669,612
TOPIX Index	Call	Morgan Stanley & Co. International PLC	6/10/16	JPY	1,675.00	1,994,633	355,608
STOXX Europe 600 Index	Call	JPMorgan Chase Bank N.A.	6/17/16	EUR	380.00	75,424	694,449
STOXX Europe 600 Index	Call	Credit Suisse International	9/16/16	EUR	375.00	93,176	1,561,314
Taiwan Stock Exchange Weighted Index	Call	Citibank N.A.	9/21/16	TWD	9,000.77	101,800	437,443
MetLife, Inc.	Call	UBS AG	1/20/17	USD	50.00	183,706	694,137
MetLife, Inc.	Call	UBS AG	1/20/17	USD	52.50	167,100	474,464
Prudential Financial, Inc.	Call	Morgan Stanley & Co. International PLC	1/20/17	USD	87.50	204,800	875,233
EURO STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,450.00	7,782	1,326,236
STOXX Europe 600 Index	Call	Credit Suisse International	3/17/17	EUR	355.61	69,976	2,083,609
QUALCOMM, Inc.	Call	Deutsche Bank AG	5/19/17	USD	52.50	363,420	1,715,048
EURO STOXX 50 Index	Call	Citibank N.A.	6/16/17	EUR	3,500.00	7,230	1,183,284
EURO STOXX 50 Index	Call	Bank of America N.A.	9/15/17	EUR	3,600.00	7,747	1,197,456
STOXX Europe 600 Index	Call	JPMorgan Chase Bank N.A.	9/15/17	EUR	372.06	47,705	1,179,451
Taiwan Capitalization Weighted Stock Index	Call	Morgan Stanley & Co. International PLC	9/20/17	TWD	9,000.00	92,908	975,328

See Notes to Consolidated Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
EURO STOXX 50 Index	Call	Barclays Bank PLC	12/15/17	EUR	3,500.00	7,935	$1,651,157
Taiwan Capitalization Weighted Stock Index	Call	Morgan Stanley & Co. International PLC	12/20/17	TWD	9,000.00	94,754	1,010,409
Nikkei 225 Index	Call	Goldman Sachs International	3/09/18	JPY	21,968.28	247,564	1,940,262
EURO STOXX 50 Index	Call	Goldman Sachs International	3/16/18	EUR	3,500.00	6,612	1,429,204
EURO STOXX 50 Index	Call	UBS AG	6/15/18	EUR	3,600.00	3,205	609,628
EURO STOXX 50 Index	Call	Deutsche Bank AG	9/21/18	EUR	3,426.55	3,336	900,143
Russell 2000 Index	Put	Credit Suisse International	1/15/16	USD	1,150.00	20,482	515,122
Russell 2000 Index	Put	Société Générale	1/15/16	USD	1,135.00	13,443	233,908
S&P 500 Index	Put	UBS AG	1/15/16	USD	2,000.00	28,536	358,127
Ibovespa Brasil Sao Paulo Stock Exchange Index	Put	BNP Paribas S.A.	2/17/16	BRL	46,600.00	606	483,123
Ibovespa Brasil Sao Paulo Stock Exchange Index	Put	Goldman Sachs International	2/17/16	BRL	44,000.00	498	207,067
Ibovespa Brasil Sao Paulo Stock Exchange Index	Put	Morgan Stanley & Co. International PLC	2/17/16	BRL	47,000.00	699	610,647
Russell 2000 Index	Put	Bank of America N.A.	2/19/16	USD	1,110.00	47,532	1,100,366
S&P 500 Index	Put	BNP Paribas S.A.	2/19/16	USD	1,990.00	35,649	1,122,944
Gentex Corp.	Put	Morgan Stanley & Co. International PLC	3/18/16	USD	15.00	349,451	148,517
Gentex Corp.	Put	UBS AG	3/18/16	USD	15.00	116,366	49,456
Ibovespa Brasil Sao Paulo Stock Exchange Index	Put	Bank of America N.A.	8/17/16	BRL	51,369.43	1,463	2,259,523
Ibovespa Brasil Sao Paulo Stock Exchange Index	Put	Bank of America N.A.	8/17/16	BRL	49,122.00	632	769,481
Total							$57,084,029

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Goldman Sachs International	Call	2.05%	Receive	3-month LIBOR	1/19/16	USD	354,800	$412,657
2-Year Forward/1-Year Interest Rate Swap	Deutsche Bank AG	Call	1.80%	Receive	3-month LIBOR	5/13/16	USD	296,405	429,864
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	4,660,748	4
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.35%	Pay	6-month JPY LIBOR	1/25/16	JPY	2,322,553	2
10-Year Interest Rate Swap	Deutsche Bank AG	Put	1.25%	Pay	6-month JPY LIBOR	7/29/16	JPY	2,831,410	10,512
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	2,370,178	39,804
Total									$892,843

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Amazon.com, Inc.	Call	1/15/16	USD	660.00	58	$(137,895)
Kimberly Clark Corp.	Call	1/15/16	USD	120.00	372	(312,480)
Salesforce.com, Inc.	Call	3/18/16	USD	90.00	238	(22,134)

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Kimberly Clark Corp.	Call	4/15/16	USD	125.00	245	$(144,550)
Amazon.com, Inc.	Put	1/15/16	USD	510.00	23	(575)
Total						$(617,634)

OTC Barrier Put Options Written
Description	Type of Options	Counterparty	Expiration Date	Strike Price		Barrier Price		Contracts	Value
Nikkei 225 Index	Down-and-In	Goldman Sachs International	03/09/18	JPY	17,974.04	JPY	14,978.37	247,564	$(3,670,006)
EURO STOXX 50 Index	Down-and-In	Deutsche Bank AG	09/21/18	EUR	2,586.07	EUR	2,165.83	3,336	(866,044)
Total									$(4,536,050)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Abbott Laboratories	Call	Citibank N.A.	1/15/16	USD	55.00	585,600	$(17,568)
Activision Blizzard, Inc.	Call	Deutsche Bank AG	1/15/16	USD	24.00	590,042	(8,880,132)
Merck & Co., Inc.	Call	Goldman Sachs International	1/15/16	USD	65.00	1,172,827	(23,456)
United Continental Holdings, Inc.	Call	Citibank N.A.	1/15/16	USD	60.00	103,520	(53,830)
Ibovespa Brasil Sao Paulo Stock Exchange Index	Call	BNP Paribas S.A.	2/17/16	BRL	51,000.00	606	(8,272)
Ibovespa Brasil Sao Paulo Stock Exchange Index	Call	Morgan Stanley & Co. International PLC	2/17/16	BRL	51,500.00	699	(7,195)
Lloyds Banking Group PLC	Call	Goldman Sachs International	2/19/16	GBP	0.74	4,402,000	(118,498)
Russell 2000 Index	Call	Bank of America N.A.	2/19/16	USD	1,210.00	47,532	(169,927)
S&P 500 Index	Call	BNP Paribas S.A.	2/19/16	USD	2,115.00	35,649	(408,181)
Baxter International, Inc.	Call	Goldman Sachs International	3/18/16	USD	82.00	234,419	(365,907)
United Continental Holdings, Inc.	Call	Morgan Stanley & Co. International PLC	3/18/16	USD	70.00	14,177	(4,678)
Bank of New York Mellon Corp.	Call	Deutsche Bank AG	5/20/16	USD	51.25	878,771	(136,429)
Gilead Sciences, Inc.	Call	Deutsche Bank AG	5/20/16	USD	107.50	116,457	(462,436)
Goldman Sachs Group, Inc.	Call	Deutsche Bank AG	5/20/16	USD	245.00	210,900	(55,675)
KeyCorp	Call	Deutsche Bank AG	5/20/16	USD	17.90	1,171,694	(101,984)
Morgan Stanley	Call	Deutsche Bank AG	5/20/16	USD	46.00	878,771	(14,052)
SunTrust Banks, Inc.	Call	Deutsche Bank AG	5/20/16	USD	51.75	878,800	(243,305)
Teva Pharmaceutical Industries Ltd.	Call	Deutsche Bank AG	5/20/16	USD	73.00	234,400	(209,671)
Wells Fargo & Co.	Call	Deutsche Bank AG	5/20/16	USD	66.00	878,771	(50,354)
Ibovespa Brasil Sao Paulo Stock Exchange Index	Call	Bank of America N.A.	8/17/16	BRL	60,785.00	632	(54,407)
Ibovespa Brasil Sao Paulo Stock Exchange Index	Call	Bank of America N.A.	8/17/16	BRL	63,004.60	1,463	(80,455)
General Electric Co.	Call	Deutsche Bank AG	1/20/17	USD	32.50	932,852	(1,155,925)
MetLife, Inc.	Call	UBS AG	1/20/17	USD	57.50	167,100	(292,442)
MetLife, Inc.	Call	UBS AG	1/20/17	USD	55.00	183,706	(354,553)
Prudential Financial, Inc.	Call	Morgan Stanley & Co. International PLC	1/20/17	USD	93.50	204,800	(844,042)
QUALCOMM, Inc.	Call	Deutsche Bank AG	5/19/17	USD	70.00	363,420	(345,583)
Ingersoll-Rand PLC	Put	Morgan Stanley & Co. International PLC	1/15/16	USD	56.00	191,854	(246,908)
Mylan, Inc.	Put	Barclays Bank PLC	1/15/16	USD	60.00	87,416	(504,827)

See Notes to Consolidated Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Russell 2000 Index	Put	Credit Suisse International	1/15/16	USD	1,050.00	20,482	$(31,235)
Russell 2000 Index	Put	Société Générale	1/15/16	USD	1,035.00	13,443	(13,107)
S&P 500 Index	Put	UBS AG	1/15/16	USD	1,850.00	28,536	(36,383)
Twitter, Inc.	Put	Citibank N.A.	1/15/16	USD	30.00	197,636	(1,353,807)
Russell 2000 Index	Put	Bank of America N.A.	2/19/16	USD	1,010.00	47,532	(266,179)
S&P 500 Index	Put	BNP Paribas S.A.	2/19/16	USD	1,885.00	35,649	(479,479)
Morgan Stanley Japan Custom Index	Put	Morgan Stanley & Co. International PLC	3/11/16	JPY	155.62	5,513,170	(176,291)
Morgan Stanley Japan Custom Index	Put	Morgan Stanley & Co. International PLC	3/11/16	JPY	148.58	21,433,479	(699,506)
United Continental Holdings, Inc.	Put	Morgan Stanley & Co. International PLC	3/18/16	USD	53.50	14,177	(30,896)
TOPIX Index	Put	Citibank N.A.	4/08/16	JPY	1,500.00	4,520,270	(1,463,672)
Gilead Sciences, Inc.	Put	Deutsche Bank AG	5/20/16	USD	90.00	116,457	(326,662)
Teva Pharmaceutical Industries Ltd.	Put	Deutsche Bank AG	5/20/16	USD	55.00	234,400	(248,827)
TOPIX Index	Put	Citibank N.A.	6/10/16	JPY	1,475.00	1,877,951	(767,394)
TOPIX Index	Put	Citibank N.A.	6/10/16	JPY	1,500.00	1,877,951	(906,204)
TOPIX Index	Put	Morgan Stanley & Co. International PLC	6/10/16	JPY	1,450.00	1,994,633	(687,918)
EURO STOXX 50 Index	Put	Goldman Sachs International	6/17/16	EUR	3,050.00	10,900	(1,590,022)
EURO STOXX 50 Index	Put	Morgan Stanley & Co. International PLC	6/17/16	EUR	3,150.00	10,900	(2,037,624)
Taiwan Stock Exchange Weighted Index	Put	Citibank N.A.	9/21/16	TWD	8,100.70	101,800	(1,658,875)
MetLife, Inc.	Put	UBS AG	1/20/17	USD	46.00	83,550	(411,462)
MetLife, Inc.	Put	UBS AG	1/20/17	USD	45.00	91,853	(359,546)
Prudential Financial, Inc.	Put	Morgan Stanley & Co. International PLC	1/20/17	USD	77.50	102,400	(809,017)
QUALCOMM, Inc.	Put	Deutsche Bank AG	5/19/17	USD	40.00	363,420	(1,115,296)
Taiwan Capitalization Weighted Stock Index	Put	Morgan Stanley & Co. International PLC	9/20/17	TWD	8,600.00	92,908	(3,180,427)
Taiwan Capitalization Weighted Stock Index	Put	Morgan Stanley & Co. International PLC	12/20/17	TWD	8,600.00	94,754	(3,580,767)
Total							$(37,441,288)

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Goldman Sachs International	Call	1.80%	Pay	3-month LIBOR	1/19/16	USD	354,800	$(9,984)
2-Year Forward/1-Year Interest Rate Swap	Deutsche Bank AG	Put	2.35%	Receive	3-month LIBOR	5/13/16	USD	296,405	(217,111)
Total									$(227,095)

Centrally Cleared Credit Default Swaps — Buy Protection
Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.HY Series 25 Version 1	5.00%	12/20/20	USD	44,604	$(899,198)

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	21

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
CDX.NA.IG Series 25 Version 1	1.00%	12/20/20	BBB+	USD	68,453	$(149,526)
iTraxx Crossover Series 24 Version 1	5.00%	12/20/20	B+	EUR	29,748	304,364
Total						$154,838

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.03%[1]	3-month LIBOR	N/A	3/11/17	USD	286,410	$(1,219,934)
0.75%[1]	3-month LIBOR	N/A	3/11/17	USD	89,825	6,742
1.08%[1]	3-month LIBOR	N/A	4/07/17	USD	599,090	(2,179,465)
0.77%[1]	3-month LIBOR	N/A	4/07/17	USD	119,815	99,045
1.88%[2]	3-month LIBOR	N/A	3/11/20	USD	115,030	1,910,820
1.95%[1]	3-month LIBOR	N/A	9/11/22	USD	59,250	(470,293)
1.64%[1]	3-month LIBOR	N/A	10/19/22	USD	59,150	950,055
1.83%[1]	3-month LIBOR	N/A	11/03/22	USD	59,210	277,746
2.22%[2]	3-month LIBOR	N/A	4/07/25	USD	124,920	1,473,412
1.55%[2]	6-month EURIBOR	10/20/20[3]	10/20/25	EUR	118,333	(630,934)
Total						$ 217,194

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

OTC Currency Swaps
		Notional Amount (000)
Fund Pays	Fund Receives	Fund Pays		Fund Receives		Counterparty	Expiration Date	Value	Premiums Paid (Received)	Unrealized Appreciation
0.10%	1.23%	USD	19,769	JPY	2,383,000	Bank of America N.A.	3/15/2017	$23,275	—	$23,275

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation
2.06%[1]	6-month WIBOR	Deutsche Bank AG	3/17/20	PLN	36,129	$166,130	—	$166,130
2.05%[1]	6-month WIBOR	Deutsche Bank AG	3/19/20	PLN	12,043	57,044	—	57,044
Total						$223,174	—	$223,174

[1]	Fund pays the floating rate and receives the fixed rate.

See Notes to Consolidated Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

OTC Total Return Swaps
Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)/ Contract Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Siloam International Hospitals	1-month LIBOR plus 0.50%[1]	Credit Suisse International	2/08/16	USD	2,973	$39,231	—	$ 39,231
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY 503,285,000[2]	BNP Paribas S.A.	3/31/16	JPY	191[3]	999,534	—	999,534
SGX Nikkei Stock Average Dividend Point Index Future December 2015	JPY 517,240,000[2]	BNP Paribas S.A.	3/31/16	JPY	193[3]	937,743	—	937,743
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 506,870,000[2]	BNP Paribas S.A.	3/31/17	JPY	182[3]	1,347,643	—	1,347,643
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 515,970,000[2]	BNP Paribas S.A.	3/31/17	JPY	182[3]	1,271,933	—	1,271,933
EURO STOXX 50 Index Dividend Future December 2017	EUR 5,355,980[2]	BNP Paribas S.A.	12/15/17	EUR	469[3]	(234,457)	—	(234,457)
EURO STOXX 50 Index Dividend Future December 2017	EUR 5,360,190[2]	BNP Paribas S.A.	12/15/17	EUR	465[3]	(286,675)	—	(286,675)
EURO STOXX 50 Index Dividend Future December 2018	EUR 2,618,460[2]	BNP Paribas S.A.	12/21/18	EUR	234[3]	(142,408)	—	(142,408)
EURO STOXX 50 Index Dividend Future December 2018	EUR 2,892,800[2]	BNP Paribas S.A.	12/21/18	EUR	256[3]	(186,400)	—	(186,400)
EURO STOXX 50 Index Dividend Future December 2018	EUR 5,310,630[2]	BNP Paribas S.A.	12/21/18	EUR	468[3]	(364,922)	—	(364,922)
Total						$3,381,222	—	$3,381,222

[1]	Fund receives the total return of the reference entity and pays the floating rate. Net payment made at termination.

[2]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

[3]	Contract amount shown.

Transactions in Options Written for the Year Ended December 31, 2015

		Calls		Puts

	Notional (000)			Notional (000)

	Contracts	USD	Premiums Received	Contracts	EUR	USD	Premiums Received

Outstanding options, beginning of year	22,949,843	471,862	$18,740,303	50,622,510	—	—	$27,667,293
Options written	37,501,816	5,212,832	45,377,583	113,364,544	118,295	712,299	63,071,885
Options exercised	(2,672,859)	—	(6,234,690)	(1,774,664)	—	—	(5,117,696)
Options expired	(6,105,783)	(1,655,870)	(6,635,090)	(2,405,178)	—	—	(2,368,224)
Options closed	(37,382,496)	(3,674,024)	(34,927,707)	(120,398,768)	(118,295)	(415,894)	(52,521,871)

Outstanding options, end of year	14,290,521	354,800	$16,320,399	39,408,444	—	296,405	$30,731,387

As of period end, the value of portfolio securities subject to covered call options written was $230,627,425.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	23

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	$ 164,627	—	—	—	$164,627
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$13,601,867	—	—	13,601,867
Options purchased	Investments at value — unaffiliated[2]	—	—	58,004,539	—	$892,843	—	58,897,382
Swaps — OTC	Unrealized appreciation on OTC swaps	—	—	4,596,084	—	246,449	—	4,842,533
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$ 304,364	—	—	4,717,820	—	5,022,184
Total		—	$ 304,364	$62,765,250	$13,601,867	$5,857,112	—	$82,528,593

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized depreciation[1]	—	—	$ 2,587,879	—	—	—	$ 2,587,879
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$14,159,011	—	—	14,159,011
Options written	Options written at value	—	—	42,594,972	—	$ 227,095	—	42,822,067
Swaps — OTC	Unrealized depreciation on OTC swaps	—	—	1,214,862	—	—	—	1,214,862
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$1,048,724	—	—	4,500,626	—	5,549,350
Total		—	$1,048,724	$46,397,713	$14,159,011	$4,727,721	—	$66,333,169

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$49,263,984	—	—	—	$49,263,984
Forward foreign currency exchange contracts	—	—	—	$142,064,704	—	—	142,064,704
Options purchased[1]	—	—	(23,325,961)	(5,667,207)	$(3,106,231)	—	(32,099,399)
Options written	—	—	35,810,330	—	1,323,464	—	37,133,794
Swaps	—	$5,427,433	(36,185)	—	5,850,953	—	11,242,201

Total	—	$5,427,433	$61,712,168	$136,397,497	$4,068,186	—	$207,605,284

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$954,372	—	—	—	$954,372
Forward foreign currency exchange contracts	—	—	—	$(57,977,803)	—	—	(57,977,803)
Options purchased[2]	—	—	(54,116,144)	3,863,429	$(3,115,563)	—	(53,368,278)
Options written	—	—	21,742,064	—	2,206,647	—	23,948,711
Swaps	—	$(4,565,954)	943,074	—	(2,903,020)	—	(6,525,900)

Total	—	$(4,565,954)	(30,476,634)	$(54,114,374)	$(3,811,936)	—	$(92,968,898)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Consolidated Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$138,613,001
Average notional value of contracts — short	$494,134,168
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,370,618,196
Average amounts sold — in USD	$250,611,534
Options:
Average value of option contracts purchased	$102,308,783
Average value of option contracts written.	$48,832,101
Average notional value of swaption contracts purchased	$1,362,983,023
Average notional value of swaption contracts written	$711,759,500
Credit default swaps:
Average notional value — buy protection	$18,693,500
Average notional value — sell protection.	$83,068,086
Interest rate swaps:
Average notional value — pays fixed rate	$1,234,985,000
Average notional value — receives fixed rate	$508,854,399
Currency swaps:
Average notional value — pays	$19,769,000
Average notional value — receives	$19,757,670
Total return swaps:
Average notional value	$41,376,240

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$3,144,594		—
Forward foreign currency exchange contracts	13,601,867		$14,159,011
Options	58,897,382	[1]	42,822,067
Swaps — centrally cleared	77,754		—
Swaps — OTC[2]	4,842,533		1,214,862
Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$80,564,130		$58,195,940
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(4,142,858)		(617,634)
Total derivative assets and liabilities subject to an MNA	$76,421,272		$57,578,306

[1]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	25

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A	$5,350,101	$ (570,968)	—	$(4,550,000)	$ 229,133
Barclays Bank PLC	1,651,157	(504,827)	—	(1,050,000)	96,330
BNP Paribas S.A	6,275,360	(2,110,794)	—	(3,650,000)	514,566
Citibank N.A.	5,113,815	(5,113,815)	—	—	—
Credit Suisse International	6,135,957	(3,319,776)	—	(2,816,181)	—
Deutsche Bank AG	24,653,224	(17,753,498)	—	(6,070,000)	829,726
Goldman Sachs International	13,523,786	(6,169,491)	—	(7,354,295)	—
HSBC Bank USA N.A.	13,561	(13,561)	—	—	—
JPMorgan Chase Bank N.A.	2,727,061	(1,814,204)	—	(912,857)	—
Morgan Stanley & Co. International PLC	6,750,458	(6,750,458)	—	—	—
Morgan Stanley Capital Services LLC	1,807,072	(1,807,072)	—	—	—
Société Générale	233,908	(13,107)	—	—	220,801
UBS AG	2,185,812	(1,454,386)	$(731,426)	—	—
Total	$76,421,272	$(47,395,957)	$(731,426)	$(26,403,333)	$1,890,556

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged[4]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$570,968	$ (570,968)	—	—	—
Barclays Bank PLC	504,827	(504,827)	—	—	—
BNP Paribas S.A.	2,110,794	(2,110,794)	—	—	—
Citibank N.A.	6,821,482	(5,113,815)	$(1,707,667)	—	—
Credit Suisse International	3,319,776	(3,319,776)	—	—	—
Deutsche Bank AG	17,753,498	(17,753,498)	—	—	—
Goldman Sachs International	6,169,491	(6,169,491)	—	—	—
HSBC Bank USA N.A.	1,313,259	(13,561)	—	—	$1,299,698
JPMorgan Chase Bank N.A.	1,814,204	(1,814,204)	—	—	—
Morgan Stanley & Co. International PLC	12,305,269	(6,750,458)	(5,554,811)	—	—
Morgan Stanley Capital Services LLC	3,427,245	(1,807,072)	—	—	1,620,173
Société Générale	13,107	(13,107)	—	—	—
UBS AG	1,454,386	(1,454,386)	—	—	—
Total	$57,578,306	$(47,395,957)	$(7,262,478)	—	$2,919,871

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$15,076,700	—	$15,076,700
Austria	—	594,034	—	594,034
Belgium	$226,465	10,404,882	—	10,631,347
Brazil	9,253,534	—	—	9,253,534
Canada	99,024,841	—	—	99,024,841
China	16,963,162	14,114,021	—	31,077,183
Cyprus	460,552	—	—	460,552
Egypt	1,944,695	—	—	1,944,695
France	14,982,913	267,343,790	—	282,326,703
Germany	—	84,182,522	—	84,182,522
Hong Kong	—	92,886,086	—	92,886,086
India	—	45,148,462	—	45,148,462
Indonesia	—	3,964,998	—	3,964,998
Ireland	11,059,025	8,350,670	—	19,409,695
Israel	50,689,569	—	—	50,689,569
Italy	8,839,191	71,193,230	—	80,032,421
Japan	7,217,230	956,581,343	—	963,798,573
Kazakhstan	3,146,986	—	—	3,146,986
Luxembourg	—	2,144,689	—	2,144,689
Malaysia	10,223,636	6,657,907	—	16,881,543
Mexico	30,363,925	—	—	30,363,925
Netherlands	17,128,702	112,547,670	—	129,676,372
Norway	—	24,078,549	—	24,078,549
Peru	17,250,641	—	—	17,250,641
Portugal	—	8,666,088	—	8,666,088
Singapore	510,493	73,693,287	—	74,203,780
South Korea	—	49,968,649	—	49,968,649
Spain	—	70,989,364	—	70,989,364
Sweden	—	11,702,620	—	11,702,620
Switzerland	366,145	149,588,500	—	149,954,645
Taiwan	—	18,931,590	—	18,931,590
Thailand	14,142,500	—	—	14,142,500
United Arab Emirates	10,931,198	8,489,350	—	19,420,548
United Kingdom	64,732,598	301,667,224	$5,887,154	372,286,976
United States	3,069,967,720	—	936,169	3,070,903,889
Corporate Bonds	—	613,264,751	91,576,847	704,841,598
Floating Rate Loan Interests	—	104,876,470	15,440,951	120,317,421
Foreign Agency Obligations	—	63,862,289	—	63,862,289
Foreign Government Obligations	—	539,408,832	—	539,408,832
Investment Companies	100,271,120	—	—	100,271,120
Non-Agency Mortgage-Backed Securities	—	—	9,349,901	9,349,901
Preferred Securities	181,493,461	218,608,173	129,809,258	529,910,892
Rights	—	—	1	1
U.S. Government Sponsored Agency Securities	—	41,660,379	—	41,660,379
U.S. Treasury Obligations	—	768,442,802	—	768,442,802
Warrants	1,243,663	—	—	1,243,663
Short-Term Securities:
Foreign Agency Obligations	—	553,806,028	—	553,806,028
Money Market Funds	8,973,878	290,256,248	—	299,230,126
Time Deposits	—	1,359,257	—	1,359,257
U.S. Treasury Obligations	—	1,833,574,531	—	1,833,574,531

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	27

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

	Level 1	Level 2	Level 3	Total
Options Purchased:
Equity Contracts	$920,510	$55,810,493	$1,273,536	$58,004,539
Interest Rate Contracts	—	892,843	—	892,843
Liabilities:
Investments:
Investments Sold Short	(23,479,927)	(5,674,620)	—	(29,154,547)

Total	$3,728,848,426	$7,489,114,701	$254,273,817	$11,472,236,944

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$304,364	—	$304,364
Equity contracts	$164,627	4,596,084	—	4,760,711
Foreign currency exchange contracts	—	13,601,867	—	13,601,867
Interest rate contracts	—	4,964,269	—	4,964,269
Liabilities:
Credit contracts	—	(1,048,724)	—	(1,048,724)
Equity contracts	(3,205,513)	(42,316,403)	$(875,797)	(46,397,713)
Foreign currency exchange contracts	—	(14,159,011)	—	(14,159,011)
Interest rate contracts	—	(4,727,721)	—	(4,727,721)

Total	$(3,040,886)	$(38,785,275)	$(875,797)	$(42,701,958)

[1]     Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$241,097	—	—	$241,097
Cash held for investments sold short	27,747,111	—	—	27,747,111
Foreign currency at value	445,678	—	—	445,678
Cash pledged for centrally cleared swaps	7,405,960	—	—	7,405,960
Liabilities:
Cash received as collateral for OTC derivatives	—	$(28,231,000)	—	(28,231,000)
Collateral on securities loaned at value	—	(290,256,248)	—	(290,256,248)

Total	$35,839,846	$(318,487,248)	—	$(282,647,402)

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Consolidated Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities	Rights	Options Purchased	Total
Assets:
Opening balance, as of December 31, 2014	$7,700,343	$34,639,181	$18,662,752	—	$96,297,850	—	—	$157,300,126
Transfers into Level 3	—	4,893,555	—	—	—	—	—	4,893,555
Transfers out of Level 3	—	(10,895,810)	(11,303,394)	—	(5,793,266)	—	—	(27,992,470)
Accrued discounts/premiums	—	135,727	19,244	$ 53,461	—	—	—	208,432
Net realized gain (loss)	—	5,041	11,872	—	—	—	—	16,913
Net change in unrealized appreciation (depreciation)[1,2]	(1,813,189)	13,271,321	310,345	(643,583)	15,541,016	$1	$38,414	26,704,325
Purchases	936,169	49,622,579	16,531,555	9,940,023	23,763,658	—	1,235,122	102,029,106
Sales	—	(94,747)	(8,791,423)	—	—	—	—	(8,886,170)

Closing balance, as of December 31, 2015	$6,823,323	$91,576,847	$15,440,951	$9,349,901	$129,809,258	$1	$1,273,536	$254,273,817

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015[2]	$(1,813,189)	$13,271,321	$273,829	$ (643,583)	$15,541,016	$1	$38,414	$26,667,809

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Equity Contracts
	Assets	Liabilities
Opening Balance, as of December 31, 2014	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)[1]	—	$40,806
Purchases	—	—
Issues	—	—
Sales	—	(916,603)
Settlements	—	—

Closing Balance, as of December 31, 2015	—	$(875,797)

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2015[1]	—	$40,806

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	29

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation V.I. Fund

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $27,543,325.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks[3]	$6,823,323	Last Transaction Price	Transaction Price[1]	$11.42	—
		Market Comparables	Run Rate EBITDA Multiple[2]	21.00x	—
Corporate Bonds[4]	89,222,114	Discounted Cash Flow	Discount Rate[2]	15.00%	—
		Estimated Recovery Value	Recovery Rate[1]	—	—
		Market Comparables	Run Rate EBITDA Multiple[2]	21.00x	—
		Hybrid Approach	Revenue Multiple[1]	3.06x - 3.74x	—
			Risk Free Rate[2]	0.46% - 0.75%	—
			Merger & Acquisition Probability[1]	50.00%	—
			IPO Exit Probability[1]	50.00%	—
			Volatility[1]	47.00%	—
			Time to Exit[2]	1-2 years	—
Preferred Stocks[3]	129,809,258	Market Comparables	Revenue Multiple[1]	32.79x	—
			Revenue Growth Rate[2]	373.00%	—
			Revenue Multiple[1]	6.50x - 22.92x	15.30x
			Revenue Growth Rate[2]	64.10% - 94.00%	80.12%
		Last Transaction Price	Transaction Price[1]	$11.42	—
		Probability-Weighted Expected Return Model	Discount Rate[2]	20.00% - 25.00%	21.28%
			IPO Exit Probability[1]	70.00% - 85.00%	81.17%
			Revenue Growth Rate[2]	55.77% - 159.00%	132.65%
			Revenue Multiple[1]	7.00x- 15.00x	—
			Revenue Multiple[1]	16.75x - 26.75x	—
			Time to Exit[2]	1-2 years	—

Total	$225,854,695

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

[3]

For the period ended December 31, 2015, the valuation technique for certain investments classified as common stocks and preferred stocks changed to Last Transaction Price. The investment was previously valued utilizing an income approach. Last Transaction Price was considered to be a more relevant measure of fair value for this investment which leverages the most recent market transactions.

[4]

For the period ended December 31, 2015, the valuation technique for certain investments classified as corporate bonds changed to a Hybrid Approach. The investment was previously valued utilizing a market comparable and option pricing model approach. A Hybrid Approach was considered to be a more relevant measure of fair value for this investment, which leverages the market comparables and option pricing model approach previously used along with a Probability-Weighted Expected Return Model.

See Notes to Consolidated Financial Statements.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Statement of Assets and Liabilities

December 31, 2015	BlackRock Global Allocation V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $275,697,067) (cost — $11,399,988,103)	$11,180,698,447
Investments at value — affiliated (cost — $328,233,574)	320,693,044
Cash	241,097
Cash held for investments sold short	27,747,111
Cash pledged for centrally cleared swaps	7,405,960
Foreign currency at value (cost — $448,234)	445,678
Receivables:
Investments sold	20,250,879
Options written	918,776
Securities lending income — affiliated	329,651
Capital shares sold	1,805,608
Dividends — affiliated	349
Dividends — unaffiliated	7,903,958
Interest	23,106,949
From the Manager	2,121,878
Unrealized appreciation on:
Forward foreign currency exchange contracts	13,601,867
OTC swaps	4,842,533
Variation margin receivable on financial futures contracts	3,144,594
Variation margin receivable on centrally cleared swaps	77,754
Prepaid expenses	66,509

Total assets	11,615,402,642

Liabilities
Investments sold short at value (proceeds — $29,791,625)	29,154,547
Cash received as collateral for OTC derivatives	28,231,000
Collateral on securities loaned at value	290,256,248
Options written at value (premiums received — $47,051,786)	42,822,067
Payables:
Investments purchased	70,687,874
Capital shares redeemed	3,406,039
Deferred foreign capital gain tax	396,781
Distribution fees	1,930,652
Dividends on short sales	21,107
Investment advisory fees	5,905,987
Officer’s and Directors’ fees	55,064
Options written	196,314
Other accrued expenses	6,310,984
Other affiliates	30,524
Unrealized depreciation on:
Forward foreign currency exchange contracts	14,159,011
OTC swaps	1,214,862

Total liabilities	494,779,061

Net Assets	$11,120,623,581

Net Assets Consist of
Paid-in capital	$11,474,581,794
Distributions in excess of net investment income	(44,850,472)
Accumulated net realized loss	(88,670,655)
Net unrealized appreciation (depreciation)	(220,437,086)

Net Assets	$11,120,623,581

Net Asset Value
Class I — Based on net assets of $1,994,371,258 and 132,206,245 shares outstanding, 200 million shares authorized, $0.10 par value	$15.09

Class II — Based on net assets of $256,963,902 and 17,088,954 shares outstanding, 200 million shares authorized, $0.10 par value	$15.04

Class III — Based on net assets of $8,869,288,421 and 680,369,882 shares outstanding, 1.5 billion shares authorized, $0.10 par value	$13.04

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	31

Consolidated Statement of Operations

Year Ended December 31, 2015	BlackRock Global Allocation V.I. Fund

Investment Income
Dividends — unaffiliated	$145,020,743
Dividends — affiliated	6,911
Interest	98,092,566
Securities lending — affiliated — net	2,613,583
Foreign taxes withheld	(7,064,419)

Total income	238,669,384

Expenses
Investment advisory	72,179,981
Distribution — Class II	395,903
Distribution — Class III	23,612,482
Transfer agent	269
Transfer agent — Class I	1,551,093
Transfer agent — Class II	536,510
Transfer agent — Class III	19,260,487
Custodian	1,495,096
Printing	855,133
Accounting services	619,265
Professional	584,382
Officer and Directors	192,720
Registration	9,351
Miscellaneous	549,219

Total expenses excluding dividend expense and stock loan fees	121,841,891
Dividend expense	565,550
Stock loan fees	19,987

Total expenses	122,427,428
Less:
Fees waived by the Manager	(58,831)
Transfer agent fees reimbursed — Class I	(219,982)
Transfer agent fees reimbursed — Class II	(351,755)
Transfer agent fees reimbursed — Class III	(12,648,992)

Total expenses after fees waived and reimbursed	109,147,868

Net investment income	129,521,516

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	233,876,330
Capital gain distributions received from affiliated investment companies	156
Financial futures contracts	49,263,984
Foreign currency transactions	141,063,028
Options written	37,133,794
Short sales	(517,827)
Swaps	11,242,201

472,061,666

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated (net of $504,644 foreign capital gain tax)	(688,606,420)
Investments — affiliated	(2,538,624)
Financial futures contracts	954,372
Foreign currency translations	(57,558,711)
Options written	23,948,711
Short sales	923,150
Swaps	(6,525,900)

(729,403,422)

Net realized and unrealized loss	(257,341,756)

Net Decrease in Net Assets Resulting from Operations	$(127,820,240)

See Notes to Consolidated Financial Statements.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Statements of Changes in Net Assets	BlackRock Global Allocation V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$129,521,516	$165,797,545
Net realized gain	472,061,666	1,348,289,098
Net change in unrealized appreciation (depreciation)	(729,403,422)	(1,258,443,524)

Net increase (decrease) in net assets resulting from operations	(127,820,240)	255,643,119

Distributions to Shareholders[1]
From net investment income:
Class I	(22,591,667)	(37,672,306)
Class II	(2,596,531)	(5,395,555)
Class III	(96,000,973)	(219,960,131)
From net realized gain:
Class I	(104,343,065)	(128,974,122)
Class II	(13,712,126)	(19,995,761)
Class III	(543,917,999)	(851,312,279)
From return of capital:
Class I	(1,227,074)	—
Class II	(159,076)	—
Class III	(6,297,189)	—

Decrease in net assets resulting from distributions to shareholders	(790,845,700)	(1,263,310,154)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	290,068,576	100,037,722

Net Assets
Total decrease in net assets	(628,597,364)	(907,629,313)
Beginning of year	11,749,220,945	12,656,850,258

End of year	$11,120,623,581	$11,749,220,945

Distributions in excess of net investment income, end of year	$(44,850,472)	$(35,422,097)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	33

Consolidated Financial Highlights	BlackRock Global Allocation V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$16.26	$17.61	$16.10	$14.87	$16.15

Net investment income[1]	0.22	0.29	0.22	0.26	0.28
Net realized and unrealized gain (loss)	(0.35)	0.12	2.14	1.27	(0.84)

Net increase (decrease) from investment operations.	(0.13)	0.41	2.36	1.53	(0.56)

Distributions:[2]
From net investment income	(0.19)	(0.39)	(0.20)	(0.25)	(0.36)
From net realized gain	(0.84)	(1.37)	(0.65)	(0.05)	(0.36)
From return of capital	(0.01)	—	—	—	—

Total distributions	(1.04)	(1.76)	(0.85)	(0.30)	(0.72)

Net asset value, end of year	$15.09	$16.26	$17.61	$16.10	$14.87

Total Return[3]
Based on net asset value	(0.89)%	2.30%	14.76%	10.28%	(3.49)%

Ratios to Average Net Assets
Total expenses	0.75%	0.74%	0.72%	0.74%	0.69%

Total expenses after fees waived and/or reimbursed	0.73%	0.72%	0.72%	0.74%	0.69%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.73%	0.72%	0.72%	0.74%	0.69%

Net investment income	1.32%	1.64%	1.26%	1.66%	1.75%

Supplemental Data
Net assets, end of year (000)	$1,994,371	$1,708,903	$2,426,154	$1,868,059	$1,737,294

Portfolio turnover rate[4]	90%	72%	53%	49%	31%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Year Ended December 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	88%	72%	53%	49%	31%

See Notes to Consolidated Financial Statements.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Financial Highlights (continued)	BlackRock Global Allocation V.I. Fund

	Class II
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$16.21	$17.56	$16.07	$14.85	$16.13

Net investment income[1]	0.19	0.25	0.19	0.23	0.26
Net realized and unrealized gain (loss)	(0.35)	0.14	2.14	1.28	(0.84)

Net increase (decrease) from investment operations	(0.16)	0.39	2.33	1.51	(0.58)

Distributions:[2]
From net investment income	(0.16)	(0.37)	(0.19)	(0.24)	(0.34)
From net realized gain	(0.84)	(1.37)	(0.65)	(0.05)	(0.36)
From return of capital	(0.01)	—	—	—	—

Total distributions	(1.01)	(1.74)	(0.84)	(0.29)	(0.70)

Net asset value, end of year	$15.04	$16.21	$17.56	$16.07	$14.85

Total Return[3]
Based on net asset value	(1.05)%	2.16%	14.55%	10.14%	(3.63)%

Ratios to Average Net Assets
Total expenses	1.02%	1.01%	1.00%	0.98%	0.84%

Total expenses after fees waived and/or reimbursed	0.88%	0.88%	0.87%	0.90%	0.84%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.88%	0.87%	0.87%	0.90%	0.84%

Net investment income	1.17%	1.39%	1.07%	1.43%	1.60%

Supplemental Data
Net assets, end of year (000)	$256,964	$260,312	$216,395	$80,236	$25,768

Portfolio turnover rate[4]	90%	72%	53%	49%	31%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Year Ended December 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	88%	72%	53%	49%	31%

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	35

Consolidated Financial Highlights (concluded)	BlackRock Global Allocation V.I. Fund

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$14.19	$15.58	$14.34	$13.28	$14.49

Net investment income[1]	0.15	0.21	0.16	0.20	0.22
Net realized and unrealized gain (loss)	(0.30)	0.12	1.89	1.12	(0.74)

Net increase (decrease) from investment operations	(0.15)	0.33	2.05	1.32	(0.52)

Distributions:[2]
From net investment income	(0.15)	(0.35)	(0.16)	(0.21)	(0.33)
From net realized gain	(0.84)	(1.37)	(0.65)	(0.05)	(0.36)
From return of capital	(0.01)	—	—	—	—

Total distributions	(1.00)	(1.72)	(0.81)	(0.26)	(0.69)

Net asset value, end of year	$13.04	$14.19	$15.58	$14.34	$13.28

Total Return[3]
Based on net asset value	(1.14)%	2.08%	14.42%	9.97%	(3.64)%

Ratios to Average Net Assets
Total expenses	1.12%	1.11%	1.11%	1.07%	0.94%

Total expenses after fees waived and/or reimbursed	0.98%	0.98%	0.97%	0.99%	0.94%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, interest expense and stock loan fees	0.98%	0.97%	0.97%	0.99%	0.94%

Net investment income	1.07%	1.32%	1.02%	1.41%	1.50%

Supplemental Data
Net assets, end of year (000)	$8,869,288	$9,780,007	$10,014,301	$8,702,140	$7,704,593

Portfolio turnover rate[4]	90%	72%	53%	49%	31%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Year Ended December 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	88%	72%	53%	49%	31%

See Notes to Consolidated Financial Statements.

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Consolidated Financial Statements	BlackRock Global Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The consolidated financial statements presented are for BlackRock Global Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Global Allocation V.I. Fund I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $136,161,384 and 1.2% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	37

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The portions of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s consolidated financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro-rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	39

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Consolidated Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass through securities there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Capital Trusts and Trust Preferred Securities: The Fund may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Fund may invest in floating rate loan interests. The floating rate loan interests held by the Fund are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Fund considers these investments to be investments in debt securities for purposes of its investment policies.

When the Fund purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement,

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Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

nor any rights of offset against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate their counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund is not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Short Sales: The Fund may enter into short sale transactions in which the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, the Fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. The Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Consolidated Statement of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Consolidated Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common or preferred stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital, Inc.	$ 4,735,957	$ (4,735,957)	—
BNP Paribas S.A.	8,501,382	(8,501,382)	—
Citigroup Global Markets, Inc.	13,147,632	(13,147,632)	—
Credit Suisse Securities (USA) LLC	29,417,907	(29,417,907)	—
Deutsche Bank Securities Inc.	21,327,628	(21,327,628)	—
Goldman Sachs & Co.	44,203,434	(44,203,434)	—
JP Morgan Securities LLC	39,749,909	(39,749,909)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	14,850,177	(14,850,177)	—
Morgan Stanley	76,252,575	(76,252,575)	—
Nomura Securities International Inc.	614,981	(614,981)	—
SG Americas Securities LLC	85,246	(85,246)	—
State Street Bank & Trust Co.	18,950,403	(18,950,403)	—
UBS AG	3,859,836	(3,859,836)	—

Total	$275,697,067	$(275,697,067)	—

[1]

Collateral with a value of $290,256,248 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or commodity risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date.

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Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

The Fund may also purchase and write a variety of options with non-standard payout structures or other features (“barrier options”). Barrier options are generally traded OTC. The Fund may invest in various types of barrier options including down-and-in options. Down-and-in options expire worthless to the purchaser of the option unless the price of the underlying instrument falls below a specific barrier price level prior to the option’s expiration date. Barrier options may also be referred to as knockout options. In a reverse knockout option, the option expires worthless if the price of the underlying instrument decreases beyond a predetermined barrier price level prior to the option’s expiration date.

44	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

The Fund invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-style options and may consist of single or multiple OTC options which are priced as a single security. European-style options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Fund will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	45

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Currency swaps — The Fund enters into currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward interest rate swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

Master Netting Arrangements: In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and its counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

46	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $6 Billion	0.65%
$6 Billion - $8 Billion	0.61%
$8 Billion - $10 Billion	0.59%
$10 Billion - $15 Billion	0.57%
Greater than $15 Billion	0.55%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Consolidated Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

For the year ended December 31, 2015, the Fund reimbursed the Manager $119,354 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% and 0.25%, respectively, based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.07%
Class III	0.07%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	47

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors. For the year ended December 31, 2015, there were no fees waived and/or reimbursed by the Manager.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. For the year ended December 31, 2015, there were no fees waived and/or reimbursed by the Manager.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $559,674 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Consolidated Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended December 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $6,878,141 and $7,524,679, respectively.

7. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$6,621,994,248	$7,055,604,920
U.S. Government Securities	1,648,945,642	1,584,416,601

For the year ended December 31, 2015, purchases and sales related to mortgage dollar rolls were $210,131,458 and $210,557,927, respectively.

48	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, the classification of investments, foreign currency transactions, the sale of stock of passive foreign investment companies, fees received on trade settlements and dividends recognized for tax purposes were reclassified to the following accounts:

Distributions in excess of net investment income	$(17,760,720)
Accumulated net realized loss	$17,760,720

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$232,259,251	$347,911,711
Long-term capital gain	550,903,110	915,398,443
Tax return of capital	7,683,339	—

Total	$790,845,700	$1,263,310,154

As of period end, the tax components of accumulated net losses were as follows:

Net unrealized losses[1]	$(347,573,593)
Qualified late-year losses[2]	(6,384,620)

Total	$(353,958,213)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains / losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, the classification of investments and the investment in a wholly owned subsidiary.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$11,795,793,855

Gross unrealized appreciation	$656,983,628
Gross unrealized depreciation	(951,385,992)

Net unrealized depreciation	$(294,402,364)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	49

Notes to Consolidated Financial Statements (continued)	BlackRock Global Allocation V.I. Fund

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy; the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund[s] to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of December 31, 2015, the Fund invested a significant portion of its assets in securities in the Financials sector. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

50	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Consolidated Financial Statements (concluded)	BlackRock Global Allocation V.I. Fund

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	29,942,559	$ 491,454,627	39,883,107	$ 710,452,091
Shares issued in reinvestment of distributions	7,239,930	111,785,594	9,199,132	151,201,405
Shares redeemed	(10,045,140)	(164,284,586)	(81,813,595)[1]	(1,455,371,377)

Net increase (decrease)	27,137,349	$ 438,955,635	(32,731,356)	$ (593,717,881)

[1] Including (73,991,274) representing in-kind redemptions.

Class II
Shares sold	1,738,682	$ 28,612,376	3,558,258	$ 63,073,183
Shares issued in reinvestment of distributions	1,068,549	16,467,733	1,548,027	25,391,316
Shares redeemed	(1,772,664)	(28,738,978)	(1,376,338)	(24,313,092)

Net increase	1,034,567	$ 16,341,131	3,729,947	$ 64,151,407

Class III
Shares sold	21,372,342	$ 305,722,607	30,135,173	$ 473,698,549
Shares issued in reinvestment of distributions	48,275,550	646,216,116	74,469,713	1,071,272,409
Shares redeemed	(78,303,391)	(1,117,166,913)	(58,261,626)	(915,366,762)

Net increase (decrease)	(8,655,499)	$ (165,228,190)	46,343,260	$ 629,604,196

Total Net Increase	19,516,417	$ 290,068,576	17,341,851	$ 100,037,722

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	51

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Global Allocation V.I. Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the consolidated results of their operations for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

52	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock Global Opportunities V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock Global Opportunities V.I. Fund

Investment Objective

BlackRock Global Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund outperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

•

Positive performance relative to the benchmark for the period was dispersed throughout seven of ten market sectors, led by stock selection in the information technology (“IT”) and financials segments. Within IT, stock selection in the Internet software & services sub-industry led gains after holdings in Facebook, Inc., performed strongly on the company’s positive earnings momentum, driven by an increase in its advertising revenue. The investment advisor believes that Facebook’s valuation remains attractive given its growth profile. Within financials, stock selection within the diversified banks sub-industry led contributors. In particular, shares of HDFC Bank Ltd. traded higher throughout the 12-month period as the bank continued to take market share from legacy state-owned enterprises in India.

•

Conversely, stock selection in the energy and industrials sectors detracted from performance. While the Fund was underweight to energy, stock selection in the oil & gas exploration & production sub-industry led detractors. Encana Corp. was particularly impacted by selling pressure within the sector during the period. Within the industrials sector, stock selection in the airlines sub-industry was the second largest detractor based on the underperformance of American Airlines Group Inc., which was negatively affected by investor concerns regarding over-capacity and competition. The Fund maintained the position based on the company’s strong future growth profile following its acquisition of U.S. Airways, and because airlines is expected to benefit from the significantly lower cost of fuel.

Describe recent portfolio activity.

•

During the 12-month period, the Fund shifted to more defensive stocks in the telecommunication services and utilities sectors, funded by profit taking within the financials and health care sectors. Regionally, these sector decisions resulted in increased exposure to Europe and the emerging markets, and decreased exposure to North America.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index, the Fund ended the period with its largest overweights in the IT and consumer discretionary sectors, and underweights in the financials and industrials sectors. Regionally, this resulted in overweight positions in Europe and the emerging markets, and underweights in North America and the Pacific Basin.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Net Assets
United States	52%
United Kingdom	14
Short-Term Securities	7
Japan	5
China	3
India.	2
France	2
Switzerland	2
Spain	2
Other[1]	15
Liabilities in Excess of Other Assets	(4)

[1]	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock Global Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal conditions, the Fund will invest at least 75% of its total assets in global equity securities of any market capitalization, selected for their above-average return potential. The returns prior to October 1, 2011 are the returns of the Fund when it followed different investment strategies.

[3]	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Performance Summary for the Period Ended December 31, 2015

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(5.55)%	0.72%	4.70%	5.54%
Class III[4]	(5.72)	0.45	4.45	5.28[6]
MSCI All Country World Index	(4.90)	(2.36)	6.09	4.75

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The returns prior to October 1, 2011 are the returns of a Fund that followed different investment strategies.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to June 23, 2008, the recommencement of operations of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$944.50	$4.75	$1,000.00	$1,020.32	$4.94	0.97%
Class III	$1,000.00	$942.80	$5.97	$1,000.00	$1,019.06	$6.21	1.22%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from results reported in the financial highlights.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock Global Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Global Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 0.1%
Ensogo Ltd. (a)	18,821	$28,801
Belgium — 1.5%
Anheuser-Busch InBev NV	5,030	625,973
Canada — 1.4%
Element Financial Corp.	11,518	139,012
Encana Corp.	38,469	195,445
Royal Bank of Canada	5,190	278,123

		612,580
China — 3.1%
Alibaba Group Holding Ltd. — ADR (a)(b)	6,021	489,327
China Construction Bank Corp., H Shares	581,000	396,328
CRRC Corp. Ltd., H Shares	173,754	213,450
JD.com, Inc. — ADR (a)	6,800	219,402

		1,318,507
France — 2.4%
Amundi SA (a)	3,000	140,778
Société Générale SA	4,445	204,836
Unibail-Rodamco SE	1,522	386,485
Vivendi SA	13,696	294,151

		1,026,250
Germany — 0.8%
Daimler AG, Registered Shares	3,547	296,368
Scout24 AG (a)	1,739	61,650

		358,018
Hong Kong — 1.1%
AIA Group Ltd.	75,089	448,663
India — 1.6%
Bharti Infratel Ltd.	41,555	268,109
HDFC Bank Ltd.	19,759	396,005

		664,114
Indonesia — 0.5%
Matahari Department Store Tbk PT	159,889	202,409
Ireland — 1.3%
Green REIT PLC	187,988	325,343
Shire PLC — ADR	1,056	216,480

		541,823
Israel — 0.5%
Teva Pharmaceutical Industries Ltd. — ADR	3,200	210,048
Italy — 0.7%
Eni SpA	18,795	279,261
Japan — 5.0%
Alps Electric Co. Ltd.	7,418	201,162
FANUC Corp.	1,564	269,461
Mitsubishi Estate Co. Ltd.	16,000	332,693

Common Stocks	Shares	Value

Japan (continued)
Nintendo Co. Ltd.	1,937	$266,357
Panasonic Corp.	18,868	191,275
SMC Corp.	1,012	262,851
SoftBank Group Corp.	5,935	299,542
Sumitomo Mitsui Financial Group, Inc.	8,381	316,308

		2,139,649
Mexico — 0.6%
Fomento Economico Mexicano SAB de CV — ADR	2,919	269,570
Netherlands — 1.2%
InterXion Holding NV (a)	5,955	179,543
Koninklijke Philips NV	12,248	312,623

		492,166
New Zealand — 0.4%
Xero Ltd. (a)	13,604	183,794
Nigeria — 0.2%
Lekoil Ltd. (a)	382,903	105,134
Norway — 0.6%
Statoil ASA	18,292	255,114
Peru — 0.4%
Credicorp Ltd.	1,909	185,784
Portugal — 0.7%
Galp Energia SGPS SA	27,486	320,727
South Africa — 0.9%
Naspers Ltd., N Shares	2,686	367,134
Spain — 1.8%
Cellnex Telecom SAU	39,966	747,247
Sweden — 0.7%
Nordea Bank AB	26,797	294,010
Switzerland — 2.1%
Adecco SA, Registered Shares	3,647	249,611
Roche Holding AG	1,344	372,434
UBS Group AG, Registered Shares	14,745	286,045

		908,090
Taiwan — 1.3%
Catcher Technology Co. Ltd.	13,318	111,024
Largan Precision Co. Ltd.	2,750	188,168
Taiwan Semiconductor Manufacturing Co. Ltd.	58,577	252,715

		551,907
United Kingdom — 13.6%
AstraZeneca PLC	6,780	457,974
Atlassian Corp. PLC, Class A (a)	3,400	102,272
BAE Systems PLC	48,769	359,065

Portfolio Abbreviations
ADR	American Depositary Receipts	EUR	Euro	REIT	Real Estate Investment Trust
AUD	Australian Dollar	GBP	British Pound	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	NOK	Norwegian Krone	USD	U.S. Dollar
DKK	Danish Krone	NZD	New Zealand Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Common Stocks	Shares	Value
United Kingdom (continued)
BG Group PLC	13,500	$195,695
Crest Nicholson Holdings PLC	28,227	231,282
Delphi Automotive PLC	5,035	431,651
Diageo PLC	15,330	418,631
GlaxoSmithKline PLC	12,500	252,450
Kennedy Wilson Europe Real Estate PLC	11,227	199,659
Lloyds Banking Group PLC	377,765	406,476
Metro Bank PLC (Acquired 1/15/14, cost $259,316) (a)(c)	12,199	235,769
Nomad Foods Ltd. (a)	35,966	424,399
Prudential PLC	12,837	289,213
SABMiller PLC	6,204	371,151
Unilever PLC	9,906	424,892
Vodafone Group PLC — ADR	11,757	379,281
Worldpay Group PLC (a)	135,950	615,887

		5,795,747
United States — 50.0%
Adobe Systems, Inc. (a)	3,344	314,135
Allergan PLC (a)	700	218,750
Alphabet, Inc., Class A (a)	635	494,036
Alphabet, Inc., Class C (a)	950	720,936
Altria Group, Inc.	6,649	387,038
Amazon.com, Inc. (a)	502	339,297
American Airlines Group, Inc.	6,648	281,543
Amgen, Inc.	2,100	340,893
Apple Inc.	3,156	332,201
Aramark	10,863	350,332
Assured Guaranty Ltd.	10,955	289,541
Autodesk, Inc. (a)	4,851	295,571
BankUnited, Inc.	9,290	334,997
Becton Dickinson & Co.	1,400	215,726
Best Buy Co., Inc.	6,888	209,740
Boston Scientific Corp. (a)	23,450	432,418
Bristol-Myers Squibb Co.	6,560	451,262
Carnival Corp.	2,683	146,170
Celgene Corp. (a)	2,959	354,370
Charles River Laboratories International, Inc. (a)	400	32,156
Cigna Corp.	1,500	219,495
Citigroup, Inc.	14,852	768,591
Comcast Corp., Class A	7,171	404,660
Concho Resources, Inc. (a)	3,254	302,166
Crown Holdings, Inc. (a)	6,863	347,954
Discover Financial Services	4,578	245,472
Eastman Chemical Co.	3,884	262,209
Eli Lilly & Co.	3,682	310,245
Energy Transfer Partners LP	6,500	219,245
EOG Resources, Inc.	4,498	318,413
Facebook, Inc., Class A (a)	5,190	543,185
FirstEnergy Corp.	12,754	404,684
Hain Celestial Group, Inc. (a)	4,463	180,261
Hartford Financial Services Group, Inc.	9,906	430,515
Hortonworks, Inc. (a)	18,597	407,274
Humana, Inc.	1,300	232,063
Kennedy-Wilson Holdings, Inc.	17,655	425,132
Lam Research Corp.	2,860	227,141
LendingClub Corp. (a)(b)	12,559	138,777
Lowe’s Cos., Inc.	4,732	359,821
Macquarie Infrastructure Corp.	3,236	234,934
MasterCard, Inc., Class A	5,615	546,676
McDonald’s Corp.	7,799	921,374
Medtronic PLC	5,893	453,290
Merck & Co., Inc.	4,411	232,989
Micron Technology, Inc. (a)	10,372	146,868
Mobileye NV (a)(b)	2,524	106,715

Common Stocks	Shares	Value
United States (continued)
Mondelez International, Inc., Class A	8,572	$384,368
Monsanto Co.	2,300	226,596
New Relic, Inc. (a)	11,096	404,227
Pioneer Natural Resources Co.	1,778	222,926
Platform Specialty Products Corp. (a)(b)	19,743	253,303
PPL Corp.	8,169	278,808
Priceline Group, Inc. (a)	200	254,990
Public Service Enterprise Group, Inc.	9,728	376,376
Roper Technologies, Inc. (b)	2,312	438,794
Samsonite International SA	67,516	202,982
Sensata Technologies Holding NV (a)(b)	6,832	314,682
Sherwin-Williams Co.	948	246,101
St. Jude Medical, Inc. (b)	3,412	210,759
Strategic Growth Bancorp (Acquired 3/10/14, cost $247,382) (a)(c)	19,870	178,830
TransUnion (a)	9,155	252,403
Union Pacific Corp.	3,131	244,844
UnitedHealth Group, Inc.	2,853	335,627
Walt Disney Co.	3,085	324,172
WisdomTree Investments, Inc. (b)	9,997	156,753

		21,238,802
Total Common Stocks — 94.5%		40,171,322

Preferred Stocks
India — 0.9%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $85,441) (a)(c)	12	297,873
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $33,723) (a)(c)	4	99,291

		397,164
United States — 1.9%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $138,814) (a)(c)	22,645	257,700
Uber Technologies, Inc., Series D (Acquired 6/10/14, cost $172,691) (a)(c)	11,132	542,932

		800,632
Total Preferred Stocks — 2.8%		1,197,796
Total Long-Term Investments (Cost — $38,798,716) — 97.3%		41,369,118

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (d)(e)	943,288	943,288

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (d)(e)(f)	$1,925	1,924,659
Total Short-Term Securities (Cost — $2,867,947) — 6.8%		2,867,947
Total Investments (Cost — $41,666,663) — 104.1%		44,237,065
Liabilities in Excess of Other Assets — (4.1)%		(1,738,216)

Net Assets — 100.0%		$42,498,849

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $1,612,395 and an original cost of $937,367, which was 3.8% of its net assets.

(d)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at December 31, 2015	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	249,813	693,475	943,288	$ 405
BlackRock Liquidity Series, LLC, Money Market Series	$540,806	$1,383,853	$1,924,659	$6,859	[1]

1	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	433,000	USD	313,380	Morgan Stanley & Co. International PLC	1/13/16	$ 1,938
CAD	508,000	USD	392,710	Morgan Stanley & Co. International PLC	1/13/16	(25,568)
CAD	66,000	USD	49,613	Morgan Stanley & Co. International PLC	1/13/16	(1,914)
CAD	207,000	USD	148,689	Northern Trust Corp.	1/13/16	914
CHF	11,896	USD	12,109	Citibank N.A.	1/13/16	(225)
CHF	17,054	USD	17,023	Morgan Stanley & Co. International PLC	1/13/16	14
CHF	21,066	USD	21,303	Northern Trust Corp.	1/13/16	(258)
CHF	351,358	USD	347,242	Standard Chartered Bank	1/13/16	3,753
CHF	376,796	USD	395,196	State Street Bank and Trust Co.	1/13/16	(18,790)
CHF	11,028	USD	11,630	State Street Bank and Trust Co.	1/13/16	(613)
DKK	1,297,280	USD	198,386	Morgan Stanley & Co. International PLC	1/13/16	(9,402)
DKK	432,362	USD	66,123	Morgan Stanley & Co. International PLC	1/13/16	(3,138)
EUR	29,632	USD	33,651	Commonwealth Bank of Australia	1/13/16	(1,437)
EUR	200,569	USD	227,791	Credit Suisse International	1/13/16	(9,750)
EUR	67,336	USD	76,364	Goldman Sachs International	1/13/16	(3,162)
EUR	51,536	USD	57,618	Goldman Sachs International	1/13/16	(1,592)
EUR	70,620	USD	77,861	Goldman Sachs International	1/13/16	(1,089)
EUR	61,410	USD	67,187	Goldman Sachs International	1/13/16	(428)
EUR	23,396	USD	24,967	Goldman Sachs International	1/13/16	466
EUR	318,867	USD	346,063	Goldman Sachs International	1/13/16	581
EUR	21,190	USD	23,247	HSBC Bank PLC	1/13/16	(211)
EUR	2,595	USD	2,863	HSBC Bank PLC	1/13/16	(41)
EUR	8,969	USD	9,644	Morgan Stanley & Co. International PLC	1/13/16	106
EUR	71,462	USD	76,841	Morgan Stanley & Co. International PLC	1/13/16	846
EUR	88,064	USD	100,338	State Street Bank and Trust Co.	1/13/16	(4,602)
EUR	50,122	USD	57,107	State Street Bank and Trust Co.	1/13/16	(2,619)
GBP	56,000	USD	86,493	Goldman Sachs International	1/13/16	(3,935)
GBP	17,000	USD	25,751	Morgan Stanley & Co. International PLC	1/13/16	(689)
GBP	9,000	USD	13,672	State Street Bank and Trust Co.	1/13/16	(404)
JPY	5,319,000	USD	43,908	Goldman Sachs International	1/13/16	357
JPY	2,844,000	USD	23,786	Morgan Stanley & Co. International PLC	1/13/16	(118)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	4,354,000	USD	36,115	Morgan Stanley & Co. International PLC	1/13/16	$ 120
JPY	17,966,000	USD	149,029	Northern Trust Corp.	1/13/16	486
NOK	123,000	USD	15,124	The Bank of New York Mellon	1/13/16	(1,230)
SEK	835,263	USD	101,829	Morgan Stanley & Co. International PLC	1/13/16	(2,841)
SEK	70,818	USD	8,355	Morgan Stanley & Co. International PLC	1/13/16	38
SEK	35,841	USD	4,130	Morgan Stanley & Co. International PLC	1/13/16	118
SGD	274,447	USD	198,055	Morgan Stanley & Co. International PLC	1/13/16	(4,587)
USD	342,540	CHF	324,833	Morgan Stanley & Co. International PLC	1/13/16	18,043
USD	18,009	EUR	16,742	Credit Suisse International	1/13/16	(191)
USD	451,268	EUR	395,844	Goldman Sachs International	1/13/16	20,942
USD	119,348	EUR	111,388	Morgan Stanley & Co. International PLC	1/13/16	(1,743)
USD	106,689	EUR	98,500	State Street Bank and Trust Co.	1/13/16	(391)
USD	153,902	GBP	101,000	Morgan Stanley & Co. International PLC	1/13/16	5,002
USD	426,015	GBP	280,000	State Street Bank and Trust Co.	1/13/16	13,224
USD	1,911,765	GBP	1,237,667	State Street Bank and Trust Co.	1/13/16	87,128
USD	91,954	JPY	10,964,189	HSBC Bank PLC	1/13/16	708
USD	256,804	NOK	2,081,000	Morgan Stanley & Co. International PLC	1/13/16	21,738
USD	137,329	NZD	203,148	Morgan Stanley & Co. International PLC	1/13/16	(1,487)
Total						$74,067

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$ 176,522	—	—	$ 176,522

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$(102,455)	—	—	$(102,455)

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statement of Operations was as follows:
		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Foreign currency transactions		—	—	—	$21,308	—	—	$21,308

Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations		—	—	—	$ 9,353	—	—	$ 9,353

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD.	$4,691,543
Average amounts sold — in USD	$3,694,727

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$176,522	$(102,455)

Total derivative assets and liabilities in the Statement of Assets and Liabilities	176,522	(102,455)

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$176,522	$(102,455)

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Goldman Sachs International	$ 22,346	$(10,206)	—	—	$12,140
HSBC Bank PLC	708	(252)	—	—	456
Morgan Stanley & Co. International PLC	47,963	(47,963)	—	—	—
Northern Trust Corp.	1,400	(258)	—	—	1,142
Standard Chartered Bank	3,753	—	—	—	3,753
State Street Bank and Trust Co.	100,352	(27,419)	—	—	72,933
Total	$176,522	$(86,098)	—	—	$90,424

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
The Bank of New York Mellon	$ 1,230	—	—	—	$ 1,230
Citibank N.A	225	—	—	—	225
Commonwealth Bank of Australia	1,437	—	—	—	1,437
Credit Suisse International	9,941	—	—	—	9,941
Goldman Sachs International	10,206	$(10,206)	—	—	—
HSBC Bank PLC	252	(252)	—	—	—
Morgan Stanley & Co. International PLC	51,487	(47,963)	—	—	3,524
Northern Trust Corp.	258	(258)	—	—	—
State Street Bank and Trust Co.	27,419	(27,419)	—	—	—
Total	$102,455	$(86,098)	—	—	$16,357

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Schedule of Investments (continued)	BlackRock Global Opportunities V.I. Fund

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$28,801	—	—	$28,801
Belgium	—	$625,973	—	625,973
Canada	612,580	—	—	612,580
China	708,729	609,778	—	1,318,507
France	140,778	885,472	—	1,026,250
Germany	—	358,018	—	358,018
Hong Kong	—	448,663	—	448,663
India	—	664,114	—	664,114
Indonesia	—	202,409	—	202,409
Ireland	216,480	325,343	—	541,823
Israel	210,048	—	—	210,048
Italy	—	279,261	—	279,261
Japan	—	2,139,649	—	2,139,649
Mexico	269,570	—	—	269,570
Netherlands	179,543	312,623	—	492,166
New Zealand	—	183,794	—	183,794
Nigeria	105,134	—	—	105,134
Norway	—	255,114	—	255,114
Peru	185,784	—	—	185,784
Portugal	—	320,727	—	320,727
South Africa	—	367,134	—	367,134
Spain	—	747,247	—	747,247
Sweden	—	294,010	—	294,010
Switzerland	—	908,090	—	908,090
Taiwan	—	551,907	—	551,907
United Kingdom	1,953,490	3,606,488	$235,769	5,795,747
United States	20,856,990	202,982	178,830	21,238,802
Preferred Stocks:
India.	—	—	397,164	397,164
United States	—	—	800,632	800,632
Short-Term Securities	943,288	1,924,659	—	2,867,947

Total	$26,411,215	$16,213,455	$1,612,395	$44,237,065

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$ 176,522	—	$ 176,522
Liabilities:
Foreign currency exchange contracts	—	(102,455)	—	(102,455)

Total	—	$ 74,067	—	$ 74,067

[1] Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$ 14,499	—	—	$ 14,499
Foreign currency at value	38,752	—	—	38,752
Liabilities:
Collateral on securities loaned at value	—	$ (1,924,659)	—	(1,924,659)

Total	$ 53,251	$ (1,924,659)	—	$ (1,871,408)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock Global Opportunities V.I. Fund

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Ireland	—	$(505,640)	$505,640	—
Switzerland	—	(325,349)	325,349	—
United Kingdom	—	(215,555)	215,555	—

Total	—	$(1,046,544)	$1,046,544	—

[1]	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Securities	Total
Assets:
Opening balance, as of December 31, 2014	$457,779	$ 668,723	$1,126,502
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[1,2]	(43,180)	529,073	485,893
Purchases	—	—	—
Sales	—	—	—

Closing balance, as of December 31, 2015	$414,599	$1,197,796	$1,612,395

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015[3]	$ (43,180)	$ 529,073	$ 485,893

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as Level 3 at year end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$414,599	Market Comparables	Tangible Book Value Multiple[1]	1.55x-2.10x	1.86x
Preferred Stocks	1,197,796	Market Comparables	Revenue Multiple[1]	22.92x-32.79x	29.61x
			Revenue Growth Rate[1]	94.00%
			Revenue Growth Rate[1]	373.00%
		Probability-Weighted Expected Return Model	Discount Rate[2]	25.00%
			IPO Exit Probability[1]	70.00%
			Merger and Acquisition Probability[1]	25.00%
			Revenue Growth Rate[1]	86.00%
			Revenue Multiple[1]	1.85x-3.20x
			Time to Exit[2]	1-3 years
Total	$1,612,395

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Statement of Assets and Liabilities

December 31, 2015	BlackRock Global Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $1,872,623) (cost — $38,798,716)	$41,369,118
Investments at value — affiliated (cost — $2,867,947)	2,867,947
Cash	14,499
Foreign currency at value (cost — $39,183)	38,752
Receivables:
Capital shares sold	61,656
Investments sold	53,542
Dividends — unaffiliated	48,049
Dividends — affiliated	111
From the Manager	15,958
Securities lending income — affiliated	532
Unrealized appreciation on forward foreign currency exchange contracts	176,522
Prepaid expenses	242

Total assets	44,646,928

Liabilities
Collateral on securities loaned at value	1,924,659
Payables:
Capital shares redeemed	5,067
Officer’s and Directors’ fees	4,196
Distribution fees	776
Other affiliates	120
Other accrued expenses	110,806
Unrealized depreciation on forward foreign currency exchange contracts	102,455

Total liabilities	2,148,079

Net Assets	$42,498,849

Net Assets Consist of
Paid-in capital	$40,085,199
Distributions in excess of net investment income	(191,788)
Accumulated net realized loss	(37,324)
Net unrealized appreciation (depreciation)	2,642,762

Net Assets	$42,498,849

Net Asset Value
Class I — Based on net assets of $38,685,625 and 2,418,407 shares outstanding, 100 million shares authorized, $0.10 par value	$16.00

Class III — Based on net assets of $3,813,224 and 239,378 shares outstanding, 100 million shares authorized, $0.10 par value	$15.93

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Operations

Year Ended December 31, 2015	BlackRock Global Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$846,820
Securities lending — affiliated — net	6,859
Dividends — affiliated	405
Foreign taxes withheld	(49,380)

Total income	804,704

Expenses
Investment advisory	346,434
Transfer agent	5,000
Transfer agent — Class I	87,769
Transfer agent — Class III	6,780
Professional	69,045
Printing	31,520
Custodian	27,783
Officer and Directors	20,759
Accounting services	18,114
Distribution — Class III	7,849
Miscellaneous	13,096

Total expenses	634,149
Less fees waived by the Manager	(57,373)
Less transfer agent fees reimbursed — Class I	(87,769)
Less transfer agent fees reimbursed — Class III	(6,780)

Total expenses after fees waived and reimbursed	482,227

Net investment income	322,477

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	954,628
Foreign currency transactions	(6,149)

948,479

Net change in unrealized appreciation (depreciation) on:
Investments	(1,038,903)
Foreign currency translations	16,590

(1,022,313)

Net realized and unrealized loss	(73,834)

Net Increase in Net Assets Resulting from Operations	$248,643

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Statements of Changes in Net Assets	BlackRock Global Opportunities V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$322,477	$402,119
Net realized gain	948,479	3,601,586
Net change in unrealized appreciation (depreciation)	(1,022,313)	(6,018,216)

Net increase (decrease) in net assets resulting from operations	248,643	(2,014,511)

Distributions to Shareholders[1]
From net investment income:
Class I	(385,681)	(542,468)
Class III	(29,195)	(26,292)
From net realized gain:
Class I	(556,120)	(1,941,800)
Class III	(53,873)	(131,029)

Decrease in net assets resulting from distributions to shareholders	(1,024,869)	(2,641,589)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(3,832,518)	(1,814,893)

Net Assets
Total decrease in net assets	(4,608,744)	(6,470,993)
Beginning of year	47,107,593	53,578,586

End of year	$42,498,849	$47,107,593

Distributions in excess of net investment income, end of year	$(191,788)	$(131,123)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights	BlackRock Global Opportunities V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$16.35	$17.98	$13.89	$12.26	$14.17

Net investment income[1]	0.12	0.14	0.07	0.18	0.14
Net realized and unrealized gain (loss)	(0.07)	(0.81)	4.08	1.60	(1.89)

Net increase (decrease) from investment operations.	0.05	(0.67)	4.15	1.78	(1.75)

Distributions:[2]
From net investment income	(0.17)	(0.20)	(0.06)	(0.15)	(0.16)
From net realized gain	(0.23)	(0.76)	—	—	—

Total distributions	(0.40)	(0.96)	(0.06)	(0.15)	(0.16)

Net asset value, end of year	$16.00	$16.35	$17.98	$13.89	$12.26

Total Return[3]
Based on net asset value	0.28%	(3.74)%	29.87%[4]	14.53%	(12.39)%

Ratios to Average Net Assets
Total expenses	1.35%	1.33%	1.33%	1.19%	1.09%

Total expenses after fees waived and reimbursed	1.03%	1.12%	1.14%	1.06%	1.09%

Net investment income	0.72%	0.82%	0.44%	1.36%	1.04%

Supplemental Data
Net assets, end of year (000)	$38,686	$44,136	$52,175	$43,102	$43,381

Portfolio turnover rate	69%	87%	135%	139%	119%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 29.72%.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Financial Highlights (concluded)	BlackRock Global Opportunities V.I. Fund

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$16.29	$17.93	$13.86	$12.23	$14.12

Net investment income[1]	0.08	0.06	0.03	0.14	0.11
Net realized and unrealized gain (loss)	(0.08)	(0.77)	4.06	1.60	(1.88)

Net increase (decrease) from investment operations	—	(0.71)	4.09	1.74	(1.77)

Distributions:[2]
From net investment income	(0.13)	(0.17)	(0.02)	(0.11)	(0.12)
From net realized gain	(0.23)	(0.76)	—	—	—

Total distributions	(0.36)	(0.93)	(0.02)	(0.11)	(0.12)

Net asset value, end of year	$15.93	$16.29	$17.93	$13.86	$12.23

Total Return[3]
Based on net asset value	0.02%	(4.00)%	29.51%[4]	14.28%	(12.53)%

Ratios to Average Net Assets
Total expenses	1.63%	1.57%	1.58%	1.43%	1.35%

Total expenses after fees waived and reimbursed	1.27%	1.39%	1.39%	1.31%	1.35%

Net investment income	0.45%	0.32%	0.16%	1.09%	0.78%

Supplemental Data
Net assets, end of year (000)	$3,813	$2,972	$1,404	$1,051	$1,070

Portfolio turnover rate	69%	87%	135%	139%	119%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Excluding these proceeds, the Fund’s total return would have been 29.37%.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements	BlackRock Global Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Global Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares also bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The Global Valuation Committee is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$ 589,985	$ (589,985)	—
Morgan Stanley	951,682	(951,682)	—
State Street Bank & Trust Co.	330,956	(330,956)	—

Total	$1,872,623	$(1,872,623)	—

[1]

Collateral with a value of $1,924,659 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Master Netting Arrangements: In order to better define the Fund’s contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, the Fund may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion.	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the year ended, December 31, 2015, the amount waived was $475.

For the year ended December 31, 2015, the Fund reimbursed the Manager $476 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific in the Statement of Operations. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse all such fees for Class I and Class III.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.97% for Class I and 1.22% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors. Prior to June 1, 2015, the expense limitations as a percentage of average daily net assets were 1.25% for Class I and 1.50% for Class III. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2015, the amount waived was $56,898.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	21

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $1,475 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended December 31, 2015, the sale transaction with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $318,672.

7. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $31,285,570 and $36,469,768, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to foreign currency transactions, income recognized from pass-through entities and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Distributions in excess of net investment income	$31,734
Accumulated net realized loss	$(31,734)

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$414,876	$568,760
Long-term capital gains	609,993	2,072,829
Total	$1,024,869	$2,641,589

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Global Opportunities V.I. Fund

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed long-term capital gains	$66,799
Net unrealized gains[1]	2,346,851

Total	$2,413,650

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$41,871,381

Gross unrealized appreciation	$4,646,455
Gross unrealized depreciation	(2,280,771)

Net unrealized appreciation	$2,365,684

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	23

Notes to Financial Statements (concluded)	BlackRock Global Opportunities V.I. Fund

government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	122,089	$2,096,203	76,855	$1,362,634
Shares issued in reinvestment of distributions	58,562	941,801	150,390	2,484,268
Shares redeemed	(462,187)	(7,788,272)	(428,645)	(7,481,126)

Net decrease	(281,536)	$(4,750,268)	(201,400)	$(3,634,224)

Class III
Shares sold	106,889	$1,752,107	117,065	$2,050,386
Shares issued in reinvestment of distributions	5,187	83,068	9,572	157,321
Shares redeemed	(55,156)	(917,425)	(22,470)	(388,376)

Net increase	56,920	$917,750	104,167	$1,819,331

Total Net Decrease	(224,616)	$(3,832,518)	(97,233)	$(1,814,893)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Global Opportunities V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Opportunities V.I, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Opportunities V.I Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	25

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Government Money Market V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Money Market Overview	BlackRock Government Money Market V.I. Fund

For the 12-Month Period Ended December 31, 2015

While the U.S. labor market continued to improve, U.S. economic growth slowed in the fourth quarter due to a strong dollar and global headwinds. Lower oil prices continued to undermine investments by energy firms while unseasonably mild weather cut into consumer spending on utilities and apparel. For the first time since 2006, on December 16, 2015, the Federal Open Market Committee (“FOMC”) voted unanimously to raise its target range for the Federal Funds Rate by 25 basis points to 0.25% to 0.50%. The move was widely expected as in the 2 months leading up to the meeting several Fed speakers commented on economic growth, specifically the gradual improvement and sustainability experienced throughout 2015. Over the same time period, Fed Fund Futures projected a 55% to 76% pobability of a 25 basis point rate hike at the December meeting. As a result of the well telegraphed move, the market experienced minimal volaility throughout the remainder of the year. To note, effective December 17, the overnight level of the N.Y. Federal Reserve Reverse Repo Program (“RRP”) moved up to 0.25% from 0.05% and Interest on Reserves “(IOR”) up to 0.50% from 0.25%.

Also at the December meeting, the Federal Reserve released an updated forecast of the Summary of Economic Projection (“SEP”); the data projected 4 additional rate increases by the end of 2016 (ending the year with a 1.25% Fed Funds rate). While Chairwoman Yellen did not comment on the “dots,” she and several Fed officials did state that the future path of policy would remain dependent on the data and if the positive momentum continues, the pace of additional increases would be gradual as to not disrupt or shock the market.

The short-term tax-exempt market was relatively stable for the duration of the twelve months ended December 31, 2015. While municipal money fund industry assets have been stable, holdings of highly liquid variable rate demand note (“VRDN”) securities generally increased over the period. Rates on VRDN securities as measured by the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day terms, ranged between a high of 0.03% to a historical low of 0.01%, and ended the period at 0.01%. With the exception of seasonal weakness resulting from tax-related redemptions in April and May, when inventory of VRDN securities reached a high not seen in over three years of near $13 billion, inventory remained at or near historical lows around and sometimes below $1 billion for the majority of the period.

Posturing around the FOMC meetings and the need to replace maturing municipal notes combined to keep demand for VRDN securities elevated over the majority of the period. In addition, improvement in the fiscal health of state and local municipal issuers contributed to a reduced need to borrow in the short-term municipal market to meet fiscal year 2016 operational budget needs. The reduced borrowing need has resulted in a reduction in one-year fixed-rate note issuance by roughly 25% from the previous year’s levels. While a federal funds rate hike was widely expected before year end, a reduction in note issuance had contributed to only a moderate amount of upward pressure on one-year rates. As the year came to a close, rates on one-year notes continued to rise as investors prepared for the anticipated Fed rate hike and reached an all-time high for the period when the Fed ultimately commenced its rate hiking cycle in mid-December. The Municipal Market Advisors AAA General Obligation One-Year Index yield increased from 0.18% on December 31, 2014 to 0.50% on December 31, 2015. In addition, the reduced supply of fixed-rate notes and defensive positioning have combined to elevate demand for VRDN securities as an investment alternative, which resulted in the SIFMA Index dropping to the historical low of 0.01% by December 31, 2015.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Fund Summary as of December 31, 2015	BlackRock Government Money Market V.I. Fund

Investment Objective

BlackRock Government Money Market V.I. Fund’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.

On May 13, 2015, the Board of Directors of the Fund approved changes to the Fund’s name and principal investment strategies. The Fund changed its name to BlackRock Government Money Market V.I. Fund. Under its new principal investment strategies, the Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. These changes became effective on September 1, 2015.

Yields	7-Day SEC Yield	7-Day Yield
Class I	0.00%	0.00%

Portfolio Composition	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	50%
Repurchase Agreements	41
U.S. Treasury Obligations	9

Total	100%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, acquired fund fees and expenses and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical expense with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.10	$0.76	$1,000.00	$1,024.45	$0.77	0.15%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Schedule of Investments December 31, 2015	BlackRock Government Money Market V.I. Fund
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Obligations	Par (000)	Value
Fannie Mae Discount Notes: (a)
0.10%, 01/14/16	$3,840	$3,839,893
0.13%, 01/14/16	2,600	2,599,906
Fannie Mae Variable Rate Notes: (b)
0.42%, 07/20/17	2,500	2,499,802
0.35%, 08/16/17	2,000	1,999,673
0.28%, 10/05/17	1,500	1,499,598
Federal Farm Credit Bank Variable Rate Notes: (b)
0.33%, 11/14/16	2,000	1,999,827
0.36%, 03/16/17	2,000	1,999,510
0.42%, 09/22/17	2,000	1,999,826
0.47%, 11/20/17	1,000	999,651
0.24%, 01/23/18	575	575,012
Federal Home Loan Bank Discount Notes: (a)
0.12%, 01/04/16	4,000	4,000,000
0.28%, 01/14/16	1,000	999,922
0.14%, 01/20/16	6,000	5,999,640
0.30%, 01/22/16	900	899,865
0.19%, 02/03/16	2,757	2,756,563
0.23%, 02/10/16	3,000	2,999,306
0.23%, 02/19/16	6,000	5,998,206
0.29%, 02/26/16	2,000	1,999,146
0.32%, 03/02/16	3,000	2,998,478
0.44%, 03/28/16	500	499,487
0.39%, 05/26/16	3,000	2,995,354
Federal Home Loan Bank Variable Rate Notes: (b)
0.34%, 11/25/16	2,500	2,500,000
0.18%, 02/07/17	1,500	1,499,740
0.34%, 08/25/17	1,260	1,260,000
Freddie Mac Discount Notes: (a)
0.22%, 01/05/16	4,000	3,999,976
0.16%, 01/15/16	2,000	1,999,902
0.20%, 02/17/16	3,000	2,999,267
0.19%, 02/25/16	2,885	2,884,208
0.23%, 03/10/16	1,500	1,499,368
0.30%, 03/21/16	5,000	4,996,845
Total U.S. Government Sponsored Agency Obligations — 49.8%		75,797,971

U.S. Treasury Obligations
U.S. Treasury Bills, 0.60%, 6/16/16 (a)	8,000	7,978,321
U.S. Treasury Notes:,
4.50%, 2/15/16	3,000	3,014,707
0.33%, 4/30/17 (b)	2,000	1,999,946
0.43%, 10/31/17 (b)	1,274	1,272,902
Total U.S. Treasury Obligations — 9.4%		14,265,876

Repurchase Agreements	Par (000)	Value
Bank of Montreal,
0.28%, 1/04/16	$9,277	$9,277,000

(Purchased on 12/31/15 to be repurchased at $9,277,289, collateralized by various U.S. Treasury obligations, 1.75% to 4.63% due from 6/30/21 to 2/15/40, aggregate original par and fair value of $9,420,900 and $9,462,561, respectively)

Total Value of Bank of Montreal (collateral value of $9,462,561)		9,277,000
BNP Paribas Securities Corp.,
0.31%, 1/04/16	12,000	12,000,000

(Purchased on 12/31/15 to be repurchased at $12,000,413, collateralized by various U.S. government sponsored agency obligations and U.S. Treasury obligations 0.00% to 3.50% due from 6/09/16 to 8/20/45, aggregate original par and fair value of $23,845,018 and $12,240,090, respectively)

Total Value of BNP Paribas Securities Corp. (collateral value of $12,240,090)		12,000,000
Goldman Sachs & Co.,
0.34%, 1/05/16	5,000	5,000,000

(Purchased on 12/29/15 to be repurchased at $5,000,331, collateralized by various U.S. government sponsored agency obligations, 4.00% to 5.17% due from 3/25/33 to 10/20/45, aggregate original par and fair value of $4,771,006 and $5,103,982, respectively)

Total Value of Goldman Sachs & Co. (collateral value of $5,103,982)		5,000,000
JPMorgan Securities LLC,
0.32%, 1/04/16	13,000	13,000,000
(Purchased on 12/31/15 to be repurchased at $13,000,462, collateralized by U.S. Treasury obligation, 1.38% due at 8/31/20, original par and fair value of $13,430,000 and $13,261,569, respectively)
Total Value of JPMorgan Securities LLC (collateral value of $13,261,569)		13,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.,
0.31%, 1/04/16	10,000	10,000,000
(Purchased on 12/31/15 to be repurchased at $10,000,344, collateralized by Ginnie Mae Bond, 3.50% due at 3/20/45, original par and fair value of $10,660,253 and $10,200,001, respectively)
Total Value of Merrill Lynch, Pierce, Fenner & Smith, Inc. (collateral value of $10,200,001)		10,000,000

See Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock Government Money Market V.I. Fund

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc.,
0.27%, 1/04/16	$5,815	$5,815,000

(Purchased on 12/31/15 to be repurchased at $5,815,174, collateralized by various Ginnie Mae Bonds, 3.50% to 4.50% due from 12/20/43 to 8/20/45, aggregate original par and fair value of $49,997,378 and $6,454,650, respectively)

Total Value of Mizuho Securities USA, Inc. (collateral value of $6,454,650)		5,815,000
Morgan Stanley & Co. LLC,
0.29%, 1/04/16	5,000	5,000,000

(Purchased on 12/31/15 to be repurchased at $5,000,161, collateralized by various U.S. government sponsored agency obligations, 3.00% to 4.00% due from 4/01/27 to 9/01/45, aggregate original par and fair value of $5,057,467 and $5,150,005, respectively)

Total Value of Morgan Stanley & Co. LLC (collateral value of $5,150,005)		5,000,000

Repurchase Agreements	Par (000)	Value
RBC Capital Markets LLC,
0.28%, 1/04/16	$2,000	$2,000,000

(Purchased on 12/31/15 to be repurchased at $2,000,062, collateralized by various U.S. government sponsored agency obligations, 4.98% to 12.69% due from 12/15/31 to 10/25/45, aggregate original par and fair value of $44,455,438 and $2,152,812, respectively)

Total Value of RBC Capital Markets LLC (collateral value of $2,152,812)		2,000,000
Total Repurchase Agreements — 40.8%		62,092,000
Total Investments (Cost — $152,155,847*) — 100.0%		152,155,847
Liabilities in Excess of Other Assets — 0.0%		(37,651)

Net Assets — 100.0%		$152,118,196

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Rates are discount rates or a range of discount rates at the time of purchase.

(b)	Variable rate security. Rate as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$152,155,847	—	$152,155,847

[1]	See above Schedule of Investments for values in each security type.

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Statement of Assets and Liabilities

December 31, 2015	BlackRock Government Money Market V.I. Fund

Assets
Investments at value (cost — $90,063,847)	$90,063,847
Repurchase agreements at value (cost — $62,092,000)	62,092,000
Receivables:
Capital shares sold	4,679
Interest	56,133
From the Manager	2,248
Prepaid expenses	867

Total assets	152,219,774

Liabilities
Payables:
Capital shares redeemed	18,844
Custodian	7,219
Investment advisory fees	2,756
Professional fees	39,893
Transfer agent fees	19,700
Officer’s and Directors’ fees	4,962
Other accrued expenses	7,261
Other affiliates	943
Total liabilities	101,578

Net Assets	$152,118,196

Net Assets Consist of
Paid-in capital	$152,117,249
Accumulated net realized gain	947

Net Assets	$152,118,196

Net Asset Value
Class I — Based on net assets of $152,118,196 and 152,121,389 shares outstanding, 3.3 billion shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Operations

Year Ended December 31, 2015	BlackRock Government Money Market V.I. Fund

Investment Income
Interest	$339,624

Expenses
Investment advisory	949,273
Professional	50,690
Custodian	31,030
Officer and Directors	23,028
Accounting services	9,048
Transfer agent	5,000
Transfer agent — Class I	52,262
Miscellaneous	36,928

Total expenses	1,157,259
Less:
Fees waived by the Manager	(765,442)
Transfer agent fees reimbursed	(52,262)

Total expenses after fees waived and/or reimbursed	339,555

Net investment income	69

Realized Gain
Net realized gain from investments	10,697

Net Increase in Net Assets Resulting from Operations	$10,766

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Statements of Changes in Net Assets	BlackRock Government Money Market V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$69	$75
Net realized gain	10,697	17,240

Net increase in net assets resulting from operations	10,766	17,315

Distributions to Shareholders[1]
From net investment income	(69)	(824)
From net realized gain	(12,794)	(13,538)

Decrease in net assets resulting from distributions to shareholders	(12,863)	(14,362)

Capital Share Transactions
Net proceeds from sales of shares	209,256,424	321,593,820
Reinvestment of distributions	12,861	14,060
Cost of shares redeemed	(285,390,343)	(272,939,329)

Net increase (decrease) in net assets derived from capital share transactions	(76,121,058)	48,668,551

Net Assets
Total increase (decrease) in net assets	(76,123,155)	48,671,504
Beginning of year	228,241,351	179,569,847

End of year	$152,118,196	$228,241,351

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights	BlackRock Government Money Market V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[1]	0.0000	0.0000	0.0000	0.0000	0.0000
Net realized gain	0.0001	0.0001	0.0000 [1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0001	0.0001	0.0000	0.0000	0.0000

Distributions:[2]
From net investment income[3]	(0.0000)	(0.0000)	(0.0000)	(0.0000)	(0.0000)
From net realized gains	(0.0001)	(0.0001)	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0001)	(0.0001)	(0.0000)	(0.0000)	(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[4]
Based on net asset value	0.01%	0.01%	0.00%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.61%	0.61%	0.63%	0.61%	0.58%

Total expenses after fees waived and/or reimbursed	0.18%	0.17%	0.20%	0.25%	0.24%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$152,118	$228,241	$179,570	$198,888	$235,527

[1]	Amount is less than $0.00005 per share.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Notes to Financial Statements	BlackRock Government Money Market V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Government Money Market Fund V.I. Fund (formerly known as BlackRock Money Market Fund V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Government Money Market V.I. Fund

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repo arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties. Typically, the Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the Fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.500%
$1 Billion - $2 Billion	0.450%
$2 Billion - $3 Billion	0.400%
$3 Billion - $4 Billion	0.375%
$4 Billion - $7 Billion	0.350%
$7 Billion - $10 Billion	0.325%
$10 Billion - $15 Billion	0.300%
Greater than $15 Billion	0.290%

For the year ended December 31, 2015, the Fund reimbursed the Manager $2,750 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses to 0.02% for class I shares of average daily net assets.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Notes to Financial Statements (continued)	BlackRock Government Money Market V.I. Fund

Effective December 29, 2015, the Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed in the Statement of Operations.

Effective December 29, 2015, the Manager, with respect to the Fund, voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is 0.30%. The voluntary cap may be reduced or discontinued at any time without notice. For the year ended December 31, 2015, the Manager waived $8,799, which is included in fees waived by the Manager the Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is 1.25% for Class I until May 1, 2016. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund.

The Manager voluntarily agreed to waive a portion of the investment advisory fees to enable the Fund to maintain minimum levels of daily net investment income. The Manager may discontinue this waiver and/or reimbursement at any time without notice. For the year ended December 31, 2015, the Manager waived $756,643, which is included in fees waived by the Manager the Statement of Operations

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended December 31, 2015, the sales transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $1,900,145.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$12,863	$14,362

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$139
Undistributed long-term capital gains	808

Total	$947

7. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance period for amendments range between July 2015 and October

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (concluded)	BlackRock Government Money Market V.I. Fund

2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential. On May 13, 2015, the Board of Directors of the Fund approved changes to the Fund’s name and principal investment strategies. The Fund changed its name to BlackRock Government Money Market V.I. Fund. Under its new principal investment strategies, the Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. These changes became effective on September 1, 2015. The Fund continues to seek to maintain a net asset value of $1.00 per share.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

8. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Government Money Market V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Government Money Market V.I. Fund (formerly BlackRock Money Market V.I. Fund), one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Government Money Market V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock High Yield V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock High Yield V.I. Fund

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund outperformed its benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

The high yield market posted a loss of 4.43% in 2015, marking only its sixth year of negative performance in its roughly 30-year existence. Much of the market’s losses was due to stress in commodity-related sectors such as energy and metals & mining. The Fund was underweight in these market segments relative to the benchmark, which was the largest contributor to its outperformance during the year. Security selection and a higher-quality bias within the independent energy industry and selection in the retail and aerospace/defense industries contributed positively. Additionally, the Fund’s allocation to bank loans, which outperformed high yield investments in 2015, contributed to the Fund’s performance.

•

The Fund’s allocation to select equity and equity-like investments was the largest detractor from performance during the period. Notable underperformers included the stocks of Amaya, Inc. (gaming), Ally Financial, Inc. (banking) and Huntsman Corp. (chemicals). The Fund’s position in Amaya’s convertible preferred securities adversely affected its relative performance.

•

The Fund may utilize credit default swaps (CDS) from time to time, and currency forwards are intermittently employed in the portfolio to manage the currency risk of non-dollar denominated bonds. CDS are typically used to manage risk, but can be used to express credit views or as a means to put capital to work in moving markets. On occasion, the Fund utilizes futures on the S&P 500® Index and Russell 2000® Index to manage portfolio beta, a measure of volatility, and offset general market volatility. Given dollar strength, currency hedges aided performance during the period, although it is important to remember that active currency bets are not a core part of the intended investment strategy.

Describe recent portfolio activity.

•

The Fund’s investment advisor grew increasingly conservative during the period as volatility spiked. The combination of broader macroeconomic instability and sector-specific concerns related to commodities proved challenging for the high yield market and caused investors to reduce their exposure to higher-risk assets. The Fund decreased its allocation to equities and increased its use of techniques to manage exposure to equity markets during the period, resulting in a net short position by year-end. The Fund also reduced its investments in CCC rated bonds, which suffered from the downgrades to commodity-related issues and the broader increase in investors’ aversion to risk. The Fund increased its investments in BB-rated securities, the highest-rated credit tier within high yield.

•

The investment adviser maintained a focus on liquidity, prompting it to increase the Fund’s holdings of cash during the second half of the year. In accordance with that strategy, the Fund maintained exposure to its positions in highly liquid credit default swaps.

Describe portfolio positioning at period end.

•

The Fund’s general investment themes and core positions reflected the investment adviser’s views regarding issuer cash flows, firm or industry catalysts, and idiosyncratic factors. At the same time, the Fund sought to underweight market segments where macroeconomic trends or technological changes were negatively affecting industries and/or business models.

•

Relative to the benchmark, the Fund remained underweight in BB-rated credits, with an overweight in B-rated assets and a slight overweight position in CCC-rated issuers. With regard to the yield curve, the Fund remained overweight in 7- to 10-year bonds while staying underweight in the 3- to 5-year and 5- to 7-year segments. In addition, the Fund maintained positions in floating rate bank loans and equity interests in select high yield companies. Among individual issues, leading overweight positions included Ally Financial, Inc., First Data Corp. (technology), and American Capital Ltd. (finance). At the close the period, the Fund’s duration of 4.0 years was below the benchmark duration of 4.3 years. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Credit Quality Allocations[1]	Percent of Total Investments[2]

BBB/Baa	5%
BB/Ba	41
B	44
CCC/Caa	9
N/R	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock High Yield V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund that followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”. The returns for Class III Shares, prior to February 15, 2012, the recommencement of Class III Shares, are based upon performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]	The Fund invests primarily in non-investment grade bonds with maturities of ten years or less.

[3]

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended December 31, 2015

				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I4	6.25%	6.12%	(5.82)%	(3.60)%	5.32%		6.38%
Class III[4]	6.00	5.61	(5.95)	(3.85)	5.03	[7]	6.10	[7]
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	(6.79)	(4.43)	5.03		6.95

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value (“NAV”) on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$941.80	$3.43	$1,000.00	$1,021.68	$3.57	0.70%
Class III	$1,000.00	$940.50	$4.60	$1,000.00	$1,020.47	$4.79	0.94%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock High Yield V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock High Yield V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Capital Markets — 1.4%
American Capital Ltd. (a)		222,258	$ 3,064,698
Chemicals — 0.0%
Advanced Emissions Solutions, Inc. (a)		1,644	11,738
Communications Equipment — 0.3%
Nokia OYJ		41,841	296,007
Nokia OYJ — ADR		34,519	242,323

			538,330
Consumer Finance — 1.2%
Ally Financial, Inc. (a)		60,914	1,135,446
Ally Financial, Inc. (a)		51,770	964,984
Ally Financial, Inc. (a)		29,273	545,649

			2,646,079
Diversified Financial Services — 0.0%
Concrete Investment II SCA — Stapled (a)(b)		623	—
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		13,812	20,027
Hotels, Restaurants & Leisure — 0.2%
Amaya, Inc. (a)		30,619	385,697
Amaya, Inc. (a)		9,024	113,672

			499,369
Insurance — 0.2%
American International Group, Inc.		8,257	511,686
Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I, LLC (Acquired 12/28/15, cost $1,200) (a)(c)		1,200	1,200
Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc. (a)		6,800	266,016
Total Common Stocks — 3.4%			7,559,143

Corporate Bonds		Par (000)
Aerospace & Defense — 1.2%
Bombardier, Inc., 7.50%, 3/15/25 (d)	USD	149	104,300
TransDigm, Inc.:
5.50%, 10/15/20		155	149,963
7.50%, 7/15/21		205	212,175
6.00%, 7/15/22		1,250	1,221,875
6.50%, 7/15/24		985	979,583

			2,667,896
Air Freight & Logistics — 0.6%
CEVA Group PLC, 7.00%, 3/01/21 (d)		80	66,400
WFS Global Holding SAS, 9.50%, 7/15/22	EUR	100	113,799
XPO Logistics, Inc.:
7.88%, 9/01/19 (d)	USD	562	571,425
5.75%, 6/15/21	EUR	100	101,025
6.50%, 6/15/22 (d)	USD	461	426,425

			1,279,074
Airlines — 0.7%
Air Medical Merger Sub Corp., 6.38%, 5/15/23 (d)		147	130,830

Corporate Bonds		Par (000)	Value
Airlines (continued)
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (d)	USD	651	$664,305
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		365	372,300
National Air Cargo Group, Inc.:
11.88%, 5/02/18		86	86,139
11.88%, 5/08/18		88	88,278
Virgin Australia Trust, Series 2013-1C, 7.13%, 10/23/18 (d)		286	287,879

			1,629,731
Auto Components — 0.9%
AA Bond Co. Ltd., 5.50%, 7/31/43	GBP	125	174,832
Affinia Group, Inc., 7.75%, 5/01/21	USD	75	76,335
Dakar Finance SA, 9.00% (9.00% Cash or 9.25% PIK), 11/15/20 (e)	EUR	100	105,415
Goodyear Tire & Rubber Co., 6.50%, 3/01/21	USD	545	572,931
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.00%, 8/01/20		15	15,126
5.88%, 2/01/22		435	425,213
Schaeffler Finance BV, 4.75%, 5/15/23 (d)		200	196,000
ZF North America Capital, Inc.:
4.50%, 4/29/22 (d)		300	293,250
2.75%, 4/27/23	EUR	100	103,742

			1,962,844
Automobiles — 0.2%
Jaguar Land Rover Automotive PLC:
5.00%, 2/15/22	GBP	145	220,173
5.63%, 2/01/23 (d)	USD	150	151,500

			371,673
Banks — 0.9%
Banco Espirito Santo SA:
2.63%, 5/08/17 (a)(f)	EUR	100	12,824
4.75%, 1/15/18 (a)(f)		100	12,389
4.00%, 1/21/19 (a)(f)		100	11,954
Bankia SA, 4.00%, 5/22/24 (g)		200	215,449
CIT Group, Inc.:
6.63%, 4/01/18 (d)	USD	465	490,575
5.00%, 8/01/23		1,011	1,026,165
Ibercaja Banco SA, 5.00%, 7/28/25 (g)	EUR	100	104,377
UniCredit SpA, 6.95%, 10/31/22		100	126,993

			2,000,726
Beverages — 0.1%
Constellation Brands, Inc.:
3.88%, 11/15/19	USD	99	101,723
4.25%, 5/01/23		43	43,000
Hydra Dutch Holdings 2 BV, 5.45%, 4/15/19 (g)	EUR	130	135,766

			280,489
Building Products — 1.5%
Builders FirstSource, Inc., 10.75%, 8/15/23 (d)	USD	93	92,303
Building Materials Corp. of America:
5.38%, 11/15/24 (d)		173	172,567
6.00%, 10/15/25 (d)		663	676,260
CPG Merger Sub LLC, 8.00%, 10/01/21 (d)		529	518,420

Portfolio Abbreviations
ADR	American Depositary Receipt	EUR	Euro	PIK	Payment-in-kind
AKA	Also Know As	FKA	Formerly Known As	USD	US Dollar
CAD	Canadian Dollar	GBP	British Pound

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Building Products (continued)
Hillman Group, Inc., 6.38%, 7/15/22 (d)	USD	106	$ 87,980
Masonite International Corp., 5.63%, 3/15/23 (d)		146	150,745
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	100	112,805
Ply Gem Industries, Inc., 6.50%, 2/01/22	USD	602	550,830
USG Corp.:
9.75%, 1/15/18		390	433,875
5.88%, 11/01/21 (d)		400	416,000
5.50%, 3/01/25 (d)		54	54,810

			3,266,595
Capital Markets — 0.4%
CPUK Finance Ltd., 7.00%, 2/28/42	GBP	100	150,738
E*TRADE Financial Corp.:
0.00%, 8/31/19 (d)(h)(i)	USD	172	499,533
5.38%, 11/15/22		283	296,443
Series A, 0.00%, 8/31/19 (h)(i)		3	8,713

			955,427
Chemicals — 0.9%
Chemours Co., 7.00%, 5/15/25 (d)		112	76,440
Huntsman International LLC:
4.88%, 11/15/20		480	438,000
5.13%, 4/15/21	EUR	246	248,628
Momentive Performance Materials, Inc.:
3.88%, 10/24/21	USD	334	230,460
Escrow, 8.88%, 10/15/20 (a)(f)		334	—
Platform Specialty Products Corp.:
10.38%, 5/01/21 (d)		52	51,870
6.50%, 2/01/22 (d)		840	726,600
WR Grace & Co-Conn, 5.13%, 10/01/21 (d)		231	233,310

			2,005,308
Commercial Services & Supplies — 1.1%
Acosta, Inc., 7.75%, 10/01/22 (d)		425	375,063
ADS Waste Holdings, Inc., 8.25%, 10/01/20		92	92,690
Bilbao Luxembourg SA, 10.50% (10.50% Cash or 11.25% PIK), 12/01/18 (e)	EUR	107	109,476
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (d)	USD	226	177,410
Covanta Holding Corp., 5.88%, 3/01/24		107	96,835
Igloo Holdings Corp., 8.25% (8.25% Cash or 9.00% PIK), 12/15/17 (d)(e)		87	87,000
Laureate Education, Inc., 9.25%, 9/01/19 (d)		183	113,460
Mobile Mini, Inc., 7.88%, 12/01/20		315	326,025
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (d)		505	503,737
Verisure Holding AB, 6.00%, 11/01/22	EUR	100	113,023
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (d)	USD	537	513,506

			2,508,225
Communications Equipment — 1.3%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		1,142	1,156,275
Blue Coat Holdings, Inc., 8.38%, 6/01/23 (d)		320	321,600
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (d)		297	285,863
CommScope, Inc.:
4.38%, 6/15/20 (d)		490	493,675
5.00%, 6/15/21 (d)		90	86,287
5.50%, 6/15/24 (d)		48	45,600
Nokia OYJ, 6.63%, 5/15/39		313	320,240
Riverbed Technology, Inc., 8.88%, 3/01/23 (d)		308	284,900

			2,994,440
Construction & Engineering — 0.6%
AECOM, 5.88%, 10/15/24		348	354,960
Aguila 3 SA, 7.88%, 1/31/18 (d)		400	401,000

Corporate Bonds		Par (000)	Value
Construction & Engineering (continued)
Aldesa Financial Services SA, 7.25%, 4/01/21	EUR	100	$84,495
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (d)	USD	139	119,540
Modular Space Corp., 10.25%, 1/31/19 (d)		837	334,800

			1,294,795
Construction Materials — 0.0%
Cemex SAB de CV, 4.38%, 3/05/23	EUR	100	98,080
Vulcan Materials Co., 7.50%, 6/15/21	USD	9	10,485

			108,565
Consumer Finance — 1.4%
Ally Financial, Inc.:
5.13%, 9/30/24		248	253,890
4.63%, 3/30/25		715	706,063
8.00%, 11/01/31		1,788	2,065,140
DFC Finance Corp., 10.50%, 6/15/20 (d)		210	123,900
Navient Corp.:
5.50%, 1/25/23		20	16,000
6.13%, 3/25/24		20	16,300
5.88%, 10/25/24		35	28,000

			3,209,293
Containers & Packaging — 1.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (d)		200	192,000
6.75%, 1/31/21 (d)		200	192,000
6.00%, 6/30/21 (d)		600	559,500
4.25%, 1/15/22	EUR	110	120,440
Ball Corp., 4.38%, 12/15/20	USD	102	103,594
Beverage Packaging Holdings Luxembourg II SA, 5.63%, 12/15/16 (d)		26	25,707
Greif, Inc., 7.75%, 8/01/19		69	76,245
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		420	427,220
8.25%, 2/15/21		474	456,225
Sealed Air Corp.:
4.88%, 12/01/22 (d)		279	279,697
5.13%, 12/01/24 (d)		414	414,000
6.88%, 7/15/33 (d)		63	64,417

			2,911,045
Distributors — 0.2%
American Tire Distributors, Inc., 10.25%, 3/01/22 (d)		473	432,795
Diversified Consumer Services — 0.3%
Service Corp. International:
4.50%, 11/15/20		300	303,000
5.38%, 1/15/22		220	229,350
5.38%, 5/15/24		185	190,550

			722,900
Diversified Financial Services — 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust:
4.63%, 10/30/20		693	709,459
5.00%, 10/01/21		620	638,600
Altice Financing SA:
6.50%, 1/15/22 (d)		360	356,400
5.25%, 2/15/23	EUR	100	108,165
6.63%, 2/15/23 (d)	USD	245	241,937
Altice U.S. Finance SA, 7.75%, 7/15/25 (d)		395	361,425
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	100	148,158
Mercury Bondco PLC, 8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (e)	EUR	200	217,340

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
MSCI, Inc., 5.75%, 8/15/25 (d)	USD	193	$197,825

			2,979,309
Diversified Telecommunication Services — 5.4%
Avaya, Inc.:
7.00%, 4/01/19 (d)		157	116,180
10.50%, 3/01/21 (d)		136	46,240
CenturyLink, Inc., 6.45%, 6/15/21		30	29,250
Columbus International, Inc., 7.38%, 3/30/21 (d)		370	366,300
Consolidated Communications, Inc., 6.50%, 10/01/22		80	67,200
Frontier Communications Corp.:
6.25%, 9/15/21		230	194,925
7.13%, 1/15/23		170	146,625
7.63%, 4/15/24		617	518,280
6.88%, 1/15/25		314	258,657
11.00%, 9/15/25 (d)		256	253,440
Intelsat Jackson Holdings SA, 5.50%, 8/01/23		873	685,305
Level 3 Financing, Inc.:
6.13%, 1/15/21		45	46,575
5.38%, 8/15/22		298	302,470
5.63%, 2/01/23		732	746,640
5.13%, 5/01/23 (d)		506	502,205
5.38%, 1/15/24 (d)		330	331,650
5.38%, 5/01/25 (d)		898	893,510
Sable International Finance Ltd., 6.88%, 8/01/22 (d)		200	193,000
Telecom Italia Capital SA:
6.00%, 9/30/34		570	525,825
7.20%, 7/18/36		140	141,400
Telecom Italia SpA:
6.38%, 6/24/19	GBP	150	240,177
5.88%, 5/19/23		200	317,018
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	200	233,924
6.75%, 8/15/24		210	249,329
Virgin Media Secured Finance PLC, 6.00%, 4/15/21	GBP	486	739,894
Wind Acquisition Finance SA:
6.50%, 4/30/20 (d)	USD	200	209,250
4.00%, 7/15/20	EUR	430	464,968
Zayo Group LLC/Zayo Capital, Inc.:
10.13%, 7/01/20	USD	639	688,523
6.00%, 4/01/23		1,409	1,331,505
6.38%, 5/15/25		320	297,600
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	100	100,797
5.88%, 1/15/25 (d)	USD	800	742,000

			11,980,662
Electric Utilities — 0.2%
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (d)		12	11,727
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.:
10.25%, 11/01/15 (a)(f)		56	3,640
10.50% (10.50% Cash or 11.25% PIK), 11/01/16 (a)(e)(f)		5,407	351,455
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	100	111,664

			478,486
Electrical Equipment — 0.2%
GrafTech International Ltd., 6.38%, 11/15/20	USD	103	59,740
Sensata Technologies BV:
5.63%, 11/01/24 (d)		72	73,620
5.00%, 10/01/25 (d)		206	201,365

Corporate Bonds		Par (000)	Value
Electrical Equipment (continued)
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	105	$117,396

			452,121
Electronic Equipment, Instruments & Components — 1.0%
Belden, Inc., 5.50%, 4/15/23		260	285,241
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22	USD	565	596,075
5.00%, 9/01/23		349	354,235
5.50%, 12/01/24		873	914,467

			2,150,018
Energy Equipment & Services — 0.2%
Transocean, Inc.:
3.00%, 10/15/17		199	176,488
6.00%, 3/15/18		266	236,740
6.50%, 11/15/20		93	64,170
4.30%, 10/15/22		32	16,960

			494,358
Food & Staples Retailing — 0.8%
Rite Aid Corp.:
9.25%, 3/15/20		90	95,175
6.75%, 6/15/21		559	585,553
6.13%, 4/01/23 (d)		947	980,145
7.70%, 2/15/27		100	116,500

			1,777,373
Food Products — 0.9%
Bakkavor Finance 2 PLC, 8.75%, 6/15/20	GBP	100	159,509
Boparan Finance PLC, 5.50%, 7/15/21		100	130,467
JBS USA LLC/JBS USA Finance, Inc., 5.75%, 6/15/25 (d)	USD	250	217,500
Post Holdings, Inc.:
6.75%, 12/01/21 (d)		210	214,200
7.75%, 3/15/24 (d)		514	538,415
8.00%, 7/15/25 (d)		211	223,660
R&R Pik PLC, 9.25% (9.25% Cash or 9.75% PIK), 5/15/18 (e)	EUR	213	234,400
Smithfield Foods, Inc.:
5.88%, 8/01/21 (d)	USD	52	53,560
6.63%, 8/15/22		120	124,500
WhiteWave Foods Co., 5.38%, 10/01/22		143	151,223

			2,047,434
Health Care Equipment & Supplies — 1.0%
Alere, Inc.:
7.25%, 7/01/18		315	322,087
6.50%, 6/15/20		318	305,280
6.38%, 7/01/23 (d)		235	219,725
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (d)		1,046	928,325
Hologic, Inc., 5.25%, 7/15/22 (d)		359	366,180

			2,141,597
Health Care Providers & Services — 5.3%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		85	79,475
5.63%, 2/15/23		554	523,530
Amsurg Corp., 5.63%, 7/15/22		837	828,630
Care UK Health & Social Care PLC, 5.58%, 7/15/19 (g)	GBP	100	133,784
Centene Corp., 4.75%, 5/15/22	USD	254	245,745
CHS/Community Health Systems, Inc., 6.88%, 2/01/22		603	572,096
DaVita HealthCare Partners, Inc.:
5.13%, 7/15/24		573	573,000
5.00%, 5/01/25		504	486,360
Envision Healthcare Corp., 5.13%, 7/01/22 (d)		345	338,100

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
Ephios Bondco PLC, 6.25%, 7/01/22	EUR	275	$310,005
ExamWorks Group, Inc., 5.63%, 4/15/23	USD	188	187,060
Fresenius Medical Care U.S. Finance II, Inc., 4.75%, 10/15/24 (d)		354	345,150
Fresenius U.S. Finance II, Inc., 4.50%, 1/15/23 (d)		127	128,270
HCA Holdings, Inc., 6.25%, 2/15/21		610	645,075
HCA, Inc.:
6.50%, 2/15/20		244	265,838
7.50%, 2/15/22		514	569,255
4.75%, 5/01/23		375	371,250
5.00%, 3/15/24		343	342,143
5.38%, 2/01/25		1,396	1,378,550
5.25%, 4/15/25		418	421,135
Series 1, 5.88%, 5/01/23		53	54,325
HealthSouth Corp.:
5.13%, 3/15/23		130	124,475
5.75%, 11/01/24 (d)		161	153,554
5.75%, 11/01/24		112	106,820
5.75%, 9/15/25 (d)		185	172,050
MEDNAX, Inc., 5.25%, 12/01/23 (d)		176	176,880
MPH Acquisition Holdings LLC, 6.63%, 4/01/22 (d)		90	90,225
Surgical Care Affiliates, Inc., 6.00%, 4/01/23 (d)		89	86,775
Tenet Healthcare Corp.:
6.25%, 11/01/18		69	72,623
4.01%, 6/15/20 (d)(g)		320	312,000
6.00%, 10/01/20		172	181,030
4.50%, 4/01/21		54	52,650
4.38%, 10/01/21		79	76,235
8.13%, 4/01/22		873	870,817
6.75%, 6/15/23		51	47,303
Truven Health Analytics, Inc., 10.63%, 6/01/20		180	180,900
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	100	146,684
WellCare Health Plans, Inc., 5.75%, 11/15/20	USD	120	123,600

			11,773,397
Hotels, Restaurants & Leisure — 3.5%
Aramark Services, Inc.:
5.75%, 3/15/20		448	463,400
5.13%, 1/15/24 (d)		206	209,863
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (d)		320	329,600
Boyd Gaming Corp., 6.88%, 5/15/23		978	1,004,895
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		570	541,500
Cirsa Funding Luxembourg SA, 5.88%, 5/15/23	EUR	100	102,970
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	50	77,417
International Game Technology PLC:
6.25%, 2/15/22 (d)	USD	200	187,000
4.75%, 2/15/23	EUR	125	127,015
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		215	243,092
MGM Resorts International:
5.25%, 3/31/20	USD	107	105,930
6.75%, 10/01/20		453	465,457
6.63%, 12/15/21		724	741,195
7.75%, 3/15/22		340	361,250
6.00%, 3/15/23		136	134,980
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (d)		41	41,615
Pinnacle Entertainment, Inc., 6.38%, 8/01/21		416	437,320
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	100	111,391
Snai SpA, 7.63%, 6/15/18		100	103,868

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Station Casinos LLC, 7.50%, 3/01/21	USD	1,050	$1,071,000
Sterling Entertainment Enterprises LLC, 9.75%, 11/25/19 (d)		475	470,250
Unique Pub Finance Co. PLC:
Series A4, 5.66%, 6/30/27	GBP	213	313,913
Series N, 6.46%, 3/30/32		100	126,167

			7,771,088
Household Durables — 1.7%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21	USD	109	110,363
Beazer Homes USA, Inc.:
6.63%, 4/15/18		111	112,249
7.50%, 9/15/21		155	142,213
CalAtlantic Group, Inc.:
6.63%, 5/01/20		255	277,950
8.38%, 1/15/21		750	870,000
Jarden Corp., 5.00%, 11/15/23 (d)		125	127,813
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (d)		45	38,700
KB Home, 4.75%, 5/15/19		110	106,700
Lennar Corp.:
4.50%, 11/15/19		40	40,675
4.75%, 11/15/22		376	372,804
LSF9 Balta Issuer SA, 7.75%, 9/15/22	EUR	100	113,990
Magnolia BC SA, 9.00%, 8/01/20		200	231,153
PulteGroup, Inc., 6.38%, 5/15/33	USD	30	30,450
Shea Homes LP/Shea Homes Funding Corp.:
5.88%, 4/01/23 (d)		270	276,750
6.13%, 4/01/25 (d)		233	239,407
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19		175	171,063
5.88%, 6/15/24		120	116,700
William Lyon Homes, Inc., 8.50%, 11/15/20		210	222,075
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (d)		230	197,800

			3,798,855
Household Products — 0.5%
HRG Group, Inc., 7.88%, 7/15/19 (d)		155	161,975
Spectrum Brands, Inc.:
6.38%, 11/15/20		100	106,250
6.63%, 11/15/22		395	416,725
6.13%, 12/15/24 (d)		119	123,760
5.75%, 7/15/25 (d)		387	396,675

			1,205,385
Independent Power and Renewable Electricity Producers — 1.2%
AES Corp.:
8.00%, 6/01/20		95	104,500
4.88%, 5/15/23		38	33,250
5.50%, 3/15/24		231	206,167
Calpine Corp.:
6.00%, 1/15/22 (d)		296	305,528
5.38%, 1/15/23		35	31,413
5.88%, 1/15/24 (d)		246	252,150
5.50%, 2/01/24		781	689,233
Dynegy, Inc., 6.75%, 11/01/19		495	465,300
NRG Energy, Inc.:
6.25%, 7/15/22		173	147,396
6.63%, 3/15/23		20	17,350
6.25%, 5/01/24		266	223,493
NRG Yield Operating LLC, 5.38%, 8/15/24		190	157,463
TerraForm Power Operating LLC, 6.13%, 6/15/25 (d)		74	59,570

			2,692,813

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Insurance — 0.4%
CNO Financial Group, Inc., 4.50%, 5/30/20	USD	62	$63,240
Genworth Holdings, Inc., 4.80%, 2/15/24		100	67,500
HUB International Ltd., 7.88%, 10/01/21 (d)		237	213,300
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	100	143,751
Radian Group, Inc., 5.25%, 6/15/20	USD	381	368,503

			856,294
Internet & Catalog Retail — 0.2%
Netflix, Inc., 5.50%, 2/15/22 (d)		449	460,225
Internet Software & Services — 0.1%
IAC/InterActiveCorp., 4.88%, 11/30/18		117	117,293
IT Services — 0.5%
Alliance Data Systems Corp., 5.38%, 8/01/22 (d)		225	214,313
Sabre GLBL, Inc.:
5.38%, 4/15/23 (d)		235	233,825
5.25%, 11/15/23 (d)		95	93,931
WEX, Inc., 4.75%, 2/01/23 (d)		620	564,200

			1,106,269
Leisure Products — 0.0%
Brunswick Corp., 4.63%, 5/15/21 (d)		84	83,790
Life Sciences Tools & Services — 0.6%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (d)		481	329,485
DPx Holdings BV, 7.50%, 2/01/22 (d)		190	185,250
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (d)		719	701,025
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (d)		70	66,850

			1,282,610
Machinery — 1.0%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (d)		310	223,200
CNH Industrial Finance Europe SA, 2.75%, 3/18/19	EUR	205	220,923
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22		100	77,349
Manitowoc Co., Inc., 5.88%, 10/15/22	USD	185	191,013
Schaeffler Holding Finance BV:
6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (e)	EUR	160	180,036
6.25% (6.25% Cash or 6.75% PIK), 11/15/19 (d)(e)	USD	482	503,690
5.75% (5.75% Cash or 6.50% PIK), 11/15/21 (e)	EUR	100	116,419
6.75% (6.75% Cash or 7.25% PIK), 11/15/22 (d)(e)	USD	482	518,150
Terex Corp., 6.00%, 5/15/21		190	174,800

			2,205,580
Marine — 0.2%
Global Ship Lease, Inc., 10.00%, 4/01/19 (d)		495	447,975
Media — 8.9%
Altice Luxembourg SA:
7.25%, 5/15/22	EUR	200	203,223
7.75%, 5/15/22 (d)	USD	795	717,487
6.25%, 2/15/25	EUR	100	91,695
7.63%, 2/15/25 (d)	USD	200	172,500
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (d)		926	928,315
Altice U.S. Finance II Corp., 7.75%, 7/15/25 (d)		389	355,935
AMC Networks, Inc.:
7.75%, 7/15/21		225	236,250
4.75%, 12/15/22		120	120,000

Corporate Bonds		Par (000)	Value
Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.50%, 4/30/21	USD	85	$88,400
5.13%, 5/01/23 (d)		227	227,000
5.88%, 5/01/27 (d)		803	798,985
CCOH Safari LLC, 5.75%, 2/15/26 (d)		722	723,805
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (a)(f)(i)		230	—
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (d)		130	117,000
Clear Channel International BV, 8.75%, 12/15/20 (d)		366	364,170
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22		331	319,415
Series B, 7.63%, 3/15/20		494	456,333
Series B, 6.50%, 11/15/22		1,092	1,064,700
CSC Holdings LLC, 5.25%, 6/01/24		586	514,215
DISH DBS Corp.:
5.13%, 5/01/20		311	307,890
6.75%, 6/01/21		180	181,350
5.00%, 3/15/23		220	190,850
5.88%, 11/15/24		503	447,670
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (d)		24	23,640
Gray Television, Inc., 7.50%, 10/01/20		71	72,953
iHeartCommunications, Inc.:
9.00%, 12/15/19		291	212,430
9.00%, 3/01/21		338	235,755
9.00%, 9/15/22		345	238,050
Interactive Data Corp., 5.88%, 4/15/19 (d)		629	641,580
Live Nation Entertainment, Inc.:
7.00%, 9/01/20 (d)		69	71,415
5.38%, 6/15/22 (d)		47	46,295
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (d)		125	126,250
Neptune Finco Corp.:
10.13%, 1/15/23 (d)		580	604,650
6.63%, 10/15/25 (d)		396	411,840
Nielsen Finance LLC/Nielsen Finance Co.:
4.50%, 10/01/20		320	324,800
5.00%, 4/15/22 (d)		610	602,375
Numericable-SFR SAS:
5.38%, 5/15/22	EUR	100	110,849
6.00%, 5/15/22 (d)	USD	1,200	1,164,000
5.63%, 5/15/24	EUR	100	109,898
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22	USD	389	397,753
5.63%, 2/15/24		37	38,017
5.88%, 3/15/25		180	182,700
Radio One, Inc., 7.38%, 4/15/22 (d)		60	53,400
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (d)		305	308,050
Regal Entertainment Group, 5.75%, 2/01/25		48	46,320
Sirius XM Radio, Inc.:
4.25%, 5/15/20 (d)		90	90,900
4.63%, 5/15/23 (d)		295	289,100
6.00%, 7/15/24 (d)		165	172,425
5.38%, 4/15/25 (d)		765	769,781
Townsquare Media, Inc., 6.50%, 4/01/23 (d)		48	43,920
Trader Corp., 9.88%, 8/15/18 (d)		173	179,920
Tribune Media Co., 5.88%, 7/15/22 (d)		590	590,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (d)		200	199,500
4.00%, 1/15/25	EUR	148	154,808
5.00%, 1/15/25 (d)	USD	206	196,730

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Media (continued)
4.63%, 2/15/26	EUR	100	$108,317
3.50%, 1/15/27		211	210,961
Univision Communications, Inc.:
8.50%, 5/15/21 (d)	USD	178	182,005
5.13%, 5/15/23 (d)		1,160	1,116,500
5.13%, 2/15/25 (d)		411	390,450
Virgin Media Finance PLC, 5.75%, 1/15/25 (d)		400	385,000

			19,730,525
Metals & Mining — 2.0%
Alcoa, Inc.:
6.15%, 8/15/20		535	552,387
5.13%, 10/01/24		400	364,000
5.90%, 2/01/27		14	12,845
5.95%, 2/01/37		18	14,490
ArcelorMittal, 6.13%, 6/01/18		20	18,300
Constellium NV:
8.00%, 1/15/23 (d)		610	477,325
5.75%, 5/15/24 (d)		755	513,400
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	130	137,746
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (d)	USD	58	36,395
7.25%, 5/15/22 (d)		187	116,875
Joseph T. Ryerson & Son, Inc., 9.00%, 10/15/17		110	84,700
Novelis, Inc.:
8.38%, 12/15/17		245	238,263
8.75%, 12/15/20		684	627,570
Officine Maccaferri SpA, 5.75%, 6/01/21	EUR	100	98,895
Ovako AB, 6.50%, 6/01/19		100	77,410
Steel Dynamics, Inc.:
5.13%, 10/01/21	USD	165	152,625
5.25%, 4/15/23		278	253,675
5.50%, 10/01/24		57	52,013
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.38%, 2/01/20 (d)		123	76,260
Teck Resources Ltd.:
3.00%, 3/01/19		155	96,100
5.20%, 3/01/42		103	43,260
5.40%, 2/01/43		47	19,740
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (d)		494	374,205

			4,438,479
Multiline Retail — 1.2%
Debenhams PLC, 5.25%, 7/15/21	GBP	115	168,676
Dollar Tree, Inc.:
5.25%, 3/01/20 (d)	USD	79	81,567
5.75%, 3/01/23 (d)		1,709	1,768,815
Family Dollar Stores, Inc., 5.00%, 2/01/21		176	180,193
Hema Bondco I BV, 6.25%, 6/15/19	EUR	100	80,855
New Look Secured Issuer PLC, 6.50%, 7/01/22	GBP	300	437,973

			2,718,079
Oil, Gas & Consumable Fuels — 8.3%
Antero Resources Corp.:
5.38%, 11/01/21	USD	532	425,600
5.13%, 12/01/22		36	27,360
Berry Petroleum Co. LLC, 6.38%, 9/15/22		58	14,065
Bonanza Creek Energy, Inc.:
6.75%, 4/15/21		173	104,665
5.75%, 2/01/23		362	188,240
Calfrac Holdings LP, 7.50%, 12/01/20 (d)		643	255,593
California Resources Corp.:
5.50%, 9/15/21		140	44,100

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
8.00%, 12/15/22 (d)	USD	1,032	$543,090
6.00%, 11/15/24		208	63,440
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		203	164,430
Concho Resources, Inc.:
6.50%, 1/15/22		26	24,960
5.50%, 10/01/22		155	141,050
5.50%, 4/01/23		181	167,425
CONSOL Energy, Inc., 5.88%, 4/15/22		1,025	635,500
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (d)		375	351,563
7.75%, 2/15/23 (d)		100	94,000
Denbury Resources, Inc.:
6.38%, 8/15/21		104	37,440
5.50%, 5/01/22		175	58,097
4.63%, 7/15/23		18	5,794
Diamondback Energy, Inc., 7.63%, 10/01/21		216	218,160
Energy Transfer Equity LP:
7.50%, 10/15/20		90	83,250
5.88%, 1/15/24		583	475,145
EP Energy LLC/Everest Acquisition Finance, Inc.:
9.38%, 5/01/20		466	297,075
6.38%, 6/15/23		99	49,500
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		27	22,815
6.75%, 8/01/22		80	68,000
6.00%, 5/15/23		101	80,800
Gulfport Energy Corp., 7.75%, 11/01/20		217	194,215
Halcon Resources Corp., 8.63%, 2/01/20 (d)		144	99,360
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (d)		215	178,450
Laredo Petroleum, Inc., 7.38%, 5/01/22		212	195,040
Linn Energy LLC/Linn Energy Finance Corp.:
8.63%, 4/15/20		6	1,028
12.00%, 12/15/20 (d)		66	33,000
7.75%, 2/01/21		213	30,885
Matador Resources Co., 6.88%, 4/15/23		74	68,820
MEG Energy Corp.:
6.50%, 3/15/21 (d)		501	350,700
6.38%, 1/30/23 (d)		227	155,495
7.00%, 3/31/24 (d)		1,163	825,730
Memorial Production Partners LP/Memorial Production Finance Corp.:
7.63%, 5/01/21		79	23,700
6.88%, 8/01/22		163	48,900
Memorial Resource Development Corp., 5.88%, 7/01/22		624	546,000
MPLX LP:
4.50%, 7/15/23 (d)		643	575,292
4.88%, 6/01/25 (d)		271	242,545
Newfield Exploration Co., 5.63%, 7/01/24		52	44,330
NGPL PipeCo LLC:
7.12%, 12/15/17 (d)		37	34,410
9.63%, 6/01/19 (d)		92	86,020
7.77%, 12/15/37 (d)		276	218,040
Oasis Petroleum, Inc.:
7.25%, 2/01/19		120	86,100
6.50%, 11/01/21		158	104,675
6.88%, 1/15/23		85	52,700
ONEOK, Inc., 7.50%, 9/01/23		110	91,575
Paramount Resources Ltd., 6.88%, 6/30/23 (d)		179	141,410
Parsley Energy LLC/Parsley Finance Corp., 7.50%, 2/15/22 (d)		278	265,490
PBF Logistics LP/PBF Logistics Finance Corp., 6.88%, 5/15/23		44	40,040
Peabody Energy Corp., 6.00%, 11/15/18		250	46,250
Precision Drilling Corp., 5.25%, 11/15/24		173	117,640

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
QEP Resources, Inc.:
5.38%, 10/01/22	USD	65	$46,800
5.25%, 5/01/23		161	114,310
Range Resources Corp., 5.00%, 8/15/22		37	27,657
Rockies Express Pipeline LLC:
5.63%, 4/15/20 (d)		355	326,600
6.88%, 4/15/40 (d)		346	297,560
Rose Rock Midstream LP/Rose Rock Finance Corp.:
5.63%, 7/15/22		37	26,270
5.63%, 11/15/23 (d)		223	158,330
RSP Permian, Inc.:
6.63%, 10/01/22		119	109,480
6.63%, 10/01/22 (d)		80	73,600
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		245	225,400
6.25%, 3/15/22		350	323,750
5.63%, 4/15/23		420	368,550
5.75%, 5/15/24		1,458	1,268,460
5.63%, 3/01/25 (d)		146	123,553
Sabine Pass LNG LP:
7.50%, 11/30/16		625	621,875
6.50%, 11/01/20		313	303,610
Sanchez Energy Corp., 6.13%, 1/15/23		800	432,000
SandRidge Energy, Inc.:
7.50%, 3/15/21		25	2,625
8.13%, 10/16/22 (h)		138	26,479
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (d)		760	684,000
6.75%, 5/01/23 (d)		150	126,000
SM Energy Co.:
6.50%, 11/15/21		137	102,065
6.13%, 11/15/22		945	694,575
6.50%, 1/01/23		28	20,580
5.00%, 1/15/24		120	78,000
5.63%, 6/01/25		32	21,120
Southern Star Central Corp., 5.13%, 7/15/22 (d)		162	133,650
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.38%, 8/01/22		355	306,187
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (d)		272	257,720
Whiting Petroleum Corp.:
1.25%, 4/01/20 (d)(h)		1,081	735,080
5.75%, 3/15/21		500	364,500
6.25%, 4/01/23		214	154,080
Williams Cos., Inc.:
3.70%, 1/15/23		72	49,735
4.55%, 6/24/24		247	171,561
WPX Energy, Inc., 5.25%, 9/15/24		203	133,980

			18,448,739
Paper & Forest Products — 0.3%
Clearwater Paper Corp., 4.50%, 2/01/23		21	19,740
Louisiana-Pacific Corp., 7.50%, 6/01/20		100	103,750
Norbord, Inc., 6.25%, 4/15/23 (d)		117	115,537
PH Glatfelter Co., 5.38%, 10/15/20		34	34,000
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (d)		417	369,045

			642,072
Pharmaceuticals — 2.9%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (d)(e)		75	73,125
Concordia Healthcare Corp., 7.00%, 4/15/23 (d)		75	65,063

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/22 (d)	USD	51	$52,147
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00%, 7/15/23 (d)		826	821,870
6.00%, 2/01/25 (d)		767	755,495
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (d)		50	48,125
5.75%, 8/01/22 (d)		80	76,800
PRA Holdings, Inc., 9.50%, 10/01/23 (d)		40	43,500
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (d)		40	39,640
5.38%, 3/15/20 (d)		1,305	1,226,700
7.00%, 10/01/20 (d)		89	88,777
6.38%, 10/15/20 (d)		935	902,275
7.50%, 7/15/21 (d)		550	548,625
5.63%, 12/01/21 (d)		53	48,760
7.25%, 7/15/22 (d)		55	53,763
5.50%, 3/01/23 (d)		729	641,520
4.50%, 5/15/23	EUR	125	117,845
5.88%, 5/15/23 (d)	USD	596	531,930
6.13%, 4/15/25 (d)		271	241,867

			6,377,827
Real Estate Investment Trusts (REITs) — 1.3%
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, 10/15/23		354	299,130
Corrections Corp. of America:
5.00%, 10/15/22		100	99,500
4.63%, 5/01/23		33	31,845
Crown Castle International Corp.:
4.88%, 4/15/22		54	56,025
5.25%, 1/15/23		536	563,470
Equinix, Inc., 5.88%, 1/15/26		305	314,150
ESH Hospitality, Inc., 5.25%, 5/01/25 (d)		288	280,800
FelCor Lodging LP:
5.63%, 3/01/23		68	69,020
6.00%, 6/01/25		331	335,965
GEO Group, Inc., 5.88%, 10/15/24		220	213,400
Iron Mountain, Inc., 6.00%, 10/01/20 (d)		250	263,750
RHP Hotel Properties LP/RHP Finance Corp.:
5.00%, 4/15/21		167	169,923
5.00%, 4/15/23		230	230,000

			2,926,978
Real Estate Management & Development — 0.6%
Aroundtown Property Holdings PLC, 3.00%, 12/09/21	EUR	100	107,045
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 2/15/21 (d)	USD	122	103,700
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (d)		57	57,000
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (d)		387	397,643
5.25%, 12/01/21 (d)		558	571,950
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (d)		69	69,000
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (a)(f)		95	—

			1,306,338
Road & Rail — 0.7%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.13%, 6/01/22 (d)		75	74,063
5.50%, 4/01/23		188	188,470
5.25%, 3/15/25 (d)		210	198,975

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Road & Rail (continued)
EC Finance PLC, 5.13%, 7/15/21	EUR	100	$112,251
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (d)	USD	305	279,075
Hertz Corp.:
6.75%, 4/15/19		120	122,580
7.38%, 1/15/21		165	171,187
JCH Parent, Inc., 10.50% (10.50% Cash or 11.25% PIK), 3/15/19 (d)(e)		439	267,864
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (d)		99	97,515

			1,511,980
Semiconductors & Semiconductor Equipment — 0.8%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		65	44,200
Micron Technology, Inc., 5.25%, 1/15/24 (d)		195	171,600
NXP BV/NXP Funding LLC:
4.13%, 6/15/20 (d)		245	245,000
5.75%, 2/15/21 (d)		420	436,800
4.63%, 6/15/22 (d)		830	815,475

			1,713,075
Software — 3.6%
Audatex North America, Inc.:
6.00%, 6/15/21 (d)		245	246,837
6.13%, 11/01/23 (d)		350	352,187
Ensemble S Merger Sub, Inc., 9.00%, 9/30/23 (d)		110	106,287
First Data Corp.:
5.38%, 8/15/23 (d)		1,075	1,080,375
7.00%, 12/01/23 (d)		2,525	2,525,000
5.00%, 1/15/24 (d)		552	549,240
5.75%, 1/15/24 (d)		1,671	1,645,935
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (d)(e)		404	291,890
Infor U.S., Inc., 6.50%, 5/15/22 (d)		543	458,835
Informatica LLC, 7.13%, 7/15/23 (d)		345	312,225
Nuance Communications, Inc., 5.38%, 8/15/20 (d)		215	215,284
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23 (d)		290	299,425

			8,083,520
Specialty Retail — 1.3%
3AB Optique Developpement SAS, 5.63%, 4/15/19	EUR	100	97,265
Asbury Automotive Group, Inc., 6.00%, 12/15/24	USD	142	146,615
CST Brands, Inc., 5.00%, 5/01/23		59	58,410
L Brands, Inc.:
5.63%, 2/15/22		220	233,750
6.88%, 11/01/35 (d)		453	465,457
Michaels Stores, Inc., 5.88%, 12/15/20 (d)		162	167,467
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (d)		838	620,120
Party City Holdings, Inc., 6.13%, 8/15/23 (d)		93	90,210
Penske Automotive Group, Inc.:
5.75%, 10/01/22		541	555,877
5.38%, 12/01/24		166	167,660
Sally Holdings LLC/Sally Capital, Inc., 5.50%, 11/01/23		121	123,723
THOM Europe SAS, 7.38%, 7/15/19	EUR	120	135,464

			2,862,018
Technology Hardware, Storage & Peripherals — 0.0%
Dell, Inc., 6.50%, 4/15/38	USD	42	34,440

Corporate Bonds		Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co.:
6.88%, 5/01/22	USD	160	$171,200
5.00%, 5/01/25		185	184,075
Springs Industries, Inc., 6.25%, 6/01/21		133	131,670

			486,945
Thrifts & Mortgage Finance — 0.4%
Jefferies Finance LLC/JFIN Co-Issuer Corp.:
7.38%, 4/01/20 (d)		200	177,500
6.88%, 4/15/22 (d)		651	546,840
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (d)		110	111,650

			835,990
Trading Companies & Distributors — 2.8%
Aircastle Ltd.:
7.63%, 4/15/20		12	13,500
5.13%, 3/15/21		137	140,767
5.50%, 2/15/22		85	87,125
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (d)		126	126,945
Beacon Roofing Supply, Inc., 6.38%, 10/01/23 (d)		226	230,237
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (d)		244	219,600
HD Supply, Inc.:
7.50%, 7/15/20		2,372	2,466,880
5.25%, 12/15/21 (d)		1,037	1,057,740
International Lease Finance Corp.:
8.25%, 12/15/20		150	177,375
4.63%, 4/15/21		71	72,775
5.88%, 8/15/22		480	511,200
Travis Perkins PLC, 4.38%, 9/15/21	GBP	100	148,842
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	64	67,520
8.25%, 2/01/21		102	106,717
7.63%, 4/15/22		65	69,465
5.75%, 11/15/24		96	95,040
5.50%, 7/15/25		596	578,120

			6,169,848
Transportation Infrastructure — 0.0%
Silk Bidco AS, 7.50%, 2/01/22	EUR	100	111,664
Wireless Telecommunication Services — 3.0%
Digicel Ltd., 6.00%, 4/15/21 (d)	USD	615	518,137
Intelsat Luxembourg SA, 8.13%, 6/01/23		310	140,275
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	100	98,840
Play Finance 2 SA, 5.25%, 2/01/19		110	122,257
SBA Communications Corp.:
5.63%, 10/01/19	USD	60	62,550
4.88%, 7/15/22		472	464,920
Sprint Capital Corp.:
6.88%, 11/15/28		180	125,550
8.75%, 3/15/32		165	123,750
Sprint Communications, Inc.:
9.00%, 11/15/18 (d)		1,324	1,393,510
7.00%, 3/01/20 (d)		361	361,903
Sprint Corp.:
7.25%, 9/15/21		400	301,880
7.88%, 9/15/23		254	190,754
7.13%, 6/15/24		188	135,595
7.63%, 2/15/25		530	386,900
T-Mobile USA, Inc.:
6.54%, 4/28/20		100	104,250
6.25%, 4/01/21		320	329,600
6.63%, 4/28/21		162	168,075

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (continued)
6.13%, 1/15/22	USD	38	$39,045
6.73%, 4/28/22		575	599,437
6.38%, 3/01/25		242	244,420
6.50%, 1/15/26		769	776,298

			6,687,946
Total Corporate Bonds — 78.1%			173,991,216

Floating Rate Loan Interests (g)
Aerospace & Defense — 0.0%
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		60	41,548
Air Freight & Logistics — 0.1%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		115	94,029
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		119	97,423
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		20	16,797
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		164	134,377

			342,626
Airlines — 0.1%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.50%, 4/28/22		169	163,336
Chemicals — 0.3%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 4/10/18		544	505,408
MacDermid, Inc. (Platform Specialty Products Corp.), Term Loan B3 USD, 5.50%, 6/07/20		142	137,148

			642,556
Communications Equipment — 0.1%
Blue Coat Holdings, Inc., Initial Term Loan, 4.50%, 5/20/22		63	60,743
Commscope, Inc., Tranche 5 Term Loan (2015), 3.75% - 3.83%, 12/29/22		109	108,310

			169,053
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		248	234,203
Construction Materials — 0.0%
Stardust Finance Holdings, Inc., Senior Lien Term Loan, 6.50%, 3/14/22		68	66,031
Diversified Consumer Services — 0.1%
Houghton Mifflin Harcourt Co., Term Loan, 4.00%, 5/28/21		238	228,353
Diversified Telecommunication Services — 0.4%
Avaya, Inc., Term B-7 Loan, 6.25%, 5/29/20		177	122,139
LightSquared LP, Term Loan, 9.75%, 6/15/20		900	821,250

			943,389
Electric Utilities — 0.3%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 6/19/16		214	213,001
Texas Competitive Electric Holdings Co. LLC (TXU), DIP Delayed Draw Term Loan (2014), 3.75%, 5/05/16		423	419,035

			632,036

Floating Rate Loan Interests (g)		Par (000)	Value
Food & Staples Retailing — 0.0%
BJ’s Wholesale Club, Inc., 2013 (November) Replacement Loan (Second Lien), 8.50%, 3/26/20	USD	110	$97,716
Health Care Equipment & Supplies — 0.1%
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 4.25%, 6/20/22		81	79,806
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		205	198,842

			278,648
Health Care Providers & Services — 0.1%
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Tranche B-2 Term Loan, 4.50%, 10/28/22		154	152,845
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 5.25%, 11/03/20		74	73,301

			226,146
Hotels, Restaurants & Leisure — 0.6%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		239	223,875
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		205	204,931
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		1,070	969,116
Station Casinos LLC, B Term Loan, 4.25%, 3/02/20		56	54,725

			1,452,647
Insurance — 0.1%
AssuredPartners, Inc., First Lien Term Loan, 5.75%, 10/21/22		139	137,842
Life Sciences Tools & Services — 0.2%
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		306	296,839
Sterigenics-Nordion Holdings LLC, Initial Term Loan, 4.25%, 5/16/22		70	68,275

			365,114
Machinery — 0.3%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (AKA Hamilton Sundstrand), Refinancing Term Loan, 4.00%, 12/13/19		323	272,639
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		338	316,737

			589,376
Media — 0.5%
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		128	123,204
Term Loan (Second Lien), 7.50%, 7/25/22		195	173,688
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.):
Term Loan, 0.00%, 6/30/16 (a)(f)		49	—
Term Loan, 7.00%, 3/31/20		478	464,531
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 7.17%, 1/30/19		584	407,680
Univision Communications, Inc., Replacement First-Lien Term Loan, 4.00%, 3/01/20		22	21,138

			1,190,241
Metals & Mining — 0.1%
Novelis, Inc., Initial Term Loan, 4.00%, 6/02/22		130	123,231

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Floating Rate Loan Interests (g)		Par (000)	Value
Oil, Gas & Consumable Fuels — 0.1%
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18	USD	154	$152,113
Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International, Inc.:
Series E1 Tranche B Term Loan, 3.75%, 8/05/20		138	132,135
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22		170	162,740

			294,875
Real Estate Management & Development — 0.0%
Realogy Group LLC (FKA Realogy Corp.), Extended Synthetic Commitment, 0.27% - 4.40%, 10/10/16		12	12,154
Road & Rail — 0.2%
Hertz Corp., Tranche B-2 Term Loan, 3.00%, 3/11/18		359	354,876
Semiconductors & Semiconductor Equipment — 0.4%
Avago Technologies, Term Loan B, 3.50%, 11/11/22		595	587,937
Microsemi Corp., Term Loan, 4.50%, 12/17/22		84	82,362
NXP BV (NXP Funding LLC), Tranche B Loan, 3.75%, 12/07/20		234	232,720

			903,019
Software — 0.7%
Epicor Software Corporation (FKA Eagle Parent, Inc.), Term B Loan, 4.75%, 6/01/22		307	299,440
First Data Corp.:
2018 New Dollar Term Loan, 3.92%, 3/23/18		752	740,874
2018B Second New Term Loan, 3.92%, 9/24/18		50	49,250
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		334	321,118
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		174	173,029
TIBCO Software, Inc., Term Loan, 6.50%, 12/04/20		39	35,730

			1,619,441
Total Floating Rate Loan Interests — 5.0%			11,260,570

Foreign Agency Obligations
Canada — 0.1%
NOVA Chemicals Corp., 5.00%, 5/01/25 (d)		143	137,995
Germany — 0.0%
HSH Nordbank AG, 0.72%, 2/14/17 (g)	EUR	50	49,096
Total Foreign Agency Obligations — 0.1%			187,091

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (d)(g)	USD	442	441,826

Other Interests (j)	Beneficial Interest (000)
Household Durables — 0.1%
Stanley-Martin, Class B Membership Units (a)	—	(k)	312,300

Preferred Securities
Capital Trusts(g)		Par (000)	Value
Banks — 2.7%
Banco Bilbao Vizcaya Argentaria SA, 7.00% (l)	EUR	200	$213,248
Banco Popular Espanol SA, 8.25% (l)		200	203,793
Bank of America Corp.:
Series AA, 6.10% (l)	USD	88	89,210
Series V, 5.13% (l)		300	285,750
Series X, 6.25% (l)		958	960,395
Series Z, 6.50% (l)		355	374,081
Bank of Ireland, 7.38% (l)	EUR	200	226,615
Citigroup, Inc.:
5.95% (l)	USD	150	146,775
Series N, 5.80% (l)		80	79,320
Series O, 5.88% (l)		315	312,637
Series P, 5.95% (l)		690	664,125
Series R, 6.13% (l)		170	173,400
JPMorgan Chase & Co.:
Series 1, 7.90% (l)		325	330,850
Series V, 5.00% (l)		600	570,000
Series Z, 5.30% (l)		453	451,301
Santander UK Group Holdings PLC, 7.38% (l)	GBP	200	299,264
Wells Fargo & Co.:
Series S, 5.90% (l)	USD	355	358,106
Series U, 5.88% (l)		307	323,117

			6,061,987
Capital Markets — 0.6%
Goldman Sachs Group, Inc., Series L, 5.70% (l)		518	514,763
Morgan Stanley:
Series H, 5.45% (l)		175	170,844
Series J, 5.55% (l)		200	200,000
State Street Corp., Series F, 5.25% (l)		19	19,024
UBS Group AG:
5.75% (l)	EUR	200	227,947
7.00% (l)	USD	200	211,500

			1,344,078
Consumer Finance — 0.1%
American Express Co., Series C, 4.90% (l)		298	283,100
Electric Utilities — 0.1%
Enel SpA, 6.50%, 1/10/74	EUR	100	117,451
Gas Natural Fenosa Finance BV, 3.38% (l)		200	188,009

			305,460
Wireless Telecommunication Services — 0.2%
Orange SA, 4.00% (l)		125	134,051
Telefonica Europe BV, 4.20% (l)		200	213,819

			347,870
Total Capital Trusts — 3.7%			8,342,495

Preferred Stocks		Shares
Consumer Finance — 0.0%
Ally Financial, Inc., Series A, 8.50% (g)		1,670	43,019
Diversified Financial Services — 0.1%
Concrete Investment II SCA (a)		623	77,184
RBS Capital Funding Trust VI, Series F, 6.25%		6,875	172,769

			249,953

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Preferred Stocks	Shares	Value
Hotels, Restaurants & Leisure — 0.5%
Amaya, Inc. (a)	1,516	$953,731
Total Preferred Stocks — 0.6%		1,246,703

Trust Preferreds
Consumer Finance — 0.4%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (g)	32,966	836,018
Diversified Financial Services — 0.1%
RBS Capital Funding Trust VII, Series G, 6.08% (l)	9,177	228,783
Total Trust Preferreds — 0.5%		1,064,801
Total Preferred Securities — 4.8%		10,653,999

		Value
Total Long-Term Investments (Cost — $ 222,297,731) — 91.7%		$204,406,145

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (m)(n)	13,560,297	13,560,297
Total Short-Term Securities (Cost — $ 13,560,297) — 6.1%		13,560,297
Total Investments — 97.8% (Cost — $ 235,858,028)		217,966,442
Other Assets Less Liabilities — 2.2%		4,914,229

Net Assets — 100.0%		$222,880,671

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $1,200 and an original cost of $1,200 which was less than 0.05% of its net assets.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Variable rate security. Rate as of period end.

(h)	Convertible security.

(i)	Zero-coupon bond.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Amount is less than $500.

(l)	Perpetual security with no stated maturity date.

(m)	During the year ended December 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at December 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	9,095,612	4,464,685	13,560,297	$8,261	$261

(n)	Current yield as of period end.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

      Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)

(4)	Euro-Bobl	March 2016	USD	568,025	$ 5,039
(2)	Euro-Bund	March 2016	USD	343,241	4,911
(4)	Long Gilt British	March 2016	USD	688,574	3,180
(19)	Russell 2000 Mini Index	March 2016	USD	2,149,850	(45,843)
(136)	S&P 500 E-Mini Index	March 2016	USD	13,840,720	(210,333)

Total					$(243,046)

      Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CAD	208,000	USD	154,155	Goldman Sachs International	1/06/16	$ (3,831)
CAD	209,000	USD	154,282	Northern Trust Corp.	1/06/16	(3,236)
USD	2,329,862	CAD	3,114,000	HSBC Bank PLC	1/06/16	79,345
USD	76,453	EUR	70,000	Morgan Stanley & Co. International PLC	1/06/16	368
USD	10,289,137	EUR	9,714,000	UBS AG	1/06/16	(269,198)
USD	4,186,160	GBP	2,786,000	BNP Paribas S.A.	1/06/16	78,954

Total						$(117,598)

      Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation

CDX.NA.HY Series 25 Version 1	5.00%	12/20/20	B+	USD 13,260	$11,848

[1]	Using Standard & Poor’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

      OTC Credit Default Swaps — Sell Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Depreciation

Astaldi SpA	5.00%	Citibank N.A.	12/20/20	B+	EUR	20	$(2,999)	$(1,714)	$(1,285)

[1]	Using Standard & Poor’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$13,130	—	$ 13,130
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$158,667	—	—	158,667
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$11,848	—	—	—	—	11,848

Total		—	$11,848	—	$158,667	$13,130	—	$183,645

Liabilities — Derivative Financial Instruments

Financial futures contracts	Net unrealized depreciation[1]	—	—	$256,176	—	—	—	$256,176
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$276,265	—	—	276,265
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$ 2,999	—	—	—	—	2,999

Total		—	$ 2,999	$256,176	$276,265	—	—	$535,440

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Financial futures contracts	—	—	$(354,669)	—	$34,348	—	$ (320,321)
Foreign currency transactions	—	—	—	$3,047,219	—	—	3,047,219
Swaps	—	$220,568	—	—	—	—	220,568

Total	—	$220,568	$(354,669)	$3,047,219	$34,348	—	$2,947,466

Net Change in Unrealized Appreciation (Depreciation) on:

Financial futures contracts	—	—	$ 141,807	—	$13,130	—	$ 154,937
Foreign currency translations	—	—	—	$ (983,222)	—	—	(983,222)
Swaps	—	$16,394	—	—	—	—	16,394

Total	—	$16,394	$ 141,807	$ (983,222)	$13,130	—	$(811,891)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$13,189,002
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$18,455,690
Average amounts sold — in USD	$1,028,625
Credit default swaps:
Average notional value — buy protection	$4,749
Average notional value — sell protection	$9,691,858

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to the Financial Statements.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$152,410	$1,946
Forward foreign currency exchange contracts	158,667	276,265
Swaps — centrally cleared	—	5,781
Swaps — OTC[1]	—	2,999

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$311,077	$286,991
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(152,410)	(7,727)

Total derivative assets and liabilities subject to an MNA	$158,667	$279,264

[1]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
BNP Paribas S.A.	$ 78,954	—	—	—	$ 78,954
HSBC Bank PLC	79,345	—	—	—	79,345
Morgan Stanley & Co. International PLC	368	—	—	—	368

Total	$158,667	—	—	—	$158,667

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Citibank N.A.	$ 2,999	—	—	—	$ 2,999
Goldman Sachs International	3,831	—	—	—	3,831
Northern Trust Corp	3,236	—	—	—	3,236
UBS AG	269,198	—	—	—	269,198

Total	$279,264	—	—	—	$279,264

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock High Yield V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statement.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks	$5,047,834	$2,510,109	$1,200	$7,559,143
Corporate Bonds	—	173,346,549	644,667	173,991,216
Floating Rate Loan Interests	—	10,951,788	308,782	11,260,570
Foreign Agency Obligations	—	187,091	—	187,091
Non-Agency Mortgage-Backed Securities	—	441,826	—	441,826
Other Interests	—	—	312,300	312,300
Preferred Securities	1,280,589	8,342,495	1,030,915	10,653,999
Short-Term Securities	13,560,297	—	—	13,560,297

Total	$19,888,720	$195,779,858	$2,297,864	$217,966,442

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$11,848	—	$11,848
Foreign currency exchange contracts	—	158,667	—	158,667
Interest rate contracts	$13,130	—	—	13,130
Liabilities:
Credit contracts	—	(1,285)	—	(1,285)
Equity contracts	(256,176)	—	—	(256,176)
Foreign currency exchange contracts	—	(276,265)	—	(276,265)

Total	$(243,046)	$(107,035)	—	$(350,081)

[1]    Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Cash	$6,145	—	—	$6,145
Foreign currency at value	245,386	—	—	245,386
Cash pledged for financial futures contracts	752,570	—	—	752,570
Cash pledged for centrally cleared swaps	811,600	—	—	811,600

Total	$1,815,701	—	—	$1,815,701

During the period ended December 31, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

Schedule of Investments (concluded)	BlackRock High Yield V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Total
Assets:
Opening Balance, as of December 31, 2014	—	$742,307	$1,329,102	$316,575	$1,814,169	$4,202,153
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	(571,678)	—	—	(571,678)
Accrued discounts/premiums	—	—	1,151	—	—	1,151
Net realized gain (loss)	$(744,580)	(150,119)	(11,241)	—	—	(905,940)
Net change in unrealized appreciation (depreciation)[1,2]	744,580	157,777	58,917	(4,275)	(783,254)	173,745
Purchases	1,200	199,174	463,905	—	—	664,279
Sales	—	(304,472)	(961,374)	—	—	(1,265,846)

Closing Balance, as of December 31, 2015	$1,200	$644,667	$308,782	$312,300	$1,030,915	$2,297,864

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015[2]	—	$(14,250)	$(11,179)	$(4,275)	$(783,254)	$(812,958)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Assets and Liabilities

December 31, 2015	BlackRock High Yield V.I. Fund

Assets

Investments at value — unaffiliated (cost — $222,297,731)	$204,406,145
Investments at value — affiliated (cost — $13,560,297)	13,560,297
Cash	6,145
Cash pledged:
Financial futures contracts	752,570
Centrally cleared swaps	811,600
Foreign currency at value (cost — $246,855)	245,386
Receivables:
Investments sold	1,522,860
Capital shares sold	993,808
Dividends — affiliated	2,021
Interest	3,294,443
From the Manager	75,344
Unrealized appreciation on forward foreign currency exchange contracts	158,667
Variation margin receivable on financial futures contracts	152,410
Prepaid expenses	1,306
Other assets	6,635

Total assets	225,989,637

Liabilities

Payables:
Investments purchased	1,516,505
Capital shares redeemed	15,895
Distribution fees	19,374
Income dividends	957,593
Investment advisory fees	98,126
Officer’s and Directors’ fees	4,849
Other affiliates	587
Other accrued expenses	209,046
Swap premiums received	1,714
Unrealized depreciation on:
Forward foreign currency exchange contracts	276,265
OTC swaps	1,285
Variation margin payable on financial futures contracts	1,946
Variation margin payable on centrally cleared swaps	5,781
Commitments	— [1]

Total liabilities	3,108,966

Net Assets	$222,880,671

Net Assets Consist of

Paid-in capital	$269,383,523
Undistributed net investment income	708,670
Accumulated net realized loss	(28,963,462)
Net unrealized appreciation (depreciation)	(18,248,060)

Net Assets	$222,880,671

Net Asset Value

Class I — Based on net assets of $127,741,864 and 18,877,054 shares outstanding, 200 million shares authorized, $0.10 par value	$6.77

Class III — Based on net assets of $95,138,807 and 14,067,074 shares outstanding, 100 million shares authorized, $0.10 par value	$6.76

[1]	See Note 4 of the Notes to Financial Statements for details of commitments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	21

Statement of Operations

Year Ended December 31, 2015	BlackRock High Yield V.I. Fund

Investment Income
Interest	$12,137,626
Dividends — unaffiliated	145,976
Dividends — affiliated	8,261
Foreign taxes withheld	(1,619)

Total income	12,290,244

Expenses
Investment advisory	1,174,825
Transfer agent	5,000
Transfer agent — Class I	253,652
Transfer agent — Class III	145,580
Distribution — Class III	218,970
Professional	73,137
Accounting services	52,674
Custodian	39,690
Printing	26,617
Officer and Directors	23,259
Registration	2,663
Miscellaneous	24,097

Total expenses	2,040,164
Less:
Fees waived by the Manager	(6,019)
Transfer agent fees reimbursed — Class I	(173,263)
Transfer agent fees reimbursed — Class III	(101,410)

Total expenses after fees waived and reimbursed	1,759,472

Net investment income	10,530,772

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(7,467,442)
Capital gain distributions received from affiliated investment companies	261
Financial futures contracts	(320,321)
Swaps	220,568
Foreign currency transactions	2,959,757

(4,607,177)

Net change in unrealized appreciation (depreciation) on:
Investments	(14,218,558)
Financial futures contracts	154,937
Swaps	16,394
Foreign currency translations	(975,225)

(15,022,452)

Net realized and unrealized loss	(19,629,629)

Net Decrease in Net Assets Resulting from Operations	$(9,098,857)

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statements of Changes in Net Assets	BlackRock High Yield V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$10,530,772	$9,185,562
Net realized gain (loss)	(4,607,177)	2,661,168
Net change in unrealized appreciation (depreciation)	(15,022,452)	(8,019,294)

Net increase (decrease) in net assets resulting from operations	(9,098,857)	3,827,436

Distributions to Shareholders[1]
From net investment income:
Class I	(7,614,399)	(8,696,920)
Class III	(4,886,376)	(1,788,652)

Decrease in net assets resulting from distributions to shareholders	(12,500,775)	(10,485,572)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	53,227,604	28,653,474

Net Assets
Total increase in net assets	31,627,972	21,995,338
Beginning of year	191,252,699	169,257,361

End of year	$222,880,671	$191,252,699

Undistributed (distributions in excess of) net investment income, end of year	$708,670	$(502,425)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	23

Financial Highlights	BlackRock High Yield V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$7.44	$7.67	$7.44	$6.87	$7.13

Net investment income[1]	0.36	0.40	0.43	0.48	0.50
Net realized and unrealized gain (loss)	(0.61)	(0.18)	0.24	0.56	(0.27)

Net increase (decrease) from investment operations	(0.25)	0.22	0.67	1.04	0.23

Distributions from net investment income[2]	(0.42)	(0.45)	(0.44)	(0.47)	(0.49)

Net asset value, end of year	$6.77	$7.44	$7.67	$7.44	$6.87

Total Return[3]
Based on net asset value	(3.60)%	2.89%	9.33%	15.65%	3.33%

Ratios to Average Net Assets
Total expenses[4]	0.84%	0.87%	0.85%	0.86%	0.68%

Total expenses after fees waived and/or reimbursed[4]	0.70%	0.73%	0.73%	0.77%	0.67%

Net investment income[4]	4.86%	5.23%	5.65%	6.65%	6.98%

Supplemental Data
Net assets, end of year (000)	$127,742	$139,729	$150,691	$142,392	$134,486

Portfolio turnover rate	73%	87%	101%	88%	82%

[1] Based on average shares outstanding.
[2] Distributions for annual periods determined in accordance with federal income tax regulations.
[3] Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4] Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	—	—	—	—

See Notes to Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights (concluded)	BlackRock High Yield V.I. Fund

	Class III
	Year Ended December 31,			Period February 15, 2012[1] to December 31, 2012
	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$7.43	$7.67	$7.44	$7.12

Net investment income[2]	0.34	0.38	0.40	0.38
Net realized and unrealized gain (loss)	(0.61)	(0.18)	0.25	0.34

Net increase (decrease) from investment operations	(0.27)	0.20	0.65	0.72

Distributions from net investment income[3]	(0.40)	(0.44)	(0.42)	(0.40)

Net asset value, end of period	$6.76	$7.43	$7.67	$7.44

Total Return[4]
Based on net asset value	(3.85)%	2.51%	9.07%	10.39%[5]

Ratios to Average Net Assets
Total expenses[6]	1.06%	1.07%	1.07%	1.29%[7]

Total expenses after fees waived and/or reimbursed[6]	0.94%	0.98%	0.96%	1.19%[7]

Net investment income[6]	4.63%	4.86%	5.23%	6.74%[7]

Supplemental Data
Net assets, end of period (000)	$95,139	$51,524	$18,567	$14,824

Portfolio turnover rate	73%	87%	101%	88%

[1] Recommencement of operations.
[2] Based on average shares outstanding.
[3] Distributions for annual periods determined in accordance with federal income tax regulations.
[4] Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[5] Aggregate total return.
[6] Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2015	2014	2013	2012
Investments in underlying funds	0.01%	—	—	—

[7] Annualized.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	25

Notes to Financial Statements	BlackRock High Yield V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock High Yield V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares were redeemed on December 31, 2007, and recommenced on February 15, 2012.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	27

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or in the case of trust preferred securities by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	29

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Fund to make future cash payments. As of December 31, 2015, BlackRock High Yield V.I. Fund had an outstanding commitment of $6,635,000 in connection with the Chapter 11 cases of Energy Future Holdings Corp., et al. This commitment is not included in the net assets of BlackRock High Yield V.I. Fund as of December 31, 2015.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as credit risk, equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Master Netting Arrangements: In order to better define the Fund’s contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, the Fund may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	31

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock Total Return V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets
Up to $250 Million	0.55%
Over $250 Million up to $500 Million	0.50%
Over $500 Million up to $750 Million	0.45%
Over $750 Million	0.40%

For the year ended December 31, 2015, the aggregate average daily net assets of the Fund and the Company’s BlackRock Total Return V.I. Fund were approximately $386,769,304.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

For the year ended December 31, 2015, the Fund reimbursed the Manager $2,428 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended December 31, 2015, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $159,875.

7. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, including paydowns and excluding short-term securities, were $203,966,352 and $153,898,613, respectively.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of period end, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, foreign currency transactions, the accounting for swap agreements, the classification of investments, income recognized from pass-through entities were reclassified to the following accounts:

Distributions in excess of net investment income	$3,181,098
Accumulated net realized loss	$(3,181,098)

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$12,500,775	$10,485,572

As of period end, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$760,772
Capital loss carryforwards	(28,782,821)
Net unrealized losses[1]	(18,480,803)

Total	$(46,502,852)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, amortization methods from premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the classification of investments and the accounting for swap agreements.

As of period end, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
No expiration date[2]	$ 8,442,669
2016	9,129,091
2017	11,211,061

Total	$28,782,821

[2]	Must be utilized prior to losses subject to expiration.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$236,425,907

Gross unrealized appreciation	$ 1,403,917
Gross unrealized depreciation	(19,863,382)

Net unrealized depreciation	$ (18,459,465)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	33

Notes to Financial Statements (continued)	BlackRock High Yield V.I. Fund

with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy; the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (concluded)	BlackRock High Yield V.I. Fund

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	2,469,573	$17,493,607	999,676	$7,727,958
Shares issued in reinvestment of distributions	1,058,601	7,723,213	1,131,354	8,722,851
Shares redeemed	(3,441,699)	(25,310,952)	(2,981,459)	(23,039,905)

Net increase (decrease)	86,475	$(94,132)	(850,429)	$(6,589,096)

Class III
Shares sold	23,405,785	$171,738,346	17,413,660	$133,730,046
Shares issued in reinvestment of distributions	647,949	4,701,923	215,717	1,651,674
Shares redeemed	(16,920,447)	(123,118,533)	(13,117,262)	(100,139,150)

Net increase	7,133,287	$53,321,736	4,512,115	$35,242,570

Total Net Increase	7,219,762	$53,227,604	3,661,686	$28,653,474

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	35

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. Shareholders of BlackRock High Yield V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Yield V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Yield V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock International V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock International V.I. Fund

Investment Objective

BlackRock International V.I. Fund’s (the “Fund”) investment objective is long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund outperformed its benchmark, the MSCI All Country World Index (ACWI) ex USA Index.

What factors influenced performance?

•

From a sector perspective, an overweight allocation to health care, combined with positive stock selection in the sector, contributed the most to performance. Positive stock selection within materials and underweight exposure to energy also contributed to performance. The top individual contributors among Fund holdings included Japan-based biotechnology firm Kyowa Hakko Kirin Co. Ltd., which posted strong results for the first half of 2015, and security software company Trend Micro Inc., which has seen management execute well in the cloud computing segment. Teva Pharmaceuticals Industries Ltd. was also a notable positive contributor.

•

Stock selection in consumer discretionary and telecommunication services (“telecom”), as well as underweight exposure to consumer staples, hindered performance. Significant individual detractors included industrial equipment distributor Finning International Inc., which has seen its results suffer as the global macroeconomic backdrop worsened, and

Taiwanese semiconductor manufacturer Mediatek Inc. A position in Bank of China Limited sold off sharply as concerns about the Chinese economy grew during the period.

Describe recent portfolio activity.

•

The Fund’s exposure to the information technology (“IT”) and telecom sectors was increased during the period, while allocations in consumer staples and consumer discretionary were reduced. Significant additions include Trend Micro Inc. and ASML Holding NV within IT. Notable sales included Imperial Tobacco Group plc within consumer staples, and luxury goods company Cie Financière Richemont SA within consumer discretionary.

Describe portfolio positioning at period end.

•

Relative to the benchmark, the Fund’s largest sector overweight positions were in consumer discretionary, health care and industrials. The largest underweight exposures were financials, consumer staples and materials. On a regional basis, the largest overweight exposures were in the United Kingdom and the United States, while the largest underweight allocations were in Europe ex-United Kingdom and Asia ex-Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Geographic Allocation	Percent of Net Assets
United Kingdom	26%
Japan	18
United States	12
Netherlands	10
Canada	5
Short-Term Securities	4
Belgium	4
Ireland	4
Israel	3
Indonesia	3
China	3
South Korea	3
France	2
Taiwan	2
Brazil	2
Sweden	2
Liabilities in Excess of Other Assets	(3)

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock International V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund invests primarily in stocks of companies located outside the U.S. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment strategy under the name “BlackRock International Value V.I. Fund.”

[3]	A free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Performance Summary for the Period Ended December 31, 2015
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(7.43)%	(2.76)%	2.36%	2.36%
MSCI ACWI ex USA Index	(9.32)	(5.66)	1.06	2.92

[4]

Average annual and cumulative total returns are based on changes in net asset values for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment strategy under the name “BlackRock International Value V.I. Fund.”

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$925.70	$4.76	$1,000.00	$1,020.27	$4.99	0.98%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock International V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock International V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 4.0%
KBC Groep NV	69,379	$4,338,026
Brazil — 1.9%
Telefonica Brasil SA, Preferred Shares	227,659	2,057,203
Canada — 4.4%
Finning International, Inc.	224,257	3,027,478
Magna International, Inc.	43,195	1,751,900

		4,779,378
China — 3.0%
Bank of China Ltd., H Shares	7,315,000	3,245,763
France — 2.3%
Compagnie de Saint-Gobain	56,465	2,446,939
Indonesia — 3.3%
Bank Mandiri Perseo Tbk PT	5,352,400	3,554,208
Ireland — 3.8%
Shire PLC	59,678	4,094,378
Israel — 3.4%
Teva Pharmaceutical Industries Ltd. - ADR	56,006	3,676,234
Japan — 18.3%
Kyowa Hakko Kirin Co. Ltd.	130,000	2,045,505
Mazda Motor Corp.	190,900	3,939,175
Recruit Holdings Co. Ltd.	179,400	5,273,246
Sumco Corp.	193,500	1,459,860
THK Co. Ltd.	203,200	3,766,126
Trend Micro, Inc. (a)	80,900	3,282,690

		19,766,602
Netherlands — 9.8%
ASML Holding NV	38,197	3,393,879
ING Groep NV - CVA	244,182	3,303,809
Royal Dutch Shell PLC, A Shares	171,273	3,906,257

		10,603,945
South Korea — 2.6%
SK Telecom Co. Ltd	14,993	2,743,993
Sweden — 1.9%
SKF AB, B Shares	123,478	1,994,330
Taiwan — 2.2%
Hermes Microvision, Inc.	66,000	2,373,871
United Kingdom — 26.3%
AstraZeneca PLC	113,464	7,664,240
Kingfisher PLC	998,618	4,836,820
Liberty Global PLC, Class A (a)	90,995	3,854,548
Lloyds Banking Group PLC	3,595,790	3,869,076
Royal Mail PLC	326,594	2,139,164
Vodafone Group PLC	1,867,072	6,054,516

		28,418,364

Common Stocks	Shares	Value
United States — 11.9%
Alexion Pharmaceuticals, Inc. (a)	17,773	$3,390,200
Estee Lauder Cos., Inc., Class A	26,297	2,315,714
Freeport-McMoRan, Inc.	209,367	1,417,415
Mattel, Inc. (b)	128,420	3,489,171
TripAdvisor, Inc. (a)	26,137	2,228,179

		12,840,679
Total Long-Term Investments (Cost — $109,560,686) — 99.1%		106,933,913

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (c)(d)	869,748	869,748
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (c)(d)(e)	$3,560	3,559,780
Total Short-Term Securities (Cost — $4,429,528) — 4.1%		4,429,528
Total Investments (Cost — $113,990,214) — 103.2%		111,363,441
Liabilities in Excess of Other Assets — (3.2)%		(3,421,123)

Net Assets — 100.0%		$107,942,318

Portfolio Abbreviations
ADR	American Depositary Receipts	USD	U.S. Dollar
AUD	Australian Dollar

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (continued)	BlackRock International V.I. Fund

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at December 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	5,241,248	(4,371,500)	869,748	$2,500
BlackRock Liquidity Series, LLC, Money Market Series	$4,207,750	$(647,970)	$3,559,780	$9,399	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
AUD	4,469,000	USD	3,240,409	State Street Bank and Trust Co.	1/14/16	$13,835

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:
Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$13,835	—	—	$13,835

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Foreign currency transactions	—	—	—	$(160,584)	—	—	$(160,584)

Net Change in Unrealized Appreciation (Depreciation) on:
Foreign currency translations	—	—	—	$(176,144)	—	—	$(176,144)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,534,497
Average amounts sold — in USD	$8,801,370

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock International V.I. Fund

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$13,835	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	13,835	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$13,835	—

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
State Street Bank and Trust Co.	$13,835	—	—	—	$13,835
[1] Net amount represents the net amount receivable due from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	—	$4,338,026	—	$4,338,026
Brazil	$2,057,203	—	—	2,057,203
Canada	4,779,378	—	—	4,779,378
China	—	3,245,763	—	3,245,763
France	—	2,446,939	—	2,446,939
Indonesia	—	3,554,208	—	3,554,208
Ireland	—	4,094,378	—	4,094,378
Israel	3,676,234	—	—	3,676,234
Japan	—	19,766,602	—	19,766,602
Netherlands	3,303,809	7,300,136	—	10,603,945
South Korea	—	2,743,993	—	2,743,993
Sweden	—	1,994,330	—	1,994,330
Taiwan	—	2,373,871	—	2,373,871
United Kingdom	3,854,548	24,563,816	—	28,418,364
United States	12,840,679	—	—	12,840,679
Short-Term Securities:
Money Market Funds	869,748	3,559,780	—	4,429,528

Total	$31,381,599	$79,981,842	—	$111,363,441

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$13,835	—	$13,835

[1]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Schedule of Investments (concluded)	BlackRock International V.I. Fund

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$7,854	—	—	$7,854
Liabilities:
Collateral on securities loaned at value	—	$(3,559,780)	—	(3,559,780)

Total	$7,854	$(3,559,780)	—	$(3,551,926)

Transfers between Level 1 and Level 2 were as follows:
	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Japan	—	$(1,168,876)	$1,168,876	—
[1] External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Assets and Liabilities

December 31, 2015	BlackRock International V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $3,454,258) (cost — $109,560,686)	$106,933,913
Investments at value — affiliated (cost — $4,429,528)	4,429,528
Cash	7,854
Receivables:
Dividends — unaffiliated	441,810
Dividends — affiliated	175
From the Manager	18,834
Securities lending income — affiliated	998
Capital shares sold	246
Unrealized appreciation on forward foreign currency exchange contracts	13,835
Prepaid expenses	624

Total assets	111,847,817

Liabilities
Collateral on securities loaned at value	3,559,780
Payables:
Investment advisory fees	69,442
Deferred foreign capital gain tax	69,848
Capital shares redeemed	54,438
Officer’s and Directors’ fees	4,544
Other affiliates	311
Other accrued expenses	147,136

Total liabilities	3,905,499

Net Assets	$107,942,318

Net Assets Consist of
Paid-in capital	$137,449,169
Undistributed net investment income	38,634
Accumulated net realized loss	(26,915,903)
Net unrealized appreciation (depreciation)	(2,629,582)

Net Assets	$107,942,318

Net Asset Value
Class I — Based on net assets of $107,942,318 and 11,119,875 shares outstanding, 100 million shares authorized, $0.10 par value	$9.71

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Statement of Operations

Year Ended December 31, 2015	BlackRock International V.I. Fund

Investment Income
Dividends — unaffiliated	$2,978,294
Securities lending — affiliated — net	9,399
Dividends — affiliated	2,500
Foreign taxes withheld	(214,986)

Total income	2,775,207

Expenses
Investment advisory	895,641
Transfer agent	233,224
Professional	52,779
Accounting services	36,681
Custodian	30,044
Printing	25,501
Officer and Directors	21,788
Miscellaneous	4,519

Total expenses	1,300,177
Less fees waived by the Manager	(2,394)
Less transfer agent fees reimbursed	(132,737)

Total expenses after fees waived and reimbursed	1,165,046

Net investment income	1,610,161

Realized and Unrealized Loss
Net realized loss from:
Investments	(316,204)
Foreign currency transactions	(382,142)

(698,346)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,630,647)
Foreign currency translations	(170,957)

(3,801,604)

Net realized and unrealized loss	(4,499,950)

Net Decrease in Net Assets Resulting from Operations	$(2,889,789)

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statements of Changes in Net Assets	BlackRock International V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$1,610,161	$1,688,786
Net realized gain (loss)	(698,346)	12,304,492
Net change in unrealized appreciation (depreciation)	(3,801,604)	(21,023,951)

Net decrease in net assets resulting from operations	(2,889,789)	(7,030,673)

Distributions to Shareholders[1]
From net investment income	(1,257,545)	(2,500,005)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(13,053,953)	(15,639,959)

Net Assets
Total decrease in net assets	(17,201,287)	(25,170,637)
Beginning of year	125,143,605	150,314,242

End of year	$107,942,318	$125,143,605

Undistributed net investment income, end of year	$38,634	$68,160

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Financial Highlights	BlackRock International V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.10	$10.87	$9.04	$8.00	$9.55

Net investment income[1]	0.14	0.13	0.19	0.16	0.19
Net realized and unrealized gain (loss)	(0.42)	(0.69)	1.86	1.04	(1.50)

Net increase (decrease) from investment operations	(0.28)	(0.56)	2.05	1.20	(1.31)

Distributions from net investment income[2]	(0.11)	(0.21)	(0.22)	(0.16)	(0.24)

Net asset value, end of year	$9.71	$10.10	$10.87	$9.04	$8.00

Total Return[3]
Based on net asset value	(2.76)%	(5.19)%	22.75%	15.08%	(13.71)%

Ratios to Average Net Assets
Total expenses	1.09%	1.11%	1.08%	1.05%	0.89%

Total expenses after fees waived and reimbursed	0.98%	0.99%	0.97%	0.96%	0.88%

Net investment income	1.35%	1.21%	1.92%	1.84%	2.08%

Supplemental Data
Net assets, end of year (000)	$107,942	$125,144	$150,314	$133,308	$134,471

Portfolio turnover rate	112%	129%	121%	106%	153%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements	BlackRock International V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock International V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	$393,965	$(393,965)	—
Morgan Stanley	1,059,630	(1,059,630)	—
UBS Securities LLC	2,000,663	(2,000,663)	—

Total	$3,454,258	$(3,454,258)	—

[1]

Collateral with a value of $3,559,780 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies,

Master Netting Arrangements: In order to better define the Fund’s contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, the Fund may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

The Manager, with respect to the Fund, entered into a sub-advisory agreement with BlackRock International Ltd. (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2015, the Fund reimbursed the Manager $1,212 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent in the Statement of Operations. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses at 0.08% of average daily net assets.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. This amount is shown as transfer agent fees reimbursed in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is 1.25% for Class I. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $1,626 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Notes to Financial Statements (continued)	BlackRock International V.I. Fund

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended December 31, 2015, the purchase transaction with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act was $847,488.

7. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $130,101,806 and $138,602,641, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions and the characterization of expenses were reclassified to the following accounts:

Undistributed net investment income	$(382,142)
Accumulated net realized loss	$382,142

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$1,257,545	$2,500,005

As of period end, the tax components of accumulated net earnings (losses) were as follows:
Undistributed ordinary income		$48,627
Capital loss carryforward		(26,905,414)
Net unrealized losses[1]		(2,650,064)

Total		$(29,506,851)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency exchange contracts, and the timing and recognition of partnership income.

As of period end, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
No expiration date[2]	$1,771,920
2017	25,133,494

Total	$26,905,414

[2]	Must be utilized prior to losses subject to expiration.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$113,996,861

Gross unrealized appreciation	$6,035,888
Gross unrealized depreciation	(8,669,308)

Net unrealized depreciation	$(2,633,420)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (concluded)	BlackRock International V.I. Fund

any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

Concentration Risk: The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

11. Capital Share Transactions:

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	428,873	$4,374,274	345,073	$3,700,519
Shares issued in reinvestment of distributions	127,785	1,257,545	246,306	2,500,005
Shares redeemed	(1,822,740)	(18,685,772)	(2,032,367)	(21,840,483)

Net decrease	(1,266,082)	$(13,053,953)	(1,440,988)	$(15,639,959)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock International V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock International V.I, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International V.I Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock iShares® Alternative Strategies V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Objective

BlackRock iShares® Alternative Strategies V.I. Fund’s (the “Fund”) investment objective is to seek to achieve long-term growth of capital and risk adjusted returns.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2015, the Fund’s Class I performed in line with and Class III underperformed its blended benchmark, 60% MSCI All Country World Index/40% Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The largest detractor from Fund performance was exposure to a broad range of commodities through futures and commodity producer stocks in the iShares Commodities Select Strategy ETF. The Fund’s exposure to the price of gold through the IAU Trust also detracted from Fund performance.

•	The largest contributor to Fund performance was exposure to U.S. preferred stocks through the iShares U.S. Preferred Stock ETF. The
Fund’s exposure to international developed and emerging market stocks through the iShares MSCI All Country World Minimum Volatility ETF also contributed to Fund performance.

Describe recent portfolio activity.

•	There were no significant positioning changes when the Fund’s quantitative model was updated at the end of September.

Describe portfolio positioning at period end.

•	At period end, the Fund was invested in accordance with the quantitative model used to allocate its assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	49%
Equity Funds	39
Commodity Funds	11
Short-Term Securities	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock iShares® Alternative Strategies V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track alternative indices.

[3]	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2015
		Average Annual Total Returns
	6-Month Total Returns[8]	1 Year[8]	Since Inception[8,9]
Class I7	(2.46)%	(1.02)%	1.41%
Class III[7]	(2.58)	(1.24)	1.18
60% MSCI All Country World Index / 40% Barclays U.S. Aggregate Bond Index	(2.57)	(0.98)	0.92
MSCI All Country World Index	(4.90)	(2.36)	(0.21)
Barclays U.S. Aggregate Bond Index	0.65	0.55	2.23

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[8]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[9]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[11]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[10]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[10]	Annualized Expense Ratio
Class I	$1,000.00	$975.40	$3.34	$1,000.00	$1,021.83	$3.41	0.67%
Class III	$1,000.00	$974.20	$4.53	$1,000.00	$1,020.62	$4.63	0.91%

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock iShares® Alternative Strategies V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments December 31, 2015	BlackRock iShares® Alternative Strategies V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Commodity Funds — 11.3%
iShares Commodities Select Strategy ETF	20,386	$579,778
iShares Gold Trust (b)(c)	52,477	536,840
iShares Silver Trust (b)(c)	16,629	219,336

		1,335,954

Equity Funds — 39.6%
iShares International Developed Real Estate ETF	42,690	1,190,410
iShares MSCI All Country World Minimum Volatility ETF	47,124	3,264,280
iShares U.S. Real Estate ETF	3,328	249,966

		4,704,656

Fixed Income Funds — 49.2%
iShares J.P. Morgan USD Emerging Markets Bond ETF	32,705	3,459,535

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds (concluded)
iShares U.S. Preferred Stock ETF	61,210	$2,378,009

		5,837,544

Short-Term Securities — 1.3%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (d)	150,886	150,886
Total Affiliated Investment Companies (Cost — $12,486,343) — 101.4%		12,029,040
Liabilities in Excess of Other Assets — (1.4)%		(161,797)

Net Assets — 100.0%		$11,867,243

Notes to Schedule of Investments

(a)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares Purchased	Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at December 31, 2015	Value at December 31, 2015	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	343,660	—	192,774	[1]	150,886	$ 150,886	$ 116		—
BlackRock Liquidity Series, LLC, Money Market Series	$1,119,378	—	$1,119,378	[2]	—	—	$ 44,508	[3]	—
iShares Commodities Select Strategy ETF	—	31,269	10,883		20,386	$ 579,778	$ 6,684		$(73,842)
iShares Gold Trust	23,404	37,752	8,679		52,477	$ 536,840	—		$ (8,705)
iShares International Developed Real Estate ETF	18,045	34,067	9,422		42,690	$1,190,410	$ 36,378		$(31,428)
iShares J.P. Morgan USD Emerging Markets Bond ETF	14,284	26,459	8,038		32,705	$3,459,535	$133,494		$(46,194)
iShares MSCI All Country World Minimum Volatility ETF	20,308	37,302	10,486		47,124	$3,264,280	$ 66,876		$(47,765)
iShares Silver Trust	7,002	17,303	7,676		16,629	$ 219,336	—		$(10,735)
iShares U.S. Preferred Stock ETF	27,982	47,012	13,784		61,210	$2,378,009	$109,395		$(13,578)
iShares U.S. Real Estate ETF	5,517	4,193	6,382		3,328	$ 249,966	$ 11,920		$ 9,058

[1]	Represents net shares sold.

[2]	Represents net beneficial interest sold.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Non-income producing security.

(c)	Security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(d)	Current yield as of period end.

Portfolio Abbreviation
ETF	Exchange-Traded Fund

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Consolidated Schedule of Investments (concluded)	BlackRock iShares® Alternative Strategies V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$12,029,040	—	—	$12,029,040

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, cash of $14,291 are categorized as Level 1 within the disclosure hierarchy.

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Statement of Assets and Liabilities

December 31, 2015	BlackRock iShares® Alternative Strategies V.I. Fund

Assets
Investments at value — affiliated (cost — $12,486,343)	$12,029,040
Cash	14,291
Receivables:
Investments sold	99,982
Securities lending income — affiliated	1,592
Capital shares sold	22,234
Dividends — affiliated	15
From the Manager	23,483
Prepaid expenses	389

Total assets	12,191,026

Liabilities
Payables:
Investments purchased	239,680
Capital shares redeemed	2,011
Distribution fees	411
Officer’s and Directors’ fees	1,061
Other affiliates	28
Professional fees	62,934
Other accrued expenses	17,658

Total liabilities	323,783

Net Assets	$11,867,243

Net Assets Consist of
Paid-in capital	$12,543,383
Undistributed net investment income	1,718
Accumulated net realized loss	(220,555)
Net unrealized appreciation (depreciation)	(457,303)

Net Assets	$11,867,243

Net Asset Value
Class I — Based on net assets of $9,707,215 and 991,141 shares outstanding, 100 million shares authorized, $0.10 par value	$9.79

Class III — Based on net assets of $2,160,028 and 221,085 shares outstanding, 100 million shares authorized, $0.10 par value	$9.77

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Consolidated Statement of Operations

Year Ended December 31, 2015	BlackRock iShares® Alternative Strategies V.I. Fund

Investment Income
Dividends — affiliated	$364,863
Securities lending — affiliated — net	44,508

Total income	409,371

Expenses
Professional	91,848
Printing	25,422
Investment advisory	23,545
Transfer agent — Class I	17,207
Transfer agent — Class III	1,018
Offering	11,466
Custodian	6,871
Accounting services	6,488
Officer and Directors	5,948
Transfer agent	5,000
Distribution — Class III	2,608
Registration	503
Miscellaneous	6,062

Total expenses	203,986
Less fees waived by the Manager	(23,545)
Less transfer agent fees reimbursed — Class I	(17,186)
Less transfer agent fees reimbursed — Class III	(1,013)
Less expenses reimbursed by the Manager	(93,369)

Total expenses after fees waived and reimbursed	68,873

Net investment income	340,498

Realized and Unrealized Loss
Net realized loss on investments — affiliated	(223,189)
Net change in unrealized appreciation (depreciation) on investments — affiliated	(427,276)

Net realized and unrealized loss	(650,465)

Net Decrease in Net Assets Resulting from Operations	$(309,967)

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Statements of Changes in Net Assets	BlackRock iShares® Alternative Strategies V.I. Fund

Increase (Decrease) in Net Assets:	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014

Operations
Net investment income	$340,498	$61,830
Net realized loss	(223,189)	(15,924)
Net change in unrealized appreciation (depreciation)	(427,276)	(30,027)

Net increase (decrease) in net assets resulting from operations	(309,967)	15,879

Distributions to Shareholders[2]
From net investment income:
Class I	(283,383)	(59,817)
Class III	(60,376)	(3,839)
From net realized gain:
Class I	—	(3,258)
Class III	—	(220)
From return of capital:
Class I	(10,016)	(538)
Class III	(2,226)	(34)

Decrease in net assets resulting from distributions to shareholders	(356,001)	(67,706)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	7,083,164	5,501,874

Net Assets
Total increase in net assets	6,417,196	5,450,047
Beginning of period	5,450,047	—

End of period	$11,867,243	$5,450,047

Undistributed net investment income, end of period	$1,718	$92

[1]	Commencement of operations.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Consolidated Financial Highlights	BlackRock iShares® Alternative Strategies V.I. Fund

	Class I		Class III
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014

Per Share Operating Performance
Net asset value, beginning of period	$10.20	$10.00	$10.20	$10.00

Net investment income[2]	0.37	0.31	0.39	0.36
Net realized and unrealized gain (loss)	(0.47)	0.03	(0.52)	(0.03)

Net increase (decrease) from investment operations	(0.10)	0.34	(0.13)	0.33

Distributions:[3]
From net investment income	(0.30)	(0.13)	(0.29)	(0.12)
From net realized capital gains	—	(0.01)	—	(0.01)
From return of capital	(0.01)	(0.00)[4]	(0.01)	(0.00)[4]

Total distributions	(0.31)	(0.14)	(0.30)	(0.13)

Net asset value, end of period	$9.79	$10.20	$9.77	$10.20

Total Return[5]
Based on net asset value	(1.02)%	3.32%[6]	(1.24)%	3.26%[6]

Ratios to Average Net Assets[7]
Total expenses	2.15%	8.81%[8,9]	2.26%	8.54%[8,9]

Total expenses after fees waived and reimbursed	0.71%	0.75%[8]	0.94%	1.00%[8]

Net investment income	3.59%	4.36%[8]	3.81%	5.05%[8]

Supplemental Data
Net assets, end of period (000)	$9,707	$5,116	$2,160	$334

Portfolio turnover rate	37%	34%	37%	34%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.37%	0.41%

[8]	Annualized.

[9]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 9.60% and 9.03%, respectively.

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Consolidated Financial Statements	BlackRock iShares® Alternative Strategies V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Alternative Strategies V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman iShares® Alternative Strategies V.I. Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in underlying ETFs that primarily invest in commodities. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of December 31, 2015 were $759,911, which is 6.4% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies followed by the Fund:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.250%
$1 Billion - $3 Billion	0.240%
$3 Billion - $5 Billion	0.225%
$5 Billion - $10 Billion	0.220%
Greater than $10 Billion	0.210%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in expenses reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2015, the amount reimbursed was $133.

For the year ended December 31, 2015, the Fund reimbursed the Manager $112 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which are shown as transfer agent — class specific. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.65% for Class I and 0.90% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors. Prior to August 1, 2015, the expense limitations as a percentage of daily net assets were as follows: 0.75% for Class I and 1.00% for Class III. The amounts waived or reimbursed are included in fees waived by the Manager and expenses reimbursed by the Manager and shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations. For the year ended December 31, 2015, the amount is shown as fees waived by the Manager on the Consolidated Statement of Operations and the amount included in expenses reimbursed by the Manager was $93,236.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

As of period end, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires	Fund Level	Class I	Class III
12/31/2016	$89,728	$1,140	$24
12/31/2017	$116,781	$17,186	$1,013

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $10,893 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Consolidated Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $10,577,427 and $3,456,709, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the period ended December 31, 2014 and year ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of period end, inclusive of the open tax years and does not believe there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and characterization of income/losses from a wholly-owned subsidiary, were reclassified to the following accounts:

Paid-in capital	$(24,327)
Undistributed net investment income	$4,887
Accumulated net realized loss	$19,440

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$343,759	$67,134
Tax return of capital	12,242	572

Total	$356,001	$67,706

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforward	$(34,842)
Net unrealized losses[1]	(641,298)

Total	$(676,140)

[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

As of period end, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $34,842.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Alternative Strategies V.I. Fund

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$12,672,056

Gross unrealized appreciation	$20,199
Gross unrealized depreciation	(663,215)

Net unrealized depreciation	$(643,016)

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: Interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Period April 30, 2014[1] to December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	788,065	$8,190,739	522,021	$5,372,578
Shares issued in reinvestment of distributions	29,757	293,399	5,561	57,114
Shares redeemed	(328,008)	(3,333,637)	(26,255)	(268,110)

Net increase	489,814	$5,150,501	501,327	$5,161,582

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Consolidated Financial Statements (concluded)	BlackRock iShares® Alternative Strategies V.I. Fund

	Year Ended December 31, 2015		Period April 30, 2014[1] to December 31, 2014
	Shares	Amount	Shares	Amount
Class III
Shares sold	209,618	$2,155,730	42,018	$436,785
Shares issued in reinvestment of distributions	6,362	62,602	387	3,967
Shares redeemed	(27,667)	(285,669)	(9,633)	(100,460)

Net increase	188,313	$1,932,663	32,772	$340,292

Total Net Increase	678,127	$7,083,164	534,099	$5,501,874

[1]	Commencement of operations.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock iShares Alternative Strategies V.I. Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock iShares Alternative Strategies V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the year then ended, and for the period April 30, 2014 (commencement of operations) through December 31, 2014, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock iShares Alternative Strategies V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for the year then ended and for the period April 30, 2014 (commencement of operations) through December 31, 2014, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock iShares® Dynamic Allocation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Allocation V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund underperformed its blended benchmark (60% MSCI All Country World Index/40% Barclays U.S. Aggregate Bond Index).

What factors influenced performance?

•

The largest detractor from Fund performance was exposure to emerging market companies through the iShares Core MSCI Emerging Markets ETF. The next-largest detractor from Fund performance was exposure to Canadian equities through the iShares MSCI Canada ETF.

•

The largest contributor to Fund performance was exposure to small public companies in Europe, Australia, Asia and the Far East through the iShares MSCI EAFE Small-Cap ETF. This was followed by exposure to large U.S. companies through the iShares Russell 1000 ETF.

Describe recent portfolio activity.

•	There were no significant positioning changes after the Fund’s quantitative model was updated at the end of September.

Describe portfolio positioning at period end.

•

At period end, the Fund increased exposure to U.S. equities and investment grade credit by boosting its allocations to iShares Core S&P 500 ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF. At the same time, the Fund’s exposures to international dividend stocks and high yield credit through iShares International Select Dividend ETF and iShares iBoxx $ High Yield Corporate Bond ETF were reduced.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	51%
Fixed Income Funds	43
Short-Term Securities	5
Commodity Funds	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock iShares® Dynamic Allocation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity, fixed income and alternative indices.

[3]	A customized weighted index comprised of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index.

[4]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[6]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2015
		Average Annual Total Returns
	6-Month Total Returns[8]	1 Year[8]	Since Inception[8,9]
Class I7	(4.92)%	(3.88)%	(1.60)%
Class III[7]	(5.03)	(3.99)	(1.79)
60% MSCI All Country World Index / 40% Barclays U.S. Aggregate Bond Index	(2.57)	(0.98)	0.92
MSCI All Country World Index	(4.90)	(2.36)	(0.21)
Barclays U.S. Aggregate Bond Index	0.65	0.55	2.23

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[8]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[9]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[11]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[10]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[10]	Annualized Expense Ratio
Class I	$1,000.00	$950.80	$2.80	$1,000.00	$1,022.33	$2.91	0.57%
Class III	$1,000.00	$949.70	$3.98	$1,000.00	$1,021.12	$4.13	0.81%

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock iShares® Dynamic Allocation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments December 31, 2015	BlackRock iShares® Dynamic Allocation V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Commodity Funds — 1.2%
iShares Commodities Select Strategy ETF	2,776	$78,949
iShares Gold Trust (b)(c)	7,142	73,063
iShares Silver Trust (b)(c)	2,217	29,242

		181,254

Equity Funds — 53.8%
iShares Core MSCI Emerging Markets ETF	23,208	914,163
iShares Core S&P 500 ETF	4,193	859,020
iShares Core S&P Mid-Cap ETF	1,189	165,651
iShares International Developed Real Estate ETF	5,583	155,682
iShares International Select Dividend ETF	5,786	166,116
iShares Micro-Cap ETF	2,059	148,454
iShares MSCI All Country World Minimum Volatility ETF	6,378	441,804
iShares MSCI EAFE ETF	36,286	2,131,803
iShares MSCI EAFE Small-Cap ETF	5,960	297,702
iShares Russell 1000 ETF	16,288	1,845,593
iShares Russell 2000 ETF	10,576	1,189,906
iShares S&P 100 ETF	1,705	155,445
iShares U.S. Real Estate ETF	418	31,396

		8,502,735

Fixed Income Funds — 45.2%
iShares 1-3 Year Treasury Bond ETF	3,689	311,204
iShares Agency Bond ETF	8,619	975,240

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds (concluded)
iShares CMBS ETF	1,221	$61,734
iShares Core U.S. Credit Bond ETF	14,869	1,586,671
iShares Core U.S. Treasury Bond ETF	37,842	948,320
iShares iBoxx $ High Yield Corporate Bond ETF (d)	6,421	517,404
iShares iBoxx $ Investment Grade Corporate Bond ETF	6,792	774,356
iShares J.P. Morgan USD Emerging Markets Bond ETF	4,329	457,922
iShares MBS ETF (d)	9,388	1,011,088
iShares TIPS Bond ETF	1,729	189,637
iShares U.S. Preferred Stock ETF	8,161	317,055

		7,150,631

Short-Term Securities — 5.3%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (e)	175,512	175,512
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (e)(f)	666,937	666,937

		842,449

Total Affiliated Investment Companies (Cost — $17,108,249) — 105.5%		16,677,069
Liabilities in Excess of Other Assets — (5.5)%		(866,950)

Net Assets — 100.0%		$15,810,119

Portfolio Abbreviations

ETF	Exchange-Traded Fund

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Consolidated Schedule of Investments (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

Notes to Schedule of Investments

(a)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at December 31, 2015	Value at December 31, 2015	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	43,537	131,975	[1]	—	175,512	$175,512	$155		—
BlackRock Liquidity Series, LLC, Money Market Series	$123,622	$543,315	[2]	—	$666,937	$666,937	$25,059	[3]	—
iShares 1-3 Year Treasury Bond ETF	—	3,689		—	3,689	$311,204	—		—
iShares Agency Bond ETF	3,180	6,558		1,119	8,619	$975,240	$9,346		$(1,066)
iShares CMBS ETF	—	1,221		—	1,221	$61,734	$972		—
iShares Commodities Select Strategy ETF	—	3,271		495	2,776	$78,949	$849		$(3,374)
iShares Core MSCI Emerging Markets ETF	9,379	24,464		10,635	23,208	$914,163	$24,471		$(114,928)
iShares Core S&P 500 ETF	—	4,193		—	4,193	$859,020	—		—
iShares Core S&P Mid-Cap ETF	—	1,189		—	1,189	$165,651	—		—
iShares Core U.S. Credit Bond ETF	3,263	12,909		1,303	14,869	$1,586,671	$29,102		$(6,212)
iShares Core U.S. Treasury Bond ETF	19,529	36,744		18,431	37,842	$948,320	$10,259		$(5,451)
iShares Floating Rate Bond ETF	2,706	437		3,143	—	—	$109		$(169)
iShares Gold Trust	5,216	5,899		3,973	7,142	$73,063	—		$(1,640)
iShares iBoxx $ High Yield Corporate Bond ETF	5,422	11,873		10,874	6,421	$517,404	$50,554		$(108,448)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	6,792		—	6,792	$774,356	—		—
iShares International Developed Real Estate ETF	—	5,943		360	5,583	$155,682	$4,175		$(1,597)
iShares International Select Dividend ETF	8,895	20,773		23,882	5,786	$166,116	$30,510		$(150,184)
iShares J.P. Morgan USD Emerging Markets Bond ETF	1,514	3,231		416	4,329	$457,922	$16,556		$(1,974)
iShares MBS ETF	4,873	12,528		8,013	9,388	$1,011,088	$27,429		$(5,194)
iShares Micro-Cap ETF	768	6,704		5,413	2,059	$148,454	$5,208		$(42,746)
iShares MSCI All Country World Minimum Volatility ETF	2,417	4,718		757	6,378	$441,804	$8,960		$(2,346)
iShares MSCI Canada ETF	4,739	21,446		26,185	—	—	$9,241		$(124,838)
iShares MSCI EAFE ETF	7,211	31,308		2,233	36,286	$2,131,803	$31,470		$(21,017)
iShares MSCI EAFE Small-Cap ETF	3,893	5,974		3,907	5,960	$297,702	$7,668		$(7,941)
iShares MSCI Frontier 100 ETF	2,046	4,679		6,725	—	—	—		$(32,588)
iShares Russell 1000 ETF	7,498	12,804		4,014	16,288	$1,845,593	$29,042		$(21,137)
iShares Russell 2000 ETF	3,919	8,152		1,495	10,576	$1,189,906	$14,447		$(17,058)
iShares S&P 100 ETF	1,322	1,099		716	1,705	$155,445	$3,127		$(611)
iShares Silver Trust	—	2,565		348	2,217	$29,242	—		$(584)
iShares TIPS Bond ETF	544	1,255		70	1,729	$189,637	$573		$(280)
iShares U.S. Preferred Stock ETF	3,051	5,951		841	8,161	$317,055	$13,448		$(829)
iShares U.S. Real Estate ETF	619	507		708	418	$31,396	$1,529		$1,825

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Non-income producing security.

(c)	Security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(d)	Security, or a portion of security, is on loan.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day. Securities loaned with a value of $140,954 have been sold and are pending settlement as of December 31, 2015.

See Notes to Consolidated Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Schedule of Investments (concluded)	BlackRock iShares® Dynamic Allocation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$16,010,132	$666,937	—	$16,677,069

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$26,304	—	—	$26,304
Liabilities:
Collateral on securities loaned at value	—	$(666,937)	—	(666,937)

Total	$26,304	$(666,937)	—	$(640,633)

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Consolidated Statement of Assets and Liabilities

December 31, 2015	BlackRock iShares® Dynamic Allocation V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $648,339) (cost — $17,108,249)	$16,677,069
Cash	26,304
Receivables:
Investments sold	3,189,650
Securities lending income — affiliated	1,382
Capital shares sold	5,438
Dividends — affiliated	1,299
From the Manager	26,580
Prepaid expenses	412

Total assets	19,928,134

Liabilities
Collateral on securities loaned at value	666,937
Payables:
Investments purchased	3,351,525
Capital shares redeemed	303
Distribution fees	197
Officer’s and Directors’ fees	1,073
Other affiliates	37
Other accrued expenses	97,943

Total liabilities	4,118,015

Net Assets	$15,810,119

Net Assets Consist of
Paid-in capital	$16,931,307
Undistributed net investment income	1,861
Accumulated net realized loss	(691,869)
Net unrealized appreciation (depreciation)	(431,180)

Net Assets	$15,810,119

Net Asset Value
Class I — Based on net assets of $14,635,827 and 1,548,317 shares outstanding, 100 million shares authorized, $0.10 par value	$9.45

Class III — Based on net assets of $1,174,292 and 124,433 shares outstanding, 100 million shares authorized, $0.10 par value	$9.44

See Notes to Consolidated Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Statement of Operations

Year Ended December 31, 2015	BlackRock iShares® Dynamic Allocation V.I. Fund

Investment Income
Dividends — affiliated	$329,200
Securities lending — affiliated — net	25,059

Total income	354,259

Expenses
Professional	103,340
Printing	25,518
Transfer agent — Class I	21,954
Transfer agent — Class III	268
Investment advisory	17,353
Custodian	12,631
Offering	11,466
Accounting services	6,908
Officer and Directors	5,992
Transfer agent	5,000
Distribution — Class III	1,232
Registration	567
Miscellaneous	7,042

Total expenses	219,271
Less fees waived by the Manager	(17,353)
Less transfer agent fees reimbursed — Class I	(21,925)
Less transfer agent fees reimbursed — Class III	(265)
Less expenses reimbursed by the Manager	(105,124)

Total expenses after fees waived and reimbursed	74,604

Net investment income	279,655

Realized and Unrealized Loss
Net realized loss on investments — affiliated	(670,387)
Net change in unrealized appreciation (depreciation) on investments — affiliated	(382,117)

Net realized and unrealized loss	(1,052,504)

Net Decrease in Net Assets Resulting from Operations	$(772,849)

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Consolidated Statements of Changes in Net Assets	BlackRock iShares® Dynamic Allocation V.I. Fund

Increase (Decrease) in Net Assets:	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Operations
Net investment income	$279,655	$58,115
Net realized loss	(670,387)	(15,951)
Net change in unrealized appreciation (depreciation)	(382,117)	(49,063)

Net decrease in net assets resulting from operations	(772,849)	(6,899)

Distributions to Shareholders[2]
From net investment income:
Class I	(267,341)	(56,486)
Class III	(19,225)	(165)
From net realized gain:
Class I	—	(8,094)
Class III	—	(26)
From return of capital
Class I	(9,695)	—
Class III	(741)	—

Decrease in net assets resulting from distributions to shareholders	(297,002)	(64,771)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	10,767,798	6,183,842

Net Assets
Total increase in net assets	9,697,947	6,112,172
Beginning of period	6,112,172	—

End of period	$15,810,119	$6,112,172

Undistributed net investment income, end of period	$1,861	$170

[1]	Commencement of operations.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Consolidated Financial Highlights	BlackRock iShares® Dynamic Allocation V.I. Fund

	Class I		Class III
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014

Per Share Operating Performance
Net asset value, beginning of period	$10.02	$10.00	$10.01	$10.00

Net investment income[2]	0.24	0.20	0.26	0.17
Net realized and unrealized gain (loss)	(0.63)	(0.07)	(0.66)	(0.06)

Net increase (decrease) from investment operations	(0.39)	0.13	(0.40)	0.11

Distributions:[3]
From net investment income	(0.17)	(0.10)	(0.16)	(0.09)
From net realized capital gains	—	(0.01)	—	(0.01)
From return of capital	(0.01)	—	(0.01)	—

Total distributions	(0.18)	(0.11)	(0.17)	(0.10)

Net asset value, end of period	$9.45	$10.02	$9.44	$10.01

Total Return[4]
Based on net asset value	(3.88)%	1.27%[5]	(3.99)%	1.05%[5]

Ratios to Average Net Assets[6]
Total expenses	1.90%	6.47%[7,8]	1.87%	8.32%[7,8]

Total expenses after fees waived and reimbursed	0.64%	0.75%[7]	0.86%	1.00%[7]

Net investment income.	2.41%	2.85%[7]	2.56%	2.54%[7]

Supplemental Data
Net assets, end of period (000)	$14,636	$6,092	$1,174	$20

Portfolio turnover	54%	25%	54%	25%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.29%	0.27%

[7]	Annualized.

[8]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.00% and 9.13%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Notes to Consolidated Financial Statements	BlackRock iShares® Dynamic Allocation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Dynamic Allocation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock iShares® Dynamic Allocation V.I. Fund – Cayman (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $102,354, which is 0.6% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies followed by the Fund:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. Accordingly, the net investment income (loss) and realized gains (losses) reported in the Fund’s financial statements presented under U.S. GAAP for such investments held by the Subsidiary may differ significantly from distributions. As such, any net gain will pass through to the Fund as ordinary income for federal income tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value[1]	Cash Collateral Received[2]	Net Amount
Citigroup Global Markets, Inc.	$10,770	$(10,770)	—
Credit Suisse Securities (USA) LLC	637,569	(637,569)	—

Total	$648,339	$(648,339)	—

[1]	Securities loaned with a value of $140,954 have been sold and are pending settlement as of December 31, 2015.
[2]

Collateral with a value of $666,937 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount is included in expenses reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2015, the amount reimbursed was $167.

For the year ended December 31, 2015, the Fund reimbursed the Manager $138 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which are shown as transfer agent — class specific. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Consolidated Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.53% for Class I and 0.78% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors. Prior to August 1, 2015, the expense limitations as a percentage of daily net assets were as follows: 0.75% for Class I and 1.00% for Class III. The amounts waived or reimbursed are included in fees waived by the Manager and expenses reimbursed by the Manager and shown as transfer agent fees reimbursed — class specific in the Consolidated Statement of Operations. For the year ended December 31, 2015, the amount is shown as fees waived by the Manager on the Consolidated Statement of Operations and the amount included in expenses reimbursed by the Manager was $104,957.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

As of period end, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires	Fund Level	Class I	Class III
12/31/2016	$91,762	$2,453	—
12/31/2017	$122,310	$21,925	$265

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Consolidated Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $5,180 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $17,018,497 and $6,178,250, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the year ended December 31, 2015 and the period ended December 31, 2014.

Management has analyzed tax laws and regulations and their application to the Fund as of period end, inclusive of the open tax years and does not believe there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to nondeductible expenses, distributions received from a regulated investment company and characterization of income/losses from a wholly-owned subsidiary were reclassified to the following accounts:

Paid-in capital	$(6,985)
Undistributed net investment income	$8,602
Accumulated net realized loss	$(1,617)

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Consolidated Financial Statements (continued)	BlackRock iShares® Dynamic Allocation V.I. Fund

The tax character of distributions paid was as follows:
	12/31/15	12/31/14
Ordinary income	286,566	$61,367
Long-term capital gains distributions	—	3,404
Tax return of capital	10,436	—

Total	$297,002	$64,771

As of period end, the tax components of accumulated net losses were as follows:

Capital loss carryforward	$(21,932)
Net unrealized losses[1]	(652,616)
Qualified late-year losses[2]	(446,640)

Total	$(1,121,188)

[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.
[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $21,932.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$17,331,546

Gross unrealized appreciation	$27,068
Gross unrealized depreciation	(681,545)

Net unrealized depreciation	$(654,477)

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets approximated by their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund, through investment company investments, invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Notes to Consolidated Financial Statements (concluded)	BlackRock iShares® Dynamic Allocation V.I. Fund

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Period April 30, 2014[1] to December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,158,756	$11,694,893	618,727	$6,271,365
Shares issued in reinvestment of distributions	29,070	277,036	5,896	59,320
Shares redeemed	(247,618)	(2,424,902)	(16,514)	(167,120)

Net increase	940,208	$9,547,027	608,109	$6,163,565

Class III
Shares sold	127,645	$1,273,061	2,007	$20,206
Shares issued in reinvestment of distributions	2,097	19,966	10	96
Shares redeemed	(7,323)	(72,256)	(3)	(25)

Net increase	122,419	$1,220,771	2,014	$20,277

Total Net Increase	1,062,627	$10,767,798	610,123	$6,183,842

[1]	Commencement of operations.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock iShares Dynamic Allocation V.I. Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock iShares Dynamic Allocation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for the year then ended, and for the period April 30, 2014 (commencement of operations) through December 31, 2014, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock iShares Dynamic Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for the year then ended and for the period April 30, 2014 (commencement of operations) through December 31, 2014, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock iShares® Dynamic Fixed Income V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Objective

BlackRock iShares® Dynamic Fixed Income V.I. Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The largest detractor from Fund performance was exposure to U.S. high yield corporate bonds through the iShares iBoxx $ High Yield Corporate Bond ETF. The next-largest detractor was exposure to corporate and non-corporate U.S. investment grade bonds through the iShares Core U.S. Credit Bond ETF.

•

The largest contributor to Fund performance was exposure to U.S. mortgage-backed bonds, including those issued by government-sponsored enterprises such as Ginnie Mae, Fannie Mae and Freddie Mac, through the iShares MBS ETF. This was followed by exposure to U.S.

agency bonds, issued by government-sponsored enterprises such as Fannie Mae and Freddie Mac, through the iShares Agency Bond ETF.

Describe recent portfolio activity.

•	There were no significant positioning changes after the Fund’s quantitative model was updated at the end of September.

Describe portfolio positioning at period end.

•

At period end, the Fund increased its exposure to investment grade credit and short-term Treasuries by increasing allocations to iShares iBoxx $ Investment Grade Corporate Bond ETF and iShares 1-3 Year Treasury Bond ETF. At the same time, the Fund’s exposure to high yield credit and mortgages through iShares iBoxx $ High Yield Corporate Bond ETF and iShares MBS ETF was reduced.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Portfolio Composition	Affiliated Investment Companies
Fixed Income Funds	99%
Short-Term Securities	1

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock iShares® Dynamic Fixed Income V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track fixed income indices.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2015

		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	Since Inception[6,7]
Class I5	(0.81)%	(1.20)%	0.05%
Class III[5]	(0.98)	(1.47)	(0.27)
Barclays U.S. Aggregate Bond Index	0.65	0.55	2.23

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$991.90	$2.71	$1,000.00	$1,022.48	$2.75	0.54%
Class III	$1,000.00	$990.20	$3.91	$1,000.00	$1,021.27	$3.97	0.78%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock iShares Dynamic Fixed Income V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock iShares® Dynamic Fixed Income V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Fixed Income Funds — 100.4%
iShares 1-3 Year Treasury Bond ETF	5,920	$499,411
iShares Agency Bond ETF	13,006	1,471,629
iShares CMBS ETF	1,861	94,092
iShares Core U.S. Credit Bond ETF	22,463	2,397,027
iShares Core U.S. Treasury Bond ETF	54,936	1,376,696
iShares iBoxx $ High Yield Corporate Bond ETF (b)	9,282	747,944
iShares iBoxx $ Investment Grade Corporate Bond ETF	10,412	1,187,072
iShares MBS ETF	13,663	1,471,505
iShares TIPS Bond ETF	2,599	285,058

		9,530,434

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 1.5%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (c)	62,237	$62,237
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (c)(d)	$80,190	80,190

		142,427

Total Affiliated Investment Companies (Cost — $9,783,086) — 101.9%		9,672,861
Liabilities in Excess of Other Assets — (1.9)%		(180,879)

Net Assets — 100.0%		$9,491,982

Notes to Schedule of Investments

(a)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at December 31, 2015	Value at December 31, 2015	Income		Realized Loss
BlackRock Liquidity Funds, TempFund, Institutional Class	—	62,237	[1]	—	62,237	$62,237	$92		—
BlackRock Liquidity Series, LLC, Money Market Series	—	$80,190	[2]	—	$80,190	$80,190	$13,844	[3]	—
iShares 1-3 Year Treasury Bond ETF	—	5,920		—	5,920	$499,411	—		—
iShares Agency Bond ETF	4,901	9,617		1,512	13,006	$1,471,629	$14,258		$(1,663)
iShares CMBS ETF	730	1,203		72	1,861	$94,092	$1,646		$(100)
iShares Core U.S. Credit Bond ETF	4,715	19,814		2,066	22,463	$2,397,027	$43,564		$(8,475)
iShares Core U.S. Treasury Bond ETF	29,399	53,099		27,562	54,936	$1,376,696	$15,614		$(11,436)
iShares Floating Rate Bond ETF	3,844	1,542		5,386	—	—	$169		$(262)
iShares iBoxx $ High Yield Corporate Bond ETF	8,246	18,206		17,170	9,282	$747,944	$79,505		$(164,029)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	10,412		—	10,412	$1,187,072	—		—
iShares MBS ETF	7,365	18,080		11,782	13,663	$1,471,505	$41,395		$(11,295)
iShares TIPS Bond ETF	910	1,867		178	2,599	$285,058	$814		$(534)

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Security, or a portion of security, is on loan.

(c)	Current yield as of period end.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Portfolio Abbreviation
ETF	Exchange-Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (concluded)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$9,592,671	$80,190	—	$9,672,861

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$12,321	—	—	$12,321
Liabilities:
Collateral on securities loaned at value	—	$(80,190)	—	(80,190)
Total	$12,321	$(80,190)	—	$(67,869)

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Assets and Liabilities

December 31, 2015	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $78,324)(cost — $9,783,086)	$9,672,861
Cash	12,321
Receivables:
Investments sold	2,188,156
Securities lending income — affiliated	1,544
Capital shares sold	5,186
Dividends — affiliated	20
From the Manager	16,097
Prepaid expenses	377

Total assets	11,896,562

Liabilities
Collateral on securities loaned at value	80,190
Payables:
Investments purchased	2,244,926
Capital shares redeemed	9,528
Distribution fees	183
Officer’s and Directors’ fees	1,101
Other accrued expenses	68,632
Other affiliates	20

Total liabilities	2,404,580

Net Assets	$9,491,982

Net Assets Consist of
Paid-in capital	$9,819,187
Undistributed net investment income	932
Accumulated net realized loss	(217,912)
Net unrealized appreciation (depreciation)	(110,225)

Net Assets	$9,491,982

Net Asset Value
Class I — Based on net assets of $8,346,213 and 857,289 shares outstanding, 100 million shares authorized, $0.10 par value	$9.74

Class III — Based on net assets of $1,145,769 and 118,101 shares outstanding, 100 million shares authorized, $0.10 par value	$9.70

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Statement of Operations

Year Ended December 31, 2015	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Investment Income
Dividends — affiliated	$197,057
Securities lending — affiliated — net	13,844

Total income	210,901

Expenses
Professional	56,968
Printing	22,576
Investment advisory	10,580
Transfer agent — Class I	9,569
Transfer agent — Class III	284
Offering	7,194
Accounting services	5,996
Officer and Directors	5,949
Transfer agent	5,000
Custodian	4,236
Distribution — Class III	849
Miscellaneous	6,301

Total expenses	135,502
Less:
Fees waived by the Manager	(10,580)
Transfer agent fees reimbursed — Class I	(9,548)
Transfer agent fees reimbursed — Class III	(282)
Expenses reimbursed by the Manager	(70,089)

Total expenses after fees waived and reimbursed	45,003

Net investment income	165,898

Realized and Unrealized Loss
Net realized loss on investments — affiliated	(197,794)
Net change in unrealized appreciation (depreciation) on investments — affiliated	(113,654)

Net realized and unrealized loss	(311,448)

Net Decrease in Net Assets Resulting from Operations	$(145,550)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statements of Changes in Net Assets	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Increase (Decrease) in Net Assets:	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014

Operations
Net investment income	$165,898	$26,458
Net realized loss	(197,794)	(7,974)
Net change in unrealized appreciation (depreciation)	(113,654)	3,429

Net increase (decrease) in net assets resulting from operations	(145,550)	21,913

Distributions to Shareholders[2]
From net investment income:
Class I	(158,654)	(28,139)
Class III	(20,719)	(549)
From net realized gain:
Class I	—	(554)
Class III	—	(12)
From return of capital:
Class I	(553)	(241)
Class III	(75)	(5)

Decrease in net assets resulting from distributions to shareholders	(180,001)	(29,500)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	6,115,663	3,709,457

Net Assets
Total increase in net assets	5,790,112	3,701,870
Beginning of period	3,701,870	—

End of period	$9,491,982	$3,701,870

Undistributed net investment income, end of period	$932	$16

[1]	Commencement of operations.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Financial Highlights	BlackRock iShares® Dynamic Fixed Income V.I. Fund

	Class I			Class III
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014		Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014

Per Share Operating Performance
Net asset value, beginning of period	$10.05	$10.00		$10.03	$10.00

Net investment income[2]	0.24	0.12		0.27	0.14
Net realized and unrealized gain (loss)	(0.36)	0.01		(0.42)	(0.04)

Net increase (decrease) from investment operations	(0.12)	0.13		(0.15)	0.10

Distributions:[3]
From net investment income	(0.19)	(0.08)		(0.18)	(0.07)
From net realized capital gains	—	(0.00)[4]		—	(0.00)[4]
From return of capital	(0.00)[4]	(0.00)[4]		(0.00)[4]	(0.00)[4]

Total distributions	(0.19)	(0.08)		(0.18)	(0.07)

Net asset value, end of period	$9.74	$10.05		$9.70	$10.03

Total Return[5]
Based on net asset value	(1.20)%	1.30%	[6]	(1.47)%	1.03%[6]

Ratios to Average Net Assets[7]
Total expenses	1.91%	7.16%	[8,9]	2.06%	8.57%[8,9]

Total expenses after fees waived and reimbursed	0.63%	0.75%	[8]	0.84%	1.00%[8]

Net investment income	2.33%	1.83%	[8]	2.71%	1.98%[8]

Supplemental Data
Net assets, end of period (000)	$8,346	$3,624		$1,146	$78

Portfolio turnover rate	58%	61%		58%	61%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014
Investments in underlying funds	0.26%	0.25%

[8]	Annualized.

[9]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 7.71% and 8.93%, respectively.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements	BlackRock iShares® Dynamic Fixed Income V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Dynamic Fixed Income V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments and derivative financial instruments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$78,324	$(78,324)	—

[1]

Collateral with a value of $80,190 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investments in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount included in expenses reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2015, the amount reimbursed was $98.

For the year ended December 31, 2015, the Fund reimbursed the Manager $81 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization, which are shown as Transfer agent — class specific. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.50% for Class I and 0.75% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors. Prior to August 1, 2015, the expense limitations as a percentage of daily net assets were as follows: 0.75% for Class I and 1.00% for Class III. The amounts waived or reimbursed are included in fees waived by the Manager and expenses reimbursed by the Manager and shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2015, the amount is shown as fees waived by the Manager on the Statement of Operations and the amount included in expenses reimbursed by the Manager was $69,991.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

As of period end, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires	Fund Level	Class I	Class III
12/31/2016	$75,070	$1,455	—
12/31/2017	$80,571	$9,548	$282

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $2,890 for securities lending agent services.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $10,216,995 and $4,073,541 respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the period ended December 31, 2014 and the year ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax returns years and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and distributions received from a regulated investment company were reclassified to the following accounts:

Paid-in capital	$(2,813)
Undistributed net investment income	$14,391
Accumulated net realized loss	$(11,578)

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$179,373	$29,254
Tax return of capital	628	246

Total	$180,001	$29,500

As of period end, the tax components of accumulated net losses were as follows:

Capital loss carryforward	$(5,270)
Net unrealized losses[1]	(180,878)
Qualified late-year losses[2]	(141,057)

Total	$(327,205)

[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and the timing and recogniton of partnership income.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $5,270.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$9,853,739

Gross unrealized appreciation	$3,977
Gross unrealized depreciation	(184,855)

Net unrealized depreciation	$(180,878)

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Notes to Financial Statements (concluded)	BlackRock iShares® Dynamic Fixed Income V.I. Fund

than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 30, 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Fund, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy; the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Period April 30, 2014[1] to December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	628,288	$6,345,522	472,288	$4,754,105
Shares issued in reinvestment of distributions	16,379	159,206	2,490	25,027
Shares redeemed	(148,160)	(1,488,001)	(113,996)	(1,147,697)

Net increase	496,507	$5,016,727	360,782	$3,631,435

Class III
Shares sold	119,320	$1,189,039	7,705	$77,639
Shares issued in reinvestment of distributions	2,148	20,794	49	492
Shares redeemed	(11,110)	(110,897)	(11)	(109)

Net increase	110,358	$1,098,936	7,743	$78,022

Total Net Increase	606,865	$6,115,663	368,525	$3,709,457

[1]	Commencement of operations.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock iShares Dynamic Fixed Income V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock iShares Dynamic Fixed Income V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, and for the period April 30, 2014 (commencement of operations) through December 31, 2014, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock iShares Dynamic Fixed Income V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period April 30, 2014 (commencement of operations) through December 31, 2014, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Fund, Inc.

▶   BlackRock iShares® Equity Appreciation V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock iShares® Equity Appreciation V.I. Fund

Investment Objective

BlackRock iShares® Equity Appreciation V.I. Fund’s (the “Fund”) investment objective is to seek to provide growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund underperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

•

The largest detractor from Fund performance was exposure to a broad range of emerging market companies through the iShares Core MSCI Emerging Markets ETF. The second-largest detractor was exposure to large- and mid-sized Canadian companies through the iShares MSCI Canada ETF.

•	The largest contributor to Fund performance was exposure to small public companies in Europe, Australia, Asia and the Far East through the
iShares MSCI EAFE Small-Cap ETF. This was followed by exposure to large U.S. companies through the iShares Russell 1000 ETF.

Describe recent portfolio activity.

•	There were no significant positioning changes after the Fund’s quantitative model was updated at the end of September.

Describe portfolio positioning at period end.

•

At period end, the Fund increased its exposure to U.S. and EAFE equities by increasing allocations to iShares Core S&P 500 ETF and iShares MSCI EAFE ETF. In contrast, the Fund’s exposure to Canada and international dividend stocks through iShares MSCI Canada ETF and iShares International Select Dividend ETF was reduced.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	93%
Short-Term Securities	7

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock iShares® Equity Appreciation V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests in a portfolio of underlying exchange-traded funds that seek to track equity indices.

[3]

This unmanaged index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2015

		Average Annual Total Returns
	6-Month Total Returns[6]	1 Year[6]	Since Inception[6,7]
Class I5	(8.62)%	(6.50)%	(3.73)%
Class III[5]	(8.73)	(6.70)	(3.97)
MSCI All Country World Index	(4.90)	(2.36)	(0.21)

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[7]	The Fund commenced operations on April 30, 2014.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[8]	Annualized Expense Ratio
Class I	$1,000.00	$913.80	$2.41	$1,000.00	$1,022.68	$2.55	0.50%
Class III	$1,000.00	$912.70	$3.57	$1,000.00	$1,021.48	$3.77	0.74%

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock iShares® Equity Appreciation V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock iShares® Equity Appreciation V.I. Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 100.3%
iShares Core MSCI Emerging Markets ETF	21,540	$848,461
iShares Core S&P 500 ETF	4,104	840,786
iShares Core S&P Mid-Cap ETF	1,260	175,543
iShares International Select Dividend ETF	4,823	138,468
iShares Micro-Cap ETF	1,708	123,147
iShares MSCI EAFE ETF	34,834	2,046,498
iShares MSCI EAFE Small-Cap ETF	5,717	285,564
iShares Russell 1000 ETF	15,291	1,732,623
iShares Russell 2000 ETF	10,016	1,126,900
iShares S&P 100 ETF	1,721	156,904

		7,474,894

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Short-Term Securities — 7.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (b)	106,288	$106,288
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (b)(c)	$459,990	459,990

		566,278

Total Affiliated Investment Companies (Cost — $8,242,183) — 107.9%	8,041,172
Liabilities in Excess of Other Assets — (7.9)%	(590,744)

Net Assets — 100.0%	$7,450,428

Notes to Schedule of Investments

(a)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at December 31, 2015	Value at December 31, 2015	Income		Realized Loss

BlackRock Liquidity Funds, TempFund, Institutional Class	74,281	32,007	[1]	—	106,288	$ 106,288	$85		—
BlackRock Liquidity Series, LLC, Money Market Series	—	$459,990	[2]	—	$459,990	$ 459,990	$7,807	[3]	—
iShares Core MSCI Emerging Markets ETF	12,062	25,360		15,882	21,540	$ 848,461	$24,666		$(151,043)
iShares Core S&P 500 ETF	—	4,104		—	4,104	$ 840,786	—		—
iShares Core S&P Mid-Cap ETF	—	1,260		—	1,260	$ 175,543	—		—
iShares International Select Dividend ETF	11,016	22,218		28,411	4,823	$ 138,468	$32,317		$(167,864)
iShares Micro-Cap ETF	960	7,256		6,508	1,708	$ 123,147	$5,253		$(45,219)
iShares MSCI Canada ETF	6,415	21,525		27,940	—	—	$9,246		$(136,022)
iShares MSCI EAFE ETF	9,279	32,182		6,627	34,834	$2,046,498	$25,979		$(36,840)
iShares MSCI EAFE Small-Cap ETF	4,824	6,843		5,950	5,717	$ 285,564	$8,136		$(5,709)
iShares MSCI Frontier 100 ETF	2,476	5,359		7,835	—	—	$3,692		$(41,485)
iShares Russell 1000 ETF	9,221	13,861		7,791	15,291	$1,732,623	$29,627		$(33,886)
iShares Russell 2000 ETF	4,684	8,252		2,920	10,016	$1,126,900	$14,565		$(26,327)
iShares S&P 100 ETF	856	1,318		453	1,721	$ 156,904	$2,878		$(2,426)

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Current yield as of period end.

(c)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day. Securities loaned with a value of $439,546 have been sold and are pending settlement as of December 31, 2015.

Portfolio Abbreviation

ETF	Exchange-Traded Fund

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (concluded)	BlackRock iShares® Equity Appreciation V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Affiliated Investment Companies	$7,581,182	$459,990	—	$8,041,172

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities:
Collateral on securities loaned at value	—	$(459,990)	—	$(459,990)

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Assets and Liabilities

December 31, 2015	BlackRock iShares® Equity Appreciation V.I. Fund

Assets
Investments at value — affiliated (including securities loaned at value of $439,546)(cost — $8,242,183)	$8,041,172
Receivables:
Investments sold	1,777,615
Securities lending income — affiliated	482
Capital shares sold	4,178
Dividends — affiliated	1,223
From the Manager	18,620
Prepaid expenses	367

Total assets	9,843,657

Liabilities
Collateral on securities loaned at value	459,990
Payables:
Investments purchased	1,861,335
Capital shares redeemed	7,655
Distribution fees	91
Officer’s and Directors’ fees	1,075
Other accrued expenses	63,065
Other affiliates	18

Total liabilities	2,393,229

Net Assets	$7,450,428

Net Assets Consist of
Paid-in capital	$8,318,770
Undistributed net investment income	790
Accumulated net realized loss	(668,121)
Net unrealized appreciation (depreciation)	(201,011)

Net Assets	$7,450,428

Net Asset Value
Class I — Based on net assets of $6,948,079 and 761,767 shares outstanding, 100 million shares authorized, $0.10 par value	$9.12

Class III — Based on net assets of $502,349 and 55,191 shares outstanding, 100 million shares authorized, $0.10 par value	$9.10

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Statement of Operations

Year Ended December 31, 2015	BlackRock iShares® Equity Appreciation V.I. Fund

Investment Income
Dividends — affiliated	$156,444
Securities lending — affiliated — net	7,807

Total income	164,251

Expenses
Professional	49,825
Printing	22,491
Transfer agent — Class I	12,450
Transfer agent — Class III	171
Investment advisory	9,406
Offering	7,241
Officer and Directors	5,925
Accounting services	5,841
Custodian	5,358
Transfer agent	5,000
Distribution — Class III	514
Registration	349
Miscellaneous	6,139

Total expenses	130,710
Less:
Fees waived by the Manager	(9,405)
Transfer agent fees reimbursed — Class I	(12,427)
Transfer agent fees reimbursed — Class III	(168)
Expenses reimbursed by the Manager	(69,737)

Total expenses after fees waived and reimbursed	38,973

Net investment income	125,278

Realized and Unrealized Loss
Net realized loss on investments — affiliated	(646,821)
Net change in unrealized appreciation (depreciation) on investments — affiliated	(139,408)

Net realized and unrealized loss	(786,229)

Net Decrease in Net Assets Resulting from Operations	$(660,951)

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statements of Changes in Net Assets	BlackRock iShares® Equity Appreciation V.I. Fund

Increase (Decrease) in Net Assets:	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014

Operations
Net investment income	$125,278	$38,149
Net realized loss	(646,821)	(18,885)
Net change in unrealized appreciation (depreciation)	(139,408)	(61,603)

Net decrease in net assets resulting from operations	(660,951)	(42,339)

Distributions to Shareholders[2]
From net investment income:
Class I	(121,605)	(39,659)
Class III	(8,233)	(215)
Return of capital:
Class I	(3,687)	—
Class III	(266)	—

Decrease in net assets resulting from distributions to shareholders	(133,791)	(39,874)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	4,474,171	3,853,212

Net Assets
Total increase in net assets	3,679,429	3,770,999
Beginning of period	3,770,999	—

End of period	$7,450,428	$3,770,999

Undistributed net investment income, end of period	$790	$339

[1]	Commencement of operations.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Financial Highlights	BlackRock iShares® Equity Appreciation V.I. Fund

	Class I			Class III
	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014		Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014

Per Share Operating Performance
Net asset value, beginning of period	$9.93	$10.00		$9.92	$10.00

Net investment income[2]	0.20	0.21		0.25	0.21
Net realized and unrealized gain (loss)	(0.84)	(0.17)		(0.91)	(0.19)

Net increase (decrease) from investment operations	(0.64)	0.04		(0.66)	0.02

Distributions:[3]
From net investment income	(0.16)	(0.11)		(0.15)	(0.10)
Return of capital	(0.01)	—		(0.01)	—

Total distributions	(0.17)	(0.11)		(0.16)	(0.10)

Net asset value, end of period	$9.12	$9.93		$9.10	$9.92

Total Return[4]
Based on net asset value	(6.50)%	0.37%	[5]	(6.70)%	0.16%	[5]

Ratios to Average Net Assets[6]
Total expenses	2.08%	7.84%	[7,8]	2.18%	10.67%	[7,8]

Total expenses after fees waived and reimbursed	0.62%	0.75%	[7]	0.81%	1.00%	[7]

Net investment income	1.98%	3.04%	[7]	2.58%	3.01%	[7]

Supplemental Data
Net assets, end of period (000)	$6,948	$3,749		$502	$22

Portfolio turnover rate	76%	16%		76%	16%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31, 2015	Period April 30, 2014[1] to December 31, 2014

Investments in underlying funds	0.30%	0.27%

[7]	Annualized.

[8]

Organization and/or offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class I and Class III would have been 8.47% and 11.83%, respectively.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements	BlackRock iShares® Equity Appreciation V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock iShares® Equity Appreciation V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Fund’s investments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — affiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value[1]	Cash Collateral Received[2]	Net Amount
Credit Suisse Securities (USA) LLC	$439,546	$(439,546)	—

[1]	Securities loaned with a value of $439,546 have been sold and are pending settlement as of December 31, 2015.

[2]

Collateral with a value of $459,990 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.150%
$1 Billion - $3 Billion	0.140%
$3 Billion - $5 Billion	0.135%
Greater than $5 Billion	0.130%

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributable to the Fund’s investment in other equity and fixed-income mutual funds managed by BlackRock or its affiliates, if any. This amount shown as fees reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2015, the amount reimbursed was $94.

For the year ended December 31, 2015, the Fund reimbursed the Manager $75 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organization, which are shown as Transfer agent — class specific. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 0.45% for Class I and 0.70% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017 unless approved by the Board, including a majority of the Independent Directors. Prior to August 1, 2015, the expense limitations as a percentage of daily net assets were as follows: 0.75% for Class I and 1.00% for Class III. The amounts waived or reimbursed are included in fees waived by the Manager and expenses reimbursed by the Manager and shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended December 31, 2015, the amount is shown as fees waived by the Manager on the Statement of Operations and the amount included in expenses reimbursed by the Manager was $69,643.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On December 31, 2015, the Fund level waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires	Fund Level	Class I	Class III
12/31/2016	$72,150	$1,138	—
12/31/2017	$79,049	$12,427	$168

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $1,706 for securities lending agent services.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock iShares® Equity Appreciation V.I. Fund

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $9,261,498 and $4,752,362, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for the period ended December 31, 2014 and the year ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years and does not believe there are any uncertain tax positions that require recognition of a tax liability in the financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses and distributions received from a regulated investment company were reclassified to the following accounts:

Paid-in capital	$(2,596)
Undistributed net investment income	$5,011
Accumulated net realized loss	$(2,415)

The tax character of distributions paid was as follows:

	12/31/15	12/31/14

Ordinary income	$129,838	$39,874
Tax return of capital	3,953	—

Total	$133,791	$39,874

As of period end, the tax components of accumulated net losses were as follows:

Capital loss carryforward	$(98,349)
Net unrealized losses[1]	(433,748)
Qualified late-year losses[2]	(336,245)

Total	$(868,342)

[1]	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, the Fund had a capital loss carryforward, with no expiration date, available to offset future realized capital gains of $98,349.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$8,474,920

Gross unrealized appreciation	$48,439
Gross unrealized depreciation	(482,187)

Net unrealized depreciation	$(433,748)

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Notes to Financial Statements (concluded)	BlackRock iShares® Equity Appreciation V.I. Fund

time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 30, 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Fund, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy; the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Period April 30, 2014[1] to December 31, 2014
	Shares	Amount	Shares	Amount

Class I

Shares sold	627,937	$6,297,929	376,194	$3,818,393
Shares issued in reinvestment of distributions	13,498	125,292	3,444	34,407
Shares redeemed	(257,060)	(2,467,085)	(2,246)	(22,186)

Net increase	384,375	$3,956,136	377,392	$3,830,614

Class III
Shares sold	54,945	$537,987	2,240	$22,501
Shares issued in reinvestment of distributions	917	8,499	12	119
Shares redeemed	(2,921)	(28,451)	(2)	(22)

Net increase	52,941	$518,035	2,250	$22,598

Total Net Increase	437,316	$4,474,171	379,642	$3,853,212

[1]	Commencement of operations.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock iShares Equity Appreciation V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock iShares Equity Appreciation V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, and for the period April 30, 2014 (commencement of operations) through December 31, 2014, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock iShares Equity Appreciation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period April 30, 2014 (commencement of operations) through December 31, 2014, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Large Cap Core V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock Large Cap Core V.I. Fund

Investment Objective

BlackRock Large Cap Core V.I. Fund’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•

Information technology (“IT”) was the prime detractor from relative performance, largely owing to the Fund’s tilt toward enterprise hardware and compute-intensive semiconductor companies. Key names underperformed as the magnitude of PC unit weakness was worse than anticipated, pressuring earnings and forward guidance of several holdings with PC exposure. Micron Technology, Inc. and Western Digital Corp. were the leading individual detractors within the Fund for the 12-month period.

•

Elsewhere in the Fund, financials detracted on weakness in consumer finance holdings. Zero exposure to internet & catalog retail name Amazon.com Inc. also hindered relative returns as the stock more than doubled in the period.

•

Relative performance was supported by strong selection in the health care sector. The Fund’s tilt toward managed care proved especially advantageous as the companies consistently beat earnings expectations and raised guidance on strong underlying fundamentals, while further benefiting from the summer’s favorable Supreme Court ruling concerning insurance subsidies under the Affordable Care Act and, more critically, the broader consolidation trend in the industry. Elsewhere in the sector, a position in non-benchmark holding Teva Pharmaceutical Industries Ltd. added considerable value.

•

Selection benefited in consumer staples as well, led by beverage holdings. Dr. Pepper Snapple Group Inc. contributed on a higher earnings outlook for 2015 due to improved carbonated soft drink pricing in the United States. Molson Coors Brewing Co. outperformed on the announcement AB InBev will make an offer to acquire SABMiller.

•

Energy was another source of strength, attributable to both the Fund’s underweight to the benchmark’s worst-performing names concentrated in exploration & production, and overweight to refining & marketing. The benefit of this positioning more than offset weakness resulting from the Fund’s overweight in energy services companies, which struggled amid the steep decline in the price of oil.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s weighting in the consumer discretionary sector substantially increased, with additions in health care and consumer staples as well. The largest reduction was in the industrials sector. Financials, energy and IT also saw declines.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweights in IT, consumer discretionary and health care. Industrials, telecommunication services and utilities were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Information Technology	24%
Health Care	18
Financials	18
Consumer Discretionary	17
Consumer Staples	8
Industrials	6
Energy	5
Materials	3
Utilities	1
Short-Term Securities	4
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock Large Cap Core V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Index.

[3]

An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2015

		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(0.21)%	0.52%	11.73%	5.89%
Class II4	(0.29)	0.34	11.55	5.73
Class III[4]	(0.33)	0.23	11.43	5.62	[6]
Russell 1000® Index	(0.78)	0.92	12.44	7.40

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$997.90	$2.82	$1,000.00	$1,022.38	$2.85	0.56%
Class II	$1,000.00	$997.10	$3.62	$1,000.00	$1,021.58	$3.67	0.72%
Class III	$1,000.00	$996.70	$4.23	$1,000.00	$1,020.97	$4.28	0.84%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock Large Cap Core V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Large Cap Core V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.3%
Raytheon Co.	50,400	$6,276,312
Air Freight & Logistics — 1.2%
FedEx Corp.	41,610	6,199,474
Airlines — 2.1%
Southwest Airlines Co.	171,000	7,363,260
United Continental Holdings, Inc. (a)	55,200	3,162,960

		10,526,220
Auto Components — 2.3%
Goodyear Tire & Rubber Co.	91,400	2,986,038
Lear Corp.	67,300	8,266,459

		11,252,497
Banks — 12.0%
Bank of America Corp.	688,983	11,595,584
Citigroup, Inc.	233,199	12,068,048
JPMorgan Chase & Co.	254,283	16,790,306
SunTrust Banks, Inc.	169,030	7,241,245
U.S. Bancorp	274,935	11,731,476

		59,426,659
Beverages — 2.3%
Dr. Pepper Snapple Group, Inc.	76,700	7,148,440
Molson Coors Brewing Co., Class B	46,700	4,386,064

		11,534,504
Biotechnology — 2.8%
Amgen, Inc.	61,420	9,970,308
Gilead Sciences, Inc.	40,800	4,128,552

		14,098,860
Building Products — 0.5%
Owens Corning	56,900	2,676,007
Capital Markets — 1.8%
Goldman Sachs Group, Inc.	48,220	8,690,691
Chemicals — 1.5%
Dow Chemical Co.	66,500	3,423,420
Eastman Chemical Co.	57,280	3,866,973

		7,290,393
Communications Equipment — 2.9%
Brocade Communications Systems, Inc.	345,090	3,167,926
Cisco Systems, Inc.	415,030	11,270,140

		14,438,066
Consumer Finance — 0.6%
SLM Corp. (a)	472,940	3,083,569
Containers & Packaging — 0.5%
Packaging Corp. of America	40,377	2,545,770
Electronic Equipment, Instruments & Components — 0.6%
CDW Corp.	76,250	3,205,550

Common Stocks	Shares	Value
Energy Equipment & Services — 2.2%
Atwood Oceanics, Inc. (b)	128,100	$1,310,463
Schlumberger Ltd.	118,300	8,251,425
Weatherford International PLC (b)	133,270	1,118,135

		10,680,023
Food & Staples Retailing — 2.8%
CVS Health Corp.	134,250	13,125,623
Kroger Co.	15,520	649,202

		13,774,825
Food Products — 1.1%
Pilgrim’s Pride Corp. (b)	41,400	914,526
Tyson Foods, Inc., Class A	88,630	4,726,638

		5,641,164
Health Care Equipment & Supplies — 0.1%
Medtronic PLC	7,220	555,362
Health Care Providers & Services — 11.7%
Aetna, Inc.	105,000	11,352,600
Centene Corp. (a)(b)	81,600	5,370,096
Cigna Corp.	76,100	11,135,713
Express Scripts Holding Co. (a)	18,200	1,590,862
Humana, Inc.	28,200	5,033,982
Laboratory Corp. of America Holdings (a)	45,450	5,619,438
McKesson Corp.	22,560	4,449,509
UnitedHealth Group, Inc.	74,400	8,752,416
Universal Health Services, Inc., Class B	37,855	4,523,294

		57,827,910
Hotels, Restaurants & Leisure — 2.5%
Carnival Corp.	204,717	11,152,982
Las Vegas Sands Corp.	25,200	1,104,768

		12,257,750
Household Durables — 1.3%
D.R. Horton, Inc. (b)	70,139	2,246,552
Lennar Corp., Class A (b)	40,080	1,960,313
NVR, Inc. (a)	716	1,176,388
Toll Brothers, Inc. (a)	33,170	1,104,561

		6,487,814
Industrial Conglomerates — 0.4%
3M Co.	12,045	1,814,459
Insurance — 3.4%
American International Group, Inc.	182,100	11,284,737
Travelers Cos., Inc.	51,095	5,766,582

		17,051,319
Internet & Catalog Retail — 1.0%
Priceline Group, Inc. (a)	3,990	5,087,051
Internet Software & Services — 5.2%
Alphabet, Inc., Class A (a)	11,860	9,227,199

Portfolio Abbreviations
ADR	American Depositary Receipts
SPDR	Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (continued)	BlackRock Large Cap Core V.I. Fund

Common Stocks	Shares	Value
Internet Software & Services (continued)
Alphabet, Inc., Class C (a)	12,064	$9,155,128
Facebook, Inc., Class A (a)	70,950	7,425,627

		25,807,954
IT Services — 5.7%
Amdocs Ltd.	76,124	4,154,087
Cognizant Technology Solutions Corp., Class A (a)	131,800	7,910,636
DST Systems, Inc.	20,070	2,289,184
MasterCard, Inc., Class A	105,780	10,298,741
Total System Services, Inc.	72,787	3,624,792

		28,277,440
Machinery — 0.3%
WABCO Holdings, Inc. (a)(b)	16,200	1,656,612
Media — 3.9%
Comcast Corp., Class A	233,200	13,159,476
Omnicom Group, Inc. (b)	46,990	3,555,263
Viacom, Inc., Class B	62,000	2,551,920

		19,266,659
Multi-Utilities — 0.8%
Public Service Enterprise Group, Inc.	106,200	4,108,878
Oil, Gas & Consumable Fuels — 3.1%
BP PLC — ADR	151,350	4,731,201
Exxon Mobil Corp.	3,875	302,056
Hess Corp.	14,875	721,140
PBF Energy, Inc., Class A	20,370	749,820
Suncor Energy, Inc.	203,810	5,258,298
Tesoro Corp.	16,140	1,700,672
Valero Energy Corp.	30,400	2,149,584

		15,612,771
Paper & Forest Products — 0.5%
Domtar Corp. (b)	66,700	2,464,565
Pharmaceuticals — 3.3%
Allergan PLC (a)	10,500	3,281,250
Johnson & Johnson	17,985	1,847,419
Merck & Co., Inc.	13,227	698,650
Pfizer, Inc.	16,310	526,487
Teva Pharmaceutical Industries Ltd. — ADR	149,822	9,834,316

		16,188,122
Semiconductors & Semiconductor Equipment — 1.8%
Intel Corp.	86,630	2,984,403
Micron Technology, Inc. (a)	115,980	1,642,277
NVIDIA Corp.	126,600	4,172,736

		8,799,416

Common Stocks	Shares	Value
Software — 3.9%
Activision Blizzard, Inc.	178,190	$6,897,735
Microsoft Corp.	166,910	9,260,167
Oracle Corp.	88,800	3,243,864

		19,401,766
Specialty Retail — 5.9%
Home Depot, Inc.	92,700	12,259,575
Lowe’s Cos., Inc.	165,200	12,561,808
Ross Stores, Inc.	81,450	4,382,825

		29,204,208
Technology Hardware, Storage & Peripherals — 3.7%
Apple Inc.	107,960	11,363,870
EMC Corp.	60,800	1,561,344
Western Digital Corp.	87,860	5,275,993

		18,201,207
Textiles, Apparel & Luxury Goods — 0.2%
Fossil Group, Inc. (a)	23,300	851,848
Tobacco — 2.0%
Altria Group, Inc.	172,645	10,049,665
Total Common Stocks — 99.2%		492,313,360

Investment Companies — 0.4%
Utilities Select Sector SPDR Fund (b)	42,000	1,817,760
Total Long-Term Investments (Cost — $399,233,374) — 99.6%		494,131,120

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (c)(d)	1,724,257	1,724,257
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (c)(d)(e)	$19,784	19,784,132
Total Short-Term Securities (Cost — $21,508,389) — 4.3%		21,508,389
Total Investments (Cost — $420,741,763) — 103.9%		515,639,509
Liabilities in Excess of Other Assets — (3.9)%		(19,588,604)

Net Assets — 100.0%		$496,050,905

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at December 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	10,463,699	(8,739,442)	1,724,257	$7,564
BlackRock Liquidity Series, LLC, Money Market Series	—	$19,784,132	$19,784,132	$31,986	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock Large Cap Core V.I. Fund

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$492,313,360	—	—	$492,313,360
Investment Companies	1,817,760	—	—	1,817,760
Short-Term Securities	1,724,257	$19,784,132	—	21,508,389

Total	$495,855,377	$19,784,132	—	$515,639,509

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $19,784,132 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Statement of Assets and Liabilities

December 31, 2015	BlackRock Large Cap Core V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $19,212,454) (cost — $399,233,374)	$494,131,120
Investments at value — affiliated (cost — $21,508,389)	21,508,389
Receivables:
Securities lending income — affiliated	2,293
Capital shares sold	214,547
Dividends — affiliated	347
Dividends — unaffiliated	563,356
From the Manager	113,496
Prepaid expenses	2,839

Total assets	516,536,387

Liabilities
Collateral on securities loaned at value	19,784,132
Payables:
Capital shares redeemed	77,454
Distribution fees	66,194
Investment advisory fees	195,017
Officer’s and Directors’ fees	6,157
Other accrued expenses	35,873
Other affiliates	1,361
Professional fees	47,483
Transfer agent fees	271,811

Total liabilities	20,485,482

Net Assets	$496,050,905

Net Assets Consist of
Paid-in capital	$397,634,694
Undistributed net investment income	6,995
Undistributed net realized gain	3,511,470
Net unrealized appreciation (depreciation)	94,897,746

Net Assets	$496,050,905

Net Asset Value
Class I — Based on net assets of $184,151,100 and 5,864,495 shares outstanding, 200 million shares authorized, $0.10 par value	$31.40

Class II — Based on net assets of $5,333,174 and 169,717 shares outstanding, 100 million shares authorized, $0.10 par value	$31.42

Class III — Based on net assets of $306,566,631 and 9,810,301 shares outstanding, 100 million shares authorized, $0.10 par value	$31.25

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Operations

Year Ended December 31, 2015	BlackRock Large Cap Core V.I. Fund

Investment Income
Dividends — unaffiliated	$8,608,789
Securities lending — affiliated — net	31,986
Dividends — affiliated	7,564
Foreign taxes withheld	(65,770)

Total income	8,582,569

Expenses
Investment advisory	2,391,938
Transfer agent	20
Transfer agent — Class I	408,949
Transfer agent — Class II	11,954
Transfer agent — Class III	641,945
Distribution — Class II	9,235
Distribution — Class III	798,303
Accounting services	119,435
Printing	42,581
Professional	41,274
Officer and Directors	27,781
Custodian	20,901
Miscellaneous	12,192

Total expenses	4,526,508
Less:
Fees waived by the Manager	(8,048)
Transfer agent fees reimbursed — Class I	(310,196)
Transfer agent fees reimbursed — Class II	(7,644)
Transfer agent fees reimbursed — Class III	(386,488)

Total expenses after fees waived and/or reimbursed	3,814,132

Net investment income	4,768,437

Realized and Unrealized Gain (Loss)
Net realized gain from investments	24,180,947
Net change in unrealized appreciation (depreciation) on investments	(26,765,746)

Total realized and unrealized loss	(2,584,799)

Net Increase in Net Assets Resulting from Operations	$2,183,638

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Statements of Changes in Net Assets	BlackRock Large Cap Core V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014
Operations
Net investment income	$4,768,437	$4,231,194
Net realized gain	24,180,947	66,216,612
Net change in unrealized appreciation (depreciation)	(26,765,746)	(10,072,263)

Net increase in net assets resulting from operations	2,183,638	60,375,543

Distributions to Shareholders[1]
From net investment income:
Class I	(2,154,309)	(2,008,355)
Class II	(49,177)	(47,781)
Class III	(2,726,763)	(2,173,882)
From net realized gain:
Class I	(9,419,280)	(24,772,342)
Class II	(272,636)	(723,347)
Class III	(15,768,565)	(37,772,646)

Decrease in net assets resulting from distributions to shareholders	(30,390,730)	(67,498,353)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(16,430,161)	22,308,828

Net Assets
Total increase (decrease) in net assets	(44,637,253)	15,186,018
Beginning of year	540,688,158	525,502,140

End of year	$496,050,905	$540,688,158

Undistributed net investment income, end of year	$6,995	$151,573

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights	BlackRock Large Cap Core V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$33.26	$33.80	$25.55	$23.00	$22.73

Net investment income[1]	0.36	0.34	0.30	0.39	0.29
Net realized and unrealized gain (loss)	(0.16)	3.86	8.27	2.54	0.26

Net increase from investment operations	0.20	4.20	8.57	2.93	0.55

Distributions:[2]
From net investment income	(0.39)	(0.36)	(0.32)	(0.38)	(0.28)
From net realized gain	(1.67)	(4.38)	—	—	—

Total distributions	(2.06)	(4.74)	(0.32)	(0.38)	(0.28)

Net asset value, end of year	$31.40	$33.26	$33.80	$25.55	$23.00

Total Return[3]
Based on net asset value	0.52%	12.36%	33.56%	12.75%	2.40%

Ratios to Average Net Assets
Total expenses	0.71%	0.73%	0.73%	0.69%	0.56%

Total expenses after fees waived and/or reimbursed	0.56%	0.57%	0.58%	0.59%	0.56%

Net investment income	1.08%	0.97%	1.03%	1.56%	1.21%

Supplemental Data
Net assets, end of year (000)	$184,151	$212,067	$219,418	$191,227	$193,953

Portfolio turnover rate	31%	48%	42%	110%	101%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Financial Highlights (continued)	BlackRock Large Cap Core V.I. Fund

	Class II
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$33.27	$33.79	$25.56	$23.01	$22.74

Net investment income[1]	0.30	0.28	0.25	0.35	0.23
Net realized and unrealized gain (loss)	(0.16)	3.87	8.25	2.54	0.27

Net increase from investment operations	0.14	4.15	8.50	2.89	0.50

Distributions:[2]
From net investment income	(0.32)	(0.29)	(0.27)	(0.34)	(0.23)
From net realized gain	(1.67)	(4.38)	—	—	—

Total distributions	(1.99)	(4.67)	(0.27)	(0.34)	(0.23)

Net asset value, end of year	$31.42	$33.27	$33.79	$25.56	$23.01

Total Return[3]
Based on net asset value	0.34%	12.23%	33.28%	12.59%	2.20%

Ratios to Average Net Assets
Total expenses	0.85%	0.89%	0.86%	0.85%	0.71%

Total expenses after fees waived and/or reimbursed	0.73%	0.74%	0.75%	0.74%	0.71%

Net investment income	0.91%	0.81%	0.86%	1.42%	1.00%

Supplemental Data
Net assets, end of year (000)	$5,333	$6,203	$6,080	$4,603	$4,239

Portfolio turnover rate	31%	48%	42%	110%	101%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights (concluded)	BlackRock Large Cap Core V.I. Fund

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$33.11	$33.66	$25.46	$22.92	$22.67

Net investment income[1]	0.27	0.24	0.22	0.32	0.25
Net realized and unrealized gain (loss)	(0.17)	3.84	8.22	2.54	0.23

Net increase from investment operations	0.10	4.08	8.44	2.86	0.48

Distributions:[2]
From net investment income	(0.29)	(0.25)	(0.24)	(0.32)	(0.23)
From net realized gain	(1.67)	(4.38)	—	—	—

Total distributions	(1.96)	(4.63)	(0.24)	(0.32)	(0.23)

Net asset value, end of year	$31.25	$33.11	$33.66	$25.46	$22.92

Total Return[3]
Based on net asset value	0.23%	12.07%	33.16%	12.49%	2.11%

Ratios to Average Net Assets
Total expenses	0.96%	0.98%	0.99%	0.94%	0.81%

Total expenses after fees waived and/or reimbursed	0.84%	0.85%	0.86%	0.87%	0.81%

Net investment income	0.80%	0.69%	0.75%	1.30%	1.05%

Supplemental Data
Net assets, end of year (000)	$306,567	$322,418	$300,005	$232,024	$145,432

Portfolio turnover rate	31%	48%	42%	110%	101%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Notes to Financial Statements	BlackRock Large Cap Core V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Core V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency. .

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$1,280,991	$(1,280,991)	—
Goldman Sachs & Co.	354,191	(354,191)	—
Morgan Stanley	10,704,392	(10,704,392)	—
State Street Bank & Trust Company	5,890,010	(5,890,010)	—
UBS Securities LLC	982,870	(982,870)	—

Total	$19,212,454	$(19,212,454)	—

[1]

Collateral with a value of $19,784,132 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.500%
$250 Million - $300 Million	0.450%
$300 Million - $400 Million	0.425%
Greater than $400 Million	0.400%

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

For the year ended December 31, 2015, the Fund reimbursed the Manager $5,576 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.05%
Class II	0.07%
Class III	0.08%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $11,603 for securities lending agent services.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Notes to Financial Statements (continued)	BlackRock Large Cap Core V.I. Fund

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended December 31, 2015, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $126,911.

6. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $159,486,584 and $193,126,720, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end the following permanent differences attributable to the sale of stock of passive foreign investment companies and reclassification of distributions were classified to the following accounts:

Undistributed net investment income	$17,234
Undistributed net realized gain	$(17,234)

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$4,925,683	$5,034,780
Long-term capital gains	25,465,047	62,463,573

Total	$30,390,730	$67,498,353

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed long-term capital gains	$4,934,388
Net unrealized gains[1]	93,481,823

Total	$98,416,211

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and recognition of partnership income.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$422,157,687

Gross unrealized appreciation	$115,944,115
Gross unrealized depreciation	(22,462,293)

Net unrealized appreciation	$93,481,822

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (concluded)	BlackRock Large Cap Core V.I. Fund

than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class l
Shares sold	61,356	$2,027,889	59,471	$2,095,885
Shares issued in reinvestment of distributions	360,977	11,573,589	795,345	26,780,696
Shares redeemed	(933,673)	(31,107,976)	(971,386)	(34,061,388)

Net decrease	(511,340)	$(17,506,498)	(116,570)	$(5,184,807)

Class ll
Shares sold	87,132	$2,879,243	49,108	$1,714,891
Shares issued in reinvestment of distributions	10,010	321,813	22,897	771,129
Shares redeemed	(113,855)	(3,800,979)	(65,480)	(2,320,723)

Net increase (decrease)	(16,713)	$(599,923)	6,525	$165,297

Class lll
Shares sold	270,465	$8,947,440	547,577	$19,090,680
Shares issued in reinvestment of distributions	579,467	18,495,328	1,192,122	39,946,528
Shares redeemed	(777,765)	(25,766,508)	(913,518)	(31,708,870)

Net increase	72,167	$1,676,260	826,181	$27,328,338

Total Net Increase (Decrease)	(455,886)	$(16,430,161)	716,136	$22,308,828

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Large Cap Core V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Large Cap Growth V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock Large Cap Growth V.I.Fund

Investment Objective

BlackRock Large Cap Growth V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund underperformed its benchmark, the Russell 1000® Growth Index.

What factors influenced performance?

•

Consumer discretionary was the prime detractor from relative performance. The Fund’s absence in internet & catalog retail name Amazon.com Inc. had the greatest negative impact as the company’s shares more than doubled over the year.

•

Information technology (“IT”) was an additional source of weakness, largely owing to the Fund’s tilt toward enterprise hardware and compute-intensive semiconductor companies. Key names underperformed as the magnitude of PC unit weakness was worse than anticipated, pressuring earnings and forward guidance of several holdings with PC exposure. Micron Technology, Inc. was a leading individual detractor within the Fund for the annual period.

•

Elsewhere in the Fund, financials detracted on weakness in consumer finance holdings. SLM Corp. underperformed as bond market volatility led to uncertainty around its planned Private Student Loan securitizations. Additionally, student lending has emerged as a political campaign issue, subjecting the group to headline risk. Discover Financial Services underperformed amid slowing credit card loan growth due to intensifying competition. The investment adviser had been reducing the position through the year; it was ultimately eliminated from the portfolio.

•

The significant weakness in energy over the period also impacted the Fund, notably through its weighting toward energy services companies whose stock prices tend to be correlated with the price of oil.

•

Relative performance was supported by strong selection in the health care sector. The Fund’s tilt toward managed care proved especially advantageous as the companies consistently beat earnings expectations and raised guidance on strong underlying fundamentals, while further benefiting from the summer’s favorable Supreme Court ruling concerning insurance subsidies under the Affordable Care Act and, more critically, the broader consolidation trend in the industry. Elsewhere in the sector, a positon in non-benchmark holding Teva Pharmaceutical Industries Ltd. added value.

•

Selection benefited in consumer staples as well. In particular, beverage holding Dr. Pepper Snapple Group, Inc. outperformed on a higher earnings outlook for 2015 due to improved carbonated soft drink pricing in the US. Additional contributions to relative performance came from positions in Alphabet, Inc. (Google’s parent company), Microsoft Corp. and home-improvement retailer Home Depot, Inc.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s weighting in the consumer discretionary sector substantially increased. The allocations to health care and consumer staples also increased. The most notable reductions were in the industrials and energy sectors.

Describe portfolio positioning at period end.

•	Relative to the Russell 1000® Growth Index, the Fund ended the period with its largest sector overweight in IT, while industrials and consumer staples were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Information Technology	34%
Consumer Discretionary	21
Health Care	18
Consumer Staples	8
Industrials	8
Financials	5
Materials	2
Energy	2
Short-Term Securities	5
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock Large Cap Growth V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses.

[2]	The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended December 31, 2015
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	1.65%	2.73%	13.16%	6.47%
Class III[4]	1.57	2.51	12.89	6.20
Russell 1000® Growth Index	1.64	5.67	13.53	8.53

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$1,016.50	$4.17	$1,000.00	$1,021.07	$4.18	0.82%
Class III	$1,000.00	$1,015.70	$5.44	$1,000.00	$1,019.81	$5.45	1.07%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock Large Cap Growth V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Large Cap Growth V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.9%
Lockheed Martin Corp.	2,070	$449,501
Rockwell Collins, Inc. (a)	8,600	793,780

		1,243,281
Air Freight & Logistics — 1.2%
FedEx Corp.	11,230	1,673,158
Airlines — 3.9%
Delta Air Lines, Inc.	21,590	1,094,397
JetBlue Airways Corp. (b)	18,100	409,965
Southwest Airlines Co.	65,422	2,817,071
United Continental Holdings, Inc. (b)	16,810	963,213

		5,284,646
Auto Components — 1.8%
Lear Corp.	19,900	2,444,317
Banks — 2.4%
U.S. Bancorp	61,050	2,605,004
Wells Fargo & Co.	11,620	631,663

		3,236,667
Beverages — 2.1%
Dr. Pepper Snapple Group, Inc.	30,350	2,828,620
Biotechnology — 4.5%
Amgen, Inc.	26,160	4,246,553
Gilead Sciences, Inc.	18,980	1,920,586

		6,167,139
Capital Markets — 0.7%
Goldman Sachs Group, Inc.	5,660	1,020,102
Chemicals — 1.4%
Dow Chemical Co.	16,150	831,402
Eastman Chemical Co.	15,300	1,032,903

		1,864,305
Consumer Finance — 0.7%
SLM Corp. (b)	145,902	951,281
Containers & Packaging — 1.0%
Packaging Corp. of America	20,897	1,317,556
Electrical Equipment — 0.3%
SolarCity Corp. (b)	8,220	419,384
Electronic Equipment, Instruments & Components — 1.3%
CDW Corp.	42,080	1,769,043
Energy Equipment & Services — 1.3%
Atwood Oceanics, Inc. (a)	18,815	192,477
Schlumberger Ltd.	23,690	1,652,378

		1,844,855
Food & Staples Retailing — 2.1%
CVS Health Corp.	27,500	2,688,675
Kroger Co.	4,080	170,666

		2,859,341
Food Products — 1.0%
Pilgrim’s Pride Corp. (a)	16,330	360,730
Tyson Foods, Inc., Class A	19,690	1,050,068

		1,410,798

Common Stocks	Shares	Value
Health Care Providers & Services — 11.8%
Aetna, Inc.	25,400	$2,746,248
Centene Corp. (b)	26,630	1,752,520
Cigna Corp.	19,810	2,898,797
Laboratory Corp. of America Holdings (b)	12,120	1,498,517
McKesson Corp.	10,500	2,070,915
UnitedHealth Group, Inc.	29,110	3,424,500
Universal Health Services, Inc., Class B	14,207	1,697,594

		16,089,091
Hotels, Restaurants & Leisure — 0.3%
Las Vegas Sands Corp.	7,920	347,213
Household Durables — 1.5%
D.R. Horton, Inc.	23,970	767,759
Lennar Corp., Class A (a)	11,680	571,269
NVR, Inc. (b)	170	279,310
Toll Brothers, Inc. (b)	12,590	419,247

		2,037,585
Industrial Conglomerates — 0.5%
3M Co.	4,710	709,514
Insurance — 1.3%
Travelers Cos., Inc.	15,910	1,795,603
Internet & Catalog Retail — 2.1%
Priceline Group, Inc. (b)	2,220	2,830,389
Internet Software & Services — 9.5%
Alphabet, Inc., Class A (b)	5,485	4,267,385
Alphabet, Inc., Class C (b)	5,770	4,378,738
Facebook, Inc., Class A (b)	40,640	4,253,382

		12,899,505
IT Services — 9.3%
Alliance Data Systems Corp. (a)(b)	8,020	2,218,091
Amdocs Ltd.	14,030	765,617
Cognizant Technology Solutions Corp., Class A (b)	52,360	3,142,647
DST Systems, Inc.	16,270	1,855,756
MasterCard, Inc., Class A	32,620	3,175,883
Total System Services, Inc.	30,530	1,520,394

		12,678,388
Machinery — 0.7%
Parker-Hannifin Corp.	3,300	320,034
WABCO Holdings, Inc. (b)	5,740	586,972
		907,006
Media — 5.7%
Comcast Corp., Class A	72,300	4,079,889
Omnicom Group, Inc. (a)	29,600	2,239,536
Viacom, Inc., Class B	21,470	883,705
Walt Disney Co.	5,990	629,429

		7,832,559
Multiline Retail — 0.2%
Macy’s, Inc.	7,120	249,058
Oil, Gas & Consumable Fuels — 0.9%
Marathon Petroleum Corp.	6,656	345,047

Portfolio Abbreviations
ADR	American Depositary Receipts
S&P	Standard & Poor’s

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (continued)	BlackRock Large Cap Growth V.I. Fund

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
PBF Energy, Inc., Class A	10,296	$378,996
Suncor Energy, Inc.	17,550	452,790
		1,176,833
Pharmaceuticals — 1.5%
Allergan PLC (b)	1,100	343,750
Teva Pharmaceutical Industries Ltd. - ADR	26,668	1,750,488

		2,094,238
Semiconductors & Semiconductor Equipment — 1.6%
Intel Corp.	17,600	606,320
Micron Technology, Inc. (b)	23,970	339,415
NVIDIA Corp.	37,800	1,245,888

		2,191,623
Software — 6.0%
Microsoft Corp.	104,790	5,813,749
Oracle Corp.	65,740	2,401,482

		8,215,231
Specialty Retail — 9.0%
Home Depot, Inc.	35,330	4,672,393
Lowe’s Cos., Inc.	50,800	3,862,832
Ross Stores, Inc.	27,632	1,486,878
TJX Cos., Inc.	32,200	2,283,302

		12,305,405
Technology Hardware, Storage & Peripherals — 6.0%
Apple Inc.	63,670	6,701,904
EMC Corp.	34,210	878,513
Western Digital Corp.	9,600	576,480

		8,156,897

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods — 0.2%
Fossil Group, Inc. (b)	7,800	$285,168
Tobacco — 3.0%
Altria Group, Inc.	69,742	4,059,682
Total Long-Term Investments (Cost — $104,516,568) — 97.7%		133,195,481

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (c)(d)	3,211,665	3,211,665
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (c)(d)(e)	$3,729	3,728,591
Total Short-Term Securities (Cost — $6,940,256) — 5.1%		6,940,256
Total Investments (Cost — $111,456,824) — 102.8%		140,135,737
Liabilities in Excess of Other Assets — (2.8)%		(3,833,346)

Net Assets — 100.0%		$136,302,391

Notes to Schedule of Investments

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)

During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at December 31, 2015	Income	Capital Gains
BlackRock Liquidity Funds, TempFund, Institutional Class	7,115,934	(3,904,269)	3,211,665	$3,331	$128
BlackRock Liquidity Series, LLC, Money Market Series	$418,385	$3,310,206	$3,728,591	$32,1691	—

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)

Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Large Cap Growth V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Long	Issue	Expiration	Notional Value	Unrealized Appreciation
23	S&P 500 E-Mini Futures	March 2016	$ 2,340,710	$39,568

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Assets - Derivative Financial Instruments
Financial futures contracts	Net unrealized appreciation[1]	—	—	$39,568	—	—	—	$39,568

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	$75,291	—	—	—	$75,291
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$(10,143)	—	—	—	$(10,143)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$765,498

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	$22,080

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(22,080)

Total derivative assets and liabilities subject to an MNA	—	—

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Schedule of Investments (concluded)	BlackRock Large Cap Growth V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$133,195,481	—	—	$133,195,481
Short-Term Securities	3,211,665	$3,728,591	—	6,940,256

Total	$136,407,146	$3,728,591	—	$140,135,737

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity contracts.	$39,568	—	—	$39,568

[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$106,000	—	—	$106,000
Liabilities:
Collateral on securities loaned at value	—	$(3,728,591)	—	(3,728,591)

Total	$106,000	$(3,728,591)	—	$(3,622,591)

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Assets and Liabilities

December 31, 2015	BlackRock Large Cap Growth V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $3,609,942) (cost — $104,516,568)	$133,195,481
Investments at value — affiliated (cost — $6,940,256)	6,940,256
Cash pledged for financial futures contracts	106,000
Receivables:
Securities lending income — affiliated	7,413
Dividends — affiliated	748
Dividends — unaffiliated	162,756
From the Manager	32,787
Prepaid expenses	770

Total assets	140,446,211

Liabilities
Collateral on securities loaned at value	3,728,591
Payables:
Capital shares redeemed	179,025
Distribution fees	8,007
Investment advisory fees	75,757
Officer’s and Directors’ fees	4,538
Other accrued expenses	12,980
Other affiliates	359
Professional fees	38,117
Transfer agent fees	74,366
Variation margin payable on financial futures contracts	22,080

Total liabilities	4,143,820

Net Assets	$136,302,391

Net Assets Consist of
Paid-in capital	$107,640,509
Undistributed net investment income	4,799
Accumulated net realized loss	(61,398)
Net unrealized appreciation (depreciation)	28,718,481

Net Assets	$136,302,391

Net Asset Value
Class I — Based on net assets of $98,484,772 and 7,244,355 shares outstanding, 100 million shares authorized, $0.10 par value	$13.59

Class III — Based on net assets of $37,817,619 and 2,801,682 shares outstanding, 100 million shares authorized, $0.10 par value	$13.50

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Statement of Operations

Year Ended December 31, 2015	BlackRock Large Cap Growth V.I. Fund

Investment Income
Dividends — unaffiliated	$1,957,720
Securities lending — affiliated — net	32,169
Dividends — affiliated	3,331
Foreign taxes withheld	(13,023)

Total income	1,980,197

Expenses
Investment advisory	912,219
Transfer agent	5,000
Transfer agent — Class I	207,160
Transfer agent — Class III	75,126
Distribution — Class III	91,942
Professional	47,296
Accounting services	35,664
Officer and Directors	22,143
Printing	19,246
Custodian	9,704
Miscellaneous	5,903

Total expenses	1,431,403
Less:
Fees waived by the Manager	(3,612)
Transfer agent fees reimbursed — Class I	(134,665)
Transfer agent fees reimbursed — Class III	(49,382)

Total expenses after fees waived and/or reimbursed	1,243,744

Net investment income	736,453

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	6,344,065
Capital gain distributions received from affiliated investment companies	128
Financial futures contracts	75,291

6,419,484

Net change in unrealized appreciation (depreciation) on:
Investments	(3,316,803)
Financial futures contracts	(10,143)

(3,326,946)

Total realized and unrealized gain	3,092,538

Net Increase in Net Assets Resulting from Operations	$3,828,991

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statements of Changes in Net Assets	BlackRock Large Cap Growth V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$736,453	$685,017
Net realized gain	6,419,484	17,848,178
Net change in unrealized appreciation (depreciation)	(3,326,946)	(962,858)

Net increase in net assets resulting from operations	3,828,991	17,570,337

Distributions to Shareholders[1]
From net investment income:
Class I	(597,684)	(572,957)
Class III	(142,881)	(112,045)
From net realized gain:
Class I	(5,506,016)	(14,022,350)
Class III	(2,107,188)	(4,185,343)

Decrease in net assets resulting from distributions to shareholders	(8,353,769)	(18,892,695)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	408,212	13,499,181

Net Assets
Total increase (decrease) in net assets	(4,116,566)	12,176,823
Beginning of year	140,418,957	128,242,134

End of year	$136,302,391	$140,418,957

Undistributed net investment income, end of year	$4,799	$5,686

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Financial Highlights	BlackRock Large Cap Growth V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$14.08	$14.22	$11.54	$10.99	$10.84

Net investment income[1]	0.08	0.09	0.09	0.17	0.09
Net realized and unrealized gain	0.31	1.92	3.82	1.48	0.19

Net increase from investment operations	0.39	2.01	3.91	1.65	0.28

Distributions:[2]
From net investment income	(0.09)	(0.08)	(0.10)	(0.18)	(0.10)
From net realized gain	(0.79)	(2.07)	(1.13)	(0.92)	(0.03)

Total distributions	(0.88)	(2.15)	(1.23)	(1.10)	(0.13)

Net asset value, end of year	$13.59	$14.08	$14.22	$11.54	$10.99

Total Return[3]
Based on net asset value	2.73%	14.16%	33.92%	15.22%	2.55%

Ratios to Average Net Assets
Total expenses	0.95%	0.96%	0.97%	0.91%	0.78%

Total expenses after fees waived and/or reimbursed	0.82%	0.83%	0.84%	0.82%	0.78%

Net investment income	0.59%	0.57%	0.70%	1.38%	0.81%

Supplemental Data
Net assets, end of year (000)	$98,485	$108,329	$107,378	$91,778	$90,543

Portfolio turnover rate	35%	51%	36%	102%	106%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights (concluded)	BlackRock Large Cap Growth V.I. Fund

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$13.99	$14.14	$11.49	$10.96	$10.81

Net investment income[1]	0.05	0.05	0.06	0.14	0.07
Net realized and unrealized gain	0.30	1.92	3.79	1.46	0.19

Net increase from investment operations	0.35	1.97	3.85	1.60	0.26

Distributions:[2]
From net investment income	(0.05)	(0.05)	(0.07)	(0.15)	(0.08)
From net realized gain	(0.79)	(2.07)	(1.13)	(0.92)	(0.03)

Total distributions	(0.84)	(2.12)	(1.20)	(1.07)	(0.11)

Net asset value, end of year	$13.50	$13.99	$14.14	$11.49	$10.96

Total Return[3]
Based on net asset value	2.51%	13.96%	33.58%	14.82%	2.33%

Ratios to Average Net Assets
Total expenses	1.21%	1.22%	1.22%	1.16%	1.03%

Total expenses after fees waived and/or reimbursed	1.07%	1.09%	1.09%	1.08%	1.03%

Net investment income	0.35%	0.32%	0.45%	1.16%	0.65%

Supplemental Data
Net assets, end of year (000)	$37,818	$32,090	$20,864	$11,528	$8,677

Portfolio turnover rate	35%	51%	36%	102%	106%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Notes to Financial Statements	BlackRock Large Cap Growth V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Growth V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co	$13,462	$(13,462)	—
JPMorgan Clearing Corp	64,449	(64,449)	—
Morgan Stanley	867,521	(867,521)	—
National Financial Services LLC	51,150	(51,150)	—
State Street Bank and Trust Company	2,613,360	(2,613,360)	—

Total	$3,609,942	$(3,609,942)	—

[1]

Collateral with a value of $3,728,591 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”), for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.65%
$1 Billion - $3 Billion	0.61%
$3 Billion - $5 Billion	0.59%
$5 Billion - $10 Billion	0.57%
Greater than $10 Billion	0.55%

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

For the year ended December 31, 2015, the Fund reimbursed the Manager $1,502 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent - class specific. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class III	0.07%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25%

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $11,396 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended December 31, 2015, the purchase transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $57,082.

7. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $46,683,608 and $50,038,269, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the sale of stock of passive foreign investment companies and reclassification of distributions by the Fund were reclassified to the following accounts:

Undistributed net investment income	$3,225
Accumulated net realized loss	$(3,225)

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Growth V.I. Fund

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$1,031,459	$2,369,703
Long-term capital gains	7,322,310	16,522,992

Total	$8,353,769	$18,892,695

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$2,532
Undistributed long-term capital gains	165,100
Net unrealized gains[1]	28,494,250

Total	$28,661,882

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and recognition of partnership income.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$111,641,487

Gross unrealized appreciation	$32,406,310
Gross unrealized depreciation	(3,912,060)

Net unrealized appreciation	$28,494,250

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

Notes to Financial Statements (concluded)	BlackRock Large Cap Growth V.I. Fund

futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class l
Shares sold	291,593	$4,171,239	397,337	$5,782,241
Shares issued in reinvestment of distributions	441,977	6,103,700	1,023,991	14,595,308
Shares redeemed	(1,180,358)	(16,844,312)	(1,283,483)	(18,886,972)

Net increase (decrease)	(446,788)	$(6,569,373)	137,845	$1,490,577

Class lll
Shares sold	1,229,537	$17,336,452	864,987	$12,869,616
Shares issued in reinvestment of distributions	164,216	2,250,069	303,602	4,297,386
Shares redeemed	(885,404)	(12,608,936)	(350,364)	(5,158,398)

Net increase	508,349	$6,977,585	818,225	$12,008,604

Total Net Increase	61,561	$408,212	956,070	$13,499,181

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Large Cap Growth V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Growth V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	21

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Large Cap Value V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock Large Cap Value V.I. Fund

Investment Objective

BlackRock Large Cap Value V.I. Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund outperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

In sector terms, energy was a top contributor to relative performance, attributable to both the Fund’s underweight to the benchmark’s worst-performing names concentrated in exploration & production, and overweight to refining & marketing. The benefit of this positioning more than offset weakness resulting from the Fund’s overweight in energy services companies, which struggled amid the steep decline in the price of oil.

•

Strong selection in the consumer discretionary sector aided results as well. An emphasis on home-improvement retail proved particularly advantageous as the group delivered standout revenue trends relative to the overall retail universe, benefiting from pent-up/delayed demand for remodel and improvement projects, appreciation in home values, and rising housing turnover. Lowe’s Companies Inc. was a top performer over the 12 months. A position in cruise operator Carnival Corp. also benefited in the sector. Shares gained on improving demand, an increasingly rational competitive environment and an expense tailwind from lower oil/fuel prices. Additionally, Carnival Corp. entered the year priced at a discount to peers due to recent company-specific execution issues, and the strong operational performance through the year has helped to partially restore its credibility with investors.

•

Health care was an additional source of strength, specifically the Fund’s tilt toward managed care. The companies consistently beat earnings expectations and raised guidance on strong underlying fundamentals, while further benefiting from the summer’s favorable Supreme Court ruling concerning insurance subsidies under the Affordable Care Act and, more critically, the broader consolidation trend in the industry. Elsewhere in the sector, a positon in non-benchmark holding Teva Pharmaceutical Industries Ltd. added considerable value.

•	Additional contributions came from selection in consumer staples, especially beverages and food & staples retailing.

•

Information technology (“IT”) was the prime detractor from relative performance, largely owing to the Fund’s tilt toward enterprise hardware and compute-intensive semiconductor companies. Key names underperformed as the magnitude of PC unit weakness was worse than anticipated, pressuring earnings and forward guidance of several holdings with PC exposure. Micron Technology Inc. and Western Digital Corp. were the leading individual detractors within the Fund for the 12-month period.

•	Elsewhere in the Fund, industrials detracted due to an underweight in strong-performing General Electric Co. Consumer finance holdings within the financials sector were a drag as well.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s weighting in the consumer discretionary sector substantially increased, with additions in health care as well. The largest reduction was in the industrials sector. Financials and IT also saw declines.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with its largest sector overweights in consumer discretionary, IT and health care. Utilities and financials were the most significant underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets
Financials	26%
Health Care	16
Information Technology	16
Consumer Discretionary	12
Energy	10
Industrials	8
Consumer Staples	7
Materials	3
Utilities	2
Short-Term Securities	3
Liabilities in Excess of Other Assets.	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock Large Cap Value V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower. The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stock, of large cap companies located in the United States included at the time of purchase in the Russell 1000® Value Index.

[3]	An unmanaged index that is a subset of the Russell 1000® Index and consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended December 31, 2015
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(1.88)%	(1.72)%	10.66%	4.73%
Class II4	(1.96)	(1.96)	10.46	4.57
Class III[4]	(2.03)	(2.11)	10.28	4.39	[6]
Russell 1000® Value Index	(3.23)	(3.83)	11.27	6.16

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[6]

The returns for Class III Shares prior to January 27, 2009, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[8]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[7]	Annualized Expense Ratio
Class I	$1,000.00	$981.20	$3.90	$1,000.00	$1,021.27	$3.97	0.78%
Class II	$1,000.00	$980.40	$4.79	$1,000.00	$1,020.37	$4.89	0.96%
Class III	$1,000.00	$979.70	$5.69	$1,000.00	$1,019.46	$5.80	1.14%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock Large Cap Value V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Large Cap Value V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.3%
Raytheon Co.	15,015	$1,869,818
Rockwell Collins, Inc.	5,100	470,730

		2,340,548
Air Freight & Logistics — 1.3%
FedEx Corp.	8,810	1,312,602
Airlines — 1.7%
JetBlue Airways Corp. (a)	16,900	382,785
Southwest Airlines Co.	17,340	746,660
United Continental Holdings, Inc. (a)	10,900	624,570

		1,754,015
Auto Components — 3.2%
Goodyear Tire & Rubber Co.	45,050	1,471,783
Lear Corp.	14,480	1,778,578

		3,250,361
Banks — 17.8%
Bank of America Corp.	235,413	3,962,001
Citigroup, Inc.	68,468	3,543,219
JPMorgan Chase & Co.	74,396	4,912,368
SunTrust Banks, Inc.	46,620	1,997,201
U.S. Bancorp	75,235	3,210,277
Wells Fargo & Co.	8,900	483,804

		18,108,870
Beverages — 1.4%
Molson Coors Brewing Co., Class B	15,370	1,443,550
Biotechnology — 0.8%
Amgen, Inc.	4,760	772,691
Building Products — 0.9%
Owens Corning	19,310	908,149
Capital Markets — 2.2%
Goldman Sachs Group, Inc.	12,178	2,194,841
Chemicals — 2.0%
Dow Chemical Co.	17,350	893,178
Eastman Chemical Co.	16,200	1,093,662

		1,986,840
Communications Equipment — 3.6%
Brocade Communications Systems, Inc.	76,974	706,621
Cisco Systems, Inc.	110,200	2,992,481

		3,699,102
Consumer Finance — 0.6%
SLM Corp. (a)	99,658	649,770
Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B (a)	5,265	695,191
Diversified Telecommunication Services — 0.3%
AT&T Inc.	8,000	275,280

Common Stocks	Shares	Value
Electronic Equipment, Instruments & Components — 1.0%
CDW Corp.	24,120	$1,014,005
Energy Equipment & Services — 2.6%
Atwood Oceanics, Inc. (b)	31,330	320,506
Schlumberger Ltd.	29,090	2,029,027
Weatherford International PLC (a)(b)	33,790	283,498

		2,633,031
Food & Staples Retailing — 1.9%
CVS Health Corp.	19,935	1,949,045
Food Products — 1.5%
Pilgrim’s Pride Corp. (b)	9,420	208,088
Tyson Foods, Inc., Class A	24,030	1,281,520

		1,489,608
Health Care Providers & Services — 10.3%
Aetna, Inc.	20,080	2,171,050
Cigna Corp.	12,610	1,845,221
Humana, Inc.	8,760	1,563,748
Laboratory Corp. of America Holdings (a)	10,020	1,238,873
UnitedHealth Group, Inc.	18,490	2,175,164
Universal Health Services, Inc., Class B	12,191	1,456,703

		10,450,759
Hotels, Restaurants & Leisure — 2.4%
Carnival Corp.	44,465	2,422,453
Household Durables — 1.6%
DR Horton, Inc. (b)	26,530	849,756
Lennar Corp., Class A (b)	10,010	489,589
Toll Brothers, Inc. (a)	7,140	237,762

		1,577,107
Industrial Conglomerates — 1.6%
3M Co.	4,585	690,684
General Electric Co.	30,955	964,248

		1,654,932
Insurance — 4.9%
American International Group, Inc.	43,880	2,719,244
Chubb Corp.	4,065	539,182
Travelers Cos., Inc.	14,810	1,671,457

		4,929,883
IT Services — 2.8%
Amdocs Ltd.	17,001	927,745
DST Systems, Inc.	8,840	1,008,290
Total System Services, Inc.	17,451	869,060

		2,805,095
Leisure Products — 0.4%
Vista Outdoor, Inc. (a)	8,630	384,121

Portfolio Abbreviations

ADR	American Depositary Receipts
SPDR	Standard & Poor’s Depositary Receipts

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (continued)	BlackRock Large Cap Value V.I. Fund

Common Stocks	Shares	Value
Machinery — 0.6%
Parker-Hannifin Corp. (b)	5,900	$572,182
Media — 2.1%
Comcast Corp., Class A	38,530	2,174,248
Multi-Utilities — 1.3%
Public Service Enterprise Group, Inc.	34,480	1,334,031
Oil, Gas & Consumable Fuels — 7.2%
BP PLC - ADR	55,400	1,731,804
Chevron Corp.	5,700	512,772
Exxon Mobil Corp.	29,140	2,271,463
PBF Energy, Inc., Class A	7,280	267,977
Suncor Energy, Inc.	59,365	1,531,617
Tesoro Corp.	4,749	500,402
Valero Energy Corp.	6,360	449,716

		7,265,751
Paper & Forest Products — 0.8%
Domtar Corp.	22,850	844,307
Pharmaceuticals — 5.0%
Allergan PLC (a)	800	250,000
Johnson & Johnson	8,395	862,334
Merck & Co., Inc.	12,475	658,930
Pfizer, Inc.	40,790	1,316,701
Teva Pharmaceutical Industries Ltd. - ADR	29,473	1,934,608

		5,022,573
Semiconductors & Semiconductor Equipment — 1.9%
Intel Corp.	26,610	916,715
Micron Technology, Inc. (a)	28,740	406,958
NVIDIA Corp.	18,020	593,939

		1,917,612
Software — 4.6%
Activision Blizzard, Inc.	44,050	1,705,175
Microsoft Corp.	40,210	2,230,851
Oracle Corp.	21,250	776,263

		4,712,289

Common Stocks	Shares	Value
Specialty Retail — 1.9%
Lowe’s Cos., Inc.	25,760	$1,958,790
Technology Hardware, Storage & Peripherals — 2.0%
EMC Corp.	28,890	741,895
Western Digital Corp.	22,280	1,337,914

		2,079,809
Tobacco — 1.8%
Altria Group, Inc.	32,113	1,869,298
Total Common Stocks — 99.0%		100,452,739

Investment Companies — 0.5%
Utilities Select Sector SPDR Fund (b)	12,000	519,360
Total Long-Term Investments (Cost — $80,494,951) — 99.5%		100,972,099

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (c)(d)	415,233	415,233
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (c)(d)(e)	$2,975	2,974,751
Total Short-Term Securities (Cost — $3,389,984) — 3.3%		3,389,984
Total Investments (Cost — $83,884,935) — 102.8%		104,362,083
Liabilities in Excess of Other Assets — (2.8)%		(2,889,474)

Net Assets — 100.0%		$101,472,609

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at December 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	626,837	(211,604)	415,233	$2,320
BlackRock Liquidity Series, LLC, Money Market Series	—	$2,974,751	$2,974,751	$7,006	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock Large Cap Value V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure
For the year ended December 31, 2015, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contacts	Total
Net Realized Gain from:
Financial futures contracts	—	—	$4,540	—	—	—	$4,540

Average Quarterly Balances of Outstanding Derivative Financial Instruments
Financial futures contracts:
Average notional value of contracts — long							$1,820,492	[1]

[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$100,452,739	—	—	$100,452,739
Investment Companies	519,360	—	—	519,360
Short-Term Securities	415,233	$2,974,751	—	3,389,984

Total	$101,387,332	$2,974,751	—	$104,362,083

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $2,974,751 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Statement of Assets and Liabilities

December 31, 2015	BlackRock Large Cap Value V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $2,886,711) (cost — $80,494,951)	$100,972,099
Investments at value — affiliated (cost — $3,389,984)	3,389,984
Receivables:
Investments sold	879,773
Securities lending income — affiliated	399
Capital shares sold	668
Dividends — affiliated	264
Dividends — unaffiliated	122,698
From the Manager	33,627
Prepaid expenses	583

Total assets	105,400,095

Liabilities
Collateral on securities loaned at value	2,974,751
Payables:
Investments purchased	734,746
Capital shares redeemed	42,379
Distribution fees	1,117
Investment advisory fees	56,496
Officer’s and Directors’ fees	4,452
Other accrued expenses	53,425
Other affiliates	284
Transfer agent fees	59,836

Total liabilities	3,927,486

Net Assets	$101,472,609

Net Assets Consist of
Paid-in capital	$82,087,422
Undistributed net investment income	1,670
Accumulated net realized loss	(1,093,631)
Net unrealized appreciation (depreciation)	20,477,148

Net Assets	$101,472,609

Net Asset Value
Class I — Based on net assets of $93,982,898 and 8,180,308 shares outstanding, 100 million shares authorized, $0.10 par value	$11.49

Class II — Based on net assets of $5,679,957 and 493,063 shares outstanding, 100 million shares authorized, $0.10 par value	$11.52

Class III — Based on net assets of $1,809,754 and 159,162 shares outstanding, 100 million shares authorized, $0.10 par value	$11.37

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Operations

Year Ended December 31, 2015	BlackRock Large Cap Value V.I. Fund

Investment Income
Dividends — unaffiliated	$2,079,672
Securities lending — affiliated — net	7,006
Dividends — affiliated	2,320
Foreign taxes withheld	(16,066)

Total income	2,072,932

Expenses
Investment advisory	814,229
Transfer agent	5,000
Transfer agent — Class I	209,198
Transfer agent — Class II	8,710
Transfer agent — Class III	4,017
Professional	48,085
Accounting services	28,920
Officer and Directors	21,675
Printing	16,246
Distribution — Class II	7,800
Distribution — Class III	4,774
Custodian	11,555
Miscellaneous	4,606

Total expenses	1,184,815
Less:
Fees waived by the Manager	(110,507)
Transfer agent fees reimbursed — Class I	(209,198)
Transfer agent fees reimbursed — Class II	(6,657)
Transfer agent fees reimbursed — Class III	(1,917)

Total expenses after fees waived and/or reimbursed	856,536

Net investment income	1,216,396

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	6,192,290
Financial futures contracts	4,540

6,196,830

Net change in unrealized appreciation (depreciation) on investments	(9,348,119)

Total realized and unrealized loss	(3,151,289)

Net Decrease in Net Assets Resulting from Operations	$(1,934,893)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Statements of Changes in Net Assets	BlackRock Large Cap Value V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$1,216,396	$1,260,638
Net realized gain	6,196,830	15,921,385
Net change in unrealized appreciation (depreciation)	(9,348,119)	(3,982,971)

Net increase (decrease) in net assets resulting from operations	(1,934,893)	13,199,052

Distributions to Shareholders[1]
From net investment income:
Class I	(1,145,336)	(1,205,217)
Class II	(59,859)	(35,033)
Class III	(15,449)	(14,752)
From net realized gain:
Class I	(6,785,472)	(14,653,547)
Class II	(412,379)	(535,310)
Class III	(131,738)	(247,653)

Decrease in net assets resulting from distributions to shareholders	(8,550,233)	(16,691,512)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(3,545,460)	(2,998,061)

Net Assets
Total decrease in net assets	(14,030,586)	(6,490,521)
Beginning of year	115,503,195	121,993,716

End of year	$101,472,609	$115,503,195

Undistributed net investment income, end of year	$1,670	$5,636

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights	BlackRock Large Cap Value V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$12.74	$13.22	$10.73	$9.59	$9.80

Net investment income[1]	0.14	0.15	0.14	0.15	0.12
Net realized and unrealized gain (loss)	(0.36)	1.47	3.46	1.15	(0.19)

Net increase (decrease) from investment operations	(0.22)	1.62	3.60	1.30	(0.07)

Distributions:[2]
From net investment income	(0.15)	(0.16)	(0.16)	(0.16)	(0.14)
From net realized gain	(0.88)	(1.94)	(0.95)	—	—

Total distributions	(1.03)	(2.10)	(1.11)	(0.16)	(0.14)

Net asset value, end of year	$11.49	$12.74	$13.22	$10.73	$9.59

Total Return[3]
Based on net asset value	(1.72)%	12.22%	33.61%	13.58%	(0.76)%

Ratios to Average Net Assets
Total expenses	1.08%	1.08%	1.08%	1.01%	0.88%

Total expenses after fees waived and/or reimbursed	0.77%	0.77%	0.78%	0.82%	0.88%

Net investment income	1.14%	1.10%	1.10%	1.41%	1.13%

Supplemental Data
Net assets, end of year (000)	$93,983	$109,570	$115,094	$97,758	$98,462

Portfolio turnover rate	29%	35%	41%	114%	117%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Financial Highlights (continued)	BlackRock Large Cap Value V.I. Fund

	Class II
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$12.77	$13.25	$10.75	$9.60	$9.81

Net investment income[1]	0.12	0.13	0.11	0.12	0.11
Net realized and unrealized gain (loss)	(0.36)	1.46	3.47	1.16	(0.19)

Net increase (decrease) from investment operations	(0.24)	1.59	3.58	1.28	(0.08)

Distributions:[2]
From net investment income	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
From net realized gain	(0.88)	(1.94)	(0.95)	—	—

Total distributions	(1.01)	(2.07)	(1.08)	(0.13)	(0.13)

Net asset value, end of year	$11.52	$12.77	$13.25	$10.75	$9.60

Total Return[3]
Based on net asset value	(1.96)%	11.94%	33.39%	13.35%	(0.89)%

Ratios to Average Net Assets
Total expenses	1.19%	1.23%	1.20%	1.18%	1.03%

Total expenses after fees waived and/or reimbursed	0.96%	0.97%	0.98%	1.00%	1.03%

Net investment income	0.95%	0.92%	0.90%	1.22%	0.99%

Supplemental Data
Net assets, end of year (000)	$5,680	$4,002	$5,324	$3,682	$2,909

Portfolio turnover rate	29%	35%	41%	114%	117%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights (concluded)	BlackRock Large Cap Value V.I. Fund

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$12.61	$13.12	$10.66	$9.52	$9.74

Net investment income[1]	0.10	0.10	0.09	0.12	0.10
Net realized and unrealized gain (loss)	(0.36)	1.44	3.44	1.14	(0.20)

Net increase (decrease) from investment operations	(0.26)	1.54	3.53	1.26	(0.10)

Distributions:[2]
From net investment income	(0.10)	(0.11)	(0.12)	(0.12)	(0.12)
From net realized gain	(0.88)	(1.94)	(0.95)	—	—

Total distributions	(0.98)	(2.05)	(1.07)	(0.12)	(0.12)

Net asset value, end of year	$11.37	$12.61	$13.12	$10.66	$9.52

Total Return[3]
Based on net asset value	(2.11)%	11.72%	33.16%	13.26%	(1.09)%

Ratios to Average Net Assets
Total expenses	1.34%	1.32%	1.33%	1.26%	1.13%

Total expenses after fees waived and/or reimbursed	1.13%	1.13%	1.14%	1.15%	1.13%

Net investment income	0.78%	0.73%	0.74%	1.13%	0.93%

Supplemental Data
Net assets, end of year (000)	$1,810	$1,931	$1,576	$987	$928

Portfolio turnover rate	29%	35%	41%	114%	117%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Notes to Financial Statements	BlackRock Large Cap Value V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Large Cap Value V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial investments have been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$317,294	$(317,294)	—
Goldman Sachs & Co.	121,936	(121,936)	—
Morgan Stanley	1,448,665	(1,448,665)	—
State Street Bank & Trust Company	998,816	(998,816)	—

Total	$2,886,711	$(2,886,711)	—

[1]

Collateral with a value of $2,974,751 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager has agreed to voluntarily waive 0.10% of its investment advisory fee payable by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. For the year ended December 31, 2015, the Manager waived $108,564, which is included in fees waived by the Manager in the Statement of Operations.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the year ended December 31, 2015, the amount waived was $1,943.

For the year ended December 31, 2015, the Fund reimbursed the Manager $1,136 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which is shown as transfer agent — class specific. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class II	0.05%
Class III	0.11%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $2,550 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

7. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $31,108,351 and $41,698,790, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to reclassification of distributions were reclassified to the following accounts:

Undistributed net investment income	$282
Accumulated net realized loss	$(282)

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Large Cap Value V.I. Fund

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$1,220,362	$2,306,414
Long-term capital gains	7,329,871	14,385,098

Total	$8,550,233	$16,691,512

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed long-term capital gains	$503,366
Net unrealized gains[1]	18,881,821

Total	$19,385,187

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and recognition of partnership income.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$85,480,263

Gross unrealized appreciation	$22,763,092
Gross unrealized depreciation	(3,881,272)

Net unrealized appreciation	$18,881,820

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

Notes to Financial Statements (concluded)	BlackRock Large Cap Value V.I. Fund

in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class l
Shares sold	192,858	$2,428,202	158,048	$2,132,491
Shares issued in reinvestment of distributions	674,510	7,930,808	1,226,020	15,858,766
Shares redeemed	(1,290,868)	(16,250,700)	(1,484,399)	(20,198,249)

Net decrease	(423,500)	$(5,891,690)	(100,331)	$(2,206,992)

Class ll
Shares sold	338,290	$4,262,284	149,529	$2,046,081
Shares issued in reinvestment of distributions	40,057	472,238	43,951	570,343
Shares redeemed	(198,689)	(2,459,051)	(281,930)	(3,843,922)

Net increase (decrease)	179,658	$2,275,471	(88,450)	$(1,227,498)

Class lll
Shares sold	16,120	$200,909	52,860	$720,659
Shares issued in reinvestment of distributions	12,646	147,187	20,500	262,405
Shares redeemed	(22,713)	(277,337)	(40,364)	(546,635)

Net increase	6,053	$70,759	32,996	$436,429

Total Net Decrease	(237,789)	$(3,545,460)	(155,785)	$(2,998,061)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Large Cap Value V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	21

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Managed Volatility V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock Managed Volatility V.I. Fund

Investment Objective

BlackRock Managed Volatility V.I. Fund’s (the “Fund”) investment objective is to seek a level of current income and degree of stability of principal not normally available from an investment solely in equity securities, as well as the opportunity for capital appreciation greater than is normally available from an investment solely in debt securities.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2015, the Fund underperformed both its blended benchmark (50% MSCI All Country World Index (“ACWI”)/50% Citi World Government Bond Index (“WGBI”) (hedged into USD)) and its performance benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

•

Within fixed income, the Fund maintained an underweight position with respect to U.S. duration (and corresponding interest rate sensitivity), which detracted from performance in early 2015 as European Central Bank (“ECB”) easing led to lower yields across global bond markets. Within equities, allocations to India and Taiwan weighed on returns as disappointing corporate earnings led to negative investor sentiment in those markets. An underweight in U.S. equities versus global equities dampened performance in the second half of the year, as domestic stocks benefited from improving growth dynamics.

•

Both directional and cross-country positioning in equities were primary sources of positive performance in the 12-month period. A tilt toward developed market equities, which outpaced their emerging market counterparts, supported performance. Specifically, exposure to Europe boosted performance, particularly early in the year, as European equities rallied and the euro weakened against the dollar following stronger economic data and positive sentiment over the ECB’s quantitative easing package. After a mid-year pull-back amid rising fears over the Greek debt crisis and slowing China growth, markets recovered leading up to the December easing announcement. The Fund’s exposure to Japan also added value, as equities there outperformed supported by the dual tail-winds of monetary easing and attractive valuations. Within fixed income, exposure to Australian and U.K. government bonds was a modest contributor. Finally, the Fund’s defensive positioning and risk reduction measures in response to heightened market volatility helped limit the impact of the sell-off in global equities during the third quarter of 2015.

Describe recent portfolio activity.

•

The Fund gradually reduced its aggregate equity exposure during the 12-month period due to increased uncertainty surrounding growth and monetary policy around the world. During the third quarter of 2015, the

Fund rotated into more stable assets to reduce portfolio risk as market volatility increased, and returned to a full risk exposure when market turbulence subsided, helping to provide downside protection. Within equities, the Fund shifted exposure from domestic to international developed markets given gradual policy normalization and weaker economic activity in the United States relative to improving data and accommodative backdrops in both the Eurozone and Japan. Toward the end of the period, the Fund sought to diversify its equity exposure across developed markets by selling European equities and increasing exposure to both U.S. and Japanese equities. This shift was made in the expectation that economic and monetary divergence will weigh on broad asset class returns, yet support cross-sectional trades. During the year, the Fund held selective emerging market exposures based on positive structural reforms, but closed out of these positions as growth dynamics deteriorated.

•

Within fixed income, the high likelihood of U.S. Federal Reserve interest rate hikes, coupled with signs of stabilizing growth, led the Fund to reduce its U.S. duration exposure. The Fund initiated positions in Australian and U.K. bonds given the combination of strained growth and accommodative policy in Australia, and weak inflationary pressures in the U.K. Additionally, the Fund sought to diversify its credit exposure through an allocation to high yield corporate bonds.

•

Derivatives are used by the portfolio management team as a means to manage and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the use of futures and swaps had a positive impact on performance.

•	The Fund held a relatively high allocation to cash as a means of reducing overall portfolio volatility. The cash position did not have a material impact on performance.

Describe portfolio positioning at period end.

•

The Fund ended 2015 with a relatively conservative stance given the potential for extended valuations and rising U.S. interest rates to weigh on equities and spark volatility. Within equities, the Fund maintained tactical tilts toward developed countries, particularly the United States, Europe and Japan. Within fixed income, the Fund retained a low sensitivity to global interest rates on the view that bond yields are likely to rise as the inflation backdrop improves.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Investment Companies	99%
Non-Agency Mortgage-Backed Securities	1

[1]	Total investments exclude short-term securities.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock Managed Volatility V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[2]	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market investments.

[3]

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising of 23 developed and 23 emerging market country indexes.

[4]	A market capitalization weighted bond index consisting of government bond markets of 23 countries, including the United States.

[5]	A customized weighted index comprised of the returns of 50% MSCI ACWI/50% Citigroup WGBI (hedged into USD).

[6]

An unmanaged index that tracks 3-month U.S. Treasury securities. Effective June 2, 2014, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index was added to the performance benchmarks against which the Fund measures its performance.

Performance Summary for the Period Ended December 31, 2015
		Average Annual Total Returns
	6-Month Total Returns[8]	1 Year[8]	5 Years[8]	10 Years[8]
Class I7	(1.85)%	(0.57)%	5.50%	3.79%
50% MSCI ACWI/50% Citigroup WGBI (hedged into USD)	(1.36)	(0.31)	5.25	4.89
MSCI ACWI	(4.90)	(2.36)	6.09	4.75
Citigroup WGBI (hedged into USD)	1.99	1.30	3.93	4.19
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.04	0.05	0.07	1.24

[7]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to January 22, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock Balanced Capital V.I. Fund.

[8]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[9]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[9]	Annualized Expense Ratio
Class I	$1,000.00	$981.50	$4.99	$1,000.00	$1,020.16	$5.09	1.00%

[9]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock Managed Volatility V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Managed Volatility V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)	Par (000)	Value
Countrywide Asset-Backed Certificates, Series 2004-5, Class A, 1.32%, 10/25/34	$7	$6,919
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.02%, 12/25/34	8	6,924
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.70%, 4/25/35	1	517
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 1.92%, 9/25/34	12	10,276
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.72%, 1/25/35	11	10,526
Total Asset-Backed Securities — 0.2%		35,162

Investment Companies	Shares
iShares 1-3 Year Credit Bond ETF (b)	15,923	1,665,546
iShares 3-7 Year Treasury Bond ETF (b)	6,491	795,861
iShares Core U.S. Aggregate Bond ETF (b)	17,278	1,866,197
iShares MSCI EAFE ETF (b)	27,461	1,613,334
SPDR Barclays International Treasury Bond ETF (c)	80,574	4,160,036
Total Investment Companies — 55.5%		10,100,974

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations — 0.4%
Countrywide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.50%, 9/25/37	$29	$22,431
Credit Suisse Mortgage Capital Certificates: Series 2011-2R, Class 2A1, 2.65%, 7/27/36 (a)(d)	20	19,973
Series 2011-5R, Class 2A1, 3.15%, 8/27/46 (a)(d)	21	20,987
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.22%, 11/25/34 (a)	4	4,376
Total Non-Agency Mortgage-Backed Securities — 0.4%		67,767
Total Long-Term Investments (Cost — $11,089,519) — 56.1%		10,203,903

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (b)(e)	7,158,009	7,158,009
Total Short-Term Securities (Cost — $7,158,009) — 39.4%		7,158,009
Total Investments (Cost — $18,247,528) — 95.5%		17,361,912
Other Assets Less Liabilities — 4.5%		817,705

Net Assets — 100.0%		$18,179,617

Portfolio Abbreviations
AUD	Australian Dollar	ETF	Exchange Traded Fund	MSCI	Morgan Stanley Capital International
CAD	Canadian Dollar	GBP	British Pound	SPDR	Standard & Poor’s Depositary Receipts
CHF	Swiss Franc	JPY	Japanese Yen

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Shares/Beneficial Interest Purchased	Shares/Beneficial Interest Sold		Shares/Beneficial Interest Held at December 31, 2015	Value at December 31, 2015	Income		Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	$8,221,571	—	1,063,562	[1]	$7,158,009	$7,158,009	$8,547		$209
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	[1]	—	—	$3,602	[2]	—
iShares 1-3 Year Credit Bond ETF	10,156	5,767	—		15,923	$1,665,546	$16,407		—
iShares 3-7 Year Treasury Bond ETF	—	6,491	—		6,491	$795,861	$5,659		—
iShares Core U.S. Aggregate Bond ETF	24,611	—	7,333		17,278	$1,866,197	$51,771		$(13,363)
iShares MSCI EAFE ETF	27,461	—	—		27,461	$1,613,334	$44,477		—

[1]	Represents net shares/beneficial interest sold.

[2]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(c)	Non-income producing security.

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Report Date

Financial Futures Contracts

Contracts Long (Short)	Issue	Expiration		Notional Value	Unrealized Appreciation (Depreciation)

(3)	AUD Currency Futures	March 2016	USD	2,180	$(35)
13	Australian Government Bonds (3 Year)	March 2016	USD	1,055,937	2,171
10	Australian Government Bonds (10 Year)	March 2016	USD	924,662	330
(1)	CAD Currency Futures	March 2016	USD	72,330	1,243
(1)	CHF Currency Futures	March 2016	USD	125,400	1,067
18	E-Mini S&P 500 Index	March 2016	USD	1,831,860	(30,122)
(21)	Euro Currency Futures	March 2016	USD	2,857,575	7,574
28	Euro STOXX 50 Index	March 2016	USD	998,685	(6,832)
(9)	GBP Currency Futures	March 2016	USD	8,288	130
(23)	JPY Currency Futures	March 2016	USD	2,395,594	(53,805)
3	Long Gilt British	March 2016	USD	516,430	(1,816)
3	Nikkei 225 Index	March 2016	USD	474,978	(17,462)
(45)	U.S. Treasury Notes (2 Year)	March 2016	USD	9,775,547	12,602
(35)	U.S. Treasury Notes (5 Year)	March 2016	USD	4,141,211	8,701
9	U.S. Treasury Notes (10 Year)	March 2016	USD	1,133,156	(2,896)

Total					$(79,150)

Derivative Financial Instruments Categorized by Risk Exposure

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure. For information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Managed Volatility V.I. Fund

As of period end, the fair values of derivative financial instruments were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation	[1]	—	—	—	$10,014	$23,804	—	$33,818

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation	[1]	—	—	$54,416	$53,840	$4,712	—	$112,968

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	$272,794	$533,949	$(181,884)	—	$624,859
Swaps	—	—	78,289	—	—	—	78,289

Total	—	—	$351,083	$533,949	$(181,884)	—	$703,148

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$(35,539)	$(168,051)	$12,678	—	$(190,912)
Swaps	—	—	(43,955)	—	—	—	(43,955)

Total	—	—	$(79,494)	$(168,051)	$12,678	—	$(234,867)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$8,233,787
Average notional value of contracts — short	$22,002,521
Total return swaps:
Average notional value	$168,428

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	$20,986	$42,562

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$20,986	$42,562

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(20,986)	(42,562)

Total derivative assets and liabilities subject to an MNA	—	—

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Schedule of Investments (concluded)	BlackRock Managed Volatility V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$35,162	—	$35,162
Investment Companies	$10,100,974	—	—	10,100,974
Non-Agency Mortgage-Backed Securities	—	67,767	—	67,767
Short-Term Securities	7,158,009	—	—	7,158,009

Total	$17,258,983	$102,929	—	$17,361,912

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts.	$10,014	—	—	$10,014
Interest rate contracts	23,804	—	—	23,804
Liabilities:
Equity contracts	(54,416)	—	—	(54,416)
Foreign currency exchange contracts.	(53,840)	—	—	(53,840)
Interest rate contracts	(4,712)	—	—	(4,712)

Total	$(79,150)	—	—	$(79,150)

[1]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$218,795	—	—	$218,795
Foreign currency at value	40,418	—	—	40,418
Cash pledged for financial futures contracts.	682,750	—	—	682,750

Total	$941,963	—	—	$941,963

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Assets and Liabilities

December 31, 2015	BlackRock Managed Volatility V.I. Fund

Assets
Investments at value — unaffiliated (cost — $4,954,660)	$4,262,965
Investments at value — affiliated (cost — $13,292,868)	13,098,947
Cash	218,795
Cash pledged for financial futures contracts	682,750
Foreign currency at value (cost — $49,843)	40,418
Receivables:
Dividends — affiliated	1,308
Interest	256
From the Manager	5,895
Variation margin receivable on financial futures contracts	20,986
Prepaid expenses	105
Other assets	410

Total assets.	18,332,835

Liabilities
Payables:
Capital shares redeemed	721
Investment advisory fees	460
Officer’s and Directors’ fees	1,099
Other accrued expenses	3,120
Other affiliates	53
Printing fees	16,072
Professional fees.	76,875
Transfer agent fees	12,256
Variation margin payable on financial futures contracts	42,562

Total liabilities	153,218

Net Assets	$18,179,617

Net Assets Consist of
Paid-in capital	$19,090,057
Undistributed net investment income	256
Undistributed net realized gain	63,086
Net unrealized appreciation (depreciation)	(973,782)

Net Assets	$18,179,617

Net Asset Value
Class I — Based on net assets of $18,179,617 and 1,390,281 shares outstanding, 100 million shares authorized, $0.10 par value	$13.08

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Statement of Operations

Year Ended December 31, 2015	BlackRock Managed Volatility V.I. Fund

Investment Income
Dividends — affiliated	$126,861
Dividends — unaffiliated	(26,095)[1]
Interest.	4,931
Securities lending — affiliated — net	3,602

Total income.	109,299

Expenses
Investment advisory	110,513
Professional	95,337
Transfer agent	5,000
Transfer agent — Class I	39,798
Printing.	26,642
Accounting services.	10,464
Officer and Directors	6,087
Custodian	191
Miscellaneous	1,214

Total expenses	295,246
Less:
Fees waived by Manager	(54,175)
Transfer agent fees reimbursed — Class I	(39,798)

Total expenses after fees waived and/or reimbursed	201,273

Net investment loss	(91,974)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	98,532
Investments — affiliated	(13,363)
Capital gain distributions received from affiliated investment companies	209
Financial futures contracts	624,859
Swaps	78,289
Foreign currency transactions.	(47,501)

741,025

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(373,461)
Investments — affiliated	(101,644)
Financial futures contracts	(190,912)
Swaps	(43,955)
Foreign currency translations	(3,554)

(713,526)

Net realized and unrealized gain.	27,499

Net Decrease in Net Assets Resulting from Operations.	$(64,475)

1	Amount consists of dividend income redesignated as realized gains during the period.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statements of Changes in Net Assets	BlackRock Managed Volatility V.I. Fund

	Year Ended December 31,
Decrease in Net Assets:	2015	2014
Operations
Net investment income (loss)	$(91,974)	$56,779
Net realized gain	741,025	1,474,692
Net change in unrealized appreciation (depreciation)	(713,526)	(1,029,893)

Net increase (decrease) in net assets resulting from operations	(64,475)	501,578

Distributions to Shareholders[1]
From net realized gain	(765,860)	(1,545,799)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(2,272,790)	(1,765,081)

Net Assets
Total decrease in net assets	(3,103,125)	(2,809,302)
Beginning of year	21,282,742	24,092,044

End of year	$18,179,617	$21,282,742

Undistributed net investment income, end of year	$256	$56

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Financial Highlights	BlackRock Managed Volatility V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$13.70	$14.41	$13.28	$12.26	$12.07

Net investment income (loss)[1]	(0.06)	0.04	0.07	0.20	0.21
Net realized and unrealized gain (loss)	(0.01)	0.29	1.60	1.01	0.26

Net increase (decrease) from investment operations.	(0.07)	0.33	1.67	1.21	0.47

Distributions from:[2]
Net investment income	—	—	(0.13)	(0.19)	(0.28)
Net realized gain	(0.55)	(1.04)	(0.41)	—	—

Total distributions	(0.55)	(1.04)	(0.54)	(0.19)	(0.28)

Net asset value, end of year	$13.08	$13.70	$14.41	$13.28	$12.26

Total Return[3]
Based on net asset value	(0.57)%	2.28%	12.62%	9.88%	3.84%

Ratios to Average Net Assets
Total expenses.	1.47%[4]	1.60%[4]	1.78%[5]	1.36%	1.16%

Total expenses after fees waived and/or reimbursed	1.00%[4]	1.07%[4]	1.23%[5]	1.22%	1.14%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.00%[4]	1.07%[4]	1.23%[5]	1.22%	1.13%

Net investment income (loss)	(0.46)%[4]	0.25%[4]	0.47%[5]	1.49%	1.71%

Supplemental Data
Net assets, end of year (000)	$18,180	$21,283	$24,092	$25,975	$26,860

Portfolio turnover rate	13%	64%	241%[6]	502%[6]	570%[6]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.23%.

[5]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.22%.

[6]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	13%	64%	229%	400%	400%

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements	BlackRock Managed Volatility V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Managed Volatility V.I. Fund (the “Fund”). The Fund is classified as diversified.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment advisor believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, the Fund may invest up to 100% of its total assets in, U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment advisor applies this defensive position as applicable and consistent with the Fund prospectus.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts and swaps), that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•	Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•	Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

•

Level 2 – other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass through securities there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as investment companies in the Fund’s Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Master Netting Arrangements: In order to better define the Fund’s contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases,

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

the Fund may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required to all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.55%
$1 Billion — $3 Billion	0.52%
$3 Billion — $5 Billion	0.50%
$5 Billion — $10 Billion	0.48%
Greater than $ 10 Billion	0.47%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. In addition, the Manager has contractually agreed to waive the management fee on assets estimated to be attributed to the Fund’s investments in other equity and fixed-income mutual funds managed by Manager of its affiliates, if any. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2015, the amount waived was $5,834.

The Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”), BlackRock Asset Management North Asia Limited (“BNA”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL, BNA and BSL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2015, the Fund reimbursed the Manager $210 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse all such fees for Class I Shares. The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — Class I in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitation as a percentage of average daily net assets is 1.00% for Class I Shares. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors. This amount is included in fees waived by Manager in the Statement of Operations. For the year ended December 31, 2015, the amount waived was $48,341.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $784 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

7. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, including paydowns and excluding short-term securities, were $1,406,976 and $3,157,816, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions and a net operating loss were reclassified to the following accounts:

Undistributed net investment loss	$92,174
Undistributed net realized gains	$(92,174)

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$239,265	$700,001
Long-term capital gains	526,595	845,798

Total	$765,860	$1,545,799

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

Notes to Financial Statements (continued)	BlackRock Managed Volatility V.I. Fund

As of period end, the tax components of accumulated net losses were as follows:

Net unrealized losses[1]	$(909,341)
Qualified late-year losses[2]	(1,099)

Total	$(910,440)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the realization for tax purposes of unrealized gains/losses on certain futures contracts and the timing and recognition of partnership income.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$18,247,276

Gross unrealized appreciation	$3,432
Gross unrealized depreciation	(888,796)

Net unrealized depreciation	$(885,364)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (concluded)	BlackRock Managed Volatility V.I. Fund

11. Capital Share Transactions:

Transactions in capital shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	22,048	$299,746	13,500	$197,483
Shares issued in reinvestment of distributions	57,130	765,860	111,166	1,545,799
Shares redeemed	(242,731)	(3,338,396)	(242,976)	(3,508,363)

Net decrease	(163,553)	$(2,272,790)	(118,310)	$(1,765,081)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustments or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	21

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock S&P 500 Index V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock S&P 500 Index V.I. Fund

Investment Objective

BlackRock S&P 500 Index V.I. Fund’s (the “Fund”) investment objective is to seek investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard and Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund’s Class I and Class II Shares returned 1.05% and 0.89%, respectively, while the benchmark S&P 500® Index returned 1.38%.

•	Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

•

The year started with U.S. stock prices falling as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. U.S. equities came back into favor in the spring, after a powerful rally in European equities left valuations in the United States looking more appealing by comparison. U.S. stocks continued to outperform international markets into the summer as increasing turmoil around Greece’s debt troubles drove investors to the relative stability of U.S. markets.

•

The second half of the year started well with strong manufacturing and construction data and merger and acquisition activity. This momentum stuttered as volatility and uncertainty became major themes through the remainder of 2015 given a sharp selloff in Chinese equities, falling oil prices and anticipation of a rate hike from the Federal Reserve (the “Fed”).

•	With easy monetary policy in the beginning of 2015, many markets reached all-time highs, but hit considerable headwinds in the latter half of the year. Geopolitical strife in the Middle East and Russia, terrorist attacks in France and San Bernardino, California, slowing growth globally, oil price instability, and the Fed starting a tightening cycle were significant events that shaped 2015 market returns.

•

The U.S. dollar strengthened against most major currencies for the year, posting a 19.9% gain against the Canadian dollar, a 12.5% gain versus the Australian dollar, an 11.4% gain versus the euro, a 5.8% gain versus the British pound. A key theme heading into 2016 is the divergence in monetary policy between the United States and the rest of the world.

•

From a sector perspective, consumer discretionary stocks (10%) generated the strongest returns in the S&P 500® Index for the year, followed by health care (7%), consumer staples (7%), information technology (6%) and telecommunications services (3%). Conversely, the energy sector (-21%) produced the lowest returns for the year, followed by materials (-8%), utilities (-5%), industrials (-3%) and financials (-1%).

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the S&P 500® Index, the Fund purchased and sold securities to maintain its objective of seeking to correspond to the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Fund remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets

Information Technology	20%
Financials	16
Health Care	15
Consumer Discretionary	13
Industrials	10
Consumer Staples	10
Energy	6
Utilities	3
Materials	3
Telecommunication Services	2
Short-Term Securities	4
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock S&P 500 Index V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	Under normal circumstances, the Fund invests at least 80% of its assets in the common stocks represented in the S&P 500® Index and in derivative instruments linked to the S&P 500® Index.

[3]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended December 31, 2015
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(0.01)%	1.05%	12.16%	6.98%
Class II4	(0.08)	0.89	12.00	6.78
S&P 500® Index	0.15	1.38	12.57	7.31

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$999.90	$1.56	$1,000.00	$1,023.64	$1.58	0.31%
Class II	$1,000.00	$999.20	$2.32	$1,000.00	$1,022.89	$2.35	0.46%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock S&P 500 Index V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the deriva-

tive financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock S&P 500 Index V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.7%
Boeing Co.	6,562	$948,800
General Dynamics Corp.	3,095	425,129
Honeywell International, Inc.	8,025	831,149
L-3 Communications Holdings, Inc.	832	99,432
Lockheed Martin Corp.	2,766	600,637
Northrop Grumman Corp.	1,899	358,550
Precision Castparts Corp.	1,424	330,382
Raytheon Co.	3,144	391,522
Rockwell Collins, Inc.	1,365	125,990
Textron, Inc.	2,863	120,275
United Technologies Corp.	8,577	823,992

		5,055,858
Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.	1,469	91,107
Expeditors International of Washington, Inc.	1,959	88,351
FedEx Corp.	2,720	405,253
United Parcel Service, Inc., Class B	7,233	696,032

		1,280,743
Airlines — 0.6%
American Airlines Group, Inc.	6,527	276,418
Delta Air Lines, Inc.	8,236	417,483
Southwest Airlines Co.	6,828	294,014
United Continental Holdings, Inc. (a)	3,912	224,158

		1,212,073
Auto Components — 0.4%
BorgWarner, Inc.	2,344	101,331
Delphi Automotive PLC	2,945	252,475
Goodyear Tire & Rubber Co.	2,790	91,149
Johnson Controls, Inc.	6,773	267,466

		712,421
Automobiles — 0.6%
Ford Motor Co.	40,585	571,843
General Motors Co.	14,744	501,443
Harley-Davidson, Inc.	1,998	90,689

		1,163,975
Banks — 6.0%
Bank of America Corp.	108,397	1,824,322
BB&T Corp. (b)	8,073	305,240
Citigroup, Inc.	31,019	1,605,233
Comerica, Inc.	1,839	76,925
Fifth Third Bancorp	8,318	167,192
Huntington Bancshares, Inc.	8,316	91,975
JPMorgan Chase & Co.	38,292	2,528,421
KeyCorp	8,707	114,845
M&T Bank Corp.	1,655	200,553
People’s United Financial, Inc.	3,233	52,213
PNC Financial Services Group, Inc. (c)	5,319	506,954
Regions Financial Corp.	13,719	131,702
SunTrust Banks, Inc.	5,365	229,837
U.S. Bancorp	17,141	731,406
Wells Fargo & Co.	48,429	2,632,600
Zions Bancorporation	2,099	57,303

		11,256,721
Beverages — 2.3%
Brown-Forman Corp., Class B (b)	1,059	105,138
Coca-Cola Co.	40,752	1,750,706
Coca-Cola Enterprises, Inc.	2,183	107,491
Constellation Brands, Inc., Class A	1,804	256,962
Dr. Pepper Snapple Group, Inc.	1,977	184,256
Molson Coors Brewing Co., Class B	1,637	153,747
Monster Beverage Corp. (a)	1,575	234,612

Common Stocks	Shares	Value
Beverages (continued)
PepsiCo, Inc.	15,179	$1,516,686

		4,309,598
Biotechnology — 3.7%
AbbVie, Inc.	17,032	1,008,976
Alexion Pharmaceuticals, Inc. (a)	2,342	446,737
Amgen, Inc.	7,852	1,274,615
Baxalta, Inc.	5,608	218,880
Biogen, Inc. (a)	2,322	711,345
Celgene Corp. (a)	8,186	980,355
Gilead Sciences, Inc.	15,006	1,518,457
Regeneron Pharmaceuticals, Inc. (a)	809	439,182
Vertex Pharmaceuticals, Inc. (a)	2,534	318,853

		6,917,400
Building Products — 0.1%
Allegion PLC	993	65,459
Masco Corp.	3,562	100,805

		166,264
Capital Markets — 2.1%
Affiliated Managers Group, Inc. (a)	563	89,945
Ameriprise Financial, Inc.	1,813	192,939
Bank of New York Mellon Corp.	11,458	472,299
BlackRock, Inc. (c)	1,316	448,124
Charles Schwab Corp.	12,397	408,233
E*TRADE Financial Corp. (a)	3,002	88,979
Franklin Resources, Inc.	4,005	147,464
Goldman Sachs Group, Inc.	4,131	744,530
Invesco Ltd.	4,440	148,651
Legg Mason, Inc.	1,163	45,624
Morgan Stanley	15,777	501,866
Northern Trust Corp. (b)	2,267	163,428
State Street Corp.	4,226	280,437
T. Rowe Price Group, Inc.	2,653	189,663

		3,922,182
Chemicals — 2.1%
Air Products & Chemicals, Inc.	2,004	260,740
Airgas, Inc.	696	96,271
CF Industries Holdings, Inc.	2,414	98,515
Dow Chemical Co.	11,716	603,140
Eastman Chemical Co.	1,540	103,965
Ecolab, Inc.	2,750	314,545
EI du Pont de Nemours & Co.	9,131	608,125
FMC Corp.	1,384	54,156
International Flavors & Fragrances, Inc.	835	99,899
LyondellBasell Industries NV, Class A	3,744	325,354
Monsanto Co.	4,555	448,759
Mosaic Co.	3,492	96,344
PPG Industries, Inc.	2,804	277,091
Praxair, Inc.	2,967	303,821
Sherwin-Williams Co.	821	213,132

		3,903,857
Commercial Services & Supplies — 0.4%
ADT Corp. (b)	1,790	59,034
Cintas Corp.	924	84,130
Pitney Bowes, Inc.	2,142	44,232
Republic Services, Inc.	2,493	109,667
Stericycle, Inc. (a)	879	106,007
Tyco International PLC	4,365	139,200
Waste Management, Inc.	4,356	232,480

		774,750
Communications Equipment — 1.4%
Cisco Systems, Inc.	52,845	1,435,006

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Communications Equipment (continued)
F5 Networks, Inc. (a)	736	$71,363
Harris Corp.	1,280	111,232
Juniper Networks, Inc.	3,655	100,878
Motorola Solutions, Inc.	1,657	113,422
QUALCOMM, Inc.	15,659	782,715

		2,614,616
Construction & Engineering — 0.1%
Fluor Corp.	1,501	70,877
Jacobs Engineering Group, Inc. (a)	1,274	53,444
Quanta Services, Inc. (a)	1,687	34,162

		158,483
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	694	94,787
Vulcan Materials Co.	1,380	131,059

		225,846
Consumer Finance — 0.8%
American Express Co.	8,713	605,989
Capital One Financial Corp.	5,544	400,166
Discover Financial Services	4,451	238,663
Navient Corp.	3,873	44,346
Synchrony Financial (a)	8,688	264,202

		1,553,366
Containers & Packaging — 0.2%
Avery Dennison Corp.	938	58,775
Ball Corp.	1,422	103,422
Owens-Illinois, Inc. (a)	1,677	29,213
Sealed Air Corp.	2,056	91,698
WestRock Co.	2,712	123,721

		406,829
Distributors — 0.1%
Genuine Parts Co. (b)	1,570	134,847
Diversified Consumer Services — 0.0%
H&R Block, Inc.	2,409	80,244
Diversified Financial Services — 2.0%
Berkshire Hathaway, Inc., Class B (a)	19,514	2,576,629
CME Group, Inc.	3,498	316,919
Intercontinental Exchange, Inc.	1,236	316,737
Leucadia National Corp.	3,467	60,291
McGraw Hill Financial, Inc.	2,822	278,193
Moody’s Corp.	1,805	181,114
Nasdaq, Inc.	1,220	70,967

		3,800,850
Diversified Telecommunication Services — 2.4%
AT&T Inc.	64,045	2,203,788
CenturyLink, Inc.	5,830	146,683
Frontier Communications Corp. (b)	12,108	56,544
Level 3 Communications, Inc. (a)	2,985	162,265
Verizon Communications, Inc.	42,360	1,957,879

		4,527,159
Electric Utilities — 1.7%
American Electric Power Co., Inc.	5,080	296,012
Duke Energy Corp.	7,128	508,868
Edison International	3,374	199,775
Entergy Corp.	1,859	127,081
Eversource Energy	3,285	167,765
Exelon Corp.	9,574	265,870
FirstEnergy Corp.	4,375	138,819
NextEra Energy, Inc.	4,799	498,568
Pepco Holdings, Inc.	2,650	68,927

Common Stocks	Shares	Value
Electric Utilities (continued)
Pinnacle West Capital Corp.	1,161	$74,861
PPL Corp.	6,938	236,794
Southern Co.	9,407	440,154
Xcel Energy, Inc.	5,252	188,599

		3,212,093
Electrical Equipment — 0.5%
AMETEK, Inc.	2,508	134,404
Eaton Corp. PLC	4,841	251,926
Emerson Electric Co.	6,805	325,483
Rockwell Automation, Inc.	1,389	142,525

		854,338
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	3,202	167,240
Corning, Inc.	12,324	225,283
FLIR Systems, Inc.	1,491	41,852
TE Connectivity Ltd.	4,023	259,926

		694,301
Energy Equipment & Services — 1.0%
Baker Hughes, Inc.	4,514	208,321
Cameron International Corp. (a)	1,984	125,389
Diamond Offshore Drilling, Inc. (b)	668	14,095
Ensco PLC, Class A	2,417	37,198
FMC Technologies, Inc. (a)	2,368	68,696
Halliburton Co.	8,851	301,288
Helmerich & Payne, Inc. (b)	1,130	60,512
National Oilwell Varco, Inc.	3,975	133,123
Schlumberger Ltd.	13,104	914,004
Transocean Ltd.	3,493	43,243

		1,905,869
Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	4,551	734,987
CVS Health Corp.	11,540	1,128,266
Kroger Co.	10,141	424,198
Sysco Corp.	5,437	222,917
Walgreens Boots Alliance, Inc.	9,049	770,568
Wal-Mart Stores, Inc.	16,341	1,001,703
Whole Foods Market, Inc.	3,556	119,126

		4,401,765
Food Products — 1.7%
Archer-Daniels-Midland Co.	6,218	228,076
Campbell Soup Co.	1,865	98,006
ConAgra Foods, Inc.	4,471	188,497
General Mills, Inc.	6,200	357,492
Hershey Co.	1,513	135,066
Hormel Foods Corp.	1,396	110,396
JM Smucker Co.	1,240	152,942
Kellogg Co.	2,637	190,576
Keurig Green Mountain, Inc.	1,229	110,585
Kraft Heinz Co.	6,154	447,765
McCormick & Co, Inc., Non-Voting Shares (b)	1,201	102,758
Mead Johnson Nutrition Co.	2,053	162,084
Mondelez International, Inc., Class A	16,548	742,012
Tyson Foods, Inc., Class A	3,081	164,310

		3,190,565
Gas Utilities — 0.0%
AGL Resources, Inc.	1,254	80,018
Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	15,534	697,632
Baxter International, Inc.	5,649	215,509
Becton Dickinson & Co.	2,178	335,608

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Health Care Equipment & Supplies (continued)
Boston Scientific Corp. (a)	13,917	$256,629
CR Bard, Inc.	769	145,679
DENTSPLY International, Inc.	1,468	89,328
Edwards Lifesciences Corp. (a)	2,228	175,967
Intuitive Surgical, Inc. (a)	390	213,002
Medtronic PLC	14,644	1,126,416
St. Jude Medical, Inc. (b)	2,918	180,245
Stryker Corp.	3,276	304,471
Varian Medical Systems, Inc. (a)	1,023	82,658
Zimmer Biomet Holdings, Inc. (b)	1,769	181,482

		4,004,626
Health Care Providers & Services — 2.7%
Aetna, Inc.	3,610	390,313
AmerisourceBergen Corp.	2,036	211,154
Anthem, Inc.	2,709	377,743
Cardinal Health, Inc.	3,426	305,839
Cigna Corp.	2,667	390,262
DaVita HealthCare Partners, Inc. (a)	1,763	122,899
Express Scripts Holding Co. (a)	7,042	615,541
HCA Holdings, Inc. (a)	3,311	223,923
Henry Schein, Inc. (a)(b)	864	136,676
Humana, Inc.	1,534	273,834
Laboratory Corp. of America Holdings (a)	1,042	128,833
McKesson Corp.	2,407	474,733
Patterson Cos., Inc.	887	40,101
Quest Diagnostics, Inc.	1,487	105,785
Tenet Healthcare Corp. (a)(b)	1,062	32,179
UnitedHealth Group, Inc.	9,931	1,168,283
Universal Health Services, Inc., Class B	949	113,396

		5,111,494
Health Care Technology — 0.1%
Cerner Corp. (a)	3,181	191,401
Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	4,794	261,177
Chipotle Mexican Grill, Inc. (a)	323	154,992
Darden Restaurants, Inc.	1,174	74,713
Marriott International, Inc., Class A	2,008	134,616
McDonald’s Corp.	9,562	1,129,655
Royal Caribbean Cruises Ltd.	1,777	179,850
Starbucks Corp.	15,461	928,124
Starwood Hotels & Resorts Worldwide, Inc.	1,765	122,279
Wyndham Worldwide Corp.	1,223	88,851
Wynn Resorts Ltd.	831	57,497
Yum! Brands, Inc.	4,465	326,168

		3,457,922
Household Durables — 0.4%
DR Horton, Inc. (b)	3,381	108,293
Garmin Ltd.	1,226	45,570
Harman International Industries, Inc.	734	69,150
Leggett & Platt, Inc.	1,408	59,164
Lennar Corp., Class A (b)	1,865	91,217
Mohawk Industries, Inc. (a)	659	124,808
Newell Rubbermaid, Inc. (b)	2,773	122,234
PulteGroup, Inc.	3,325	59,252
Whirlpool Corp.	812	119,258

		798,946
Household Products — 1.9%
Church & Dwight Co., Inc.	1,366	115,946
Clorox Co.	1,333	169,064
Colgate-Palmolive Co.	9,321	620,965
Kimberly-Clark Corp.	3,772	480,176

Common Stocks	Shares	Value
Household Products (continued)
Procter & Gamble Co.	28,329	$2,249,606

		3,635,757
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	7,029	67,268
NRG Energy, Inc.	3,514	41,360

		108,628
Industrial Conglomerates — 2.5%
3M Co.	6,412	965,904
Danaher Corp.	6,211	576,878
General Electric Co.	98,278	3,061,360
Roper Technologies, Inc. (b)	1,043	197,951

		4,802,093
Insurance — 2.7%
ACE Ltd.	3,353	391,798
Aflac, Inc.	4,460	267,154
Allstate Corp.	4,033	250,409
American International Group, Inc.	12,883	798,360
Aon PLC	2,853	263,075
Assurant, Inc.	692	55,734
Chubb Corp.	2,351	311,837
Cincinnati Financial Corp.	1,530	90,530
Hartford Financial Services Group, Inc.	4,296	186,704
Lincoln National Corp.	2,599	130,626
Loews Corp. (b)	2,971	114,086
Marsh & McLennan Cos., Inc.	5,432	301,204
MetLife, Inc.	11,565	557,549
Principal Financial Group, Inc.	2,839	127,698
Progressive Corp.	6,068	192,962
Prudential Financial, Inc.	4,670	380,185
Torchmark Corp.	1,202	68,706
Travelers Cos., Inc.	3,169	357,653
Unum Group	2,555	85,056
XL Group PLC	3,131	122,673

		5,053,999
Internet & Catalog Retail — 2.2%
Amazon.com, Inc. (a)	4,003	2,705,588
Expedia, Inc.	1,212	150,652
Netflix, Inc. (a)	4,451	509,105
Priceline Group, Inc. (a)	519	661,699
TripAdvisor, Inc. (a)	1,178	100,425

		4,127,469
Internet Software & Services — 4.2%
Akamai Technologies, Inc. (a)	1,850	97,366
Alphabet, Inc.:
Class A (a)	3,034	2,360,482
Class C (a)	3,094	2,347,975
eBay, Inc. (a)	11,606	318,933
Facebook, Inc., Class A (a)	23,639	2,474,058
VeriSign, Inc. (a)	1,035	90,418
Yahoo!, Inc. (a)	8,968	298,276

		7,987,508
IT Services — 3.6%
Accenture PLC, Class A	6,505	679,773
Alliance Data Systems Corp. (a)(b)	637	176,175
Automatic Data Processing, Inc.	4,824	408,689
Cognizant Technology Solutions Corp., Class A (a)	6,312	378,846
CSRA, Inc.	1,428	42,840
Fidelity National Information Services, Inc.	2,916	176,710

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
IT Services (continued)
Fiserv, Inc. (a)	2,380	$217,675
International Business Machines Corp.	9,291	1,278,627
MasterCard, Inc., Class A	10,334	1,006,118
Paychex, Inc.	3,329	176,071
PayPal Holdings, Inc. (a)	11,583	419,305
Teradata Corp. (a)	1,497	39,551
Total System Services, Inc.	1,753	87,299
Visa, Inc., Class A	20,269	1,571,861
Western Union Co.	5,296	94,851
Xerox Corp.	9,855	104,759

		6,859,150
Leisure Products — 0.1%
Hasbro, Inc.	1,177	79,283
Mattel, Inc. (b)	3,488	94,769

		174,052
Life Sciences Tools & Services — 0.6%
Agilent Technologies, Inc.	3,432	143,492
Illumina, Inc. (a)(b)	1,525	292,716
PerkinElmer, Inc.	1,175	62,945
Thermo Fisher Scientific, Inc.	4,156	589,529
Waters Corp. (a)	852	114,662

		1,203,344
Machinery — 1.2%
Caterpillar, Inc.	6,067	412,313
Cummins, Inc.	1,721	151,465
Deere & Co. (b)	3,229	246,276
Dover Corp.	1,621	99,384
Flowserve Corp.	1,381	58,112
Illinois Tool Works, Inc.	3,412	316,224
Ingersoll-Rand PLC	2,748	151,937
PACCAR, Inc.	3,676	174,242
Parker-Hannifin Corp. (b)	1,434	139,069
Pentair PLC	1,865	92,373
Snap-on, Inc.	603	103,372
Stanley Black & Decker, Inc.	1,587	169,381
Xylem, Inc.	1,866	68,109

		2,182,257
Media — 3.0%
Cablevision Systems Corp., New York Group, Class A	2,303	73,466
CBS Corp., Class B, Non-Voting Shares	4,515	212,792
Comcast Corp.	25,424	1,434,676
Discovery Communications, Inc.:
Class A (a)	1,525	40,687
Class C (a)	2,670	67,337
Interpublic Group of Cos., Inc.	4,250	98,940
News Corp.:
Class A	3,904	52,157
Class B	1,142	15,942
Omnicom Group, Inc. (b)	2,516	190,361
Scripps Networks Interactive, Inc., Class A (b)	973	53,719
TEGNA, Inc.	2,346	59,870
Time Warner Cable, Inc.	2,950	547,491
Time Warner, Inc.	8,330	538,701
Twenty-First Century Fox, Inc.:
Class A	12,192	331,135
Class B	4,465	121,582
Viacom, Inc., Class B	3,598	148,094
Walt Disney Co.	15,835	1,663,942

		5,650,892

Common Stocks	Shares	Value
Metals & Mining — 0.2%
Alcoa, Inc.	13,563	$133,867
Freeport-McMoRan, Inc.	12,037	81,490
Newmont Mining Corp.	5,479	98,567
Nucor Corp. (b)	3,310	133,393

		447,317
Multiline Retail — 0.6%
Dollar General Corp.	3,052	219,347
Dollar Tree, Inc. (a)	2,431	187,722
Kohl’s Corp.	1,976	94,117
Macy’s, Inc.	3,274	114,525
Nordstrom, Inc. (b)	1,443	71,876
Target Corp.	6,415	465,793

		1,153,380
Multi-Utilities — 1.1%
Ameren Corp.	2,513	108,637
CenterPoint Energy, Inc.	4,441	81,537
CMS Energy Corp.	2,897	104,524
Consolidated Edison, Inc.	3,033	194,931
Dominion Resources, Inc.	6,154	416,257
DTE Energy Co.	1,859	149,073
NiSource, Inc.	3,292	64,227
PG&E Corp.	5,066	269,461
Public Service Enterprise Group, Inc.	5,238	202,658
SCANA Corp.	1,480	89,525
Sempra Energy	2,439	229,290
TECO Energy, Inc.	2,436	64,919
WEC Energy Group, Inc.	3,269	167,732

		2,142,771
Oil, Gas & Consumable Fuels — 5.4%
Anadarko Petroleum Corp.	5,261	255,579
Apache Corp.	3,914	174,056
Cabot Oil & Gas Corp.	4,284	75,784
Chesapeake Energy Corp. (b)	5,314	23,913
Chevron Corp.	19,608	1,763,936
Cimarex Energy Co.	975	87,146
Columbia Pipeline Group, Inc.	4,052	81,040
ConocoPhillips	12,856	600,247
CONSOL Energy, Inc. (b)	2,482	19,608
Devon Energy Corp.	4,001	128,032
EOG Resources, Inc.	5,687	402,583
EQT Corp.	1,579	82,313
Exxon Mobil Corp.	43,370	3,380,691
Hess Corp.	2,497	121,055
Kinder Morgan, Inc.	19,063	284,420
Marathon Oil Corp.	7,012	88,281
Marathon Petroleum Corp.	5,552	287,816
Murphy Oil Corp.	1,682	37,761
Newfield Exploration Co. (a)	1,711	55,710
Noble Energy, Inc.	4,402	144,958
Occidental Petroleum Corp.	7,911	534,863
ONEOK, Inc.	2,195	54,129
Phillips 66	4,958	405,564
Pioneer Natural Resources Co.	1,547	193,963
Range Resources Corp. (b)	1,784	43,904
Southwestern Energy Co. (a)(b)	3,980	28,298
Spectra Energy Corp.	6,952	166,431
Tesoro Corp.	1,275	134,347
Valero Energy Corp.	5,014	354,540
Williams Cos., Inc.	7,065	181,571

		10,192,539

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Paper & Forest Products — 0.1%
International Paper Co.	4,326	$163,090
Personal Products — 0.1%
Estee Lauder Cos., Inc., Class A	2,339	205,972
Pharmaceuticals — 5.7%
Allergan PLC (a)	4,107	1,283,437
Bristol-Myers Squibb Co.	17,380	1,195,570
Eli Lilly & Co.	10,163	856,334
Endo International PLC (a)	2,157	132,052
Johnson & Johnson	28,806	2,958,952
Mallinckrodt PLC (a)	1,203	89,780
Merck & Co., Inc.	29,090	1,536,534
Mylan NV (a)	4,276	231,203
Perrigo Co. PLC	1,515	219,221
Pfizer, Inc.	64,270	2,074,636
Zoetis, Inc.	4,754	227,812

		10,805,531
Professional Services — 0.3%
Dun & Bradstreet Corp.	377	39,182
Equifax, Inc.	1,225	136,428
Nielsen Holdings NV (b)	3,799	177,033
Robert Half International, Inc.	1,393	65,666
Verisk Analytics, Inc. (a)(b)	1,606	123,469

		541,778
Real Estate Investment Trusts (REITs) — 2.7%
American Tower Corp.	4,383	424,932
Apartment Investment & Management Co., Class A	1,610	64,448
AvalonBay Communities, Inc.	1,426	262,569
Boston Properties, Inc.	1,591	202,916
Crown Castle International Corp.	3,456	298,771
Equinix, Inc.	646	195,350
Equity Residential	3,770	307,594
Essex Property Trust, Inc.	681	163,038
General Growth Properties, Inc.	6,053	164,702
HCP, Inc.	4,790	183,170
Host Hotels & Resorts, Inc.	7,778	119,315
Iron Mountain, Inc.	2,001	54,047
Kimco Realty Corp. (b)	4,278	113,196
Macerich Co.	1,394	112,482
Plum Creek Timber Co., Inc.	1,810	86,373
Prologis, Inc.	5,428	232,970
Public Storage	1,523	377,247
Realty Income Corp.	2,601	134,290
Simon Property Group, Inc.	3,223	626,678
SL Green Realty Corp.	1,032	116,595
Ventas, Inc.	3,443	194,288
Vornado Realty Trust	1,835	183,424
Welltower, Inc.	3,644	247,901
Weyerhaeuser Co.	5,325	159,643

		5,025,939
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A (a)	3,002	103,809
Road & Rail — 0.8%
CSX Corp.	10,187	264,353
JB Hunt Transport Services, Inc.	946	69,399
Kansas City Southern	1,143	85,348
Norfolk Southern Corp.	3,121	264,005
Ryder System, Inc.	568	32,279
Union Pacific Corp.	8,892	695,354

		1,410,738
Semiconductors & Semiconductor Equipment — 2.4%
Analog Devices, Inc.	3,248	179,679

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Applied Materials, Inc.	11,966	$223,405
Avago Technologies Ltd.	2,732	396,550
Broadcom Corp., Class A	5,842	337,784
First Solar, Inc. (a)	774	51,076
Intel Corp.	49,136	1,692,735
KLA-Tencor Corp.	1,632	113,179
Lam Research Corp.	1,638	130,090
Linear Technology Corp.	2,483	105,453
Microchip Technology, Inc.	2,117	98,525
Micron Technology, Inc. (a)	11,146	157,827
NVIDIA Corp.	5,303	174,787
Qorvo, Inc. (a)	1,473	74,976
Skyworks Solutions, Inc.	1,976	151,816
Texas Instruments, Inc.	10,569	579,287
Xilinx, Inc.	2,679	125,833

		4,593,002
Software — 4.3%
Activision Blizzard, Inc.	5,209	201,640
Adobe Systems, Inc. (a)	5,193	487,830
Autodesk, Inc. (a)	2,343	142,759
CA, Inc.	3,245	92,677
Citrix Systems, Inc. (a)	1,603	121,267
Electronic Arts, Inc. (a)	3,228	221,828
Intuit, Inc.	2,749	265,279
Microsoft Corp. (d)	83,223	4,617,212
Oracle Corp.	33,336	1,217,764
Red Hat, Inc. (a)(b)	1,900	157,339
Salesforce.com, Inc. (a)	6,498	509,443
Symantec Corp.	7,085	148,785

		8,183,823
Specialty Retail — 2.6%
Advance Auto Parts, Inc.	759	114,237
AutoNation, Inc. (a)	830	49,518
AutoZone, Inc. (a)	320	237,411
Bed Bath & Beyond, Inc. (a)	1,757	84,775
Best Buy Co., Inc.	3,178	96,770
CarMax, Inc. (a)	2,155	116,305
GameStop Corp., Class A (b)	1,115	31,265
Gap, Inc. (b)	2,447	60,441
Home Depot, Inc.	13,203	1,746,097
L Brands, Inc.	2,661	254,977
Lowe’s Cos., Inc.	9,528	724,509
O’Reilly Automotive, Inc. (a)	1,030	261,023
Ross Stores, Inc.	4,218	226,971
Signet Jewelers Ltd.	825	102,044
Staples, Inc.	6,626	62,748
Tiffany & Co.	1,162	88,649
TJX Cos., Inc.	6,983	495,165
Tractor Supply Co.	1,407	120,299
Urban Outfitters, Inc. (a)	982	22,341

		4,895,545
Technology Hardware, Storage & Peripherals — 4.0%
Apple Inc.	58,084	6,113,922
EMC Corp.	20,188	518,428
Hewlett Packard Enterprise Co.	18,705	284,316
Hewlett-Packard Co. (a)	18,705	221,467
NetApp, Inc.	3,108	82,455
SanDisk Corp.	2,117	160,871
Seagate Technology PLC (b)	3,128	114,672
Western Digital Corp.	2,386	143,279

		7,639,410

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Schedule of Investments (continued)	BlackRock S&P 500 Index V.I. Fund

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods — 0.9%
Coach, Inc.	2,861	$93,641
Fossil Group, Inc. (a)	418	15,282
Hanesbrands, Inc.	4,168	122,664
Michael Kors Holdings Ltd. (a)	1,918	76,835
NIKE, Inc., Class B	14,040	877,500
PVH Corp.	849	62,529
Ralph Lauren Corp.	619	69,006
Under Armour, Inc., Class A (a)	1,864	150,257
VF Corp.	3,526	219,493

		1,687,207
Tobacco — 1.6%
Altria Group, Inc.	20,426	1,188,997
Philip Morris International, Inc.	16,133	1,418,252
Reynolds American, Inc.	8,583	396,105

		3,003,354
Trading Companies & Distributors — 0.2%
Fastenal Co. (b)	3,005	122,664
United Rentals, Inc. (a)	986	71,524
W.W. Grainger, Inc. (b)	602	121,959

		316,147
Total Long-Term Investments (Cost — $69,927,474) — 98.7%		186,377,921

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (c)(e)	2,417,775	$2,417,775
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (c)(e)(f)	$4,673	4,672,922
Total Short-Term Securities (Cost — $7,090,697) — 3.8%		7,090,697
Total Investments (Cost — $77,018,171) — 102.5%		193,468,618
Liabilities in Excess of Other Assets — (2.5)%		(4,640,335)

Net Assets — 100.0%		$188,828,283

Notes to Schedule of Investments
(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2014	Shares/ Beneficial Interest Purchased		Shares Sold	Shares/ Beneficial Interest Held at December 31, 2015	Value at December 31, 2015	Income		Realized Gain
BlackRock, Inc.	1,430	—		(114)	1,316	$ 448,124	$11,898		$12,485
BlackRock Liquidity Funds, TempFund, Institutional Class	1,091,358	1,326,417	[1]	—	2,417,775	$2,417,775	$ 3,748		—
BlackRock Liquidity Series, LLC, Money Market Series	$304,913	4,368,009	[2]	—	$4,672,922	$4,672,922	$11,845	[3]	—
PNC Financial Services Group, Inc.	5,904	—		(585)	5,319	$ 506,954	$11,432		$29,645

[1]	Represents net shares purchased.

[2]	Represents net beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	All or a portion of security has been pledged in connection with outstanding financial futures contracts.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock S&P 500 Index V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Long	Issue	Expiration	Notional Value	Unrealized Depreciation
25	E-Mini S&P 500 Index	March 2016	$2,544,250	$(16,500)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities - Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation	[1]	—	—	$16,500	—	—	—	$16,500

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Financial futures contracts	—	—	$259,161	—	—	—	$259,161
Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	$(36,020)	—	—	—	$(36,020)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts - long	$3,921,031

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$186,377,921	—	—	$186,377,921
Short-Term Securities	2,417,775	$4,672,922	—	7,090,697

Total	$188,795,696	$4,672,922	—	$193,468,618

[1] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(16,500)	—	—	$(16,500)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $4,672,922 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Statement of Assets and Liabilities

December 31, 2015	BlackRock S&P 500 Index V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $4,543,240) (cost — $69,454,367)	$185,422,843
Investments at value — affiliated (cost — $7,563,804)	8,045,775
Receivables:
Dividends — unaffiliated	250,385
From the Manager	17,474
Securities lending income — affiliated	828
Dividends — affiliated	554
Prepaid expenses	11,077

Total assets	193,748,936

Liabilities
Collateral on securities loaned at value	4,672,922
Payables:
Capital shares redeemed	55,881
Investment advisory fees	32,178
Investments purchased	23,390
Officer’s and Directors’ fees	4,770
Other affiliates	527
Distribution fees	228
Other accrued expenses	106,757
Variation margin payable on financial futures contracts	24,000

Total liabilities	4,920,653

Net Assets	$188,828,283

Net Assets Consist of
Paid-in capital	$76,689,504
Undistributed net investment income	1,666
Accumulated net realized loss	(4,296,834)
Net unrealized appreciation (depreciation)	116,433,947

Net Assets	$188,828,283

Net Asset Value
Class I — Based on net assets of $187,048,242 and 9,803,848 shares outstanding, 100 million shares authorized, $0.10 par value	$19.08

Class II — Based on net assets of $1,780,041 and 93,975 shares outstanding, 100 million shares authorized, $0.10 par value	$18.94

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Operations

Year Ended December 31, 2015	BlackRock S&P 500 Index V.I. Fund

Investment Income
Dividends — unaffiliated	$4,107,569
Dividends — affiliated	27,078
Securities lending — affiliated — net	11,845
Foreign taxes withheld	(301)

Total income	4,146,191

Expenses
Investment advisory	602,010
Transfer agent	2,631
Transfer agent — Class I	102,717
Transfer agent — Class II	1,049
Distribution — Class II	2,944
Professional	57,583
Accounting services	48,500
Printing	25,196
Officer and Directors	22,980
Custodian	22,899
Miscellaneous	40,311

Total expenses	928,820
Less:
Fees waived by the Manager	(205,684)
Transfer agent fees reimbursed — Class I	(102,717)
Transfer agent fees reimbursed — Class II	(1,049)
Expenses reimbursed by the Manager	(2,624)

Total expenses after fees waived and reimbursed	616,746

Net investment income	3,529,445

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	13,486,583
Investments — affiliated	42,130
Financial futures contracts	259,161

13,787,874

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(14,577,050)
Investments — affiliated	(41,502)
Financial futures contracts	(36,020)

(14,654,572)

Net realized and unrealized gain (loss)	(866,698)

Net Increase in Net Assets Resulting from Operations	$2,662,747

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Statements of Changes in Net Assets	BlackRock S&P 500 Index V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$3,529,445	$3,384,625
Net realized gain	13,787,874	9,609,445
Net change in unrealized appreciation (depreciation)	(14,654,572)	12,102,506

Net increase in net assets resulting from operations	2,662,747	25,096,576

Distributions to Shareholders[1]
From net investment income:
Class I	(3,773,318)	(3,320,811)
Class II	(33,237)	(29,196)
From net realized gain:
Class I	(12,239,083)	(9,660,245)
Class II	(117,425)	(94,268)

Decrease in net assets resulting from distributions to shareholders	(16,163,063)	(13,104,520)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(3,662,364)	(7,653,814)

Net Assets
Total increase (decrease) in net assets	(17,162,680)	4,338,242
Beginning of year	205,990,963	201,652,721

End of year	$188,828,283	$205,990,963

Undistributed net investment income, end of year	$1,666	$35,097

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights	BlackRock S&P 500 Index V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$20.63	$19.43	$15.43	$13.92	$14.52

Net investment income[1]	0.37	0.35	0.30	0.29	0.24
Net realized and unrealized gain (loss)	(0.14)	2.25	4.61	1.87	0.02

Net increase from investment operations	0.23	2.60	4.91	2.16	0.26

Distributions:[2]
From net investment income	(0.42)	(0.36)	(0.31)	(0.30)	(0.26)
From net realized gain	(1.36)	(1.04)	(0.60)	(0.35)	(0.60)

Total distributions	(1.78)	(1.40)	(0.91)	(0.65)	(0.86)

Net asset value, end of year	$19.08	$20.63	$19.43	$15.43	$13.92

Total Return[3]
Based on net asset value	1.05%	13.30%	31.87%	15.60%	1.70%

Ratios to Average Net Assets
Total expenses	0.46%	0.46%	0.46%	0.46%	0.43%

Total expenses after fees waived and reimbursed	0.31%	0.34%	0.41%	0.43%	0.43%

Net investment income	1.76%	1.70%	1.69%	1.87%	1.65%

Supplemental Data
Net assets, end of year (000)	$187,048	$204,029	$199,825	$158,160	$147,145

Portfolio turnover rate	4%	3%	4%	4%	4%

	Class II
	Year Ended December 31,
	2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of year	$20.49	$19.31	$15.34	$13.84	$14.44

Net investment income[1]	0.33	0.32	0.27	0.26	0.22
Net realized and unrealized gain (loss)	(0.13)	2.22	4.58	1.86	0.02

Net increase from investment operations	0.20	2.54	4.85	2.12	0.24

Distributions:[2]
From net investment income	(0.39)	(0.32)	(0.28)	(0.27)	(0.24)
From net realized gain	(1.36)	(1.04)	(0.60)	(0.35)	(0.60)

Total distributions	(1.75)	(1.36)	(0.88)	(0.62)	(0.84)

Net asset value, end of year	$18.94	$20.49	$19.31	$15.34	$13.84

Total Return[3]
Based on net asset value	0.89%	13.11%	31.67%	15.44%	1.58%

Ratios to Average Net Assets
Total expenses	0.61%	0.60%	0.60%	0.61%	0.58%

Total expenses after fees waived and reimbursed	0.46%	0.48%	0.56%	0.58%	0.58%

Net investment income	1.61%	1.55%	1.54%	1.72%	1.52%

Supplemental Data
Net assets, end of year (000)	$1,780	$1,962	$1,828	$1,584	$1,355

Portfolio turnover rate	4%	3%	4%	4%	4%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Notes to Financial Statements	BlackRock S&P 500 Index V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock S&P 500 Index V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts), that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$23,400	$(23,400)	—
Credit Suisse Securities (USA) LLC	109,980	(109,980)	—
Deutsche Bank Securities Inc.	12,660	(12,660)	—
Goldman Sachs & Co.	64,800	(64,800)	—
JP Morgan Securities LLC	823,028	(823,028)	—
Morgan Stanley	3,359,544	(3,359,544)	—
SG Americas Securities LLC	30,300	(30,300)	—
UBS Securities LLC	119,528	(119,528)	—

Total	$4,543,240	$(4,543,240)	—

[1]

Collateral with a value of $4,672,922 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee of 0.30% of the Fund’s average daily net assets.

BlackRock has contractually agreed to waive 0.10% of its management fee until May 1, 2016. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended December 31, 2015, the amount waived was $202,383.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the year ended December 31, 2015, the amount waived was $3,301.

For the year ended December 31, 2015, the Fund reimbursed the Manager $2,139 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.15% based upon the average daily net assets attributable to Class II.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which are shown as transfer agent — class specific. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse all such fees for Class I and Class II.

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.40% for Class II. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors. This amount is shown as expenses reimbursed by the Manager in the Statement of Operations.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $4,187 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

7. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $8,247,817 and $25,311,568, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the reclassification of distributions and the characterization of corporate actions were reclassified to the following accounts:

Paid-in capital	$(79,312)
Undistributed net investment income	$243,679
Accumulated net realized loss	$(164,367)

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$3,964,552	$3,765,097
Long-term capital gains	12,198,511	9,339,423

Total	$16,163,063	$13,104,520

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$120,852
Undistributed long-term capital gains	1,009,289
Net unrealized gains[1]	111,008,638

Total	$112,138,779

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures contracts and the timing and recognition of partnership income.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock S&P 500 Index V.I. Fund

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$82,459,982

Gross unrealized appreciation	$113,449,119
Gross unrealized depreciation	(2,440,483)

Net unrealized appreciation	$111,008,636

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	21

Notes to Financial Statements (concluded)	BlackRock S&P 500 Index V.I. Fund

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,265,682	$25,868,715	914,408	$18,390,948
Shares issued in reinvestment of distributions	832,898	16,012,401	623,151	12,981,056
Shares redeemed	(2,186,358)	(45,490,878)	(1,931,083)	(39,046,639)

Net decrease	(87,778)	$(3,609,762)	(393,524)	$(7,674,635)

Class II
Shares sold	10,619	$221,862	18,610	$376,026
Shares issued in reinvestment of distributions	7,893	150,662	5,967	123,464
Shares redeemed	(20,309)	(425,126)	(23,499)	(478,669)

Net increase (decrease)	(1,797)	$(52,602)	1,078	$20,821

Total Net Decrease	(89,575)	$(3,662,364)	(392,446)	$(7,653,814)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustments or additional disclosure in the financial statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders BlackRock S&P 500 Index V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock S&P 500 Index V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	23

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶  BlackRock Total Return V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock Total Return V.I. Fund

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund underperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•

The most significant detractor from performance relative to the benchmark was the Fund’s stance with respect to overall portfolio duration (and corresponding interest rate sensitivity), together with positioning along the yield curve. An allocation to Treasury Inflation Protected Securities also hindered relative performance, as inflation expectations were undermined during the period by a sharp decline in oil prices and slowing China growth.

•

Positive performance for the year was driven by allocations to U.S. securitized assets including commercial mortgage-backed securities, asset-backed securities and non-agency residential mortgage-backed securities. In addition, within U.S. investment grade corporates an overweight position in financials and an underweight position in industrials added to relative return.

Describe recent portfolio activity.

•

Throughout the year, the Fund’s overall duration and interest rate sensitivity were tactically managed, with duration modestly underweight for much of the 12 months. Additionally, the Fund was modestly underweight in U.S. investment grade credit given the sector’s low all-in yields. However, this allocation was increased in May as global yields rose, with a focus on longer-maturity bonds within the industrials sector. Exposure to high yield corporates was tactically traded during the period, and was modestly increased entering the fourth quarter. The Fund maintained an overweight position in securitized assets based on their relative value versus other sectors that trade at a yield spread versus U.S. Treasuries. However, the Fund’s allocation to securitized assets was trimmed on increasing macro volatility and diminishing relative value versus other spread sectors.

•

The Fund held derivatives (i.e., financial futures contracts, options and forward foreign currency exchange contracts) during the period as a part of its investment strategy. Derivatives are used by the investment advisor as a means to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the use of derivatives had a negative impact on the Fund’s performance.

Describe portfolio positioning at period end.

•

The Fund was defensively positioned with a bias toward higher quality. The Fund was underweight in duration and had below benchmark exposure to the shorter end of the U.S. yield curve. Within investment grade credit, the Fund had a cautious tilt toward financials, while exposure to high yield corporate bonds was modest. The Fund remained overweight in securitized assets and municipal bonds. With respect to emerging markets, the Fund was positioned to take advantage of income opportunities created by the significant moves in currency and country valuations seen in 2015.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	38%
Corporate Bonds	25
U.S. Treasury Obligations	18
Asset-Backed Securities	8
Non-Agency Mortgage-Backed Securities	7
Foreign Government Obligations	2
Taxable Municipal Bonds	1
Preferred Securities	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocations[1]	Percent of Total Investments[2]
AAA/Aaa[3]	61%
AA/Aa	6
A	12
BBB/Baa	13
BB/Ba	2
B	1
CCC/Caa	1
CC/Ca	1
N/R	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities and options purchased.

[3]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be as AAA/ Aaa.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock Total Return V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses. The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]

Under normal circumstances, the Fund invests at least 80%, and typically invests 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred stocks, government obligations and money market securities.

[3]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2015

				Average Annual Total Returns
	Standardized 30-Day Yields[5]	Unsubsidized 30-Day Yields[5]	6-Month Total Returns[6]	1 Year[6]	5 Years[6]		10 Years[6]
Class I4	2.05%	2.04%	0.13%	0.26%	3.95%		4.08%
Class III[4]	1.74	1.74	(0.03)	(0.08)	3.66	[7]	3.80	[7]
Barclays U.S. Aggregate Bond Index	—	—	0.65	0.55	3.25		4.51

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

[5]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[6]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

[7]

The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares, as adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[10]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[8]	Expenses Paid During the Period[9]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[8]	Ending Account Value December 31, 2015	Expenses Paid During the Period[9]
Class I	$1,000.00	$1,001.30	$3.73	$3.43	$1,000.00	$1,021.48	$3.77	$1,021.78	$3.47
Class III	$1,000.00	$999.70	$5.29	$4.89	$1,000.00	$1,019.91	$5.35	$1,020.32	$4.94

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.74% for Class I and 1.05% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.68% for Class I and 0.97% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[10]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock Total Return V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and distribution rates than it would in a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Total Return V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1AR, Class BR, 2.64%, 9/20/23 (a)(b)	USD	250	$248,712
ACE Securities Corp. Home Equity Loan Trust, Series 2003-OP1, Class A2, 1.14%, 12/25/33 (b)		122	100,515
ALM V Ltd., Series 2012-5A, Class A2R, 2.47%, 10/18/27 (a)(b)		250	246,375
ALM XIV Ltd., Series 2014-14A, Class A1, 1.75%, 7/28/26 (a)(b)		1,000	990,158
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class B, 2.37%, 4/15/27 (a)(b)		250	243,425
Anchorage Capital CLO Ltd., Series 2013-1A, Class A2A, 2.04%, 7/13/25 (a)(b)		250	242,607
Apidos CLO XII, Series 2013-12A, Class A, 1.42%, 4/15/25 (a)(b)		500	491,000
Apidos CLO XV, Series 2013-15A, Class A1, 1.67%, 10/20/25 (a)(b)		500	494,771
AVANT Loans Funding Trust, Series 2015-A, Class A, 4.00%, 8/16/21 (a)		184	181,922
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)		98	95,671
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		100	99,507
Babson CLO Ltd., Series 2013-IA, Class A, 1.42%, 4/20/25 (a)(b)		250	244,843
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 1.72%, 10/22/25 (a)(b)		250	246,806
Bayview Financial Revolving Asset Trust, Series 2004-B, Class A1, 1.42%, 5/28/39 (a)(b)		174	126,196
Bayview Opportunity Master Fund IIIA Trust, Series 2014-16RP, Class A, 3.84%, 11/28/29 (a)(c)		61	60,163
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		40	20,803
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		37	19,945
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		64	36,231
Bear Stearns Asset-Backed Securities I Trust:
Series 2006-HE10, Class 22A, 0.56%, 12/25/36 (b)		87	66,654
Series 2007-FS1, Class 1A3, 0.59%, 5/25/35 (b)		88	72,054
Series 2007-HE2, Class 23A, 0.56%, 3/25/37 (b)		75	57,506
BlueMountain CLO Ltd., Series 2013-2A, Class A, 1.52%, 1/22/25 (a)(b)		250	245,710
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class A, 1.68%, 1/20/25 (a)(b)		300	298,732
Carrington Mortgage Loan Trust, Series 2007-RFC1, Class A4, 0.64%, 12/25/36 (b)		100	56,483

Asset-Backed Securities		Par (000)	Value
Carrington Mortgage Loan Trust Series:
Series 2006-NC2, Class A3, 0.57%, 6/25/36 (b)	USD	500	$420,219
Series 2007-HE1, Class A2, 0.57%, 6/25/37 (b)		748	680,420
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		88	87,610
CIFC Funding Ltd.:
Series 2011-1AR, Class A1R, 1.59%, 1/19/23 (a)(b)		103	102,689
Series 2014-2A, Class A1L, 1.86%, 5/24/26 (a)(b)		250	247,020
Citigroup Mortgage Loan Trust, Series 2006-NC1, Class A2D, 0.67%, 8/25/36 (b)		100	73,593
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3, Class A3, 0.67%, 6/25/37 (b)		30	24,692
Colony American Homes, Series 2015-1A, Class A, 1.55%, 7/17/32 (a)(b)		100	97,569
Conseco Finance Securitizations Corp., Series 2000-4, Class A6, 8.31%, 5/01/32 (b)		158	98,794
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 1.04%, 9/25/33 (b)		127	117,487
Series 2004-5, Class A, 1.32%, 10/25/34 (b)		143	140,115
Series 2006-S10, Class A3, 0.74%, 10/25/36 (b)		84	66,283
Series 2006-SPS1, Class A, 0.64%, 12/25/25 (b)		4	13,962
Credit-Based Asset Servicing & Securitization LLC, Series 2006-SL1, Class A2, 5.56%, 9/25/36 (a)(c)		99	28,658
CT CDO IV Ltd., Series 2006-4A, Class A1, 0.71%, 10/20/43 (a)(b)		31	30,333
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35		21	20,666
Series 2006-S5, Class A5, 6.16%, 6/25/35		18	16,069
Series 2007-S1, Class A3, 5.81%, 11/25/36 (b)		124	122,177
CWHEQ Revolving Home Equity Loan Resecuritization Trust, Series 2006-RES, Class 4Q1B, 0.50%, 12/15/33 (a)(b)		42	35,695
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 0.51%, 5/15/35 (b)		55	45,911
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		223	220,288
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A, 1.70%, 1/15/25 (a)(b)		260	258,472

Portfolio Abbreviations
AGM	Assurance Guaranty Municipal Corp.	COP	Colombian Peso	MXIBTIIE	Mexican Equilibrium Interbank Interest Rate
AMBAC	AMBAC Assurance Corp.	EUR	Euro	OTC	Over-the-counter
AUD	Australian Dollar	GO	General Obligation	PLN	Polish Zloty
BRL	Brazilian Real	IDR	Indonesian Rupiah	RB	Revenue Bonds
BZDIOVER	Overnight Brazil CETIP Interbank Rate	JPY	Japanese Yen	RUB	Russian Ruble
CDO	Collateralized Debt Obligation	KRW	South Korean Won	TBA	To-be-announced
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	USD	U.S. Dollar
CNY	Chinese Yuan	MXN	Mexican Peso

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Asset-Backed Securities		Par (000)	Value
Flatiron CLO Ltd., Series 2011-1A, Class A, 1.87%, 1/15/23 (a)(b)	USD	330	$330,247
Galaxy XX CLO Ltd., Series 2015-20A, Class A, 1.73%, 7/20/27 (a)(b)		250	246,126
GFT Mortgage Loan Trust, Series 2015-GFT2, Class A, 4.36%, 9/25/18 (a)(c)		223	221,600
GMACM Home Equity Loan Trust, Series 2006-HE4, Class A2, 0.40%, 12/25/36 (b)		214	187,737
GSAMP Trust, Series 2007-H1, Class A1B, 0.62%, 1/25/47 (b)		37	24,002
GT Loan Financing I Ltd., Series 2013-1A, Class A, 1.59%, 10/28/24 (a)(b)		250	244,925
Highbridge Loan Management Ltd., Series 2012-1AR, Class A2R, 2.53%, 9/20/22 (a)(b)		250	249,906
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.37%, 7/25/36 (c)		101	44,587
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 0.69%, 4/15/36 (b)		42	36,814
ING Investment Management CLO Ltd., Series 2013-2A, Class A1, 1.45%, 4/25/25 (a)(b)		250	245,289
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.35%, 6/17/31 (a)(b)		100	97,856
Series 2015-SFR3, Class A, 1.65%, 8/17/32 (a)(b)		99	97,503
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)		327	195,572
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 3/15/28 (b)		90	96,115
Series 2001-B, Class M2, 7.17%, 4/15/40 (b)		283	194,164
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 3.50%, 10/01/27 (a)		138	137,724
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A3, 0.58%, 11/25/36 (b)		107	44,569
Series 2006-10, Class 2A4, 0.64%, 11/25/36 (b)		42	17,701
Series 2006-2, Class 2A3, 0.61%, 3/25/46 (b)		96	38,544
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.02%, 12/25/34 (b)		155	139,626
Navient Private Education Loan Trust:
Series 2014-CTA, Class B, 2.08%, 10/17/44 (a)(b)		200	189,697
Series 2015-AA, Class A3, 2.03%, 11/15/30 (a)(b)		103	99,694
NextGear Floorplan Master Owner Trust, Series 2015-1A, Class B, 2.08%, 7/15/19 (a)(b)		100	100,039
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 1.74%, 1/18/24 (a)(b)		260	257,427
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A4, 6.93%, 9/15/31 (b)		18	15,273
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.44%, 7/17/25 (a)(b)		260	253,656
OHA Loan Funding Ltd., Series 2013-2A, Class A, 1.65%, 8/23/24 (a)(b)		225	223,349
OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		198	197,317

Asset-Backed Securities		Par (000)	Value
Option One Mortgage Acceptance Corp. Asset Back Certificates, Series 2003-4, Class A2, 1.06%, 7/25/33 (b)	USD	231	$216,044
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.47%, 7/22/25 (a)(b)		390	383,175
OZLM Funding Ltd., Series 2012-2A, Class A1, 1.80%, 10/30/23 (a)(b)		360	359,160
Progress Residential Trust, Series 2015-SFR3, Class D, 4.67%, 11/12/20 (a)		100	99,450
RASC Trust, Series 2003-KS5, Class AIIB, 1.00%, 7/25/33 (b)		86	76,551
RCO Mortgage LLC, Series 2015-NQM1, Class A, 3.50%, 6/25/23 (a)(b)		80	79,936
RMAT LLC, Series 2015-RPL1, Class A1, 3.97%, 5/26/20 (a)(c)		95	94,213
Santander Drive Auto Receivables Trust:
Series 2014-S1, Class R, 1.42%, 8/16/18 (a)		3	2,567
Series 2014-S2, Class R, 1.43%, 11/16/18 (a)		13	12,779
Series 2014-S3, Class R, 1.43%, 2/19/19 (a)		13	13,418
Series 2014-S4, Class R, 1.43%, 4/16/19 (a)		17	17,488
Series 2014-S5, Class R, 1.43%, 6/18/19 (a)		15	15,219
Series 2014-S6, Class R, 1.43%, 12/17/19 (a)		8	7,878
SASCO Mortgage Loan Trust, Series 2005-GEL2, Class A, 0.70%, 4/25/35 (b)		11	10,599
Scholar Funding Trust, Series 2011-A, Class A, 1.22%, 10/28/43 (a)(b)		138	131,677
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3D, 0.63%, 10/25/36 (b)		100	57,589
SLM Private Credit Student Loan Trust:
Series 2004-B, Class A2, 0.71%, 6/15/21 (b)		119	117,439
Series 2004-B, Class A3, 0.84%, 3/15/24 (b)		50	47,184
Series 2006-C, Class A4, 0.68%, 3/15/23 (b)		55	54,340
SLM Private Education Loan Trust:
Series 2011-B, Class A3, 2.58%, 6/16/42 (a)(b)		100	103,350
Series 2012-A, Class A1, 1.73%, 8/15/25 (a)(b)		279	279,610
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		385	396,882
Series 2012-C, Class A2, 3.31%, 10/15/46 (a)		500	506,300
SMB Private Education Loan Trust:
Series 2014-A, Class A1, 0.83%, 9/15/21 (a)(b)		124	123,041
Series 2015-B, Class A3, 2.08%, 5/17/32 (a)(b)		560	547,562
Series 2015-B, Class B, 3.50%, 12/17/40 (a)		100	91,715
SoFi Professional Loan Program LLC, Series 2015-B, Class A2, 2.51%, 9/27/32 (a)		87	85,563
SpringCastle America Funding LLC, Series 2014-AA, Class B, 4.61%, 10/25/27 (a)		142	142,270
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.72%, 1/25/35 (b)		222	205,267
Sunset Mortgage Loan Co. LLC, Series 2014-NPL2, Class A, 3.72%, 11/16/44 (a)(c)		54	53,471

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Asset-Backed Securities		Par (000)	Value
SWAY Residential Trust, Series 2014-1, Class A, 1.65%, 1/17/20 (a)(b)	USD	193	$189,603
Symphony CLO XII Ltd., Series 2013-12A, Class A, 1.59%, 10/15/25 (a)(b)		255	250,415
Symphony CLO XV Ltd., Series 2014-15A, Class B1, 2.52%, 10/17/26 (a)(b)		250	247,879
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.57%, 5/17/32 (a)(b)		100	97,943
U.S. Residential Opportunity Fund Trust, Series 2015-1III, Class A, 3.72%, 1/27/35 (a)		150	149,060
Venture XIX CLO Ltd., Series 2014-19A, Class A, 1.92%, 1/15/26 (a)(b)		250	248,369
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 0.55%, 7/25/37 (a)(b)		147	131,464
WVUE, Series 2015-1A, Class A, 4.50%, 9/25/20 (a)(c)		87	86,426
Total Asset-Backed Securities — 8.0%			17,895,466

Corporate Bonds
Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (a)		39	38,901
3.85%, 12/15/25 (a)		25	24,749
4.75%, 10/07/44 (a)		8	7,786
Boeing Co.:
2.20%, 10/30/22		11	10,618
2.60%, 10/30/25		16	15,487
Lockheed Martin Corp.:
3.10%, 1/15/23		16	15,989
3.55%, 1/15/26		44	44,155
3.60%, 3/01/35		68	60,810
4.50%, 5/15/36		18	18,223
4.07%, 12/15/42		44	40,719
4.70%, 5/15/46		50	51,219
Northrop Grumman Corp., 3.85%, 4/15/45		38	34,146
Raytheon Co., 3.15%, 12/15/24		21	21,042
United Technologies Corp.:
1.78%, 5/04/18 (c)	USD	284	281,133
4.15%, 5/15/45		58	55,417

			720,394
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34		123	126,360
3.90%, 2/01/35		27	24,578
4.10%, 2/01/45		88	78,416
4.75%, 11/15/45		54	53,501

			282,855
Airlines — 0.2%
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		69	65,723
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		263	253,391
Southwest Airlines Co.:
2.75%, 11/06/19		33	33,256
2.65%, 11/05/20		81	80,588
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)		42	40,338
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		18	18,067

			491,363

Corporate Bonds		Par (000)	Value
Auto Components — 0.1%
BorgWarner, Inc., 3.38%, 3/15/25	USD	67	$63,251
Delphi Automotive PLC, 4.25%, 1/15/26		100	100,446
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		37	37,185
4.88%, 3/15/19		50	49,550
6.00%, 8/01/20		60	60,504

			310,936
Automobiles — 0.1%
Daimler Finance North America LLC, 2.45%, 5/18/20 (a)		150	147,120
Banks — 3.6%
Bank of America Corp.:
2.25%, 4/21/20		761	742,633
3.30%, 1/11/23		202	198,834
4.00%, 1/22/25		175	171,312
3.95%, 4/21/25		252	245,390
3.88%, 8/01/25		469	476,095
4.88%, 4/01/44		22	22,780
Bank of Nova Scotia:
1.30%, 7/21/17		507	505,410
2.80%, 7/21/21		489	491,688
Barclays PLC:
2.75%, 11/08/19		200	199,269
2.88%, 6/08/20		200	199,580
3.65%, 3/16/25		210	201,815
BB&T Corp., 2.45%, 1/15/20		96	96,643
Citigroup, Inc.:
1.80%, 2/05/18		142	141,456
2.50%, 9/26/18		191	192,659
2.50%, 7/29/19		273	272,589
3.50%, 5/15/23		114	112,087
3.88%, 3/26/25		135	131,394
3.30%, 4/27/25		160	157,135
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 4.38%, 8/04/25		250	254,263
HSBC Bank Brasil SA - Banco Multiplo, 4.00%, 5/11/16 (a)		700	701,750
HSBC USA, Inc.:
2.35%, 3/05/20		447	441,804
2.75%, 8/07/20		150	150,015
JPMorgan Chase & Co.:
1.35%, 2/15/17		225	224,547
2.20%, 10/22/19		71	70,425
2.75%, 6/23/20		42	42,187
2.55%, 10/29/20		205	203,280
3.88%, 9/10/24		261	259,628
3.90%, 7/15/25		196	201,982
4.25%, 10/01/27		95	94,773
U.S. Bancorp, 2.95%, 7/15/22		190	188,906
Wells Fargo & Co.:
2.60%, 7/22/20		152	151,611
2.55%, 12/07/20		95	94,533
3.55%, 9/29/25		175	176,574
3.90%, 5/01/45		130	119,873
4.90%, 11/17/45		51	51,455

			7,986,375
Beverages — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		35	30,072
Coca-Cola Co., 2.88%, 10/27/25		243	239,562
Molson Coors Brewing Co., 5.00%, 5/01/42		25	24,075

			293,709

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Biotechnology — 0.4%
Amgen, Inc.:
2.13%, 5/01/20	USD	107	$105,541
5.65%, 6/15/42		101	109,290
4.40%, 5/01/45		88	81,534
Biogen, Inc.:
2.90%, 9/15/20		44	43,884
3.63%, 9/15/22		76	76,842
4.05%, 9/15/25		63	63,286
5.20%, 9/15/45		50	50,019
Celgene Corp.:
2.25%, 5/15/19		81	80,288
3.25%, 8/15/22		82	81,350
Gilead Sciences, Inc.:
2.35%, 2/01/20		20	20,013
3.65%, 3/01/26		74	74,627
4.60%, 9/01/35		27	27,454
4.50%, 2/01/45		55	53,799
4.75%, 3/01/46		21	21,253

			889,180
Building Products — 0.1%
Building Materials Corp. of America, 6.00%, 10/15/25 (a)		224	228,480
Capital Markets — 1.6%
Bank of New York Mellon Corp.:
2.10%, 1/15/19		176	176,818
3.00%, 2/24/25		162	159,310
Credit Suisse AG, 3.00%, 10/29/21		259	257,969
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20 (a)		250	247,630
Deutsche Bank AG, 1.88%, 2/13/18		126	124,929
Goldman Sachs Group, Inc.:
3.63%, 2/07/16		98	98,248
2.63%, 1/31/19		263	264,880
2.60%, 4/23/20		138	136,952
2.75%, 9/15/20		65	64,957
3.50%, 1/23/25		73	71,745
3.75%, 5/22/25		728	732,854
4.25%, 10/21/25		32	31,755
4.80%, 7/08/44		45	44,739
4.75%, 10/21/45		98	97,351
Jefferies Group LLC, 6.50%, 1/20/43		30	27,739
Morgan Stanley:
2.80%, 6/16/20		239	239,760
3.75%, 2/25/23		105	107,548
3.70%, 10/23/24		126	126,606
4.00%, 7/23/25		478	492,232
4.30%, 1/27/45		137	130,713

			3,634,735
Chemicals — 0.2%
Agrium, Inc., 4.13%, 3/15/35		46	39,130
CF Industries, Inc.:
3.45%, 6/01/23		60	55,846
5.38%, 3/15/44		92	80,014
Dow Chemical Co.:
4.38%, 11/15/42		23	20,031
4.63%, 10/01/44		39	35,254
Eastman Chemical Co., 4.80%, 9/01/42		59	54,169
Ecolab, Inc., 2.25%, 1/12/20		64	63,632
Huntsman International LLC, 5.13%, 11/15/22 (a)		70	63,000
Monsanto Co., 3.60%, 7/15/42		56	40,519
Sherwin-Williams Co., 4.00%, 12/15/42		20	18,893

			470,488

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies — 0.2%
Aviation Capital Group Corp., 2.88%, 9/17/18 (a)	USD	160	$159,082
Republic Services, Inc., 3.20%, 3/15/25		121	116,487
Waste Management, Inc.:
3.13%, 3/01/25		47	45,741
3.90%, 3/01/35		56	52,146

			373,456
Communications Equipment — 0.1%
Harris Corp.:
2.70%, 4/27/20		28	27,470
4.85%, 4/27/35		100	98,396
5.05%, 4/27/45		40	39,167
Juniper Networks, Inc., 3.30%, 6/15/20		63	62,726

			227,759
Consumer Finance — 1.9%
Ally Financial, Inc.:
4.13%, 2/13/22		130	128,700
5.13%, 9/30/24		135	138,206
American Express Credit Corp.:
1.13%, 6/05/17		334	332,460
2.25%, 8/15/19		177	177,031
Capital One Financial Corp.:
4.75%, 7/15/21		5	5,416
4.20%, 10/29/25		107	105,647
Capital One N.A., 2.95%, 7/23/21		263	260,333
Discover Bank, 3.10%, 6/04/20		250	250,567
Discover Financial Services, 3.75%, 3/04/25		64	61,460
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		690	679,372
2.15%, 1/09/18		200	199,260
4.25%, 9/20/22		200	204,607
General Motors Financial Co., Inc.:
2.75%, 5/15/16		139	139,406
2.63%, 7/10/17		480	481,464
4.75%, 8/15/17		230	238,381
3.10%, 1/15/19		41	40,940
3.70%, 11/24/20		117	117,316
3.45%, 4/10/22		88	84,415
4.00%, 1/15/25		151	143,262
Synchrony Financial:
2.60%, 1/15/19		94	93,662
2.70%, 2/03/20		48	47,080
4.50%, 7/23/25		105	104,751
Toyota Motor Credit Corp., 2.75%, 5/17/21		159	160,716

			4,194,452
Containers & Packaging — 0.1%
Reynolds Group Issuer, Inc., 6.88%, 2/15/21		260	267,800
Diversified Financial Services — 0.8%
BP Capital Markets PLC, 2.24%, 5/10/19		459	459,609
General Electric Capital Corp.:
3.15%, 9/07/22		153	156,593
3.10%, 1/09/23		201	204,017
Intercontinental Exchange, Inc.:
2.75%, 12/01/20		58	57,986
3.75%, 12/01/25		37	37,102
Moody’s Corp., 4.50%, 9/01/22		54	57,230
Shell International Finance BV:
2.13%, 5/11/20		455	447,613
4.13%, 5/11/35		200	190,905
3.63%, 8/21/42		44	36,713
Woodside Finance Ltd., 3.65%, 3/05/25 (a)		31	27,457

			1,675,225

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services — 1.2%
AT&T Inc.:
2.38%, 11/27/18	USD	69	$69,470
2.30%, 3/11/19		91	90,956
2.45%, 6/30/20		184	181,208
3.88%, 8/15/21		123	126,896
3.00%, 6/30/22		423	412,856
3.40%, 5/15/25		217	208,557
4.30%, 12/15/42		104	88,868
4.75%, 5/15/46		45	41,202
Intelsat Jackson Holdings SA, 5.50%, 8/01/23		70	54,950
Level 3 Financing, Inc., 5.38%, 8/15/22		210	213,150
Verizon Communications, Inc.:
2.63%, 2/21/20		231	231,803
3.45%, 3/15/21		212	216,895
5.05%, 3/15/34		55	54,797
4.40%, 11/01/34		224	206,669
3.85%, 11/01/42		350	286,085
4.86%, 8/21/46		128	121,181

			2,605,543
Electric Utilities — 0.9%
Alabama Power Co., 2.80%, 4/01/25		21	20,263
Commonwealth Edison Co., 4.70%, 1/15/44		91	95,719
Duke Energy Carolinas LLC:
4.25%, 12/15/41		180	179,415
3.75%, 6/01/45		53	49,086
Duke Energy Corp.:
3.05%, 8/15/22		6	5,916
3.75%, 4/15/24		75	75,990
4.80%, 12/15/45		75	75,772
Duke Energy Florida LLC, 3.85%, 11/15/42		53	49,588
Entergy Arkansas, Inc., 3.70%, 6/01/24		172	175,426
Exelon Corp., 2.85%, 6/15/20		161	160,120
Florida Power & Light Co., 3.80%, 12/15/42		44	41,665
Georgia Power Co., 3.00%, 4/15/16		153	153,849
PacifiCorp:
3.60%, 4/01/24		284	293,481
3.35%, 7/01/25		251	253,038
Progress Energy, Inc., 4.88%, 12/01/19		16	17,155
Public Service Co. of Colorado, 2.50%, 3/15/23		103	100,350
Puget Sound Energy, Inc., 4.30%, 5/20/45		79	80,016
Southern California Edison Co., 1.25%, 11/01/17		47	46,743
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		161	161,012

			2,034,604
Electrical Equipment — 0.0%
Rockwell Automation, Inc., 2.88%, 3/01/25		78	76,069
Electronic Equipment, Instruments & Components — 0.0%
CDW LLC/CDW Finance Corp., 5.00%, 9/01/23		70	71,050
Energy Equipment & Services — 0.1%
Ensco PLC, 5.75%, 10/01/44		17	11,206
Schlumberger Holdings Corp., 3.00%, 12/21/20 (a)		164	161,881
Transocean, Inc., 6.80%, 3/15/38		16	8,620

			181,707
Food & Staples Retailing — 0.2%
CVS Health Corp.:
4.00%, 12/05/23		76	78,981
4.88%, 7/20/35		240	247,798
5.30%, 12/05/43		27	29,000

Corporate Bonds		Par (000)	Value
Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc., 4.80%, 11/18/44	USD	60	$54,275
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		58	57,199
4.00%, 4/11/43		35	33,988

			501,241
Food Products — 0.0%
Kraft Foods Group, Inc., 6.88%, 1/26/39		28	33,186
Health Care Equipment & Supplies — 0.8%
Abbott Laboratories, 2.55%, 3/15/22		205	203,724
Becton Dickinson and Co.:
1.45%, 5/15/17		96	95,594
1.80%, 12/15/17		34	33,951
2.68%, 12/15/19		130	130,708
3.13%, 11/08/21		59	59,496
4.69%, 12/15/44		30	30,267
Boston Scientific Corp.:
2.65%, 10/01/18		82	82,431
2.85%, 5/15/20		100	99,479
3.85%, 5/15/25		109	107,250
Medtronic, Inc.:
2.50%, 3/15/20		67	67,475
3.13%, 3/15/22		63	63,638
3.63%, 3/15/24		345	353,375
4.63%, 3/15/44		120	122,122
4.63%, 3/15/45		63	64,982
St. Jude Medical, Inc.:
2.80%, 9/15/20		75	75,028
3.88%, 9/15/25		25	25,233
Stryker Corp., 3.38%, 11/01/25		35	34,546
Zimmer Biomet Holdings, Inc.:
3.55%, 4/01/25		41	39,841
4.25%, 8/15/35		89	82,971

			1,772,111
Health Care Providers & Services — 1.1%
Aetna, Inc.:
4.50%, 5/15/42		88	86,448
4.13%, 11/07/42		32	29,942
AmerisourceBergen Corp.:
1.15%, 5/15/17		109	108,220
3.25%, 3/01/25		21	20,332
4.25%, 3/01/45		21	19,302
Anthem, Inc.:
1.88%, 1/15/18		276	274,803
2.30%, 7/15/18		457	456,138
Series A, 3.70%, 8/15/21		161	164,549
3.30%, 1/15/23		172	167,153
4.65%, 8/15/44		50	47,655
Baylor Scott & White Holdings, 4.19%, 11/15/45		40	37,828
Catholic Health Initiatives, 4.35%, 11/01/42		30	28,059
Cigna Corp., 3.25%, 4/15/25		181	177,609
Dignity Health, 5.27%, 11/01/64		90	92,329
Express Scripts Holding Co.:
1.25%, 6/02/17		79	78,473
3.90%, 2/15/22		63	64,712
HCA, Inc., 5.25%, 4/15/25		135	136,013
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		63	62,197
Ochsner Clinic Foundation, 5.90%, 5/15/45		35	37,601
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		35	36,158

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.:
2.70%, 7/15/20	USD	46	$46,482
2.88%, 12/15/21		85	86,179
3.35%, 7/15/22		45	46,028
4.63%, 7/15/35		16	16,610
3.95%, 10/15/42		133	123,791

			2,444,611
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
2.75%, 12/09/20		34	33,977
3.70%, 1/30/26		32	31,974
4.70%, 12/09/35		25	24,907
4.60%, 5/26/45		25	24,054
4.88%, 12/09/45		27	27,164

			142,076
Household Durables — 0.1%
Newell Rubbermaid, Inc., 2.88%, 12/01/19		164	158,207
Household Products — 0.1%
Kimberly-Clark Corp.:
1.90%, 5/22/19		185	184,229
2.65%, 3/01/25		35	33,785

			218,014
Industrial Conglomerates — 0.2%
Eaton Corp., 2.75%, 11/02/22		137	132,567
General Electric Co., 4.50%, 3/11/44		305	313,885

			446,452
Insurance — 1.3%
Aflac, Inc., 3.63%, 6/15/23		53	54,869
Allstate Corp., 3.15%, 6/15/23		43	42,967
American International Group, Inc.:
3.38%, 8/15/20		87	89,450
3.75%, 7/10/25		72	71,356
3.88%, 1/15/35		59	52,040
4.50%, 7/16/44		87	80,454
4.38%, 1/15/55		47	40,386
Aon PLC, 4.75%, 5/15/45		40	39,543
Lincoln National Corp., 3.35%, 3/09/25		31	29,889
Loews Corp., 2.63%, 5/15/23		53	50,501
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26		18	18,024
MassMutual Global Funding II, 2.35%, 4/09/19 (a)		200	201,016
MetLife, Inc., 4.05%, 3/01/45		143	132,703
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		920	919,649
2.30%, 4/10/19 (a)		210	210,050
Prudential Financial, Inc.:
4.50%, 11/15/20		392	420,693
4.60%, 5/15/44		153	152,243
Travelers Cos., Inc., 4.60%, 8/01/43		120	126,101
XLIT Ltd., 2.30%, 12/15/18		85	85,015

			2,816,949
Internet & Catalog Retail — 0.1%
Amazon.com, Inc., 2.60%, 12/05/19		129	131,023
IT Services — 0.7%
Fidelity National Information Services, Inc., 3.63%, 10/15/20		12	12,156
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18 (a)		470	469,738
3.60%, 10/15/20 (a)		228	228,523
International Business Machines Corp., 2.88%, 11/09/22		145	143,896

Corporate Bonds		Par (000)	Value
IT Services (continued)
MasterCard, Inc., 3.38%, 4/01/24	USD	120	$122,633
Visa, Inc.:
2.80%, 12/14/22		198	198,818
3.15%, 12/14/25		159	159,197
4.15%, 12/14/35		53	53,508
4.30%, 12/14/45		71	72,034

			1,460,503
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific, Inc.:
3.30%, 2/15/22		76	75,813
3.65%, 12/15/25		31	30,825

			106,638
Machinery — 0.1%
Caterpillar, Inc., 4.75%, 5/15/64		119	114,628
Ingersoll-Rand Luxembourg Finance SA:
2.63%, 5/01/20		52	51,237
4.65%, 11/01/44		16	15,313
John Deere Capital Corp., 3.35%, 6/12/24		142	144,295

			325,473
Media — 1.6%
21st Century Fox America, Inc.:
3.70%, 9/15/24		48	48,396
3.70%, 10/15/25 (a)		25	24,938
4.75%, 9/15/44		37	35,589
4.95%, 10/15/45 (a)		12	11,818
Altice Luxembourg SA, 7.63%, 2/15/25 (a)		200	172,500
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)		200	200,500
CBS Corp., 2.30%, 8/15/19		96	94,934
CCO Safari II LLC:
3.58%, 7/23/20 (a)		118	117,293
4.46%, 7/23/22 (a)		336	334,827
6.38%, 10/23/35 (a)		99	100,023
CCOH Safari LLC, 5.75%, 2/15/26 (a)		45	45,113
Comcast Corp.:
3.38%, 8/15/25		279	282,452
4.25%, 1/15/33		35	34,392
4.40%, 8/15/35		139	139,828
4.60%, 8/15/45		45	45,564
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.:
4.60%, 2/15/21		451	477,686
6.38%, 3/01/41		43	46,153
Discovery Communications LLC:
3.45%, 3/15/25		59	53,412
4.88%, 4/01/43		29	23,870
DISH DBS Corp., 5.00%, 3/15/23		70	60,725
Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		62	62,090
3.75%, 2/15/23		55	52,921
NBCUniversal Media LLC, 4.45%, 1/15/43		76	74,461
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		65	63,935
Time Warner Cable, Inc.:
5.00%, 2/01/20		58	61,397
4.13%, 2/15/21		160	163,372
4.00%, 9/01/21		22	22,214
5.50%, 9/01/41		63	56,930
4.50%, 9/15/42		9	7,063
Time Warner, Inc.:
2.10%, 6/01/19		260	258,569
3.60%, 7/15/25		105	102,215
4.65%, 6/01/44		121	111,000

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Media (continued)
Viacom, Inc.:
2.75%, 12/15/19	USD	19	$18,743
4.50%, 3/01/21		69	71,233

			3,476,156
Metals & Mining — 0.2%
Freeport-McMoRan, Inc.:
4.00%, 11/14/21		107	64,200
5.40%, 11/14/34		62	32,860
Newmont Mining Corp., 3.50%, 3/15/22		84	74,870
Novelis, Inc., 8.75%, 12/15/20		310	284,425
Nucor Corp., 5.20%, 8/01/43		40	36,301

			492,656
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34		59	49,312
Target Corp.:
3.50%, 7/01/24		28	29,055
4.00%, 7/01/42		76	74,205

			152,572
Multi-Utilities — 0.6%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20		50	49,534
3.50%, 2/01/25		50	49,582
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		44	45,392
CMS Energy Corp., 3.88%, 3/01/24		198	200,996
Consumers Energy Co., 3.95%, 5/15/43		44	42,585
Dominion Resources, Inc.:
1.95%, 8/15/16		161	161,406
2.50%, 12/01/19		171	170,368
DTE Electric Co., 3.95%, 6/15/42		53	50,736
DTE Energy Co.:
2.40%, 12/01/19		40	39,830
3.50%, 6/01/24		104	104,115
NiSource Finance Corp., 3.85%, 2/15/23		86	87,670
Pacific Gas & Electric Co.:
4.75%, 2/15/44		51	52,996
4.30%, 3/15/45		44	43,406
PG&E Corp., 2.40%, 3/01/19		71	70,849
Sempra Energy, 2.88%, 10/01/22		44	42,578
Virginia Electric & Power Co.:
3.45%, 2/15/24		50	51,045
4.45%, 2/15/44		44	45,255
4.20%, 5/15/45		88	87,382

			1,395,725
Oil, Gas & Consumable Fuels — 2.0%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		40	42,741
4.50%, 7/15/44		55	42,107
California Resources Corp.:
8.00%, 12/15/22		42	22,103
6.00%, 11/15/24		17	5,185
Chevron Corp.:
2.19%, 11/15/19		35	34,984
1.96%, 3/03/20		288	283,806
CONSOL Energy, Inc., 5.88%, 4/15/22		70	43,400
Continental Resources, Inc.:
3.80%, 6/01/24		55	38,743
4.90%, 6/01/44		63	37,987
Devon Energy Corp., 5.60%, 7/15/41		57	43,082

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Energy Transfer Partners LP:
4.15%, 10/01/20	USD	75	$69,187
4.65%, 6/01/21		93	87,313
4.90%, 3/15/35		60	43,627
6.63%, 10/15/36		31	26,845
5.15%, 2/01/43		54	38,604
Enterprise Products Operating LLC:
3.90%, 2/15/24		57	53,181
3.70%, 2/15/26		150	134,550
4.45%, 2/15/43		150	114,434
EOG Resources, Inc., 2.45%, 4/01/20		343	339,291
Exxon Mobil Corp., 1.82%, 3/15/19		529	529,383
Halcon Resources Corp., 8.63%, 2/01/20 (a)		70	48,300
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		674	603,147
5.63%, 9/01/41		15	11,366
4.70%, 11/01/42		89	62,625
Kinder Morgan, Inc., 3.05%, 12/01/19		33	30,542
Laredo Petroleum, Inc., 7.38%, 5/01/22		15	13,800
Marathon Petroleum Corp., 4.75%, 9/15/44		40	32,696
MEG Energy Corp.:
6.50%, 3/15/21 (a)		16	11,200
7.00%, 3/31/24 (a)		140	99,400
Peabody Energy Corp., 6.00%, 11/15/18		25	4,625
Phillips 66, 4.88%, 11/15/44		43	38,363
Plains All American Pipeline LP/PAA Finance Corp.:
2.85%, 1/31/23		272	224,362
5.15%, 6/01/42		41	29,747
4.90%, 2/15/45		48	34,521
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22		150	132,882
Sabine Pass Liquefaction LLC, 5.63%, 2/01/21		300	276,000
Spectra Energy Partners LP, 3.50%, 3/15/25		83	72,600
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23		103	86,936
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		48	47,810
2.50%, 8/01/22		44	40,395
4.63%, 3/01/34		119	112,511
Valero Energy Corp., 3.65%, 3/15/25		241	227,317
Western Gas Partners LP, 4.00%, 7/01/22		59	52,186
Williams Partners LP:
4.00%, 11/15/21		138	115,102
4.50%, 11/15/23		19	15,379
4.90%, 1/15/45		122	77,671

			4,532,036
Paper & Forest Products — 0.1%
International Paper Co.:
3.65%, 6/15/24		59	57,705
4.80%, 6/15/44		66	60,042

			117,747
Pharmaceuticals — 1.5%
AbbVie, Inc.:
2.50%, 5/14/20		439	434,586
2.90%, 11/06/22		106	102,548
4.50%, 5/14/35		71	69,551
4.40%, 11/06/42		102	95,260
Actavis Funding SCS:
2.35%, 3/12/18		354	354,369
3.00%, 3/12/20		988	987,215
AstraZeneca PLC:
3.38%, 11/16/25		145	143,950
4.38%, 11/16/45		42	42,085

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
Bristol-Myers Squibb Co., 4.50%, 3/01/44	USD	62	$67,023
Eli Lilly & Co., 3.70%, 3/01/45		42	39,288
Endo Finance LLC/Endo Finco, Inc., 5.88%, 1/15/23 (a)		70	68,600
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		69	69,536
Mylan, Inc., 3.13%, 1/15/23 (a)		60	55,055
Novartis Capital Corp.:
4.40%, 4/24/20		125	136,892
3.00%, 11/20/25		60	59,162
4.00%, 11/20/45		40	39,179
Pfizer, Inc.:
4.30%, 6/15/43		58	58,044
4.40%, 5/15/44		43	43,669
Roche Holdings, Inc.:
2.88%, 9/29/21 (a)		200	202,645
3.00%, 11/10/25 (a)		200	197,585
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		47	47,664
Valeant Pharmaceuticals International, Inc., 6.13%, 4/15/25 (a)		112	99,960
Zoetis, Inc., 3.25%, 2/01/23		42	40,104

			3,453,970
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 3.45%, 9/15/21		77	77,377
AvalonBay Communities, Inc., 3.50%, 11/15/25		13	12,875
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, 10/15/23		70	59,150
ERP Operating LP, 3.38%, 6/01/25		53	52,408
Omega Healthcare Investors, Inc., 4.50%, 4/01/27		38	35,780
Prologis LP, 3.75%, 11/01/25		22	21,823
Simon Property Group LP:
3.38%, 10/01/24		87	87,823
4.25%, 10/01/44		53	52,770
Ventas Realty LP, 3.75%, 5/01/24		111	108,772

			508,778
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC:
3.45%, 9/15/21		35	35,772
3.00%, 3/15/23		61	60,114
4.15%, 4/01/45		28	25,377
4.70%, 9/01/45		35	34,924
CSX Corp.:
3.35%, 11/01/25		39	37,878
4.10%, 3/15/44		42	38,050
Norfolk Southern Corp., 4.45%, 6/15/45		55	51,825
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (a)		133	129,141
Ryder System, Inc., 2.45%, 9/03/19		75	73,885
Union Pacific Corp.:
3.38%, 2/01/35		27	24,385
4.05%, 11/15/45		9	8,708
4.38%, 11/15/49		45	41,714
3.88%, 2/01/55		144	126,981
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		110	109,822

			798,576
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc.:
3.90%, 12/15/25		20	20,191
5.30%, 12/15/45		20	20,605

Corporate Bonds		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
Applied Materials, Inc.:
2.63%, 10/01/20	USD	62	$61,929
3.90%, 10/01/25		51	51,275

			154,000
Software — 0.6%
First Data Corp.:
8.75%, 1/15/22 (a)		94	98,216
5.00%, 1/15/24 (a)		20	19,900
5.75%, 1/15/24 (a)		43	42,355
Microsoft Corp.:
3.13%, 11/03/25		170	170,902
3.50%, 2/12/35		142	131,243
4.45%, 11/03/45		10	10,312
Oracle Corp.:
2.80%, 7/08/21		594	601,666
3.25%, 5/15/30		151	141,808
4.38%, 5/15/55		60	54,890

			1,271,292
Specialty Retail — 0.1%
Home Depot, Inc.:
3.35%, 9/15/25		21	21,459
5.40%, 9/15/40		28	32,628
4.40%, 3/15/45		40	41,342
Lowe’s Cos., Inc.:
3.38%, 9/15/25		22	22,336
4.25%, 9/15/44		63	62,702
4.38%, 9/15/45		17	17,472
QVC, Inc.:
3.13%, 4/01/19		42	41,453
5.13%, 7/02/22		80	79,745

			319,137
Technology Hardware, Storage & Peripherals — 0.4%
Apple Inc.:
2.10%, 5/06/19		481	486,624
2.00%, 5/06/20		307	306,682
3.45%, 2/09/45		39	33,577
HP, Inc., 3.75%, 12/01/20		16	15,876

			842,759
Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc., 3.88%, 11/01/45		61	58,865
Tobacco — 0.3%
Altria Group, Inc.:
2.63%, 1/14/20		64	64,119
2.85%, 8/09/22		46	44,845
4.25%, 8/09/42		34	31,196
Philip Morris International, Inc.:
1.13%, 8/21/17		224	223,676
4.13%, 3/04/43		48	45,372
4.88%, 11/15/43		105	111,010
Reynolds American, Inc.:
2.30%, 6/12/18		60	60,377
3.25%, 6/12/20		46	46,750
3.25%, 11/01/22		79	78,113
3.75%, 5/20/23		21	20,952
4.75%, 11/01/42		48	45,815

			772,225
Trading Companies & Distributors — 0.1%
GATX Corp., 2.60%, 3/30/20		59	57,400
HD Supply, Inc., 5.25%, 12/15/21 (a)		70	71,400

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Corporate Bonds		Par (000)	Value
Trading Companies & Distributors (continued)
United Rentals North America, Inc., 7.63%, 4/15/22	USD	35	$37,405

			166,205
Wireless Telecommunication Services — 0.6%
America Movil SAB de CV, 2.38%, 9/08/16		385	386,412
Orange SA, 5.50%, 2/06/44		55	58,393
Rogers Communications, Inc.:
3.63%, 12/15/25		25	24,590
5.00%, 3/15/44		22	22,149
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		460	484,150
Sprint Corp., 7.88%, 9/15/23		135	101,385
T-Mobile USA, Inc.:
6.63%, 4/28/21		55	57,063
6.73%, 4/28/22		50	52,125
6.84%, 4/28/23		15	15,525
Vodafone Group PLC, 2.50%, 9/26/22		61	56,505

			1,258,297
Total Corporate Bonds — 25.8%			57,490,780

Foreign Agency Obligations
Norway — 0.1%
Statoil ASA, 2.90%, 11/08/20		280	284,579

Foreign Government Obligations
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24		205	195,263
Germany — 0.3%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	670	771,485
Indonesia — 0.0%
Republic of Indonesia, 8.38%, 3/15/34	IDR	921,000	62,564
Mexico — 0.6%
United Mexican States:
4.75%, 6/14/18	MXN	2,995	174,581
4.00%, 10/02/23	USD	950	962,350
8.00%, 12/07/23	MXN	4,000	259,772

			1,396,703
Peru — 0.1%
Republic of Peru, 7.35%, 7/21/25	USD	100	125,375
Poland — 0.2%
Republic of Poland:
3.25%, 7/25/25		492	129,001
2.50%, 7/25/26		893	214,304

			343,305
Russia — 0.0%
Russian Federation, 7.00%, 8/16/23		940	11,129
Slovenia — 0.1%
Republic of Slovenia, 4.13%, 2/18/19 (a)		200	210,250
Turkey — 0.2%
Republic of Turkey, 5.75%, 3/22/24		530	559,956
Total Foreign Government Obligations — 1.6%			3,676,030

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations — 2.1%
Adjustable Rate Mortgage Trust, Series 2005-12, Class 4A1, 3.47%, 3/25/36 (b)	USD	58	$42,881
Ajax Mortgage Loan Trust, Series 2015-C, Class A, 3.88%, 3/25/57 (a)(c)		282	275,304
American Home Mortgage Assets Trust:
Series 2006-3, Class 2A11, 1.20%, 10/25/46 (b)		100	70,740
Series 2006-5, Class A1, 1.18%, 11/25/46 (b)		47	23,835
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45 (a)(b)		100	99,824
Bear Stearns Mortgage Funding Trust:
Series 2007-AR2, Class A1, 0.59%, 3/25/37 (b)		240	194,503
Series 2007-AR3, Class 1A1, 0.56%, 3/25/37 (b)		26	20,947
Series 2007-AR4, Class 1A1, 0.62%, 9/25/47 (b)		109	87,227
COLT LLC, Series 2015-1, Class A1V, 3.20%, 12/26/45 (a)(b)		99	98,577
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.72%, 1/25/36 (b)		33	26,744
Series 2005-80CB, Class 4A1, 6.00%, 2/25/36		54	45,026
Series 2006-15CB, Class A1, 6.50%, 6/25/36		17	13,496
Series 2006-OA10, Class 4A1, 0.61%, 8/25/46 (b)		382	291,381
Series 2006-OA14, Class 1A1, 1.99%, 11/25/46 (b)		158	133,052
Series 2006-OA6, Class 1A2, 0.63%, 7/25/46 (b)		78	64,849
Series 2006-OA8, Class 1A1, 0.61%, 7/25/46 (b)		24	19,859
Series 2007-22, Class 2A16, 6.50%, 9/25/37		871	679,331
Series 2007-OA3, Class 1A1, 0.36%, 4/25/47 (b)		39	32,369
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 1.22%, 4/25/46 (b)		223	123,422
Series 2006-OA5, Class 2A1, 0.62%, 4/25/46 (b)		476	385,686
Credit Suisse Mortgage Capital Certificates:
Series 2013-5R, Class 1A6, 0.46%, 2/27/36 (a)(b)		45	35,100
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(b)		96	92,309
Series 2015-10R, Class 4A1, 4.75%, 7/27/37 (a)(b)		77	76,793
Series 2015-5R, Class 3A1, 4.75%, 1/29/37 (a)		39	38,235
Series 2015-6R, Class 5A1, 0.38%, 1/27/37 (a)(b)		38	34,071
Series 2015-6R, Class 5A2, 0.40%, 10/27/36 (a)(b)		60	25,999
Series 2015-8R, Class 5A1, 4.75%, 8/27/37 (a)(b)		39	38,496
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.57%, 12/25/36 (b)		187	151,586
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.26%, 3/25/36 (b)		14	11,234

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
GSMSC Resecuritization Trust, Series 2015-5R, Class 1C, 0.36%, 4/26/37 (a)(b)	USD	100	$63,000
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.22%, 11/25/34 (b)		110	108,516
LSTAR Securities Investment Trust:
Series 2014-1, Class Note, 3.34%, 9/01/21 (a)(b)		283	281,587
Series 2015-10, Class A1, 2.24%, 11/02/20 (a)(b)		98	96,235
Series 2015-10, Class A2, 3.74%, 11/02/20 (a)(b)		110	106,717
Series 2015-3, Class A, 2.24%, 3/01/20 (a)(b)		93	91,303
MASTR Resecuritization Trust, Series 2008-3, Class A1, 0.63%, 8/25/37 (a)(b)		60	42,940
Morgan Stanley Resecuritization Trust:
Series 2014-R5, Class B1, 0.36%, 11/26/33 (a)(b)		199	178,945
Series 2014-R8, Class 3B1, 0.99%, 6/26/47 (a)(b)		95	86,774
RALI Trust:
Series 2006-QO2, Class A1, 0.64%, 2/25/46 (b)		292	124,538
Series 2007-QH1, Class A1, 0.58%, 2/25/37 (b)		42	34,094
Series 2007-QH6, Class A1, 0.61%, 7/25/37 (b)		68	53,931
Series 2007-QH9, Class A1, 1.53%, 11/25/37 (b)		70	44,151
RBSSP Resecuritization Trust, Series 2012-2, Class 1A6, 0.35%, 5/26/47 (a)(b)		66	63,357
Structured Asset Mortgage Investments II Trust:
Series 2006-AR1, Class 3A1, 0.65%, 2/25/36 (b)		38	29,522
Series 2006-AR4, Class 3A1, 0.61%, 6/25/36 (b)		71	56,062

			4,694,548
Commercial Mortgage-Backed Securities — 4.4%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class A4, 5.45%, 1/15/49		149	153,293
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		25	25,600
Series 2007-3, Class A1A, 5.56%, 6/10/49 (b)		250	258,708
Series 2007-3, Class A4, 5.56%, 6/10/49 (b)		536	551,267
Series 2007-3, Class AJ, 5.56%, 6/10/49 (b)		40	40,528
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		85	88,426
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (a)		100	97,596
Bayview Commercial Asset Trust, Series 2006-3A, Class A2, 0.72%, 10/25/36 (a)(b)		35	28,406
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		171	175,820
Series 2007-PW16, Class AM, 5.72%, 6/11/40 (b)		41	42,678
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.77%, 7/05/33 (a)(b)		100	100,010
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL, 3.91%, 5/15/29 (a)(b)		100	93,342

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.73%, 12/15/27 (a)(b)	USD	460	$457,115
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class A, 1.08%, 6/15/33 (a)(b)		184	182,087
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (b)		127	134,753
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.77%, 5/15/46 (b)		158	165,857
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 0.98%, 12/10/49 (a)(b)		90	85,966
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		110	113,184
Series 2012-LTRT, Class A2, 3.40%, 10/05/30 (a)		180	179,993
Series 2013-GAM, Class A2, 3.37%, 2/10/28 (a)		130	130,987
Series 2014-FL5, Class D, 4.33%, 10/15/31 (a)(b)		100	96,531
Series 2014-KYO, Class F, 3.80%, 6/11/27 (a)(b)		130	128,644
Series 2015-LC19, Class D, 2.87%, 3/12/48 (a)		60	44,646
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		130	135,046
Core Industrial Trust, Series 2015-TEXW, Class A, 3.08%, 2/10/34 (a)		100	99,183
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3, 6.07%, 2/15/41 (b)		80	84,170
Credit Suisse Mortgage Capital Certificates:
Series 2010-RR2, Class 2A, 5.95%, 9/15/39 (a)(b)		293	303,945
Series 2015-DEAL, Class D, 3.43%, 4/15/29 (a)(b)		100	98,724
Series 2015-GLPB, Class A, 3.64%, 11/15/34 (a)		100	102,640
CSAIL Commercial Mortgage Trust:
Series 2015-C1, Class D, 3.80%, 4/17/50 (a)(b)		450	353,800
Series 2015-C3, Class D, 3.36%, 8/15/25 (b)		250	180,747
Del Coronado Trust, Series 2013-HDMZ, Class M, 5.33%, 3/15/18 (a)(b)		180	179,676
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.71%, 6/17/49 (a)(b)		165	170,405
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		82	82,034
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.55%, 9/10/35 (a)(b)		100	101,090
Extended Stay America Trust, Series 2013-ESH7, Class A27, 2.96%, 12/05/31 (a)		180	180,159
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class AFL1, 1.63%, 12/15/16 (a)(b)		100	99,658
Series 2015-NRF, Class FFX, 3.38%, 12/15/19 (a)(b)		60	55,364
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27 (a)(b)		360	343,856
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (a)(b)		290	289,886

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class D, 4.56%, 9/15/47 (a)(b)	USD	100	$79,050
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Class AM, 5.59%, 5/12/45		102	103,295
Series 2007-CB20, Class AJ, 6.08%, 2/12/51 (b)		10	10,162
Series 2007-LDPX, Class AM, 5.46%, 1/15/49 (b)		385	392,184
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		70	71,478
Series 2014-FL6, Class A, 1.73%, 11/15/31 (a)(b)		105	104,407
Series 2015-CSMO, Class D, 3.63%, 1/15/32 (a)(b)		100	99,286
Series 2015-JP1, Class C, 4.90%, 1/15/49 (b)		20	19,008
Series 2015-JP1, Class D, 4.40%, 1/15/49 (b)		50	41,727
Series 2015-SGP, Class A, 2.03%, 7/15/19 (a)(b)		100	99,627
Series 2015-UES, Class E, 3.62%, 9/05/32 (a)(b)		100	93,563
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class AJ, 5.48%, 2/15/40		40	40,402
Lone Star Portfolio Trust, Series 2015-LSP, Class A1A2, 2.13%, 9/15/28 (a)(b)		100	99,981
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 5.84%, 6/12/50 (b)		108	110,822
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4, 5.74%, 6/12/50 (b)		91	94,448
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.49%, 2/12/44 (b)		25	24,379
Series 2007-HQ12, Class AM, 5.72%, 4/12/49 (b)		95	98,437
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		120	123,175
Series 2007-IQ15, Class AM, 5.92%, 6/11/49 (b)		405	424,147
Morgan Stanley Re-REMIC Trust:
Series 2011-IO, Class C, 0.00%, 3/23/51 (a)(d)		37	35,998
Series 2012-IO, Class AXB2, 1.00%, 3/27/51 (a)		23	22,511
Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		86	85,098
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.95%, 2/16/51 (a)(b)		697	708,037
SCG Trust, Series 2013-SRP1, Class AJ, 2.28%, 11/15/26 (a)(b)		120	119,275
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		85	84,302
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		100	90,540
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		12	12,146
Series 2006-C29, Class AM, 5.34%, 11/15/48		30	30,619
Series 2007-C33, Class AJ, 5.95%, 2/15/51 (b)		43	43,824

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 2/15/48	USD	30	$26,832
Series 2015-C31, Class D, 3.85%, 11/15/48		20	14,696
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.75%, 8/20/21 (a)		33	33,455

			9,672,731
Interest Only Commercial Mortgage-Backed Securities — 0.5%
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XA, 1.12%, 8/10/35 (a)(b)		1,030	84,728
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		3,475	165,453
Commercial Mortgage Pass-Through Certificates:
Series 2013-LC6, Class XA, 1.74%, 1/10/46 (b)		1,950	133,962
Series 2014-CR14, Class XA, 0.87%, 2/10/47 (b)		1,244	50,024
Series 2015-3BP, Class XA, 0.06%, 2/10/35 (a)(b)		1,916	15,213
Series 2015-CR23, Class XA, 1.01%, 5/10/48 (b)		618	38,270
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPA, Class XA, 0.40%, 11/15/37 (a)(b)		1,000	23,738
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.62%, 2/10/46 (b)		2,504	208,182
Hilton USA Trust, Series 2013-HLT, Class X1FX, 0.09%, 11/05/30 (a)(b)		2,340	23
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class XA, 1.11%, 8/15/47 (b)		990	67,825
Series 2014-C23, Class XA, 0.88%, 9/15/47 (b)		1,727	75,190
Series 2015-C28, Class XA, 1.21%, 10/15/48 (b)		997	69,151
Series 2015-C33, Class XA, 1.06%, 12/15/48 (b)		430	31,588
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XA, 1.16%, 12/15/47 (b)		613	39,696
Series 2015-C25, Class XA, 1.16%, 10/15/48 (b)		270	21,363
Series 2015-C26, Class XD, 1.35%, 11/15/48 (a)(b)		120	13,099
WF-RBS Commercial Mortgage Trust:
Series 2014-C24, Class XA, 0.98%, 11/15/47 (b)		820	49,827
Series 2014-LC14, Class XA, 1.43%, 3/15/47 (b)		980	70,402

			1,157,734
Total Non-Agency Mortgage-Backed Securities — 7.0%			15,525,013

Other Interests (e)	Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (f)(g)		185	19
Lehman Brothers Holdings, Inc. (f)(g)		1,025	103
Total Other Interests — 0.0%			122

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Preferred Securities		Par (000)	Value
Capital Trusts
Banks — 0.3%
Bank of America Corp., Series AA, 6.10% (b)(h)		60	60,825
Citigroup, Inc.:
5.90% (b)(h)		45	44,213
Series P, 5.95% (b)(h)		65	62,563
Series Q, 5.95% (b)(h)		155	154,516
Series R, 6.13% (b)(h)		116	118,320
JPMorgan Chase & Co., Series Z, 5.30% (b)(h)		105	104,606

			545,043
Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series M, 5.38% (b)(h)		117	116,269
State Street Capital Trust IV, 1.51%, 6/01/77 (b)		40	32,700

			148,969
Consumer Finance — 0.0%
Capital One Financial Corp., Series E, 5.55% (b)(h)		84	83,580
Insurance — 0.0%
MetLife, Inc., Series C, 5.25% (b)(h)		43	43,753
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(h)		200	212,000
Total Capital Trusts — 0.5%			1,033,345

Preferred Stocks		Shares
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25%		10,000	35,000
Freddie Mac, Series Z, 8.38%		10,000	34,000

			69,000
Total Preferred Stocks — 0.0%			69,000

Trust Preferreds
Banks — 0.2%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)		13,971	363,106
Consumer Finance — 0.1%
GMAC Capital Trust I, 8.13%, 2/15/40 (b)		13,000	329,680
Total Trust Preferreds — 0.3%			692,786
Total Preferred Securities — 0.8%			1,795,131

Taxable Municipal Bonds		Par (000)
Arizona Health Facilities Authority RB, 1.03%, 1/01/37 (b)	USD	65	$58,757
Bay Area Toll Authority RB:
6.92%, 4/01/40		65	85,619
7.04%, 4/01/50		45	61,928
California State Public Works Board RB, 8.36%, 10/01/34		35	49,432
City of Charleston, SC Waterworks & Sewer System Revenue RB, 5.00%, 1/01/45		30	34,985
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		30	31,095
City Public Service Board of San Antonio, TX RB, 5.81%, 2/01/41		45	56,078

Taxable Municipal Bonds		Par (000)	Value
Clark County School District GO:
5.00%, 6/15/26	USD	35	$43,140
5.00%, 6/15/27		35	42,694
5.00%, 6/15/28		35	42,453
Contra Costa Community College District GO,
6.50%, 8/01/34		35	43,453
County of Miami-Dade, FL Aviation Revenue RB,
5.00%, 10/01/38		60	67,694
County of Sacramento, CA Airport System Revenue RB, AGM, 5.25%, 7/01/39		25	26,921
Delaware Transportation Authority RB, 5.00%, 6/01/55		30	33,839
Golden State Tobacco Securitization Corp. RB, 5.00%, 6/01/40		25	28,655
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		15	14,915
Los Angeles Community College District GO,
6.60%, 8/01/42		55	75,194
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		30	40,919
Los Angeles Unified School District GO, 6.76%, 7/01/34		60	79,051
Massachusetts Development Finance Agency RB:
5.00%, 7/01/44		95	104,099
5.00%, 8/15/45		15	16,995
Metropolitan Pier & Exposition Authority RB, 5.00%, 6/15/52		30	31,050
Metropolitan St. Louis Sewer District RB, 5.00%, 5/01/45		50	58,575
Metropolitan Transportation Authority RB:
6.67%, 11/15/39		55	72,093
6.69%, 11/15/40		30	39,264
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 7.46%, 10/01/46		30	40,342
Miami-Dade County Educational Facilities
Authority RB, 5.07%, 4/01/50		30	31,286
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		40	47,640
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		60	85,282
New York City Transitional Finance Authority Building Aid Revenue RB, 5.00%, 7/15/36		25	29,189
New York City Water & Sewer System RB:
5.75%, 6/15/41		35	44,201
5.38%, 6/15/43		200	232,806
5.50%, 6/15/43		240	281,150
5.88%, 6/15/44		40	51,664
New York State Dormitory Authority RB, 5.39%, 3/15/40		30	35,654
New York State Thruway Authority RB, 5.00%, 1/01/31		25	29,721
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		75	101,058
Pennsylvania Economic Development Financing Authority RB, 5.00%, 12/31/38		35	38,260
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		80	86,415
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		75	96,295
Salt River Project Agricultural Improvement & Power District RB, 5.00%, 12/01/45		50	58,239
State of California GO:
7.50%, 4/01/34		60	84,009
4.99%, 4/01/39		40	40,879
7.55%, 4/01/39		265	385,223
State of Connecticut GO, 5.00%, 11/15/32		35	41,468

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Taxable Municipal Bonds		Par (000)	Value
State of Illinois GO, 5.10%, 6/01/33	USD	220	$208,131
State of Washington GO, 5.00%, 7/01/28		35	42,485
University of California RB, 4.86%, 5/15/12		20	19,132
Utility Debt Securitization Authority RB:
5.00%, 12/15/36		50	59,980
5.00%, 12/15/37		35	41,851
Wisconsin Department of Transportation RB, 5.00%, 7/01/31		40	47,988
Total Taxable Municipal Bonds — 1.6%			3,499,246

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.2%
Fannie Mae:
Series 2013-C01, Class M2, 5.67%, 10/25/23 (b)		220	227,991
Series 2014-C01, Class M2, 4.82%, 1/25/24 (b)		90	89,341

			317,332
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac, Series K050, Class A2, 3.33%, 8/25/25		80	81,851
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2013-M5, Class X2, 2.33%, 1/25/22 (b)		547	52,138
Series 2014-M13, Class X2, 0.14%, 2/25/24 (b)		3,753	42,047
Freddie Mac:
Series K049, Class X1, 0.62%, 8/25/25		242	11,231
Series K721, Class X1, 0.46%, 8/25/22		360	7,008
Ginnie Mae, Series 2012-120, Class IO, 0.91%, 2/16/53 (b)		1,014	64,590

			177,014
Mortgage-Backed Securities — 39.6%
Fannie Mae Mortgage-Backed Securities:
2.35%, 8/01/38 (b)		138	145,440
2.50%, 4/01/30-1/01/31 (i)		2,168	2,186,672
2.96%, 3/01/41 (b)		38	40,220
3.00%, 11/01/26-1/01/46 (i)		8,795	8,945,112
3.13%, 3/01/41 (b)		74	79,291
3.15%, 12/01/40 (b)		103	107,601
3.35%, 6/01/41 (b)		87	91,497
3.50%, 7/01/26-1/01/46 (b)(i)		14,250	14,777,342
4.00%, 2/01/25-1/01/46 (i)		7,607	8,080,238
4.50%, 2/01/25-1/01/46 (i)		7,543	8,150,842
5.00%, 9/01/33-1/01/46 (i)		1,500	1,653,448
5.50%, 2/01/35-1/01/46 (i)		1,214	1,360,169
6.00%, 2/01/17-1/01/46 (i)		1,039	1,178,715
6.50%, 5/01/40		329	375,607
Freddie Mac Mortgage-Backed Securities:
2.38%, 4/01/38 (b)		174	184,100
2.50%, 3/01/30-1/01/31 (i)		1,084	1,094,370
2.99%, 2/01/41 (b)		98	104,526
3.00%, 5/01/27-8/01/43		3,093	3,120,892
3.50%, 4/01/42-1/01/46 (i)		9,940	10,246,286
4.00%, 8/01/40-1/01/46 (i)		5,022	5,307,985
4.50%, 2/01/39-1/01/46 (i)		1,731	1,869,828
5.00%, 8/01/40-1/01/46 (i)		1,794	1,961,173
5.50%, 6/01/41-1/01/46 (i)		293	324,927

U.S. Government Sponsored Agency Securities		Par (000)	Value
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/20/45-1/15/46 (i)	USD	3,048	$3,092,340
3.50%, 12/15/42-1/15/46 (i)		5,170	5,395,531
4.00%, 9/20/40-1/15/46 (i)		2,722	2,893,359
4.50%, 12/20/39-1/15/46 (i)		2,362	2,560,039
5.00%, 12/15/38-1/15/46 (i)		2,221	2,428,619
5.50%, 1/15/46 (i)		500	555,486

			88,311,655
Total U.S. Government Sponsored Agency Securities — 39.9%			88,887,852

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.88%, 8/15/45		4,719	4,582,756
3.00%, 11/15/45		1,189	1,185,424
U.S. Treasury Inflation Indexed Notes:
0.25%, 1/15/25		5,550	5,296,206
0.38%, 7/15/25		1,103	1,067,966
U.S. Treasury Notes:
0.75%, 10/31/17		1,570	1,561,660
0.88%, 10/15/18		5,950	5,884,455
1.25%, 11/15/18		2,100	2,096,720
1.50%, 10/31/19		710	707,781
1.38%, 9/30/20		332	326,268
1.63%, 11/30/20		7,905	7,858,025
1.88%, 10/31/22		4,130	4,077,731
2.13%, 5/15/25		6,622	6,535,603
2.25%, 11/15/25		1,892	1,888,086
Total U.S. Treasury Obligations — 19.3%			43,068,681
Total Long-Term Investments (Cost — $234,141,048) — 104.1%			232,122,900

Short-Term Securities
Borrowed Bond Agreements — 4.8% (j)
BNP Paribas Securities Corp., 0.47%, Open (k) (Purchased on 7/09/15 to be repurchased at $6,587,437, collateralized by U.S. Treasury Notes, 2.13% due at 5/15/25, par and fair value of USD 6,622,000 and $6,535,603, respectively)		6,572	6,572,335
Credit Suisse Securities (USA) LLC, (0.12)%, Open (k) (Purchased on 12/21/15 to be repurchased at $255,753, collateralized by U.S. Treasury Notes, 1.38% due at 10/31/20, par and fair value of USD 259,000 and $254,427, respectively)		256	255,763
Deutsche Bank Securities, Inc., 0.35%, 1/06/16 (Purchased on 12/30/15 to be repurchased at $49,690, collateralized by U.S. Treasury Bonds, 3.00% due at 5/15/45, par and fair value of USD 50,000 and $49,771, respectively)		50	49,688
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.30%, 1/04/16 (Purchased on 12/30/15 to be repurchased at $3,741,662, collateralized by U.S. Treasury Notes, 2.00% due at 8/15/25, par and fair value of USD 3,813,000 and $3,717,824, respectively)		3,742	3,741,506

			10,619,292

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Short-Term Securities		Shares	Value
Money Market Fund — 8.4%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (l)(m)		18,757,657	$18,757,657
Total Short-Term Securities (Cost — $29,376,949) — 13.2%			29,376,949

Options Purchased
(Cost — $28,090) — 0.0%			18,141
Total Investments Before Borrowed Bonds and TBA Sale Commitments (Cost — $263,546,087) — 117.3%			261,517,990

Borrowed Bonds		Par (000)
U.S. Treasury Obligations — (4.7)%
U.S. Treasury Bonds, 3.00%, 5/15/45	USD	50	(49,771)
U.S. Treasury Notes,
1.38%, 10/31/20		259	(254,427)
2.13%, 5/15/25		6,622	(6,535,603)
2.00%, 8/15/25		3,813	(3,717,824)
Total Borrowed Bonds (Proceeds — $10,599,811) — (4.7)%			(10,557,625)

TBA Sale Commitments (i)	Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/31	2,053	(2,114,884)
3.50%, 1/01/31-1/01/46	11,075	(11,435,638)
4.00%, 1/01/31-1/01/46	2,423	(2,554,641)
4.50%, 1/01/46	4,024	(4,344,761)
5.00%, 1/01/46	1,400	(1,540,524)
5.50%, 1/01/46	500	(557,135)
6.50%, 1/01/46	100	(114,514)
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/31-1/01/46	620	(631,665)
3.50%, 1/01/46	6,503	(6,688,182)
4.00%, 1/01/46	978	(1,033,146)
4.50%, 1/01/46	45	(48,476)
5.00%, 1/01/46	700	(764,611)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/15/46	200	(208,074)
4.00%, 1/15/46	128	(135,780)
4.50%, 1/15/46	100	(107,750)
Total TBA Sale Commitments (Proceeds — $32,268,890) — (14.5)%		(32,279,781)

Total Investments Net of Borrowed Bonds and TBA Sale
Commitments — 98.1%		218,680,584
Other Assets Less Liabilities — 1.9%		4,208,873

Net Assets — 100.0%		$222,889,457

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Zero-coupon bond.

(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Perpetual security with no stated maturity date.

(i)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2015 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(1,548,590)	$ 2,098
BNP Paribas Securities Corp.	$503,316	$ (205)
Citigroup Global Markets, Inc.	$(1,433,386)	$ 684
Credit Suisse Securities (USA) LLC	$2,053,552	$ 223
Deutsche Bank Securities, Inc.	$1,016,453	$ 1,943
Goldman Sachs & Co.	$(2,630,730)	$(4,328)
J.P. Morgan Securities LLC	$(2,282,901)	$ 2,645
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,044,779	$(5,735)
Morgan Stanley & Co. LLC	$661,592	$ 2,271
Nomura Securities International, Inc.	$202,711	$ 492
RBC Capital Markets, LLC	$465,142	$ (50)
Wells Fargo Securities, LLC	$151,186	$ (173)

(j)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(k)	The amount to be repurchased assumes the maturity will be the day after the period end.

See Notes to Financial Statements.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

(i)	During the year ended December 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at December 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,225,706	17,531,951	18,757,657	$11,141	$423

(m)	Current yield as of period end.

•	For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(4)	Euro-Bund	March 2016	USD	686,482	$ (3,282)
29	U.S. Treasury Bonds (30 Year)	March 2016	USD	4,458,750	22,220
68	U.S. Treasury Notes (10 Year)	March 2016	USD	8,561,625	(25,140)
96	U.S. Treasury Notes (2 Year)	March 2016	USD	20,854,500	(36,011)
100	U.S. Treasury Notes (5 Year)	March 2016	USD	11,832,031	(24,217)
35	U.S. Ultra Treasury Bonds	March 2016	USD	5,554,063	17,111
(129)	Euro Dollar Futures	December 2017	USD	31,677,562	40,137
Total					$ (9,182)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	43,152	AUD	60,000	Goldman Sachs International	1/06/16	$ (557)
USD	108,834	EUR	100,000	The Bank of New York Mellon	1/06/16	142
USD	739,327	EUR	698,000	UBS AG	1/06/16	(19,343)
USD	299,003	MXN	4,967,000	Société Générale	1/06/16	10,931
USD	17,100	JPY	2,100,000	Goldman Sachs International	1/07/16	(374)
USD	67,436	IDR	958,262,654	HSBC Bank PLC	1/14/16	(1,833)
MXN	744,703	USD	43,362	State Street Bank and Trust Co.	1/15/16	(200)
PLN	607,830	USD	153,261	Standard Chartered Bank	1/15/16	1,637
PLN	1,018,040	USD	257,550	Standard Chartered Bank	1/15/16	1,884
USD	92,058	MXN	1,528,610	Morgan Stanley & Co. International PLC	1/15/16	3,463
USD	707,272	PLN	2,859,218	Citibank N.A.	1/15/16	(21,362)
USD	51,758	PLN	204,717	Goldman Sachs International	1/15/16	(412)
MXN	911,327	USD	53,524	State Street Bank and Trust Co.	1/20/16	(724)
USD	139,868	MXN	2,354,465	Royal Bank of Scotland PLC	1/20/16	3,458
MXN	1,148,571	USD	66,921	Citibank N.A.	1/26/16	(406)
RUB	2,070,805	USD	29,502	BNP Paribas S.A.	2/09/16	(1,444)
USD	42,968	RUB	3,016,066	BNP Paribas S.A.	2/09/16	2,103
MXN	746,096	USD	43,757	State Street Bank and Trust Co.	2/10/16	(597)
USD	137,150	MXN	2,327,239	Goldman Sachs International	2/10/16	2,524
Total						$(21,110)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	3/11/16	USD	98.38	222	$15,262

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.00%	Receive	3-month LIBOR	1/19/16	USD	4,716	$2,879

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
CDX.NA.HY Series 25 Version 1	5.00%	12/20/20	B+	USD	1,478	$(17,639)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	N/A	11/26/16	USD	535	$ 761
1.26%[1]	3-month LIBOR	1/12/16[2]	1/12/17	USD	7,141	(26,304)
2.13%[3]	3-month LIBOR	N/A	8/25/25	USD	60	253
2.27%[1]	3-month LIBOR	N/A	9/11/25	USD	91	(1,472)
Total						$(26,762)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	135	$3,288	$ 1,062	$ 2,226
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	135	3,798	1,603	2,195
Deutsche Bank AG	1.00%	Bank of America N.A.	12/20/20	EUR	340	(984)	(2,336)	1,352
Standard Chartered PLC	1.00%	Bank of America N.A.	12/20/20	EUR	360	6,426	6,940	(514)
HSBC Bank PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	300	(4,741)	(777)	(3,964)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	130	2,320	3,311	(991)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/20	EUR	100	1,785	2,656	(871)
HSBC Holdings PLC	1.00%	Citibank N.A.	12/20/20	EUR	420	(6,639)	(1,544)	(5,095)
HSBC Holdings PLC	1.00%	Citibank N.A.	12/20/20	EUR	240	(3,794)	(752)	(3,042)
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/20	EUR	350	6,247	3,937	2,310
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/20	EUR	230	4,106	6,470	(2,364)
Standard Chartered PLC	1.00%	Goldman Sachs International	12/20/20	EUR	180	3,213	2,042	1,171
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	360	(5,691)	(5,397)	(294)

See Notes to Financial Statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
HSBC Bank PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/20	EUR	340	(5,374)	(2,920)	(2,454)
Standard Chartered PLC	1.00%	Morgan Stanley Capital Services LLC	12/20/20	EUR	150	2,677	2,448	229
Standard Chartered PLC	1.00%	Morgan Stanley Capital Services LLC	12/20/20	EUR	50	893	1,354	(461)
Federation of Malaysia	1.00%	Bank of America N.A.	12/20/20	USD	32	1,222	1,742	(520)
Republic of South Africa	1.00%	Bank of America N.A.	12/20/20	USD	50	5,117	5,112	5
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/20	USD	30	1,130	1,522	(392)
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/20	USD	18	693	1,154	(461)
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	120	(4,399)	(4,201)	(198)
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/20	USD	105	10,745	10,778	(33)
Federation of Malaysia	1.00%	BNP Paribas S.A.	12/20/20	USD	30	1,135	1,701	(566)
Federation of Malaysia	1.00%	BNP Paribas S.A.	12/20/20	USD	19	700	1,181	(481)
Federation of Malaysia	1.00%	Citibank N.A.	12/20/20	USD	30	1,135	1,568	(433)
Federation of Malaysia	1.00%	Citibank N.A.	12/20/20	USD	30	1,135	1,606	(471)
Republic of the Philippines	1.00%	Citibank N.A.	12/20/20	USD	217	947	(84)	1,031
Australia and New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	12/20/20	USD	410	(3,818)	(3,232)	(586)
Australia and New Zealand Banking Group Ltd.	1.00%	Goldman Sachs International	12/20/20	USD	1,073	(9,986)	(5,985)	(4,001)
Federation of Malaysia	1.00%	HSBC Bank PLC	12/20/20	USD	30	1,135	1,645	(510)
Republic of South Africa	1.00%	HSBC Bank PLC	12/20/20	USD	56	5,730	5,449	281
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	119	(1,110)	(434)	(676)
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	108	(1,007)	(303)	(704)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	12/20/20	USD	55	5,628	5,690	(62)

Total						$23,662	$43,006	$(19,344)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BB+	USD	95	$(30,469)	$ (2,062)	$(28,407)
Transocean, Inc.	1.00%	Goldman Sachs International	6/20/19	BB+	USD	15	(4,811)	(325)	(4,486)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	30	(10,869)	(1,918)	(8,951)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	25	(9,058)	(1,546)	(7,512)
Transocean, Inc.	1.00%	Bank of America N.A.	12/20/19	BB+	USD	25	(9,058)	(1,509)	(7,549)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	135	(3,288)	(1,231)	(2,057)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	135	(3,797)	(1,396)	(2,401)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	62	(3,697)	(3,169)	(528)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	47	(2,773)	(2,437)	(336)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	29	(1,700)	(1,375)	(325)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	29	(1,700)	(1,355)	(345)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	29	(1,700)	(1,330)	(370)
Republic of Indonesia	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	26	(1,545)	(1,305)	(240)
Republic of Indonesia	1.00%	Citibank N.A.	12/20/20	BB+	USD	239	(14,182)	(11,862)	(2,320)
Republic of Indonesia	1.00%	Citibank N.A.	12/20/20	BB+	USD	61	(3,597)	(3,084)	(513)
Republic of Indonesia	1.00%	HSBC Bank PLC	12/20/20	BB+	USD	66	(3,935)	(3,373)	(562)
Russian Federation	1.00%	Barclays Bank PLC	12/20/20	BB+	USD	94	(8,655)	(7,803)	(852)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	12/20/20	BBB+	USD	4	(140)	(85)	(55)
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB-	USD	390	(5,632)	(35,964)	30,332

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	21

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB	USD	95	(1,919)	(13,235)	11,316
CMBX.NA Series 8 BBB-	3.00%	Barclays Bank PLC	10/17/57	BBB-	USD	40	(5,017)	(4,367)	(650)
CMBX.NA Series 8 BBB-	3.00%	Barclays Bank PLC	10/17/57	BBB-	USD	40	(5,016)	(4,256)	(760)
CMBX.NA Series 8 BBB-	3.00%	Credit Suisse International	10/17/57	NR	USD	20	(2,509)	(2,126)	(383)

Total							$(135,067)	$(107,113)	$(27,954)

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
11.36%[1]	1-day BZDIOVER	Credit Suisse International	1/04/16	BRL	898	$ (4,353)	$ —	$ (4,353)
11.26%[1]	1-day BZDIOVER	Deutsche Bank AG	1/04/16	BRL	216	(1,139)	—	(1,139)
12.14%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	1,860	5,042	—	5,042
11.59%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	965	(3,484)	—	(3,484)
12.13%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	840	2,302	—	2,302
11.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/16	BRL	553	(1,926)	—	(1,926)
5.72%[1]	Colombia Overnight Interbank Reference Rate	Goldman Sachs International	2/24/16	COP	1,297,701	279	—	279
5.70%[1]	Colombia Overnight Interbank Reference Rate	Credit Suisse International	2/25/16	COP	1,263,977	117	—	117
5.70%[1]	Colombia Overnight Interbank Reference Rate	Credit Suisse International	2/25/16	COP	1,132,524	104	—	104
5.70%[1]	Colombia Overnight Interbank Reference Rate	Credit Suisse International	2/25/16	COP	1,098,904	101	—	101
2.25%[1]	7-day China Fixing Repo Rates	Bank of America N.A.	5/22/17	CNY	1,428	112	(6)	118
2.12%[1]	7-day China Fixing Repo Rates	Deutsche Bank AG	7/09/17	CNY	720	(185)	—	(185)
1.92%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	205,250	1,123	503	620
1.69%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	205,250	(327)	—	(327)
2.26%[1]	7-day China Fixing Repo Rates	Deutsche Bank AG	11/12/17	CNY	1,620	294	—	294
4.34%[2]	28-day MXIBTIIE	Bank of America N.A.	12/15/17	MXN	876	29	4	25
4.35%[2]	28-day MXIBTIIE	Goldman Sachs International	12/15/17	MXN	9,716	265	43	222
4.33%[2]	28-day MXIBTIIE	Goldman Sachs International	12/15/17	MXN	8,529	377	37	340
4.30%[2]	28-day MXIBTIIE	Bank of America N.A.	12/18/17	MXN	7,542	789	10	779
4.30%[2]	28-day MXIBTIIE	Goldman Sachs International	12/18/17	MXN	5,614	586	7	579
4.32%[2]	28-day MXIBTIIE	UBS AG	12/18/17	MXN	5,023	412	7	405
4.55%[2]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	826	(44)	12	(56)
4.85%[2]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	716	(106)	2	(108)
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	13,426	—	13,426
11.41%[2]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	162	10,043	—	10,043
12.05%[1]	1-day BZDIOVER	Bank of America N.A.	1/04/21	BRL	87	(4,605)	—	(4,605)
11.84%[1]	1-day BZDIOVER	HSBC Bank PLC	1/04/21	BRL	58	(3,232)	—	(3,232)
11.72%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/04/21	BRL	16	(953)	—	(953)
3.30%[2]	3-month LIBOR	Morgan Stanley Capital Services LLC	5/06/21	USD	700	(59,269)	—	(59,269)
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	470	(38,292)	—	(38,292)

See Notes to Financial Statements.

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.16%[2]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	200	(2,721)	—	(2,721)
2.31%[2]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	200	(4,875)	—	(4,875)
5.84%[1]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	1,094	(1,884)	(5)	(1,879)
5.85%[1]	28-day MXIBTIIE	Deutsche Bank AG	11/14/24	MXN	476	(803)	(2)	(801)
5.73%[2]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	672	1,521	9	1,512
5.55%[1]	28-day MXIBTIIE	Bank of America N.A.	1/13/25	MXN	494	(1,503)	(2)	(1,501)
5.56%[1]	28-day MXIBTIIE	Goldman Sachs International	1/13/25	MXN	712	(2,153)	(3)	(2,150)
6.43%[1]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	541	291	(9)	300
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	271	30	(1)	31
6.37%[1]	28-day MXIBTIIE	Goldman Sachs International	6/18/25	MXN	900	206	(5)	211
6.33%[1]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	864	(4)	(4)	—
		Morgan Stanley Capital
6.32%[1]	28-day MXIBTIIE	Services LLC	7/17/25	MXN	1,733	(47)	(9)	(38)
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	915	78	4	74
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	915	78	4	74
6.31%[2]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	3,395	332	16	316
6.27%[1]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	122	(51)	(2)	(49)
6.30%[1]	28-day MXIBTIIE	Goldman Sachs International	12/05/25	MXN	2,267	(697)	(32)	(665)
6.27%[1]	28-day MXIBTIIE	Goldman Sachs International	12/05/25	MXN	2,073	(913)	(29)	(884)
6.20%[1]	28-day MXIBTIIE	Bank of America N.A.	12/08/25	MXN	1,827	(1,426)	(8)	(1,418)
6.18%[1]	28-day MXIBTIIE	Goldman Sachs International	12/08/25	MXN	1,382	(1,170)	(6)	(1,164)
6.20%[1]	28-day MXIBTIIE	UBS AG	12/08/25	MXN	1,253	(949)	(5)	(944)
Total						$(99,174)	$530	$(99,704)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

Transactions in Options Written for the Year Ended December 31, 2015

	Calls			Puts
	Notional (000)			Notional (000)
	KRW	USD	Premiums Received	USD	Premiums Received

Outstanding options, beginning of year	—	—	—	—	—
Options written	205,250	1,400	$17,023	6,000	$94,040
Options exercised	—	—	—	—	—
Options expired	(205,250)	—	(113)	—	—
Options closed	—	(1,400)	(16,910)	(6,000)	(94,040)

Outstanding options, end of year	—	—	—	—	—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$79,468	—	$79,468
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$26,142	—	—	26,142
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	18,141	—	18,141
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$123,419	—	—	37,972	—	161,391
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	1,014	—	1,014
Total		—	$123,419	—	$26,142	$136,595	—	$286,156

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	23

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$88,650	—	$88,650
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$47,252	—	—	47,252
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$234,824	—	—	137,146	—	371,970
Swaps — centrally cleared	Net unrealized depreciation[1]	—	17,639	—	—	27,776	—	45,415
Total		—	$252,463	—	$47,252	$253,572	—	$553,287

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$48,217	—	$48,217
Foreign currency transactions	—	—	—	$694,443	—	—	694,443
Interest rate floors	—	—	—	—	(31,652)	—	(31,652)
Options purchased[1]	—	—	—	—	(179,649)	—	(179,649)
Options written	—	—	—	—	33,209	—	33,209
Swaps	—	$(4,772)	—	—	141,797	—	137,025
Total	—	$(4,772)	—	$694,443	$11,922	—	$701,593

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(160,368)	—	$(160,368)
Foreign currency translations	—	—	—	$(215,897)	—	—	(215,897)
Interest rate floors	—	—	—	—	5,776	—	5,776
Options purchased[2]	—	—	—	—	60,782	—	60,782
Swaps	—	$(100,790)	—	—	(13,615)	—	(114,405)
Total	—	$(100,790)	—	$(215,897)	$(107,425)	—	$(424,112)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$41,725,205
Average notional value of contracts — short	$25,493,616
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,916,058
Average amounts sold — in USD	$657,554
Options:
Average value of option contracts purchased	$4,347
Average notional value of swaption contracts purchased	$1,623,292
Average notional value of swaption contracts written	$89,292
Average value of interest rate floors purchased	$10,201
Average value of interest rate floors written	$1,849
Credit default swaps:
Average notional value — buy protection	$3,443,304
Average notional value — sell protection	$3,395,750
Interest rate swaps:
Average notional value — pays fixed rate	$12,787,769
Average notional value — receives fixed rate	$8,674,809

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$ 77,340		$ 6,630
Forward foreign currency exchange contracts	26,142		47,252
Options	18,141	[1]	—
Swaps — centrally cleared	—		564
Swaps — OTC[2]	161,391		371,970

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$283,014		$426,416
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(92,602)		(7,194)

Total derivative assets and liabilities subject to an MNA	$190,412		$419,222

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$31,907	$(31,907)	—	—	—
The Bank of New York Mellon	142	—	—	—	$ 142
Barclays Bank PLC	13,466	(13,466)	—	—	—
BNP Paribas S.A.	10,952	(9,094)	—	—	1,858
Citibank N.A.	16,953	(16,953)	—	—	—
Credit Suisse International	30,654	(30,654)	—	—	—
Deutsche Bank AG	26,491	(26,491)	—	—	—
Goldman Sachs International	7,455	(7,455)	—	—	—
HSBC Bank PLC	7,375	(7,375)	—	—	—
JPMorgan Chase Bank N.A.	19,201	(19,201)	—	—	—
Morgan Stanley & Co. International PLC	3,463	—	—	—	3,463
Morgan Stanley Capital Services LLC	4,031	(4,031)	—	—	—
Royal Bank of Scotland PLC	3,458	—	—	—	3,458
Société Générale	10,931	—	—	—	10,931
Standard Chartered Bank	3,521	—	—	—	3,521
UBS AG	412	(412)	—	—	—
Total	$190,412	$(167,039)	—	—	$23,373

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$46,072	$(31,907)	—	—	$14,165
Barclays Bank PLC	37,144	(13,466)	—	—	23,678
BNP Paribas S.A.	9,094	(9,094)	—	—	—
Citibank N.A.	53,337	(16,953)	—	—	36,384
Credit Suisse International	42,826	(30,654)	—	—	12,172
Deutsche Bank AG	64,558	(26,491)	—	—	38,067
Goldman Sachs International	51,547	(7,455)	—	—	44,092
HSBC Bank PLC	9,510	(7,375)	—	—	2,135
JPMorgan Chase Bank N.A.	23,544	(19,201)	—	—	4,343
Morgan Stanley Capital Services LLC	59,777	(4,031)	—	—	55,746
State Street Bank and Trust Co.	1,521	—	—	—	1,521
UBS AG	20,292	(412)	—	—	19,880
Total	$419,222	$(167,039)	—	—	$252,183

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	25

Schedule of Investments (continued)	BlackRock Total Return V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$14,669,597	$3,225,869	$17,895,466
Corporate Bonds	—	57,490,780	—	57,490,780
Foreign Agency Obligations	—	284,579	—	284,579
Foreign Government Obligations	—	3,676,030	—	3,676,030
Non-Agency Mortgage-Backed Securities	—	14,016,026	1,508,987	15,525,013
Other Interests	—	—	122	122
Preferred Securities	$761,786	1,033,345	—	1,795,131
Taxable Municipal Bonds	—	3,499,246	—	3,499,246
U.S. Government Sponsored Agency Securities	—	88,887,852	—	88,887,852
U.S. Treasury Obligations	—	43,068,681	—	43,068,681
Short-Term Securities:
Money Market Fund	18,757,657	—	—	18,757,657
Borrowed Bond Agreements	—	10,619,292	—	10,619,292
Options Purchased:
Interest Rate Contracts	15,262	2,879	—	18,141
Liabilities:
Investments:
Borrowed Bonds	—	(10,557,625)	—	(10,557,625)
TBA Sale Commitments	—	(32,279,781)	—	(32,279,781)

Total	$19,534,705	$194,410,901	$4,734,978	$218,680,584

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$52,448	—	$52,448
Foreign currency exchange contracts	—	26,142	—	26,142
Interest rate contracts	$79,468	38,328	—	117,796
Liabilities:
Credit contracts	—	(117,385)	—	(117,385)
Foreign currency exchange contracts	—	(47,252)	—	(47,252)
Interest rate contracts	(88,650)	(164,794)	—	(253,444)

Total	$(9,182)	$(212,513)	—	$(221,695)

[1]    Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$153,168	—	—	$153,168
Foreign currency at value	151,338	—	—	151,338
Cash pledged for financial futures contracts	391,050	—	—	391,050
Cash pledged for centrally cleared swaps	102,960	—	—	102,960

Total	$798,516	—	—	$798,516

During the period ended December 31, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock Total Return V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2014	$1,724,509	$294,700	$1,396,320	—	$3,415,529
Transfers into Level 3	783,569	—	—	—	783,569
Transfers out of Level 3	(472,281)	—	(337,734)	—	(810,015)
Accrued discounts/premiums	2,185	—	3,387	—	5,572
Net realized gain (loss)	8,729	—	9,900	—	18,629
Net change in unrealized appreciation (depreciation)[1,2]	(192,845)	(1,466)	(109,722)	$122	(303,911)
Purchases	2,239,480	—	1,136,193	—	3,375,673
Sales	(867,477)	(293,234)	(589,357)	—	(1,750,068)

Closing Balance, as of December 31, 2015	$3,225,869	—	$1,508,987	$122	$4,734,978

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015[2]	$(195,757)	—	$(109,573)	$122	$(305,208)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	27

Statement of Assets and Liabilities

December 31, 2015	BlackRock Total Return V.I. Fund

Assets
Investments at value — unaffiliated (cost — $244,788,430)	$242,760,333
Investments at value — affiliated (cost — $18,757,657)	18,757,657
Cash	153,168
Cash pledged:
Financial futures contracts	391,050
Centrally cleared swaps	102,960
Foreign currency at value (cost — $151,211)	151,338
Receivables:
Investments sold	5,565
Swaps	75
TBA sale commitments	32,268,890
Capital shares sold	1,408,001
Dividends — affiliated	2,884
Interest	1,017,123
From the Manager	25,178
Principal paydowns	25,347
Swap premiums paid	71,629
Unrealized appreciation on:
Forward foreign currency exchange contracts	26,142
OTC swaps	89,762
Variation margin receivable on financial futures contracts	77,340
Prepaid expenses	1,105
Other assets	37,098

Total assets	297,372,645

Liabilities
Borrowed bonds at value (proceeds — $10,599,811)	10,557,625
TBA sale commitments at value (proceeds — $32,268,890)	32,279,781
Payables:
Investments purchased	30,525,418
Swaps	2,474
Capital shares redeemed	4,302
Distribution fees	12,707
Income dividends	358,558
Interest expense	30,265
Investment advisory fees	86,984
Officer’s and Directors’ fees	4,734
Other affiliates	495
Swap premiums received	135,206
Unrealized depreciation on:
Forward foreign currency exchange contracts	47,252
OTC swaps	236,764
Variation margin payable on financial futures contracts	6,630
Variation margin payable on centrally cleared swaps	564
Other accrued expenses payable	193,429

Total liabilities	74,483,188

Net Assets	$222,889,457

Net Assets Consist of
Paid-in capital	$250,501,037
Distributions in excess of net investment income	(19,216)
Accumulated net realized loss	(25,410,272)
Net unrealized appreciation (depreciation)	(2,182,092)

Net Assets	$222,889,457

Net Asset Value
Class I — Based on net assets of $154,045,897 and 13,155,070 shares outstanding, 600 million shares authorized, $0.10 par value	$11.71

Class III — Based on net assets of $68,843,560 and 5,949,729 shares outstanding, 100 million shares authorized, $0.10 par value	$11.57

See Notes to Financial Statements.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Operations

Year Ended December 31, 2015	BlackRock Total Return V.I. Fund

Investment Income
Interest	$4,292,349
Dividends	48,833
Dividends — affiliated	11,141
Foreign taxes withheld	(32)

Total income	4,352,291

Expenses
Investment advisory	800,957
Transfer agent	5,005
Transfer agent — Class I	256,176
Transfer agent — Class III	14,880
Professional	99,994
Custodian	99,733
Accounting services	40,054
Distribution — Class III	56,295
Printing	24,733
Officer and Directors	22,526
Miscellaneous	58,426

Total expenses excluding interest expense	1,478,779
Interest expense	78,908

Total expenses	1,557,687
Less:
Fees waived by the Manager	(7,251)
Transfer agent fees reimbursed — Class I	(255,629)
Transfer agent fees reimbursed — Class III	(2,170)

Total expenses after fees waived and reimbursed	1,292,637

Net investment income	3,059,654

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	267,250
Capital gain distributions received from affiliated investment companies	423
Borrowed bonds	(101,717)
Options written	33,209
Financial futures contracts	48,217
Interest rate floors	(31,652)
Swaps	137,025
Foreign currency transactions	329,030

681,785

Net change in unrealized appreciation (depreciation) on:
Investments	(3,100,192)
Borrowed bonds	42,186
Financial futures contracts	(160,368)
Interest rate floors	5,776
Swaps	(114,405)
Foreign currency translations	(214,124)

(3,541,127)

Net realized and unrealized loss	(2,859,342)

Net Increase in Net Assets Resulting from Operations	$200,312

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	29

Statements of Changes in Net Assets	BlackRock Total Return V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$3,059,654	$3,729,438
Net realized gain	681,785	3,290,217
Net change in unrealized appreciation (depreciation)	(3,541,127)	1,897,952

Net increase in net assets resulting from operations	200,312	8,917,607

Distributions to Shareholders[1]
From net investment income:
Class I	(3,011,155)	(3,854,690)
Class III	(392,472)	(141,038)

Decrease in net assets resulting from distributions to shareholders	(3,403,627)	(3,995,728)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	88,027,041	(5,548,603)

Net Assets
Total increase (decrease) in net assets	84,823,726	(626,724)
Beginning of year	138,065,731	138,692,455

End of year	$222,889,457	$138,065,731

Distributions in excess of net investment income, end of year	$(19,216)	$(85,836)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights	BlackRock Total Return V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$11.93	$11.51	$12.01	$11.49	$11.29

Net investment income[1]	0.22	0.32	0.32	0.38	0.46
Net realized and unrealized gain (loss)	(0.19)	0.44	(0.45)	0.55	0.21

Net increase (decrease) from investment operations	0.03	0.76	(0.13)	0.93	0.67

Distributions from net investment income[2]	(0.25)	(0.34)	(0.37)	(0.41)	(0.47)

Net asset value, end of year	$11.71	$11.93	$11.51	$12.01	$11.49

Total Return[3]
Based on net asset value	0.26%	6.66%	(1.14)%	8.25%	6.07%

Ratios to Average Net Assets
Total expenses[4]	0.92%	0.88%	0.87%	0.80%	0.69%

Total expenses after fees reimbursed and paid indirectly[4]	0.74%	0.69%	0.67%	0.67%	0.69%

Total expenses after fees reimbursed and paid indirectly and excluding interest expense[4]	0.69%	0.66%	0.65%	0.64%	0.64%

Net investment income	1.89%	2.68%	2.75%	3.24%	4.04%

Supplemental Data
Net assets, end of year (000)	$154,046	$130,765	$135,943	$162,921	$171,452

Portfolio turnover rate[5]	900%	772%	724%	953%	1,203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2015	2014	2013	2012	2011
Investments in underlying funds	0.01%	—	—	—	—

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	625%	560%	498%	729%	755%

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	31

Financial Highlights (concluded)	BlackRock Total Return V.I. Fund

	Class III
	Year Ended December 31,			Period August 14, 2012[1] to December 31, 2012	Period April 25, 2012[1] to June 19, 2012[2]

	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$11.79	$11.38	$11.86	$11.71	$11.65

Net investment income[3]	0.18	0.27	0.28	0.13	0.05
Net realized and unrealized gain (loss)	(0.19)	0.44	(0.42)	0.16	0.07

Net increase (decrease) from investment operations	(0.01)	0.71	(0.14)	0.29	0.12

Distributions from net investment income[4]	(0.21)	(0.30)	(0.34)	(0.14)	(0.06)

Net asset value, end of period	$11.57	$11.79	$11.38	$11.86	$11.71

Total Return[5]
Based on net asset value	(0.08)%	6.28%	(1.30)%	2.50%[6]	1.00%[6]

Ratios to Average Net Assets
Total expenses[7]	1.06%	1.11%	1.06%	0.95%[8]	1.09%[8]

Total expenses after fees reimbursed and paid indirectly[7]	1.04%	1.01%	0.96%	0.95%[8]	0.98%[8]

Total expenses after fees reimbursed and paid indirectly and excluding interest expense[7]	0.98%	0.98%	0.94%	0.91%[8]	0.95%[8]

Net investment income	1.54%	2.31%	2.45%	2.83%[8]	3.22%[8]

Supplemental Data
Net assets, end of period (000)	$68,844	$7,300	$2,750	$344	— [2]

Portfolio turnover rate[9]	900%	772%	724%	953%	953%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding as of June 19, 2012.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended December 31,
	2015	2014	2013	2012
Investments in underlying funds	0.01%	—	—	—

[8]	Annualized.

[9]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	625%	560%	498%	729	%*
* The portfolio turnover is from period August 14, 2012 to December 31, 2012 and period April 25, 2012 to June 19, 2012.

See Notes to Financial Statements.

32	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements	BlackRock Total Return V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Total Return V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on April 25, 2012, were redeemed on June 19, 2012 and recommenced on August 14, 2012.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	33

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

34	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	35

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

For mortgage pass-through securities there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or in the case of trust preferred securities, by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred

36	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund is not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker-dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	37

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

For the year ended December 31, 2015, the average amount of reverse repurchase agreements, and the daily weighted average interest rate for the Fund were $5,840,193 and (0.09)%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With borrowed bond agreements and reverse repurchase transactions, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Borrowed Bonds at Value including Accrued Interest[2]	Exposure Due (to) / from Counterparty before Collateral	Net Exposure Due (to)/from Counterparty[3]
BNP Paribas Securities Corp.	$ 6,572,335	$ (6,535,603)	$36,732	$36,732
Credit Suisse Securities (USA) LLC	255,763	(255,060)	703	703
Deutsche Bank Securities, Inc.	49,688	(49,977)	(289)	(289)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	3,741,506	(3,747,250)	(5,744)	(5,744)

Total	$10,619,292	$(10,587,890)	$31,402	$31,402

[1]    Included in Investments at value — unaffiliated in the Statement of Assets and Liabilities.

[2]    Includes accrued interest on borrowed bonds in the amount of $30,265 which is shown as interest expense payable in the Statement of Assets and Liabilities.

[3]    Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Fund sold

38	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as credit risk, interest rate risk, foreign currency exchange rate risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	39

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

•

Interest rate caps and floors — The Fund enters into interest rate caps and floors to gain or reduce exposure to interest rates (interest rate risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the

40	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

extent that interest rate indexes fall below a specified rate, or “floor”. When the Fund purchases (writes) a cap or floor, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current value of the cap or floor. The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into. The maximum potential amount of future payments that the Fund would be required to make under an interest rate floor would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the floor was entered into.

Master Netting Arrangements: In order to better define the Fund’s contractual rights and to secure rights that will help the it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, the Fund may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s and BlackRock High Yield V.I. Fund’s, a series of the Company, aggregate average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
Up to $250 Million	0.50%
Over $250 Million up to $500 Million	0.45%
Over $500 Million up to $750 Million	0.40%
Over $750 Million	0.35%

For the year ended December 31, 2015, the aggregate average daily net assets of the Fund and the Company’s BlackRock High Yield V.I. Fund were approximately $386,769,304.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	41

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

For the year ended December 31, 2015, the Fund reimbursed the Manager $1,701 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended December 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $495,553 and $24,967, respectively.

7. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$1,131,280,991	$1,109,811,677
U.S. Government Securities	$369,265,908	$366,979,612

For the year ended December 31, 2015, purchases and sales related to mortgage dollar rolls were $450,651,248 and $450,733,991, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

42	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the accounting for swap agreements and net paydown losses were reclassified to the following accounts:

Distributions in excess of net investment income	$410,593
Accumulated net realized loss	$(410,593)

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$3,403,627	$3,995,728

As of period end, the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(24,861,512)
Net unrealized losses[1]	(2,338,308)
Qualified late-year losses[2]	(411,760)

Total	$(27,611,580)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the classification of investments and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2016	$ 709,087
2017	24,152,425

Total	$24,861,512

During the year ended December 31, 2015, the Fund utilized $485,746 of its capital loss carryforward.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$263,729,655

Gross unrealized appreciation	$ 922,218
Gross unrealized depreciation	(3,133,883)

Net unrealized depreciation	$ (2,211,665)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	43

Notes to Financial Statements (continued)	BlackRock Total Return V.I. Fund

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

44	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (concluded)	BlackRock Total Return V.I. Fund

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	3,999,034	$47,243,403	610,635	$7,212,225
Shares issued in reinvestment of distributions	254,419	3,034,094	328,911	3,884,830
Shares redeemed	(2,059,998)	(24,514,021)	(1,784,037)	(21,079,266)

Net increase (decrease)	2,193,455	$25,763,476	(844,491)	$(9,982,211)

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class III
Shares sold	5,907,118	$69,027,091	1,336,186	$15,666,774
Shares issued in reinvestment of distributions	26,674	313,146	11,423	133,709
Shares redeemed	(603,431)	(7,076,672)	(969,885)	(11,366,875)

Net increase	5,330,361	$62,263,565	377,724	$4,433,608

Total Net Increase (Decrease)	7,523,816	$88,027,041	(466,767)	$(5,548,603)

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	45

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Total Return V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Total Return V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

46	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock U.S. Government Bond V.I. Fund

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2015, the Fund underperformed its benchmark, the Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

•

The principal detractors from the Fund’s performance versus the benchmark included an allocation to Treasury Inflation Protected Securities (“TIPS”), as inflation expectations remained subdued in view of slowing China growth and a sharp decline in energy prices. An underweight in nominal U.S. Treasuries also hindered results. Additionally, the Fund’s overweight in 15-year relative to 30-year agency mortgage-backed securities (“MBS”) detracted from performance.

•

Positive contributors to performance during the 12-month period included allocations with respect to non-U.S. dollar currencies, including underweights in the euro, Australian dollar, and Swiss franc. Allocations to commercial mortgage-backed securities (“CMBS”), including interest only securities, performed well based on strong demand from yield-oriented investors during the period. Holdings of collateralized loan obligations also added to results.

Describe recent portfolio activity.

•

During the 12-month period, the Fund reduced its underweight in U.S. Treasuries, and increased its overweight in TIPS. The Fund also increased its overweight in CMBS. The Fund moved from an underweight position in 15-year versus 30-year pass-through MBS to a slight overweight in 15-year MBS relative to the benchmark.

•

The Fund uses derivatives as a part of its investment strategy. Derivatives are used by the investment advisor as a means to manage risk and/or gain or reduce exposure to interest rates, credit risk and/or foreign exchange positions in the Fund. During the period, the Fund used derivatives such as foreign currency contracts, options, and swaps which on an individual basis underperformed but at the Fund level did not have a significant impact on performance.

Describe portfolio positioning at period end.

•

The Fund finished the 12-month period slightly overweight in duration (and corresponding interest rate sensitivity). The Fund was underweight in MBS relative to the benchmark. The majority of the Fund’s MBS allocation was to pools of conventional mortgages backed by Fannie Mae and Freddie Mac.

•

As of period-end, the Fund maintained an overweight position in the U.S. dollar relative to the euro, Australian dollar, and Swiss franc. The Fund was also overweight in TIPS relative to nominal U.S. Treasuries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	70%
U.S. Treasury Obligations	24
Non-Agency Mortgage-Backed Securities	3
Asset-Backed Securities	3

[1]	Total investments exclude short-term securities and options purchased.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock U.S. Government Bond V.I. Fund

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance related fees and expenses. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”. The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

[2]	The Fund invests, under normal circumstances, at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies.

[3]	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[4]	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended December 31, 2015

	Standardized 30-Day Yields[6]	Unsubsidized 30-Day Yields[6]	6-Month Total Returns[7]	Average Annual Total Returns
				1 Year[7]	5 Years[7]		10 Years[7]
Class I5	2.00%	1.79%	0.47%	0.45%	2.30%		3.38%
Class III[5]	2.05	2.02	0.34	0.08	2.03	[8]	3.12	[8]
Barclays U.S. Government/Mortgage Index	—	—	0.96	1.13	2.83		4.35
Barclays U.S. Mortgage-Backed Securities Index	—	—	1.20	1.51	2.96		4.64

[5]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

[6]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[7]	For a portion of the period, the Fund’s investment advisor waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.

[8]

The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution and/or service (12b-1) fees applicable to Class III Shares.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example

	Actual				Hypothetical[11]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[9]	Expenses Paid During the Period[10]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[9]	Ending Account Value December 31, 2015	Expenses Paid During the Period[10]
Class I	$1,000.00	$1,004.70	$3.89	$3.59	$1,000.00	$1,021.32	$3.92	$1,021.63	$3.62
Class III	$1,000.00	$1,003.40	$5.15	$4.85	$1,000.00	$1,020.06	$5.19	$1,020.37	$4.89

[9]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.77% for Class I and 1.02% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[10]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.71% for Class I and 0.96% for Class III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[11]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 4 for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock U.S. Government Bond V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to Fund shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and distribution rates than it would in a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock U.S. Government Bond V.I. Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Cedar Funding III CLO Ltd., Series 2014-3A, Class A1, 1.90%, 5/20/26 (a)(b)	USD	500	$498,125
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.46%, 8/15/25 (a)(b)		700	684,981
OCP CLO Ltd., Series 2012-2A, Class A2, 1.86%, 11/22/23 (a)(b)		800	798,867
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 1.44%, 4/20/25 (a)(b)		500	489,400
Progress Residential Trust, Series 2015-SFR1, Class A, 1.76%, 2/17/32 (a)(b)		500	493,408
SMB Private Education Loan Trust, Series 2015-C, Class A3, 2.28%, 8/15/24 (a)(b)		200	196,334
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.57%, 5/17/32 (a)(b)		200	195,887
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 1.82%, 4/20/26 (a)(b)		500	496,250
Total Asset-Backed Securities — 4.5%			3,853,252

Foreign Government Obligations — 0.3%
Mexico — 0.3%
United Mexican States, 8.00%, 12/07/23	MXN	3,950	256,525

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 3.0%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, 1/15/49	USD	440	450,862
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 1.77%, 7/05/33 (a)(b)		700	700,068
Commercial Mortgage Pass-Through Certificates, Series 2015-CR25, Class A4, 3.76%, 8/10/48		400	407,935
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.63%, 12/15/16 (a)(b)		1,000	996,581

			2,555,446
Interest Only Commercial Mortgage-Backed Securities — 2.5%
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR7, Class XA, 1.50%, 3/10/46 (b)		3,684	250,072
Series 2014-CR14, Class XA, 0.87%, 2/10/47 (b)		1,411	56,720
Series 2015-CR22, Class XA, 1.03%, 3/10/48 (b)		2,388	147,615

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates (continued):
Series 2015-CR24, Class XA, 0.89%, 8/10/55 (b)	USD	1,196	$75,070
Series 2015-CR25, Class XA, 0.98%, 8/10/48 (b)		2,295	154,395
Series 2015-LC21, Class XA, 0.89%, 7/10/48 (b)		6,971	360,698
Commercial Mortgage Trust, Series 2015-LC19, Class XA, 1.23%, 2/10/48 (b)		1,591	129,104
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 2/10/34 (a)(b)		3,895	169,900
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		3,300	137,511
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)		1,600	115,808
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		23,121	114,966
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class XA, 1.16%, 10/15/48 (b)		799	63,298
Wells Fargo Commercial Mortgage Trust:
Series 2015-C30, Class XA, 1.03%, 9/15/58 (b)		997	69,630
Series 2015-NXS4, Class XA, 1.11%, 12/15/48 (b)		1,500	102,464
WF-RBS Commercial Mortgage Trust, Series 2014-LC14, Class XA, 1.43%, 3/15/47 (b)		1,615	115,991

			2,063,242
Total Non-Agency Mortgage-Backed Securities — 5.5%			4,618,688

U.S. Government Sponsored Agency Securities
Agency Obligations — 3.6%
Federal Home Loan Bank, 4.00%, 4/10/28		500	547,419
Freddie Mac, 6.25%, 7/15/32		1,800	2,502,441

			3,049,860
Collateralized Mortgage Obligations — 0.4%
Ginnie Mae, Series 2014-107, Class WX, 6.84%, 7/20/39 (b)		297	347,942
Commercial Mortgage-Backed Securities — 1.1%
Freddie Mac:
Series K043, Class A2, 3.06%, 12/25/24		400	402,215
Series K049, Class A2, 3.01%, 7/25/25		500	498,434

			900,649

Portfolio Abbreviations
BRL	Brazilian Real	LIBOR	London Interbank Offered Rate	SAR	Saudi Arabian Riyal
CLP	Chilean Peso	MXIBTIIE	Mexico Interbank TIIE 28 Day	TBA	To-be-announced
COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwan New Dollar
EUR	Euro	OTC	Over-the-counter	USD	U.S. Dollar
JPY	Japanese Yen	RUB	Russian Ruble	ZAR	South African Rand

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac:
Series K043, Class X1, 0.55%, 12/25/24 (b)	USD	3,194	$132,108
Series K718, Class X1, 0.65%, 1/25/22 (b)		334	11,182
Ginnie Mae:
Series 2002-83, Class IO, 0.00%, 10/16/42 (b)		1,026	—
Series 2003-109, Class IO, 0.00%, 11/16/43 (b)		2,883	29
Series 2003-17, Class IO, 0.00%, 3/16/43 (b)		2,469	—

			143,319
Mortgage-Backed Securities — 101.3%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30-1/01/31 (c)		1,554	1,567,148
2.96%, 3/01/41 (b)		57	60,330
3.00%, 11/01/26-1/01/46 (c)	USD	9,596	9,735,122
3.13%, 3/01/41 (b)		92	98,122
3.15%, 12/01/40 (b)		108	113,147
3.35%, 6/01/41 (b)		87	91,497
3.50%, 7/01/26-1/01/46 (b)(c)		12,896	13,367,829
4.00%, 2/01/25-1/01/46 (c)		6,663	7,071,108
4.50%, 2/01/25-1/01/46 (c)		5,976	6,463,133
5.00%, 1/01/31-1/01/46 (c)		6,463	6,956,000
5.50%, 11/01/21-1/01/46 (c)		944	1,042,406
6.00%, 4/01/35-6/01/41		768	873,354
6.50%, 5/01/40		822	939,116
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-9/01/30		368	371,588
2.99%, 2/01/41 (b)		123	130,657
3.00%, 5/01/27-1/01/46 (c)		5,751	5,759,150
3.50%, 4/01/42-1/01/46 (c)		6,329	6,521,258
4.00%, 8/01/40-1/01/46 (c)		2,888	3,053,226
4.50%, 2/01/39-1/01/46 (c)		2,194	2,367,075
5.00%, 8/01/40-1/01/46 (c)		694	760,243
5.50%, 6/01/41-1/01/46 (c)		437	485,675
8.00%, 12/01/29-7/01/30		51	60,099
Ginnie Mae Mortgage-Backed Securities:
3.00%, 7/20/45-1/15/46 (c)		2,878	2,917,825
3.50%, 12/15/42-10/20/45		4,412	4,606,855
4.00%, 9/20/40-1/15/46 (c)		4,649	4,939,764
4.50%, 12/20/39-2/15/42		3,555	3,862,590
5.00%, 12/15/38-1/15/46 (c)		713	783,494
5.50%, 1/15/34		936	1,061,790

			86,059,601
Total U.S. Government Sponsored Agency Securities — 106.6%			90,501,371

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.88%, 8/15/45		5,528	5,368,757
3.00%, 11/15/45		562	560,310
U.S. Treasury Inflation Indexed Notes:
0.25%, 1/15/25		2,435	2,323,469
0.38%, 7/15/25		471	456,313

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Notes:
0.88%, 6/15/17	USD	5,600	$5,593,874
1.25%, 10/30/18-2/29/20 (d)		8,190	8,083,713
1.50%, 10/31/19 (d)		1,180	1,176,313
1.63%, 11/30/20		200	198,813
2.50%, 8/15/23		1,610	1,651,823
2.38%, 8/15/24 (d)		1,478	1,493,719
2.00%, 8/15/25		2,357	2,298,167
2.25%, 11/15/25		1,612	1,608,410
Total U.S. Treasury Obligations — 36.3%			30,813,681
Total Long-Term Investments (Cost — $130,252,904) — 153.2%			130,043,517

Short-Term Securities
Borrowed Bond Agreements — 0.7%
Barclays Capital, Inc., 0.30%, 1/06/16 (Purchased on 12/30/15 to be repurchased at $591,034, collateralized by U.S. Treasury Notes, 1.38% due at 9/30/20, par and fair value of USD 600,000 and $589,640, respectively)		591	591,000
Deutsche Bank Securities, Inc., 0.00%, Open (e) (Purchased on 9/16/15 to be repurchased at $49,875, collateralized by U.S. Treasury Notes, 1.00% due at 8/15/18, par and fair value of USD 50,000 and $49,676, respectively)		50	49,875

Total Borrowed Bond Agreements			640,875
		Shares
Money Market Funds — 1.6%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (f)(g)		1,354,283	1,354,283
Total Short-Term Securities (Cost — $1,995,158) — 2.3%			1,995,158

Options Purchased
(Cost — $18,722) — 0.0%			17,933
Total Investments Before Options Written, Borrowed Bonds and TBA Sale Commitments
(Cost — $132,266,784) — 155.5%			132,056,608

Options Written
(Premiums Received — $ 71,460) — (0.1)%			(97,561)

Borrowed Bonds		Par (000)
U.S. Treasury Obligations — (0.7)%
U.S. Treasury Notes:
1.00%, 8/15/18		50	(49,676)
1.38%, 9/30/20		600	(589,640)
(Proceeds — $641,960) — (0.7)%			(639,316)

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

TBA Sale Commitments (c)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
3.00%, 1/01/31-1/01/46	USD	10,951	$(11,022,783)
3.50%, 1/01/31-1/01/46		12,047	(12,455,758)
4.00%, 1/01/46		2,920	(3,089,862)
4.50%, 1/01/46		2,030	(2,192,146)
5.50%, 1/01/46		600	(668,607)
Freddie Mac Mortgage-Backed Securities:
2.50%, 1/01/31		278	(280,467)
3.00%, 1/01/31		393	(404,976)
3.50%, 1/01/46		6,853	(7,047,811)
4.00%, 1/01/46		542	(572,562)
5.00%, 1/01/46		600	(655,122)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/46		900	(912,199)
3.50%, 1/15/46		1,236	(1,288,064)
4.00%, 1/15/46		2,943	(3,125,278)
4.50%, 1/15/46		1,529	(1,642,719)
5.50%, 1/15/46		900	(999,875)
Total TBA Sale Commitments (Proceeds — $46,370,736) — (54.6)%			(46,358,229)

Value
Total Investments Net of Options Written, Borrowed Bonds and TBA Sale Commitments — 100.1%	$84,961,502
Liabilities in Excess of Other Assets — (0.1)%	(51,033)

Net Assets — 100.0%	$84,910,469

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(2,567,516)	$ 2,587
BNP Paribas Securities Corp.	$191,502	$ (161)
Citigroup Global Markets, Inc.	$(1,440,953)	$ 5,411
Credit Suisse Securities (USA) LLC	$1,128,153	$ 9,632
Deutsche Bank Securities, Inc.	$770,091	$ 1,133
Goldman Sachs & Co.	$265,929	$(1,615)
J.P. Morgan Securities LLC	$(3,305,959)	$ 8,090
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(1,701,131)	$ 6,202
Morgan Stanley & Co. LLC	$3,547,601	$ 8,254
Nomura Securities International, Inc.	$(697,297)	$ 4,375
RBC Capital Markets, LLC	$(200,791)	$ (261)
Wells Fargo Securities, LLC	$641,952	$ 1,397

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	The amount to be repurchased assumes the maturity will be the day after the period end.

(f)	During the year ended December 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2014	Net Activity	Shares Held at December 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	127,083	1,227,200	1,354,283	$2,041

(g)	Current yield as of period end.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.21%	6/02/15	Open	$1,180,000	$1,181,459	U.S. Treasury Obligations	Open/Demand	[1]
BNP Paribas Securities Corp.	0.20%	6/10/15	Open	1,480,000	1,481,677	U.S. Treasury Obligations	Open/Demand	[1]
RBC Capital Markets, LLC	0.18%	6/10/15	Open	1,885,275	1,887,198	U.S. Treasury Obligations	Open/Demand	[1]
Total				$4,545,275	$4,550,334

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
22	Euro Dollar Futures	March 2016	USD	5,459,575	$ 6,858
2	U.S. Treasury Bonds (30 Year)	March 2016	USD	307,500	867
53	U.S. Treasury Notes (10 Year)	March 2016	USD	6,673,031	(19,366)
(1)	U.S. Treasury Notes (2 Year)	March 2016	USD	217,234	(14)
58	U.S. Treasury Notes (5 Year)	March 2016	USD	6,862,578	(15,332)
3	U.S. Ultra Treasury Bonds	March 2016	USD	476,063	70
(6)	Euro Dollar Futures	June 2016	USD	1,486,500	(1,194)
1	Euro Dollar Futures	September 2016	USD	247,338	(839)
53	Euro Dollar Futures	December 2016	USD	13,087,025	(18,360)
(78)	Euro Dollar Futures	December 2017	USD	19,153,875	28,207
Total					$(19,103)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	6,459,453	USD	9,100	Credit Suisse International	1/04/16	$ 12
USD	9,100	CLP	6,423,235	BNP Paribas S.A.	1/04/16	39
USD	12,600	ZAR	183,601	BNP Paribas S.A.	1/04/16	737
USD	8,400	ZAR	121,074	State Street Bank and Trust Co.	1/04/16	577
ZAR	303,339	USD	21,000	Deutsche Bank AG	1/04/16	(1,400)
BRL	15,748	USD	4,000	Goldman Sachs International	1/05/16	(27)
BRL	24,138	USD	6,000	Royal Bank of Scotland PLC	1/05/16	90
MXN	114,656	USD	6,915	Goldman Sachs International	1/05/16	(265)
USD	4,000	BRL	15,874	BNP Paribas S.A.	1/05/16	(5)
USD	6,000	BRL	23,891	BNP Paribas S.A.	1/05/16	(28)
USD	6,915	MXN	118,542	Goldman Sachs International	1/05/16	39
USD	263,005	MXN	4,369,000	Société Générale	1/06/16	9,615
TWD	490,200	USD	15,000	HSBC Bank PLC	1/11/16	(75)
USD	15,000	TWD	495,900	JPMorgan Chase Bank N.A.	1/11/16	(98)
EUR	8,766	RUB	702,258	BNP Paribas S.A.	1/12/16	(58)
EUR	3,984	RUB	311,339	Deutsche Bank AG	1/12/16	80

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	6,375	RUB	496,023	Deutsche Bank AG	1/12/16	$ 159
EUR	8,500	RUB	654,075	JPMorgan Chase Bank N.A.	1/12/16	311
JPY	1,583,556	USD	13,000	UBS AG	1/12/16	178
RUB	456,240	EUR	6,000	BNP Paribas S.A.	1/12/16	(294)
RUB	777,458	EUR	11,000	BNP Paribas S.A.	1/12/16	(1,344)
RUB	821,121	EUR	10,625	Deutsche Bank AG	1/12/16	(340)
USD	13,000	JPY	1,568,620	Standard Chartered Bank	1/12/16	(54)
COP	26,773,360	USD	8,000	Credit Suisse International	1/15/16	421
USD	8,000	COP	26,416,000	Credit Suisse International	1/15/16	(308)
USD	11,250	ZAR	177,609	JPMorgan Chase Bank N.A.	1/15/16	(202)
EUR	8,500	RUB	659,515	Deutsche Bank AG	1/18/16	253
RUB	666,060	EUR	8,500	Deutsche Bank AG	1/18/16	(164)
MXN	169,944	USD	10,000	Deutsche Bank AG	1/19/16	(153)
MXN	104,180	USD	6,000	Goldman Sachs International	1/19/16	36
MXN	104,250	USD	6,000	Goldman Sachs International	1/19/16	40
MXN	181,616	USD	10,667	Goldman Sachs International	1/19/16	(144)
MXN	193,106	USD	11,333	Goldman Sachs International	1/19/16	(145)
USD	6,000	COP	19,940,400	Credit Suisse International	1/19/16	(269)
USD	12,000	MXN	208,830	Goldman Sachs International	1/19/16	(100)
CLP	4,535,440	USD	6,500	Credit Suisse International	1/21/16	(115)
CLP	4,557,995	USD	6,500	Credit Suisse International	1/21/16	(84)
USD	13,000	CLP	9,294,350	Credit Suisse International	1/21/16	(84)
RUB	705,106	EUR	8,766	BNP Paribas S.A.	1/26/16	56
BRL	24,012	USD	6,000	Goldman Sachs International	2/02/16	(2)
USD	6,000	BRL	24,386	Royal Bank of Scotland PLC	2/02/16	(92)
JPY	50,889,447	USD	420,000	Morgan Stanley & Co. International PLC	3/16/16	4,206
JPY	50,809,584	USD	420,000	Royal Bank of Scotland PLC	3/16/16	3,540
USD	423,924	EUR	390,000	Deutsche Bank AG	3/16/16	(746)
USD	840,000	JPY	101,593,548	Morgan Stanley & Co. International PLC	3/16/16	(6,866)
USD	286,000	SAR	1,090,804	BNP Paribas S.A.	11/23/16	(1,445)
USD	213,000	SAR	809,507	Citibank N.A.	11/23/16	(318)
USD	290,000	SAR	1,105,480	Citibank N.A.	11/23/16	(1,312)
Total						$ 3,852

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar 90-Day	Put	3/11/16	USD	98.38	88	$6,050

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	BNP Paribas S.A.	8/16/16	SAR	3.78	USD	440	$ 5,177
USD Currency	Call	Citibank N.A.	8/16/16	SAR	3.78	USD	445	5,236
USD Currency	Put	Citibank N.A.	2/09/16	JPY	121.50	USD	21	336
Total								$10,749

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Call	2.00%	Receive	3-month LIBOR	1/19/16	USD	1,858	$1,134

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date		Notional Amount (000)	Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	3.45%	Pay	3-month LIBOR	5/09/16	USD	900	$(97,319)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	3.45%	Receive	3-month LIBOR	5/09/16	USD	900	(242)
Total									$(97,561)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	1/12/16[2]	1/12/17	USD	4,812	$ (17,726)
1.37%[1]	3-month LIBOR	1/06/16[2]	2/29/20	USD	780	7,331
1.36%[1]	3-month LIBOR	1/06/16[2]	2/29/20	USD	730	7,288
1.32%[1]	3-month LIBOR	1/06/16[2]	2/29/20	USD	390	4,511
1.32%[1]	3-month LIBOR	1/06/16[2]	2/29/20	USD	350	4,087
1.32%[1]	3-month LIBOR	1/06/16[2]	2/29/20	USD	280	3,266
1.35%[1]	3-month LIBOR	1/06/16[2]	2/29/20	USD	260	2,699
3.26%[1]	3-month LIBOR	N/A	11/18/24	USD	2,100	(140,026)
2.50%[1]	3-month LIBOR	N/A	5/27/25	USD	900	(37,904)
2.13%[3]	3-month LIBOR	N/A	8/25/25	USD	15	64
2.18%[1]	3-month LIBOR	N/A	12/14/25	USD	1,340	(395)
2.38%[1]	3-month LIBOR	N/A	4/24/45	USD	135	6,312
2.39%[1]	3-month LIBOR	N/A	4/24/45	USD	130	5,779
2.83%[3]	3-month LIBOR	N/A	7/10/45	USD	265	15,698
Total						$(139,016)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6.32%[1]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	640	$(5)	$(3)	$(2)
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	218	19	1	18
6.31%[2]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	218	18	1	17
6.31%[2]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	810	79	4	75
Total						$111	$ 3	$108

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

Transactions in Options Written for the Year Ended December 31, 2015

	Calls				Puts
		Notional (000)				Notional (000)
	Contracts	EUR	USD	Premiums Received	Contracts	EUR	USD	Premiums Received

Outstanding options, beginning of year	—		8,165	$216,638	—	—	9,740	$258,040
Options written	140	2,060	2,024	95,062	147	2,060	4,099	112,189
Options expired	—		—	—	—	—	(930)	(11,665)
Options closed	(140)	(2,060)	(9,289)	(275,970)	(147)	(2,060)	(12,009)	(322,834)

Outstanding options, end of year	—		900	$35,730	—	—	900	$35,730

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$36,002	—	$36,002
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$20,389	—	—	20,389
Options purchased	Investments at value — unaffiliated[2]	—	—	—	10,749	7,184	—	17,933
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	116	—	116
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	57,035	—	57,035

Total		—	—	—	$31,138	$100,337	—	$131,475

Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$55,105	—	$55,105
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$16,537		—	16,537
Options written	Options written at value	—	—	—	—	97,561	—	97,561
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	5	—	5
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	196,051	—	196,051

Total		—	—	—	$16,537	$348,722	—	$365,259

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

For the year ended December 31, 2015, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$63,585	—	$63,585
Foreign currency transactions	—	—	—	$341,134	—	—	341,134
Options purchased[1]	—	—	—	41,771	(85,170)	—	(43,399)
Options written	—	—	—	175	(150,061)	—	(149,886)
Swaps	—	—	—	—	(67,719)	—	(67,719)

Total	—	—	—	$383,080	$(239,365)	—	$143,715

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$(5,241)	—	$(5,241)
Foreign currency translations	—	—	—	$(113,354)	—	—	(113,354)
Options purchased[2]	—	—	—	(3,911)	60,970	—	57,059
Options written	—	—	—	(71)	10,167	—	10,096
Swaps	—	—	—	—	(23,823)	—	(23,823)

Total	—	—	—	$(117,336)	$42,073	—	$(75,263)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$18,304,517
Average notional value of contracts — short	$23,140,297
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,172,714
Average amounts sold — in USD	$1,696,551
Options:
Average value of option contracts purchased	$18,005
Average value of option contracts written	$1,969
Average notional value of swaption contracts purchased	$3,547,750
Average notional value of swaption contracts written	$5,230,298
Interest rate swaps:
Average notional value — pays fixed rate	$12,767,001
Average notional value — receives fixed rate	$4,436,248
Total return swaps:
Average notional value	$748,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Financial futures contracts	$27,809		$4,091
Forward foreign currency exchange contracts	20,389		16,537
Options	17,933	[1]	97,561
Swaps — centrally cleared	—		29,127
Swaps — OTC[2]	116		5

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$66,247		$147,321
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(33,859)		(33,218)

Total derivative assets and liabilities subject to an MNA	$32,388		$114,103

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (continued)	BlackRock U.S. Government Bond V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 37	—	—	—	$ 37
BNP Paribas S.A.	6,009	$(3,174)	—	—	2,835
Citibank N.A.	5,572	(1,630)	—	—	3,942
Credit Suisse International	433	(433)	—	—	—
Deutsche Bank AG	571	(571)	—	—	—
Goldman Sachs International	115	(115)	—	—	—
JPMorgan Chase Bank N.A.	1,445	(300)	—	—	1,145
Morgan Stanley & Co. International PLC	4,206	(4,206)	—	—	—
Royal Bank of Scotland PLC	3,630	(92)	—	—	3,538
Société Générale	9,615	—	—	—	9,615
State Street Bank and Trust Co.	577	—	—	—	577
UBS AG	178	—	—	—	178

Total	$32,388	$(10,521)	—	—	$21,867

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
BNP Paribas S.A.	$ 3,174	$(3,174)	—	—	—
Citibank N.A.	1,630	(1,630)	—	—	—
Credit Suisse International	860	(433)	—	—	$ 427
Deutsche Bank AG	100,364	(571)	—	—	99,793
Goldman Sachs International	688	(115)	—	—	573
HSBC Bank PLC	75	—	—	—	75
JPMorgan Chase Bank N.A.	300	(300)	—	—	—
Morgan Stanley & Co. International PLC	6,866	(4,206)	—	—	2,660
Royal Bank of Scotland PLC	92	(92)	—	—	—
Standard Chartered Bank	54	—	—	—	54

Total	$114,103	$(10,521)	—	—	$103,582

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$2,369,477	$1,483,775	$3,853,252
Foreign Government Obligations	—	256,525	—	256,525
Non-Agency Mortgage-Backed Securities	—	4,543,618	75,070	4,618,688
U.S. Government Sponsored Agency Securities	—	90,501,371	—	90,501,371
U.S. Treasury Obligations	—	30,813,681	—	30,813,681
Short-Term Securities:
Borrowed Bond Agreements	—	640,875	—	640,875
Money Market Funds	$1,354,283	—	—	1,354,283
Options Purchased:
Foreign Currency Exchange Contracts	—	10,749	—	10,749
Interest Rate Contracts	6,050	1,134	—	7,184
Liabilities:
Investments:
Borrowed Bonds	—	(639,316)	—	(639,316)
TBA Sale Commitments	—	(46,358,229)	—	(46,358,229)

Total	$1,360,333	$82,139,885	$1,558,845	$85,059,063

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Schedule of Investments (concluded)	BlackRock U.S. Government Bond V.I. Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$20,389	—	$20,389
Interest rate contracts	$36,002	57,145	—	93,147
Liabilities:
Foreign currency exchange contracts	—	(16,537)	—	(16,537)
Interest rate contracts	(55,105)	(293,614)	—	(348,719)

Total	$(19,103)	$(232,617)	—	$(251,720)

[1]     Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$368,408	—	—	$368,408
Foreign currency at value	54,353	—	—	54,353
Cash pledged for financial futures contracts	139,710	—	—	139,710
Cash pledged for centrally cleared swaps	152,940	—	—	152,940
Liabilities:
Reverse repurchase agreements	—	$(4,550,334)	—	(4,550,334)

Total	$715,411	$(4,550,334)	—	$(3,834,923)

During the year ended December 31, 2015, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2014	—	—	—
Transfers into Level 3[1]	$1,480,996	—	$1,480,996
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	664	—	664
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[2,3]	2,115	$(1,635)	480
Purchases	—	76,705	76,705
Sales	—	—	—

Closing Balance, as of December 31, 2015	$1,483,775	$75,070	$1,558,845

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015[3]	$2,115	$(1,635)	$480

[1]

As of December 31, 2014, the Fund used observable inputs in determining the value of certain investments. As of December 31, 2015, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $1,480,996 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Assets and Liabilities

December 31, 2015	BlackRock U.S. Government Bond V.I. Fund

Assets
Investments at value — unaffiliated (cost — $130,912,501)	$130,702,325
Investments at value — affiliated (cost — $1,354,283)	1,354,283
Cash	368,408
Cash pledged:
Centrally cleared swaps	152,940
Financial futures contracts	139,710
Foreign currency at value (cost — $54,527)	54,353
Receivables:
Investments sold	182
TBA sale commitments	46,370,736
Capital shares sold	242,654
Dividends — affiliated	70
Interest	391,373
From the Manager	24,484
Principal paydowns	2,905
Swap premiums paid	6
Unrealized appreciation on:
Forward foreign currency exchange contracts	20,389
OTC swaps	110
Variation margin receivable on financial futures contracts	27,809
Prepaid expenses	485
Other assets	31,804

Total assets	179,885,026

Liabilities
Borrowed bonds at value (proceeds — $641,960)	639,316
Options written at value (premiums received — $71,460)	97,561
TBA sale commitments at value (proceeds — $46,370,736)	46,358,229
Reverse repurchase agreements	4,550,334
Payables:
Investments purchased	42,957,420
Capital shares redeemed	1,318
Distribution fees	466
Income dividends	154,248
Interest expense	2,357
Investment advisory fees	33,997
Officer’s and Directors’ fees	4,440
Other accrued expenses	124,874
Other affiliates	237
Swap premiums received	3
Unrealized depreciation on:
Forward foreign currency exchange contracts	16,537
OTC swaps	2
Variation margin payable on financial futures contracts	4,091
Variation margin payable on centrally cleared swaps	29,127

Total liabilities	94,974,557

Net Assets	$84,910,469

Net Assets Consist of
Paid-in capital	$88,944,985
Undistributed net investment income	262,323
Accumulated net realized loss	(3,953,179)
Net unrealized appreciation (depreciation)	(343,660)

Net Assets	$84,910,469

Net Asset Value
Class I — Based on net assets of $83,015,985 and 8,116,386 shares outstanding, 300 million shares authorized, $0.10 par value	$10.23

Class III — Based on net assets of $1,894,484 and 185,339 shares outstanding, 100 million shares authorized, $0.10 par value	$10.22

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Statement of Operations

Year Ended December 31, 2015	BlackRock U.S. Government Bond V.I. Fund

Investment Income:
Interest	$1,906,899
Dividends — affiliated	2,041

Total income	1,908,940

Expenses:
Investment advisory	444,935
Transfer agent	5,000
Transfer agent — Class I	173,781
Transfer agent — Class III	1,490
Professional	60,501
Custodian	55,883
Accounting Services	24,969
Officer and Directors	21,370
Printing	20,306
Distribution — Class III	4,284
Miscellaneous	19,602

Total expenses excluding interest expense	832,121
Interest expense	24,022

Total expenses	856,143
Less:
Fees waived by the Manager	(28,400)
Transfer agent fees reimbursed — Class I	(173,418)
Transfer agent fees reimbursed — Class III	(1,273)

Total expenses after fees waived and reimbursed	653,052

Net investment income	1,255,888

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	556,632
Financial futures contracts	63,585
Options written	(149,886)
Swaps	(67,719)
Foreign currency transactions	91,708
Borrowed bonds	3,393

497,713

Net change in unrealized appreciation (depreciation) on:
Investments	(1,176,702)
Financial futures contracts	(5,241)
Options written	10,096
Borrowed bonds	2,644
Swaps	(23,823)
Foreign currency translations	(114,197)

(1,307,223)

Net realized and unrealized loss	(809,510)

Net Increase in Net Assets Resulting from Operations	$446,378

See Notes to Financial Statements.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statements of Changes in Net Assets	BlackRock U.S. Government Bond V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$1,255,888	$1,862,823
Net realized gain	497,713	2,736,436
Net change in unrealized appreciation (depreciation)	(1,307,223)	1,020,927

Net increase in net assets resulting from operations	446,378	5,620,186

Distributions to Shareholders[1]
From net investment income:
Class I	(1,748,149)	(2,245,858)
Class III	(31,059)	(11,871)

Decrease in net assets resulting from distributions to shareholders	(1,779,208)	(2,257,729)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(7,481,244)	(13,081,287)

Net Assets
Total decrease in net assets	(8,814,074)	(9,718,830)
Beginning of year	93,724,543	103,443,373

End of year	$84,910,469	$93,724,543

Undistributed net investment income, end of year	$262,323	$39,884

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Financial Highlights	BlackRock U.S. Government Bond V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$10.39	$10.04	$10.71	$10.76	$10.45

Net investment income[1]	0.15	0.19	0.13	0.23	0.29
Net realized and unrealized gain (loss)	(0.10)	0.39	(0.48)	0.03	0.36

Net increase (decrease) from investment operations	0.05	0.58	(0.35)	0.26	0.65

Distributions:[2]
From net investment income	(0.21)	(0.23)	(0.25)	(0.27)	(0.34)
From net realized gain	—	—	(0.07)	(0.04)	—

Total distributions	(0.21)	(0.23)	(0.32)	(0.31)	(0.34)

Net asset value, end of year	$10.23	$10.39	$10.04	$10.71	$10.76

Total Return[3]
Based on net asset value	0.45%	5.87%	(3.25)%	2.41%	6.31%

Ratios to Average Net Assets
Total expenses	0.96%	0.89%	0.90%	0.83%	0.66%

Total expenses after fees waived and/or reimbursed	0.73%	0.69%	0.69%	0.69%	0.66%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.70%	0.66%	0.68%	0.68%	0.66%

Net investment income	1.41%	1.88%	1.24%	2.13%	2.80%

Supplemental Data
Net assets, end of year (000)	$83,016	$92,975	$103,218	$130,938	$145,886

Portfolio turnover rate[4]	1,581%	1,388%	1,956%	1,529%	2,601%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Year Ended December 31,
	2015	2014	2013	2012	2011
Portfolio turnover rate (excluding MDRs)	991%	956%	1,415%	1,119%	1,825%

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights (concluded)	BlackRock U.S. Government Bond V.I. Fund

	Class III
	Year Ended December 31,		Period July 15, 2013[1] to December 31, 2013	Period January 1, 2013 to July 9, 2013[2]	Period May 9, 2012[1] to December 31, 2012
	2015	2014

Per Share Operating Performance
Net asset value, beginning of period	$10.39	$10.04	$10.19	$10.71	$10.77

Net investment income[3]	0.13	0.17	0.11	0.01	0.08
Net realized and unrealized gain (loss)	(0.12)	0.38	(0.09)	(0.38)	0.05

Net increase (decrease) from investment operations	0.01	0.55	0.02	(0.37)	0.13

Distributions:[4]
From net investment income	(0.18)	(0.20)	(0.10)	(0.15)	(0.15)
From net realized gain	—	—	(0.07)	—	(0.04)

Total distributions	(0.18)	(0.20)	(0.17)	(0.15)	(0.19)

Net asset value, end of period	$10.22	$10.39	$10.04	$10.19	$10.71

Total Return[5]
Based on net asset value	0.08%	5.56%	0.26%[6]	(3.60)%[6]	1.24%	[6]

08Ratios to Average Net Assets
Total expenses.	1.11%	1.09%	0.86%[7]	1.66%[7]	1.14%	[7]

Total expenses after fees waived and/or reimbursed	1.00%	1.00%	0.85%[7]	0.85%[7]	1.01%	[7]

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.97%	0.98%	0.84%[7]	0.85%[7]	0.99%	[7]

Net investment income	1.27%	1.63%	2.30%[7]	0.25%[7]	1.20%	[7]

Supplemental Data
Net assets, end of period (000)	$1,894	$750	$225	— [2]	$29

Portfolio turnover rate[8]	1,581%	1,388%	1,956%	1,956%	1,529%

[1]	Recommencement of operations.

[2]	There were no Class III Shares outstanding from July 9, 2013 to July 14, 2013. On July 15, 2013, operations recommenced.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover is as follows:

	Year Ended December 31,		Period July 15, 2013 to December 31, 2013	Period January 1, 2013 to July 9, 2013	Period May 9, 2012 to December 31, 2012
	2015	2014
Portfolio turnover rate (excluding MDRs)	991%	956%	1,415%	1,415%	1,119%

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

Notes to Financial Statements	BlackRock U.S. Government Bond V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock U.S. Government Bond V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares. Class III Shares recommenced on May 9, 2012, were redeemed on July 9, 2013 and recommenced on July 15, 2013.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determine the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	21

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments have been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass through securities there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of

22	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Fund also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	23

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker-dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

For the year ended December 31, 2015, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $18,325,731 and 0.08%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparty under the MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Pledged	Net Collateral (Received)/ Pledged[3]	Net Exposure Due (to)/from Counterparty[4]
Barclays Capital, Inc.	$591,000	—	$(591,804)	$ (804)	—	—	$ (804)
BNP Paribas Securities Corp.	—	$(1,481,677)	—	(1,481,677)	$1,481,677	$1,481,677	—
Deutsche Bank Securities, Inc.	49,875	—	(49,869)	6	—	—	6
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(1,181,459)	—	(1,181,459)	1,179,473	1,179,473	(1,986)
RBC Capital Markets, LLC	—	(1,887,198)	—	(1,887,198)	1,887,198	1,887,198	—

Total	$640,875	$(4,550,334)	$(641,673)	$(4,551,132)	$4,548,348	$4,548,348	$(2,784)

[1]	Included in Investments at value-unaffiliated in the Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $2,357 which is shown as interest expense payable in the Statement of Assets and Liabilities.

[3]

Net collateral with a value of $4,575,518 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

24	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as interest rate risk, foreign currency exchange rate risk or other risk (e.g., inflation risk). These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including interest rate risk and foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	25

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest

26	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

•

Forward interest rate swaps — The Fund may enter into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make either periodic net payments beginning on a specified future effective date or a net payment at termination, unless terminated earlier.

Master Netting Arrangements: In order to better define the Fund’s contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, the Fund may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Funds bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.50%
$1 Billion - $3 Billion	0.47%
$3 Billion - $5 Billion	0.45%
$5 Billion - $10 Billion	0.44%
Greater than $10 Billion	0.43%

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	27

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

The Manager has agreed to voluntarily waive 0.03% of its investment advisory fee. This voluntary waiver may be reduced or discontinued at any time without notice. For the year ended December 31, 2015, the Manager waived $26,695, which is included in fees waived by the Manager in the Statement of Operations.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. For the year ended December 31, 2015, the amount waived was $1,705.

For the year ended December 31, 2015, the Fund reimbursed the Manager $925 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses as a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

7. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$1,368,910,876	$1,422,007,772
U.S. Government Securities	$277,547,961	$284,734,651

For the year ended December 31, 2015, purchases and sales related to mortgage dollar rolls were $614,399,404 and $614,420,776, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

28	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock U.S. Government Bond V.I. Fund

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, foreign currency transactions and net paydown losses were reclassified to the following accounts:

Undistributed net investment income	$745,759
Accumulated net realized loss	$(745,759)

The tax character of distributions paid was as follows:

	12/31/15	12/31/14
Ordinary income	$1,779,208	$2,257,729

As of period end, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$269,744
Capital loss carryforward	(3,685,849)
Net unrealized losses[1]	(489,906)
Qualified late-year losses[2]	(128,505)

Total	$(4,034,516)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, the Fund had a capital loss carryforward of $3,685,849 available to offset future realized capital gains. This amount is not subject to expiration.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$132,433,735

Gross unrealized appreciation	$616,073
Gross unrealized depreciation	(993,200)

Net unrealized depreciation	$(377,127)

9. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy; the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	29

Notes to Financial Statements (concluded)	BlackRock U.S. Government Bond V.I. Fund

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially exposes the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount in the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a prorata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
Class I	Shares	Amount	Shares	Amount
Shares sold	446,716	$ 4,605,226	140,430	$ 1,442,154
Shares issued in reinvestment of distributions	170,922	1,774,199	218,183	2,239,330
Shares redeemed	(1,451,715)	(15,051,324)	(1,684,285)	(17,287,049)

Net decrease	(834,077)	$ (8,671,899)	(1,325,672)	$(13,605,565)

Class III
Shares sold	453,676	$ 4,699,960	395,893	$ 4,088,221
Shares issued in reinvestment of distributions	2,638	27,289	1,025	10,561
Shares redeemed	(343,153)	(3,536,594)	(347,183)	(3,574,504)

Net increase	113,161	$ 1,190,655	49,735	$ 524,278

Total Net Decrease	(720,916)	$(7,481,244)	(1,275,937)	$(13,081,287)

At December 31, 2015, 1,963 Class III Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock U.S. Government Bond V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock U.S. Government Bond V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock U.S. Government Bond V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	31

DECEMBER 31, 2015

ANNUAL REPORT	BLACKROCK®

BlackRock Variable Series Funds, Inc.

▶   BlackRock Value Opportunities V.I. Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Fund Summary as of December 31, 2015	BlackRock Value Opportunities V.I. Fund

Investment Objective

BlackRock Value Opportunities V.I. Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2015, the Fund’s Class I Shares outperformed its benchmark, the Standard & Poor’s (“S&P”) SmallCap 600® Value Index, while Class II and Class III Shares underperformed its benchmark.

What factors influenced performance?

•

The Fund’s underweight position and stock selection in the energy equipment & services industry, made the largest contribution to its return during 2015. Stock selection in financials was also strong during the year, most notably within the real estate investment trust and banking industries. Robust individual stock selection in the consumer staples and information technology sectors also made positive contributions to performance, as did a large overweight in the health care equipment & supplies industry.

•

Stock selection in the consumer discretionary sector, particularly within the specialty retail industry, was the most significant detractor from performance. Stock selection in the industrials sector also detracted, with the aerospace and defense industry representing the most notable source of underperformance. Stock selection in both health care and utilities hindered returns, as did an underweight in the telecommunications services sector.

Describe recent portfolio activity.

•

The Fund’s weighting in the industrials sector increased during the year, while its allocations to the health care, consumer discretionary and financials sectors decreased. Within the industrials sector, the Fund made the largest additions to the aerospace & defense and trading companies & distributors industries.

Describe portfolio positioning at period end.

•

Relative to the S&P SmallCap 600® Value Index, the Fund ended the period with overweights in the health care, financials and information technology sectors, and was underweight in consumer discretionary, industrials, materials and telecommunication services.

•

In a reflection of heightened market volatility, the Fund became more defensive and maintained its focus on individual companies that are not dependent on broad economic growth for success. Across all sectors, the investment advisor emphasized companies with strong business models, excellent management teams and the ability to gain market share within their industries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Sector Allocation	Percent of Net Assets

Financials	27%
Industrials	17
Information Technology	16
Health Care	11
Consumer Discretionary	10
Utilities	7
Materials	5
Energy	4
Consumer Staples	3
Short-Term Securities	11
Liabilities in Excess of Other Assets	(11)

For Fund compliance purposes, the Fund’s classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

2	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

BlackRock Value Opportunities V.I. Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]	The Fund invests primarily in common stocks of small cap companies and emerging growth companies that the investment advisor believes have special investment value.

[3]	An unmanaged index that is a subset of the S&P 600® Index that consists of those stocks in the S&P 600® Index exhibiting the strongest value characteristics.

Performance Summary for the Period Ended December 31, 2015
		Average Annual Total Returns
	6-Month Total Returns[5]	1 Year[5]	5 Years[5]	10 Years[5]
Class I4	(9.00)%	(6.61)%	9.17%	5.55%
Class II4	(9.09)	(6.76)	8.99	5.39
Class III[4]	(9.08)	(6.78)	8.95	5.29
S&P SmallCap 600® Value Index	(7.39)	(6.67)	10.37	7.17

[4]

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[5]	For a portion of the period, the Fund’s investment advisor waived a portion of its fees. Without such waiver, the Fund’s performance would have been lower.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Class I	$1,000.00	$909.60	$4.33	$1,000.00	$1,020.67	$4.58	0.90%
Class II	$1,000.00	$909.10	$5.15	$1,000.00	$1,019.81	$5.45	1.07%
Class III	$1,000.00	$909.20	$5.25	$1,000.00	$1,019.71	$5.55	1.09%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on the following page for further information on how expenses were calculated.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	3

Disclosure of Expenses	BlackRock Value Opportunities V.I. Fund

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2015 and held through December 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

4	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments December 31, 2015	BlackRock Value Opportunities V.I. Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 5.9%
Aerojet Rocketdyne Holdings, Inc. (a)(b)	133,600	$2,092,176
American Science & Engineering, Inc.	25,600	1,059,328
Cubic Corp.	35,900	1,696,275
Esterline Technologies Corp. (a)	19,000	1,539,000
KLX, Inc. (a)	58,900	1,813,531
Moog, Inc., Class A (a)	41,100	2,490,660
Teledyne Technologies, Inc. (a)	9,300	824,910
Triumph Group, Inc. (b)	51,084	2,030,589

		13,546,469
Auto Components — 0.4%
Dorman Products, Inc. (a)	18,127	860,489
Banks — 10.7%
Bank of Hawaii Corp.	18,800	1,182,520
CenterState Banks, Inc.	102,100	1,597,865
First Financial Bancorp	130,000	2,349,100
First Horizon National Corp.	136,200	1,977,624
Green Bancorp, Inc. (a)	106,013	1,111,016
Hanmi Financial Corp.	68,000	1,612,960
NBT Bancorp, Inc.	105,000	2,927,400
Opus Bank	58,687	2,169,658
PrivateBancorp, Inc.	34,300	1,406,986
S&T Bancorp, Inc.	62,300	1,920,086
TriState Capital Holdings, Inc. (a)	176,800	2,473,432
United Bankshares, Inc. (b)	40,900	1,512,891
United Community Banks, Inc.	119,000	2,319,310

		24,560,848
Beverages — 0.9%
Cott Corp.	196,152	2,155,710
Biotechnology — 0.0%
MannKind Corp. (a)(b)	810	1,175
XOMA Corp. (a)(b)	5,307	7,058

		8,233
Building Products — 0.5%
Continental Building Products, Inc. (a)	67,800	1,183,788
Chemicals — 1.8%
Axiall Corp.	42,907	660,768
Huntsman Corp.	65,300	742,461
Kraton Performance Polymers, Inc. (a)	111,277	1,848,311
Stepan Co.	18,000	894,420

		4,145,960
Commercial Services & Supplies — 1.0%
Matthews International Corp., Class A	42,332	2,262,645
Communications Equipment — 1.3%
ARRIS Group, Inc. (a)(b)	72,208	2,207,399
Viavi Solutions, Inc. (a)	133,054	810,299

		3,017,698
Construction & Engineering — 2.0%
EMCOR Group, Inc.	83,600	4,016,144
MYR Group, Inc. (a)	31,000	638,910

		4,655,054
Consumer Finance — 0.8%
Cash America International, Inc. (b)	44,400	1,329,780
SLM Corp. (a)	74,975	488,837

		1,818,617
Diversified Consumer Services — 0.6%
Lincoln Educational Services Corp.	106,773	212,478
Regis Corp. (a)	83,640	1,183,506

		1,395,984

Common Stocks	Shares	Value
Electric Utilities — 3.6%
ALLETE, Inc.	66,200	$3,364,946
El Paso Electric Co.	84,500	3,253,250
PNM Resources, Inc.	54,200	1,656,894

		8,275,090
Electronic Equipment, Instruments & Components — 6.6%
Anixter International, Inc. (a)	26,000	1,570,140
FARO Technologies, Inc. (a)	12,000	354,240
Ingram Micro, Inc., Class A	41,806	1,270,066
Itron, Inc. (a)	83,500	3,021,030
Newport Corp. (a)	77,756	1,233,988
OSI Systems, Inc. (a)	24,549	2,176,514
Plexus Corp. (a)	69,400	2,423,448
SYNNEX Corp.	34,834	3,132,622

		15,182,048
Energy Equipment & Services — 2.6%
CARBO Ceramics, Inc. (b)	55,100	947,720
Dril-Quip, Inc. (a)	19,900	1,178,677
Newpark Resources, Inc. (a)	173,700	917,136
Patterson-UTI Energy, Inc. (b)	95,000	1,432,600
Superior Energy Services, Inc.	119,000	1,602,930

		6,079,063
Food & Staples Retailing — 1.5%
Smart & Final Stores, Inc. (a)	61,300	1,116,273
SUPERVALU, Inc. (a)	360,215	2,442,258

		3,558,531
Food Products — 0.5%
Pinnacle Foods, Inc.	27,843	1,182,214
Gas Utilities — 3.0%
Laclede Group, Inc.	46,800	2,780,388
Northwest Natural Gas Co.	35,200	1,781,472
South Jersey Industries, Inc.	101,500	2,387,280

		6,949,140
Health Care Equipment & Supplies — 7.7%
Accuray, Inc. (a)(b)	397,366	2,682,221
Hansen Medical, Inc. (a)(b)	37,728	87,906
Invacare Corp. (b)	178,985	3,112,549
Merit Medical Systems, Inc. (a)	125,082	2,325,274
NuVasive, Inc. (a)	93,774	5,074,111
OraSure Technologies, Inc. (a)	398,601	2,566,990
Tandem Diabetes Care, Inc. (a)	158,811	1,875,558

		17,724,609
Health Care Providers & Services — 2.7%
Landauer, Inc.	77,195	2,541,259
Owens & Minor, Inc. (b)	101,004	3,634,124

		6,175,383
Hotels, Restaurants & Leisure — 0.9%
Interval Leisure Group, Inc. (b)	102,394	1,598,370
Papa John’s International, Inc.	7,034	392,990

		1,991,360
Household Durables — 0.5%
Taylor Morrison Home Corp., Class A (a)	68,603	1,097,648
Insurance — 4.5%
Argo Group International Holdings Ltd.	24,820	1,485,229
Atlas Financial Holdings, Inc. (a)	62,774	1,249,203
Fidelity & Guaranty Life	24,700	626,639
Heritage Insurance Holdings, Inc.	46,200	1,008,084
Maiden Holdings Ltd.	118,100	1,760,871
ProAssurance Corp.	50,500	2,450,765

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	5

Schedule of Investments (continued)	BlackRock Value Opportunities V.I. Fund

Common Stocks	Shares	Value
Insurance (continued)
Selective Insurance Group, Inc.	55,300	$1,856,974

		10,437,765
Internet & Catalog Retail — 0.5%
1-800-Flowers.com, Inc., Class A (a)	155,793	1,134,173
IT Services — 1.7%
Acxiom Corp. (a)	70,300	1,470,676
CSG Systems International, Inc. (b)	66,925	2,407,962

		3,878,638
Leisure Products — 0.4%
MCBC Holdings, Inc. (a)(b)	65,989	904,049
Life Sciences Tools & Services — 1.1%
Pacific Biosciences of California, Inc. (a)(b)	187,919	2,467,376
Machinery — 4.6%
Actuant Corp., Class A	116,300	2,786,548
Albany International Corp., Class A	18,700	683,485
Astec Industries, Inc.	45,600	1,855,920
Chart Industries, Inc. (a)	75,504	1,356,052
CIRCOR International, Inc.	42,071	1,773,293
RBC Bearings, Inc. (a)	29,000	1,873,110
Standex International Corp.	4,100	340,915

		10,669,323
Media — 1.7%
AMC Entertainment Holdings, Inc., Class A	41,261	990,264
Carmike Cinemas, Inc. (a)	55,832	1,280,786
Live Nation Entertainment, Inc. (a)	70,086	1,722,013

		3,993,063
Metals & Mining — 1.6%
Haynes International, Inc.	64,947	2,382,905
Materion Corp.	42,214	1,181,992

		3,564,897
Multiline Retail — 0.7%
Fred’s, Inc., Class A (b)	91,473	1,497,413
Oil, Gas & Consumable Fuels — 1.0%
Oasis Petroleum, Inc. (a)	99,256	731,517
SM Energy Co. (b)	82,900	1,629,814

		2,361,331
Paper & Forest Products — 1.3%
Clearwater Paper Corp. (a)	8,000	364,240
PH Glatfelter Co.	140,400	2,588,976

		2,953,216
Professional Services — 1.2%
Kforce, Inc.	66,400	1,678,592
TriNet Group, Inc. (a)	57,200	1,106,820

		2,785,412
Real Estate Investment Trusts (REITs) — 7.6%
Armada Hoffler Properties, Inc.	151,781	1,590,665
Cedar Realty Trust, Inc.	399,077	2,825,465
CyrusOne, Inc.	89,198	3,340,465
Education Realty Trust, Inc.	72,139	2,732,625
LTC Properties, Inc.	63,354	2,733,092
Pennsylvania Real Estate Investment Trust (b)	114,284	2,499,391
Rouse Properties, Inc. (b)	113,937	1,658,923

		17,380,626
Real Estate Management & Development — 0.9%
Marcus & Millichap, Inc. (a)	68,639	2,000,140
Semiconductors & Semiconductor Equipment — 4.3%
Cypress Semiconductor Corp. (b)	177,600	1,742,256

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
DSP Group, Inc. (a)	95,300	$899,632
Exar Corp. (a)	133,900	820,807
Microsemi Corp. (a)	83,131	2,709,239
Rambus, Inc. (a)	41,100	476,349
Semtech Corp. (a)	78,900	1,492,788
Ultratech, Inc. (a)	88,100	1,746,142

		9,887,213
Software — 1.9%
Mentor Graphics Corp.	65,900	1,213,878
PTC, Inc. (a)	56,200	1,946,206
Zynga, Inc., Class A (a)	449,400	1,204,392

		4,364,476
Specialty Retail — 3.6%
Buckle, Inc.	22,300	686,394
Children’s Place, Inc. (b)	14,144	780,749
DSW, Inc., Class A (b)	43,840	1,046,022
Kirkland’s, Inc.	71,431	1,035,750
Men’s Wearhouse, Inc. (b)	7,842	115,121
Murphy USA, Inc. (a)	21,034	1,277,605
Party City Holdco, Inc. (a)(b)	111,560	1,440,240
Penske Automotive Group, Inc.	42,531	1,800,763

		8,182,644
Technology Hardware, Storage & Peripherals — 0.1%
Stratasys Ltd. (a)	11,400	267,672
Textiles, Apparel & Luxury Goods — 0.7%
G-III Apparel Group Ltd. (a)	18,354	812,348
Oxford Industries, Inc.	12,300	784,986

		1,597,334
Thrifts & Mortgage Finance — 2.6%
Essent Group Ltd. (a)	73,700	1,613,293
EverBank Financial Corp.	63,000	1,006,740
HomeStreet, Inc. (a)	69,500	1,508,845
Northwest Bancshares, Inc. (b)	138,300	1,851,837

		5,980,715
Trading Companies & Distributors — 2.1%
Applied Industrial Technologies, Inc.	76,200	3,085,338
DXP Enterprises, Inc. (a)	43,000	980,400
MRC Global, Inc. (a)	59,500	767,550

		4,833,288
Total Common Stocks — 99.6%		228,967,345

Warrants
Biotechnology — 0.0%
MannKind Corp. (Issued/exercisable 2/06/12, 0.6 Share for 1 Warrant, Expires 2/08/16, Strike Price $2.40)(a)	53,200	2,234
XOMA Corp. (Issued/exercisable 3/09/12, 0.50 Share for 1 Warrant, Expires 3/09/17, Strike Price $1.76)(a)	47,650	—
Total Warrants — 0.0%		2,234
Total Long-Term Investments (Cost — $223,639,231) — 99.6%		228,969,579

See Notes to Financial Statements.

6	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Schedule of Investments (concluded)	BlackRock Value Opportunities V.I. Fund

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23% (c)(d)	1,410,711	$1,410,711
	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.39% (c)(d)(e)	$24,590	24,589,615
Total Short-Term Securities (Cost — $26,000,326) — 11.3%		26,000,326

Value
Total Investments (Cost — $249,639,557) — 110.9%	$254,969,905
Liabilities in Excess of Other Assets — (10.9)%	(25,017,538)

Net Assets — 100.0%	$229,952,367

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	During the year ended December 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2014	Net Activity	Shares/Beneficial Interest Held at December 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	2,536,061	(1,125,350)	1,410,711	$1,752
BlackRock Liquidity Series, LLC, Money Market Series	$22,645,608	$1,944,007	$24,589,615	$205,246	[1]

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$228,967,345	—	—	$228,967,345
Warrants[1]	2,234	—	—	2,234
Short-Term Securities	1,410,711	$24,589,615	—	26,000,326

Total	$230,380,290	$24,589,615	—	$254,969,905

[1]	See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $24,589,615 is categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	7

Statement of Assets and Liabilities

December 31, 2015	BlackRock Value Opportunities V.I. Fund

Assets
Investments at value — unaffiliated (including securities loaned at value of $ 23,649,754) (cost — $ 223,639,231)	$228,969,579
Investments at value — affiliated (cost — $ 26,000,326)	26,000,326
Receivables:
Investments sold	917,625
Dividends — unaffiliated	319,487
From the Manager	46,548
Capital shares sold	22,170
Securities lending income — affiliated	6,127
Dividends — affiliated	67
Prepaid expenses	1,335

Total assets	256,283,264

Liabilities
Collateral on securities loaned at value	24,589,615
Payables:
Investments purchased	1,371,079
Investment advisory fees	148,366
Capital shares redeemed	18,071
Distribution fees	1,742
Officer’s and Directors’ fees	5,034
Other affiliates	663
Other accrued expenses	196,327

Total liabilities	26,330,897

Net Assets	$229,952,367

Net Assets Consist of
Paid-in capital	229,480,916
Undistributed net investment income	12,728
Accumulated net realized loss	(4,871,545)
Net unrealized appreciation (depreciation)	5,330,268

Net Assets	$229,952,367

Net Asset Value
Class I — Based on net assets of $220,680,623 and 9,494,033 shares outstanding, 100 million shares authorized, $0.10 par value	$23.24

Class II — Based on net assets of $3,119,809 and 134,440 shares outstanding, 100 million shares authorized, $0.10 par value	$23.21

Class III — Based on net assets of $6,151,935 and 335,073 shares outstanding, 10 million shares authorized, $0.10 par value	$18.36

See Notes to Financial Statements.

8	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Statement of Operations

Year Ended December 31, 2015	BlackRock Value Opportunities V.I. Fund

Investment Income
Dividends — unaffiliated	$2,787,808
Securities lending — affiliated — net	205,246
Dividends — affiliated	1,752
Foreign taxes withheld	(7,085)

Total income	2,987,721

Expenses
Investment advisory	1,929,736
Transfer agent	42
Transfer agent — Class I	442,471
Transfer agent — Class II	7,049
Transfer agent — Class III	15,194
Accounting services	59,980
Professional	57,429
Custodian	42,712
Distribution — Class II	5,329
Distribution — Class III	18,279
Officer and Directors	23,973
Printing	17,031
Miscellaneous	9,551

Total expenses	2,628,776
Less:
Fees waived by the Manager	(2,524)
Transfer agent fees reimbursed — Class I	(269,967)
Transfer agent fees reimbursed — Class II	(3,852)
Transfer agent fees reimbursed — Class III	(14,463)

Total expenses after fees waived and reimbursed	2,337,970

Net investment income	649,751

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,038,619
Foreign currency transactions	(1,870)

9,036,749

Net change in unrealized appreciation (depreciation) on:
Investments	(26,171,261)
Foreign currency translations	(80)

(26,171,341)

Net realized and unrealized loss	(17,134,592)

Net Decrease in Net Assets Resulting from Operations	$(16,484,841)

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	9

Statements of Changes in Net Assets	BlackRock Value Opportunities V.I. Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$649,751	$1,010,205
Net realized gain	9,036,749	45,863,341
Net change in unrealized appreciation (depreciation)	(26,171,341)	(32,735,512)

Net increase (decrease) in net assets resulting from operations	(16,484,841)	14,138,034

Distributions to Shareholders[1]
From net investment income:
Class I	(651,545)	(673,029)
Class II	(3,112)	(2,387)
Class III	(9,719)	(9,977)
From net realized gain:
Class I	(17,292,816)	(17,110,220)
Class II	(245,993)	(247,624)
Class III	(610,854)	(642,158)
From return of capital:
Class I	(6,430)	—
Class II	(93)	—
Class III	(237)	—

Decrease in net assets resulting from distributions to shareholders	(18,820,799)	(18,685,395)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(7,368,829)	(15,635,691)

Net Assets
Total decrease in net assets	(42,674,469)	(20,183,052)
Beginning of year	272,626,836	292,809,888

End of year	$229,952,367	$272,626,836

Undistributed net investment income, end of year	$12,728	$29,233

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

10	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights	BlackRock Value Opportunities V.I. Fund

	Class I
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$26.96	$27.48	$19.39	$17.16	$17.66

Net investment income[1]	0.07	0.10	0.09	0.09	0.07
Net realized and unrealized gain (loss)	(1.80)	1.35	8.13	2.23	(0.50)

Net increase (decrease) from investment operations	(1.73)	1.45	8.22	2.32	(0.43)

Distributions:[2]
From net investment income	(0.07)	(0.08)	(0.13)	(0.09)	(0.07)
From net realized gain	(1.92)	(1.89)	—	—	—
From return of capital	(0.00)[3]	—	—	—	—

Total distributions	(1.99)	(1.97)	(0.13)	(0.09)	(0.07)

Net asset value, end of year	$23.24	$26.96	$27.48	$19.39	$17.16

Total Return[4]
Based on net asset value	(6.61)%	5.22%	42.40%	13.54%	(2.43)%

Ratios to Average Net Assets
Total expenses	1.01%	1.02%	1.00%	0.95%	0.84%

Total expenses after fees waived and reimbursed	0.90%	0.90%	0.90%	0.87%	0.84%

Net investment income	0.26%	0.37%	0.37%	0.48%	0.37%

Supplemental Data
Net assets, end of year (000)	$220,681	$260,860	$279,345	$213,871	$216,551

Portfolio turnover rate	61%	57%	66%	47%	45%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	11

Financial Highlights (continued)	BlackRock Value Opportunities V.I. Fund

	Class II
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$26.91	$27.43	$19.35	$17.13	$17.62

Net investment income[1]	0.02	0.05	0.05	0.06	0.04
Net realized and unrealized gain (loss)	(1.77)	1.34	8.12	2.22	(0.49)

Net increase (decrease) from investment operations	(1.75)	1.39	8.17	2.28	(0.45)

Distributions:[2]
From net investment income	(0.03)	(0.02)	(0.09)	(0.06)	(0.04)
From net realized gain	(1.92)	(1.89)	—	—	—
From return of capital	(0.00)[3]	—	—	—	—

Total distributions	(1.95)	(1.91)	(0.09)	(0.06)	(0.04)

Net asset value, end of year	$23.21	$26.91	$27.43	$19.35	$17.13

Total Return[4]
Based on net asset value	(6.76)%	5.03%	42.25%	13.31%	(2.55)%

Ratios to Average Net Assets
Total expenses	1.18%	1.19%	1.14%	1.16%	0.99%

Total expenses after fees waived and reimbursed	1.07%	1.07%	1.04%	1.04%	0.99%

Net investment income	0.08%	0.20%	0.22%	0.31%	0.21%

Supplemental Data
Net assets, end of year (000)	$3,120	$3,764	$4,701	$3,968	$3,980

Portfolio turnover rate	61%	57%	66%	47%	45%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

12	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Financial Highlights (concluded)	BlackRock Value Opportunities V.I. Fund

	Class III
	Year Ended December 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$21.73	$22.50	$15.90	$14.09	$14.50

Net investment income[1]	0.01	0.04	0.02	0.04	0.02
Net realized and unrealized gain (loss)	(1.43)	1.11	6.67	1.83	(0.40)

Net increase (decrease) from investment operations	(1.42)	1.15	6.69	1.87	(0.38)

Distributions:[2]
From net investment income	(0.03)	(0.03)	(0.09)	(0.06)	(0.03)
From net realized gain	(1.92)	(1.89)	—	—	—
From return of capital	(0.00)[3]	—	—	—	—

Total distributions	(1.95)	(1.92)	(0.09)	(0.06)	(0.03)

Net asset value, end of year	$18.36	$21.73	$22.50	$15.90	$14.09

Total Return[4]
Based on net asset value	(6.78)%	5.07%	42.08%	13.28%	(2.61)%

Ratios to Average Net Assets
Total expenses	1.29%	1.25%	1.32%	1.21%	1.09%

Total expenses after fees waived and reimbursed	1.09%	1.09%	1.09%	1.08%	1.09%

Net investment income	0.06%	0.18%	0.13%	0.28%	0.11%

Supplemental Data
Net assets, end of year (000)	$6,152	$8,002	$8,764	$11,262	$10,571

Portfolio turnover rate	61%	57%	66%	47%	45%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	13

Notes to Financial Statements	BlackRock Value Opportunities V.I. Fund

1. Organization:

BlackRock Variable Series Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 20 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Value Opportunities V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The portion of distributions, if any, that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

14	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Company (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

16	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas S.A.	$2,744,917	$(2,744,917)	—
Citigroup Global Markets, Inc.	1,090	(1,090)	—
Deutsche Bank Securities, Inc.	62,608	(62,608)	—
Goldman Sachs & Co.	807,991	(807,991)	—
JP Morgan Securities LLC	6,154,767	(6,154,767)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	859,596	(859,596)	—
Morgan Stanley	6,107,597	(6,107,597)	—
National Financial Services LLC	111,800	(111,800)	—
State Street Bank & Trust Co.	2,761,702	(2,761,702)	—
UBS Securities LLC	4,037,686	(4,037,686)	—

Total	$23,649,754	$(23,649,754)	—

[1]

Collateral with a value of $24,589,615 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.75%
$1 Billion - $3 Billion	0.71%
$3 Billion - $5 Billion	0.68%
$5 Billion - $10 Billion	0.65%
Greater than $10 Billion	0.64%

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.

For the year ended December 31, 2015, the Fund reimbursed the Manager $2,643 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rates of 0.15% and 0.25% based upon the average daily net assets attributable to Class II and Class III, respectively.

The Manager, on behalf of the Fund, entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	17

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations, which are shown as transfer agent — class specific. For the year ended December 31, 2015, the Fund did not pay any amounts to affiliates in return for these services. The Manager has contractually agreed to reimburse such fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.07%
Class II	0.09%
Class III	0.01%

The Manager has agreed not to reduce or discontinue this contractual reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund. These amounts are shown as transfer agent fees reimbursed — class specific in the Statement of Operations.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows: 1.25% for Class I, 1.40% for Class II and 1.50% for Class III. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2016, unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2015, the Fund paid BIM $79,206 for securities lending agent services.

Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the year ended December 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $2,593,750 and $5,645,548, respectively.

18	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Notes to Financial Statements (continued)	BlackRock Value Opportunities V.I. Fund

6. Purchases and Sales:

For the year ended December 31, 2015, purchases and sales of investments, excluding short-term securities, were $154,702,793 and $178,864,811, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended December 31, 2015. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income	$(1,880)
Accumulated net realized loss	$1,880

The tax character of distributions paid was as follows:

	12/31/15	12/31/14

Ordinary income	$2,155,851	$685,393
Long-term capital gains	16,658,188	18,000,002
Tax return of capital	6,760	—

Total	$18,820,799	$18,685,395

As of period end, the tax components of accumulated net earnings were as follows:

Net unrealized gains[1]	$4,723,689
Qualified late-year losses[2]	(4,252,238)

Total	$471,451

[1]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the timing and recognition of partnership income.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$250,246,136

Gross unrealized appreciation	$24,636,709
Gross unrealized depreciation	(19,912,940)

Net unrealized appreciation	$4,723,769

8. Bank Borrowings:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2015, the Fund did not borrow under the credit agreement.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	19

Notes to Financial Statements (concluded)	BlackRock Value Opportunities V.I. Fund

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financial sector. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	269,901	$7,098,928	272,829	$7,619,384
Shares issued in reinvestment of distributions	739,405	17,950,791	654,708	17,783,249
Shares redeemed	(1,190,218)	(31,496,476)	(1,419,005)	(39,638,942)

Net decrease	(180,912)	$(6,446,757)	(491,468)	$(14,236,309)

Class II
Shares sold	7,945	$209,975	587	$16,056
Shares issued in reinvestment of distributions	10,266	249,198	9,221	250,011
Shares redeemed	(23,627)	(620,132)	(41,367)	(1,141,813)

Net decrease	(5,416)	$(160,959)	(31,559)	$(875,746)

Class III
Shares sold	11,375	$242,760	55,250	$1,262,539
Shares issued in reinvestment of distributions	32,182	620,810	29,788	652,135
Shares redeemed	(76,771)	(1,624,683)	(106,184)	(2,438,310)

Net decrease	(33,214)	$(761,113)	(21,146)	$(523,636)

Total Net Decrease	(219,542)	$(7,368,829)	(544,173)	$(15,635,691)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustments or additional disclosure in the financial statements.

20	BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Directors of BlackRock Variable Series Funds, Inc. and Shareholders of BlackRock Value Opportunities V.I. Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Value Opportunities V.I. Fund, one of the funds constituting BlackRock Variable Series Funds, Inc. (the “Company”), as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

February 17, 2016

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015	21

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Valerie G. Brown 1956	Director	Since 2015	Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2010 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2009 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom-munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Director	Since 2007	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

[1]    The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 75.

[3]    Date shown is the earliest date a person has served for the Company. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Company’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 328 Portfolios	None

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Company based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Director. Interested Directors serve until their successor is duly elected and qualifies or until their death, resignation, retirement, or removal as provided by the Company’s by-laws or charter or statute, or until December 31 of the year in which they turn 72. Officers of the Company serve at the pleasure of the Board.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Secretary of the iShares exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Company serve at the pleasure of the Board.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Officers and Directors (concluded)

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisors BlackRock International Limited[1] Edinburgh, United Kingdom BlackRock Asset Management North Asia Limited[2] Hong Kong BlackRock (Singapore) Limited[2] 079912 Singapore	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodians The Bank of New York Mellon[3] New York, NY 10286 Brown Brothers Harriman & Co.[4] Boston, MA 02109

Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I Fund.

[2]	For BlackRock Managed Volatility V.I. Fund.

[3]	For all Funds except BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

[4]	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Growth V.I. Fund.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK VARIABLE SERIES FUNDS, INC.	DECEMBER 31, 2015

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Government Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

VS-12/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value V.I. Fund	$37,988	$38,191	$0	$0	$13,107	$12,850	$0	$0
BlackRock Capital Appreciation V.I. Fund	$25,413	$22,839	$0	$0	$13,107	$12,850	$0	$0
BlackRock Equity Dividend V.I. Fund	$20,438	$20,466	$0	$0	$8,160	$15,350	$0	$0
BlackRock Global Allocation V.I. Fund	$52,513	$44,706	$0	$0	$20,000	$9,500	$0	$0
BlackRock Global Opportunities V.I. Fund	$36,363	$28,596	$0	$0	$9,690	$15,100	$0	$0
BlackRock Government Money Market V.I. Fund (Formerly BlackRock Money Market V.I. Fund)	$23,188	$23,243	$0	$0	$9,792	$9,600	$0	$0
BlackRock High Yield V.I. Fund	$43,438	$35,472	$0	$0	$14,025	$13,750	$0	$0

BlackRock International V.I. Fund	$30,713	$30,843	$0	$0	$14,127	$13,850	$0	$0
BlackRock iShares Alternative Strategies V.I. Fund	$25,175	$25,250	$0	$0	$13,850	$13,850	$0	$0
BlackRock iShares Dynamic Allocation V.I. Fund	$25,175	$25,250	$0	$0	$13,850	$13,850	$0	$0
BlackRock iShares Dynamic Fixed Income V.I. Fund	$22,175	$22,220	$0	$0	$13,107	$12,850	$0	$0
BlackRock iShares Equity Appreciation V.I. Fund	$22,175	$22,220	$0	$0	$13,107	$12,850	$0	$0
BlackRock Large Cap Core V.I. Fund	$30,888	$30,020	$0	$0	$13,107	$12,850	$0	$0
BlackRock Large Cap Growth V.I. Fund	$22,788	$22,839	$0	$0	$13,107	$12,850	$0	$0
BlackRock Large Cap Value V.I. Fund	$22,788	$22,839	$0	$0	$13,107	$12,850	$0	$0
BlackRock Managed Volatility V.I. Fund	$30,838	$30,970	$0	$0	$8,976	$8,800	$0	$0
BlackRock S&P 500 Index V.I. Fund	$31,888	$31,020	$0	$0	$13,107	$12,850	$0	$0
BlackRock Total Return V.I. Fund	$40,188	$40,413	$0	$0	$15,402	$15,100	$0	$0
BlackRock U.S. Government Bond V.I. Fund	$31,363	$31,500	$0	$0	$15,402	$8,000	$0	$0
BlackRock Value Opportunities V.I. Fund	$27,888	$27,990	$0	$0	$13,107	$12,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,855,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value V.I. Fund	$13,107	$12,850
BlackRock Capital Appreciation V.I. Fund	$13,107	$12,850
BlackRock Equity Dividend V.I. Fund	$8,160	$15,350
BlackRock Global Allocation V.I. Fund	$20,000	$9,500
BlackRock Global Opportunities V.I. Fund	$9,690	$15,100
BlackRock Government Money Market V.I. Fund (Formerly BlackRock Money Market V.I. Fund)	$9,792	$9,600

BlackRock High Yield V.I. Fund	$14,025	$13,750
BlackRock International V.I. Fund	$14,127	$13,850
BlackRock iShares Alternative Strategies V.I. Fund	$13,850	$13,850
BlackRock iShares Dynamic Allocation V.I. Fund	$13,850	$13,850
BlackRock iShares Dynamic Fixed Income V.I. Fund	$13,107	$12,850
BlackRock iShares Equity Appreciation Fund	$13,107	$12,850
BlackRock Large Cap Core V.I. Fund	$13,107	$12,850
BlackRock Large Cap Growth V.I. Fund	$13,107	$12,850
BlackRock Large Cap Value V.I. Fund	$13,107	$12,850
BlackRock Managed Volatility V.I. Fund	$8,976	$8,800
BlackRock S&P 500 Index V.I. Fund	$13,107	$12,850
BlackRock Total Return V.I. Fund	$15,402	$15,100
BlackRock U.S. Government Bond V.I. Fund	$15,402	$8,100
BlackRock Value Opportunities V.I. Fund	$13,107	$12,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds, Inc.

Date: February 26, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds, Inc.

Date: February 26, 2016